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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06463

                         AIM International Mutual Funds
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31__

Date of reporting period: 10/31/06

Item 1. Reports to Stockholders.

INTERNATIONAL/GLOBAL EQUITY                         AIM ASIA PACIFIC GROWTH FUND

Emerging Markets                Annual Report to Shareholders o October 31, 2006


Table of Contents

Supplemental Information ......................    2
Letters to Shareholders .......................    3
Performance Summary ...........................    5
Management Discussion .........................    5
Fund Expenses .................................    7
Long-term Fund Performance ....................    8
Approval of Advisory Agreement ................   10
Schedule of Investments .......................  F-1
Financial Statements ..........................  F-4
Notes to Financial Statements .................  F-7
Financial Highlights .......................... F-13
Auditor's Report .............................. F-16
Tax Disclosures ............................... F-17
Trustees and Officers ......................... F-18



[AIM INVESTMENT SOLUTIONS]


[GRAPHIC]        [GRAPHIC]        [GRAPHIC]

[DOMESTIC      [INTERNATIONAL/     [SECTOR
 EQUITY]       GLOBAL EQUITY]      EQUITY]



 [GRAPHIC]       [GRAPHIC]        [GRAPHIC]

  [FIXED        [ALLOCATION     [DIVERSIFIED
  INCOME]        SOLUTIONS]      PORTFOLIOS]


 [AIM INVESTMENTS LOGO APPEARS HERE]
       --Registered Trademark--

AIM Asia Pacific Growth Fund

AIM ASIA PACIFIC GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES                          future.                                       returns based on those net asset values
                                                                                           may differ from the net asset values and
o Class B shares are not available as an     ABOUT INDEXES USED IN THIS REPORT             returns reported in the Financial
investment for retirement plans                                                            Highlights.
maintained pursuant to Section 401 of        o The unmanaged MSCI EUROPE, AUSTRALASIA
the Internal Revenue Code, including         AND THE FAR EAST INDEX (the MSCI              o Industry classifications used in this
401(k) plans, money purchase pension         EAFE--Registered Trademark-- Index) is a      report are generally according to the
plans and profit sharing plans. Plans        group of foreign securities tracked by        Global Industry Classification Standard,
that had existing accounts invested in       Morgan Stanley Capital International.         which was developed by and is the
Class B shares prior to September 30,                                                      exclusive property and a service mark of
2003, will continue to be allowed to         o The MSCI ALL COUNTRY (AC) ASIA PACIFIC      Morgan Stanley Capital International
make additional purchases.                   EX-JAPAN INDEX is a group of developed        Inc. and Standard & Poor's.
                                             and emerging Asian and Asia-Pacific
PRINCIPAL RISKS OF INVESTING IN              markets (except Japan) covered by Morgan      The Fund provides a complete list of its
THE FUND                                     Stanley Capital International. The index      holdings four times in each fiscal year,
                                             represents investable opportunities for       at the quarter-ends. For the second and
o Foreign securities have additional         global investors, taking into account         fourth quarters, the lists appear in the
risks, including exchange rate changes,      the local market restrictions on share        Fund's semiannual and annual reports to
political and economic upheaval, the         ownership by foreign investors.               shareholders. For the first and third
relative lack of information about these                                                   quarters, the Fund files the lists with
companies, relatively low market             o The unmanaged LIPPER PACIFIC REGION         the Securities and Exchange Commission
liquidity and the potential lack of          EX-JAPAN FUNDS INDEX represents an            (SEC) on Form N-Q. The most recent list
strict financial and accounting controls     average of the largest Pacific ex-Japan       of portfolio holdings is available at
and standards.                               funds tracked by Lipper Inc., an              AIMinvestments.com. From our home page,
                                             independent mutual fund performance           click on Products & Performance, then
o Investing in a fund that invests in        monitor, and is considered                    Mutual Funds, then Fund Overview. Select
smaller companies involves risks not         representative of Pacific ex-Japan            your Fund from the drop-down menu and
associated with investing in more            stocks.                                       click on Complete Quarterly Holdings.
established companies, such as business                                                    Shareholders can also look up the Fund's
risk, stock price fluctuations and           o The Fund is not managed to track the        Forms N-Q on the SEC Web site at
illiquidity.                                 performance of any particular index,          sec.gov. Copies of the Fund's Forms N-Q
                                             including the indexes defined here, and       may be reviewed and copied at the SEC
o Investing in emerging markets involves     consequently, the performance of the          Public Reference Room in Washington,
greater risks than investing in more         Fund may deviate significantly from the       D.C. You can obtain information on the
established markets. Risks for emerging      performance of the index.                     operation of the Public Reference Room,
markets include risks relating to the                                                      including information about duplicating
relatively smaller size and lesser           o A direct investment cannot be made in       fee charges, by calling 202-942-8090 or
liquidity of these markets, high             an index. Unless otherwise indicated,         800-732-0330, or by electronic request
inflation rates, adverse political           index results include reinvested              at the following e-mail address:
developments and lack of timely              dividends, and they do not reflect sales      publicinfo@sec.gov. The SEC file numbers
information.                                 charges. Performance of an index of           for the Fund are 811-06463 and
                                             funds reflects fund expenses;                 033-44611.
o Prices of equity securities change in      performance of a market index does not.
response to many factors including the                                                     A description of the policies and
historical and prospective earnings of       OTHER INFORMATION                             procedures that the Fund uses to
the issuer, the value of its assets,                                                       determine how to vote proxies relating
general economic conditions, interest        The returns shown in the management's         to portfolio securities is available
rates, investor perceptions and market       discussion of Fund performance are based      without charge, upon request, from our
liquidity.                                   on net asset values calculated for            Client Services department at
                                             shareholder transactions. Generally           800-959-4246 or on the AIM Web site,
o Although the Fund's return during          accepted accounting principles require        AIMinvestments.com. On the home page,
certain periods was positively impacted      adjustments to be made to the net assets      scroll down and click on AIM Funds Proxy
by its investments in initial public         of the Fund at period end for financial       Policy. The information is also
offerings (IPOs), there can be no            reporting purposes, and as such, the net      available on the SEC Web site, sec.gov.
assurance that the fund will have            asset values for shareholder
favorable IPO investment opportunities       transactions and the                          Information regarding how the Fund voted
in the                                                                                     proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30, 2006, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.

================================================================================           ========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                  FUND NASDAQ SYMBOLS
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                         Class A Shares                    ASIAX
================================================================================           Class B Shares                    ASIBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                      Class C Shares                    ASICX
AIMinvestments.com                                                                         ========================================

AIM Asia Pacific Growth Fund


                    Dear Shareholders of The AIM Family of Funds--Registered Trademark--:

                    We're pleased to provide you with this report, which
    [TAYLOR         includes a discussion of how your Fund was managed during
     PHOTO]         the review period ended October 31, 2006, and what factors affected its performance.

                       As we approach the end of 2006, it seems likely that many
                    investors may see the value of their investments increase
 Philip Taylor      this year. Global equity markets, collectively, recorded
                    double-digit gains for the year ended October 31, 2006, as did the U.S. stock market. Also, the investment grade bond market in the United States rose for the same period.

                       While stock and bond markets generally enjoyed positive
                    year-to-date returns, their performance was affected by short-term economic and geopolitical events. For example, the U.S. stock market was weak in the second quarter of 2006 when it appeared that inflation might be rising. Only after the U.S. Federal Reserve Board decided in August that inflation was contained and that short-term interest rates need not be increased--the first time it kept rates unchanged in more than two years--did equities truly surge.

                       Short-term market fluctuations are a fact of life for all
                    investors. At AIM Investments--Registered Trademark--, we believe that investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments can help by offering a broad product line that gives your financial advisor the necessary tools to build a portfolio that's right for you regardless of market conditions. AIM Investments offers a comprehensive range of retail mutual funds, including domestic, global and international equity funds, taxable and tax-exempt fixed-income funds, and a variety of allocation portfolios--with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

                       We've changed the look of our annual reports to reflect
                    that belief. In our marketing and now our shareholder literature, we represent a fully diversified portfolio graphically as an allocation pie chart and assign each asset class a color--green for domestic equity, blue for international, orange for sector and purple for fixed income. A legend in the left column illustrates the methodology. Your report cover now shows your Fund's asset class color, plus the asset class and sub-asset class name are shown in the upper-left corner. The reason for these changes is to help you better understand where your Fund fits into your overall portfolio.

                       AIM has a variety of investment solutions, and knowing
                    which ones are right for your portfolio is complex. That's why we also believe in the value of a trusted financial advisor who will work with you to create an investment plan you can stick with for the long term. Your financial advisor can help allocate your portfolio appropriately and review your investments regularly to help ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that's based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

                    Our commitment to you

                    In the short term, the one sure thing about markets is their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building enduring solutions to help you achieve your investment goals, and we're pleased you've placed your trust in us.

                       Information about investing, the markets and your Fund is
                    always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.

                    Sincerely,

                    /s/ PHILIP TAYLOR

                    Philip Taylor
                    President -- AIM Funds
                    CEO, AIM Investments

                    December 14, 2006

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM Asia Pacific Growth Fund


                    Dear Fellow AIM Fund Shareholders:

                    At our meeting at the end of June, your Board completed its
    [CROCKETT       comprehensive review* of each fund's advisory agreement with
      PHOTO]        A I M Advisors, Inc. (AIM) to make certain your interests
                    are being served in terms of fees, performance and operations.

                       Looking ahead, your Board finds many reasons to be Bruce L. Crockett positive about AIM's management and strategic direction.
                    Most importantly, AIM's investment management discipline has paid off in terms of improved overall performance. We are also pleased with AIM's efforts to seek more cost-effective ways of delivering superior service.

                       In addition, AIM is realizing the benefits of belonging
                    to a leading independent global investment management organization in its parent company, AMVESCAP PLC, which is dedicated to helping people worldwide build their financial security. AMVESCAP managed approximately $450 billion globally as of October 31, 2006, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they may serve you through our goal of enhancing performance and reducing costs.

                       The seven new AIM funds--which include Asian funds,
                    structured U.S. equity funds and specialized bond funds--are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM's Web site.

                       Your Board is very pleased with the overall direction and
                    progress of the AIM Funds. We're working closely and effectively with AIM's management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.


                    Sincerely,

                    /s/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board

                    December 14, 2006


                    *To learn more about all the factors we considered before approving each fund's advisory agreement, go to the "Products & Performance" tab at the AIM Web site (AIMinvestments.com) and click on "Investment Advisory Agreement Renewals." The approval of advisory agreement information for your Fund is also included in this annual report on pages 10-11.

AIM Asia Pacific Growth Fund


Management's discussion                                                                        While research responsibilities
of Fund performance                                                                        within the portfolio management team are
                                                                                           focused by market capitalization, such
=====================================================================================      as large- or mid/small-cap, we select
PERFORMANCE SUMMARY                                                                        investments for the Fund by using a
                                                                                           "bottom-up" investment approach, which
Asian equities performed strongly during the fiscal year ended October 31, 2006,           means that we construct the Fund
delivering double digit returns. Inflationary pressures across the region showed           primarily on a stock-by-stock basis. We
increasing signs of weakening and lower oil prices provided an additional                  focus on the strengths of individual
tailwind for equity markets toward the end of the period.                                  companies rather than sectors, countries
                                                                                           or market-cap trends.
    We are pleased to once again have provided shareholders with double-digit
Fund performance at net asset value. As the table illustrates, your Fund,                      We believe disciplined sell
excluding applicable sales charges, significantly outperformed both its broad              decisions are key to successful
market and style-specific benchmarks. The strength of emerging Asian equities              investing. We consider selling a stock
enabled us to outperform our broad market index, which is composed of stocks               for one of the following reasons:
from developed nations. We attribute our comparative success in outperforming
the style-specific benchmark to strong stock selection in Australia, Hong Kong             o A company's fundamentals deteriorate,
and Singapore. An overweight position relative to the benchmark, combined with             or it posts disappointing earnings.
strong stock selection, in China and Indonesia also contributed to
outperformance.                                                                            o A stock's price seems overvalued.

    Your Fund's long-term performance appears on pages 8 and 9.                            o A more attractive opportunity becomes
                                                                                           available.

FUND VS. INDEXES                                                                           MARKET CONDITIONS AND YOUR FUND
Total returns, 10/31/05-10/31/06, excluding applicable sales charges. If sales
charges were included, returns would be lower.                                             Asian markets moved higher during the
                                                                                           period with nearly all Pacific Rim
                                                                                           countries, as represented by the MSCI All
Class A Shares                                                       40.06%                Country Asia Pacific ex Japan Index,
Class B Shares                                                       38.99                 posting double digit returns in U.S.
Class C Shares                                                       38.92                 dollar terms.
MSCI EAFE Index (Broad Market Index)                                 27.52
MSCI AC Asia Pacific ex-Japan Index (Style-Specific Index)           32.82                     Macroeconomic news remained robust
Lipper Pacific Region Ex-Japan Funds Index (Peer Group Index)        34.29                 with exports showing no signs, so far,
                                                                                           of being adversely affected by a U.S.
SOURCE: LIPPER INC.                                                                        slowdown. Domestic demand has been
=====================================================================================      more mixed, however, with strong demand
                                                                                           in the two largest economies in the
HOW WE INVEST                                (Earnings, Quality, Valuation) strategy       region (China, India), along with
                                             focuses primarily on identifying quality      Singapore. Elsewhere, however, demand
When selecting stocks for your Fund, we      companies that have experienced, or           has been weaker, but still positive, in
employ a disciplined investment strategy     exhibit the potential for, accelerating       Korea, Hong Kong and Thailand. The
that emphasizes fundamental research,        or above average earnings growth but          Philippines and Indonesian stock markets
supported by both quantitative analysis      whose prices do not fully reflect these       were two of the strongest performers for
and portfolio construction techniques.       attributes.                                   the fiscal year with
Our "EQV"
                                                                                                                         (continued)

========================================     ========================================     ========================================
  PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*

By sector                                    1. Hong Kong                       19.9%      1. Ezra Holdings Pte Ltd.
                                             2. South Korea                     17.8          (Singapore)                     2.4%
             [PIE CHART]                     3. Australia                       14.3       2. Esprit Holdings Ltd.
Consumer Staples                   11.9%     4. China                           10.2          (Hong Kong)                     2.0
Energy                              5.0%     5. Taiwan                           6.1       3. Ping An Insurance
Materials                           4.8%                                                      (Group) Co. of China Ltd. -
Telecommunication Services          3.8%     Total Net Assets        $401.60 million          Class H (China)                 1.9
Health Care                         3.3%                                                   4. Keppel Corp. Ltd. of China
Money Market Funds Plus                      Total Number of Holdings*            90          Ltd. (Singapore)                1.9
Other Assets Less Liabilities       8.6%                                                   5. Infosys Technologies Ltd.
Financials                         19.9%                                                      (India)                         1.8
Consumer Discretionary             18.3%                                                   6. Brambles Industries Ltd.
Industrials                        13.5%                                                      (Australia)                     1.8
Information Technology             13.4%                                                   7. Philippine Long Distance
                                                                                              Telephone Co. (Philippines)     1.8
The Fund's holdings are subject to change, and there is no assurance that the              8. Hon Hai Precision Industry
Fund will continue to hold any particular security.                                           Co., Ltd. (Taiwan)              1.8
                                                                                           9. Cheung Kong (Holdings) Ltd.
*Excluding money market fund holdings.                                                        (Hong Kong)                     1.7
                                                                                          10. Hyundai Department Store Co.,
                                                                                              Ltd. (South Korea)              1.7
========================================     ========================================     ========================================

AIM Asia Pacific Growth Fund

equities benefiting from a growth surge          On a sector basis, every sector we            We welcome new shareholders who
propelled by declining interest rates.       invested in during the reporting period       invested in the Fund during the fiscal
India's stock market also rallied            delivered double-digit returns,               year and thank all our shareholders for
strongly with foreign inflows continuing     outperforming the style-specific index.       your continued investment in AIM Asia
to bolster its stock market. In Taiwan,      Our lack of exposure to the utilities         Pacific Growth Fund.
however, relations with mainland China,      sector, however, detracted from
further problems with retail credit and      comparative results. Despite being            THE VIEWS AND OPINIONS EXPRESSED IN
slowing technology exports led to            underweight the strong energy sector,         MANAGEMENT'S DISCUSSION OF FUND
mid-period volatility.                       the Fund's largest holding,                   PERFORMANCE ARE THOSE OF A I M ADVISORS,
                                             Singapore-based EZRA HOLDINGS, enabled        INC. THESE VIEWS AND OPINIONS ARE
    The overall quality of the portfolio     us to significantly outperform the            SUBJECT TO CHANGE AT ANY TIME BASED ON
and the attractiveness of individual         style-specific index in this sector.          FACTORS SUCH AS MARKET AND ECONOMIC
securities largely explained the Fund's      EZRA's profit margins continued to            CONDITIONS. THESE VIEWS AND OPINIONS MAY
strong absolute and relative                 strengthen, and the company benefited         NOT BE RELIED UPON AS INVESTMENT ADVICE
performance. Strong stock selection in       from its shipping fleet expansion. In         OR RECOMMENDATIONS, OR AS AN OFFER FOR A
Australia, Hong Kong, Singapore and          addition, strong pricing power led to         PARTICULAR SECURITY. THE INFORMATION IS
Taiwan was a major contributor to            Ezra to raise charter rates as well.          NOT A COMPLETE ANALYSIS OF EVERY ASPECT
outperformance relative to the                                                             OF ANY MARKET, COUNTRY, INDUSTRY,
style-specific benchmark. Although               From a positioning perspective, the       SECURITY OR THE FUND. STATEMENTS OF FACT
significantly underweight Australian         Fund remained overweight in the consumer      ARE FROM SOURCES CONSIDERED RELIABLE,
equities (we found stronger growth           discretionary and consumer staples            BUT A I M ADVISORS, INC. MAKES NO
opportunities elsewhere in the region),      sectors. Both sectors provided a rich         REPRESENTATION OR WARRANTY AS TO THEIR
strong stock selection in Australian         source of high quality investment             COMPLETENESS OR ACCURACY. ALTHOUGH
materials stocks led to the Fund almost      opportunities that continued to benefit       HISTORICAL PERFORMANCE IS NO GUARANTEE
doubling index return in this market.        from consumer growth in Asia. We believe      OF FUTURE RESULTS, THESE INSIGHTS MAY
                                             that domestic demand is becoming a            HELP YOU UNDERSTAND OUR INVESTMENT
    A combination of favorable stock         sustainable and important growth             MANAGEMENT PHILOSOPHY.
selection and an overweight exposure to      driver for the region's economies, and
the strong Chinese market relative to        we positioned the Fund accordingly.               See important Fund and index
the style-specific index contributed                                                       disclosures on the inside front cover.
positively as well. PING AN INSURANCE            Foreign exchange was another
COMPANY OF CHINA, a leading Chinese          contributor to Fund performance with our                    Shuxin Cao
life, property and casualty insurer, was     exposure to the Korean won adding value          [CAO       Chartered Financial
a top contributor to Fund performance.       to our overall return. Because we do not        PHOTO]      Analyst, portfolio manager,
Operating in a largely under-penetrated      typically hedge currencies--generally we                    is co-manager of AIM Asia
market, this company has increased its       buy stocks in their local currency and                      Pacific Growth Fund. He
market share significantly. High             then translate that value back into                         joined AIM in 1997. Mr.
quality, innovative management, combined     dollars--foreign currency appreciation        Cao graduated from Tianjin Foreign
with potential growth prospects,             provided a boost to Fund performance.         Language Institute with a B.A. in
continue to keep us optimistic about the                                                   English. He also earned a M.B.A. from
stock.                                           Stock specific detractors included        Texas A&M University and is a certified
                                             TECHTRONIC INDUSTRIES (Hong                   public accountant.
    Despite a relatively volatile            Kong/household appliances), CHARM E&T
Taiwanese market environment, our            (South Korea/industrials) and OPTIMAX
bottom-up stock selection process            TECHNOLOGY (Taiwan/information                              Barrett K. Sides
allowed us to produce double-digit gains     technology). The Fund held relatively            [SIDES     Senior portfolio manager,
in this market, outperforming the style-     small exposures to these stocks, which           PHOTO]     is co-manager of AIM Asia
specific index. One standout holding was     we sold early in the fiscal year.                           Pacific Growth Fund. He
large-cap contract manufacturing company     Additionally, although the Fund's cash                      joined AIM in 1990. Mr.
HON HAI PRECISION. Over the fiscal year,     position was relatively in line with                        Sides graduated with a
the company produced a series of             historical levels, not being fully            B.S. in economics from Bucknell
earnings surprises. Additionally, the        invested in the strong Asian equity           University. He also earned an M.B.A. in
company was awarded new contracts in its     markets detracted from relative returns.      international business from the
core manufacturing competencies of PCs,                                                    University of St. Thomas.
handsets, consumer electronics and MP3       IN CLOSING
players. This led to a favorable boost                                                     Assisted by the Asia Pacific/Latin
in the company's stock price.                During the fiscal year, the Fund              America Team
                                             experienced double-digit returns. It
    Select holdings in Korea and a lack      would be imprudent for us to suggest
of exposure to certain strong-performing     that such a level of performance is
index stocks in India prevented the Fund     sustainable over the long term.
from out-performing the style-specific       Regardless of macro-economic trends, the
index in these markets. Over the period,     Fund strives to maintain a disciplined
we trimmed our exposure in India             strategy of selecting attractive
(because of valuation consideration) and     investment opportunities based on its
Korea (because of slowing growth) moving     "EQV" (Earnings, Quality and Valuation)       FOR A PRESENTATION OF YOUR FUND'S LONG-
assets into more reasonably priced           investment strategy.                        TERM PERFORMANCE, PLEASE SEE PAGES 8 AND 9.
quality growth opportunities elsewhere
across the region.

AIM Asia Pacific Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      mate the expenses that you paid over the          THE HYPOTHETICAL ACCOUNT VALUES AND
                                             period. Simply divide your account value      EXPENSES MAY NOT BE USED TO ESTIMATE THE
As a shareholder of the Fund, you incur      by $1,000 (for example, an $8,600             ACTUAL ENDING ACCOUNT BALANCE OR
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),       EXPENSES YOU PAID FOR THE PERIOD. YOU
costs, which may include sales charges       then multiply the result by the number        MAY USE THIS INFORMATION TO COMPARE THE
(loads) on purchase payments or              in the table under the heading entitled       ONGOING COSTS OF INVESTING IN THE FUND
contingent deferred sales charges on         "Actual Expenses Paid During Period" to       AND OTHER FUNDS. TO DO SO, COMPARE THIS
redemptions, and redemption fees, if         estimate the expenses you paid on your        5% HYPOTHETICAL EXAMPLE WITH THE 5%
any; and (2) ongoing costs, including        account during this period.                   HYPOTHETICAL EXAMPLES THAT APPEAR IN THE
management fees; distribution and/or                                                       SHAREHOLDER REPORTS OF THE OTHER FUNDS.
service (12b-1) fees; and other Fund         HYPOTHETICAL EXAMPLE FOR
expenses. This example is intended to        COMPARISON PURPOSES                               Please note that the expenses shown
help you understand your ongoing costs                                                     in the table are meant to highlight your
(in dollars) of investing in the Fund        The table below also provides                 ongoing costs only and do not reflect
and to compare these costs with ongoing      information about hypothetical account        any transaction costs, such as sales
costs of investing in other mutual           values and hypothetical expenses based        charges (loads) on purchase payments,
funds. The example is based on an            on the Fund's actual expense ratio and        contingent deferred sales charges on
investment of $1,000 invested at the         an assumed rate of return of 5% per year      redemptions, and redemption fees, if
beginning of the period and held for the     before expenses, which is not the Fund's      any. Therefore, the hypothetical
entire period May 1, 2006, through           actual return. The Fund's actual              information is useful in comparing
October 31, 2006.                            cumulative total returns at net asset         ongoing costs only, and will not help
                                             value after expenses for the six months       you determine the relative total costs
ACTUAL EXPENSES                              ended October 31, 2006, appear in the         of owning different funds. In addition,
                                             table "Cumulative Total Returns" on           if these transaction costs were
The table below provides information         page 9.                                       included, your costs would have been
about actual account values and actual                                                     higher.
expenses. You may use the information in
this table, together with the amount you
invested, to esti-


====================================================================================================================================

                                                 ACTUAL                         HYPOTHETICAL
                                                                     (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING             ENDING           EXPENSES         ENDING            EXPENSES          ANNUALIZED
SHARE           ACCOUNT VALUE       ACCOUNT VALUE      PAID DURING     ACCOUNT VALUE       PAID DURING         EXPENSE
CLASS             (5/1/06)          (10/31/06)(1)       PERIOD(2,3)     (10/31/06)         PERIOD(2,4)          RATIO
  A              $1,000.00            $1,036.80          $ 9.29         $1,016.08            $ 9.20             1.81%
  B               1,000.00             1,032.40           13.11          1,012.30             12.98             2.56
  C               1,000.00             1,032.60           13.12          1,012.30             12.98             2.56




(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2006, through October 31,
    2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective October 1, 2006, the contractual custodian fee rates were reduced. The annualized expense ratios restated as if the new terms of contract had been in effect throughout the entire most recent fiscal half year are 1.75%, 2.50% and 2.50% for Class A, B and C shares, respectively.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $8.98, $12.81, and $12.81 for Class A, B and C shares, respectively.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $8.89, $12.68, and $12.68 for Class A, B and C shares, respectively.

====================================================================================================================================

AIM Asia Pacific Growth Fund

Your Fund's long-term performance

RESULTS OF A $10,000 INVESTMENT

Index data from 10/31/97, Fund data from 11/03/97




Past performance cannot guarantee                This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
    The data shown in the chart include      believe that a logarithmic chart is more
reinvested distributions, applicable         effective than other types of charts in
sales charges, Fund expenses and             illustrating changes in value during the
management fees. Results for Class B         early years shown in the chart. The
shares are calculated as if a                vertical axis, the one that indicates
hypothetical shareholder had liquidated      the dollar value of an investment, is
his entire investment in the Fund at the     constructed with each segment
close of the reporting period and paid       representing a percent change in the
the applicable contingent deferred sales     value of the investment. In this chart,
charges. Index results include               each segment represents a doubling, or
reinvested dividends, but they do not        100% change, in the value of the
reflect sales charges. Performance of an     investment. In other words, the space
index of funds reflects fund expenses        between $10,000 and $20,000 is the same
and management fees; performance of a        size as the space between $20,000 and
market index does not. Performance shown     $40,000, and so on.
in the chart and table(s) does not
reflect deduction of taxes a shareholder
would pay on Fund distributions or sale
of Fund shares. Performance of the
indexes does not reflect the effects of
taxes.

                                [MOUNTAIN CHART]

                        AIM ASIA                AIM ASIA               AIM ASIA                                   LIPPER PACIFIC
                     PACIFIC GROWTH          PACIFIC GROWTH        PACIFIC GROWTH                                   REGION EX-
                      FUND-CLASS A            FUND-CLASS B           FUND-CLASS C            MSCI EAFE             JAPAN FUNDS
  DATE                   SHARES                  SHARES                SHARES                  INDEX                  INDEX
10/31/97                                                                                      $10000                 $10000
   11/97                  $8401                  $8890                  $8890                   9898                   9650
   12/97                   8174                   8650                   8650                   9984                   9400
    1/98                   7834                   8280                   8290                  10441                   8511
    2/98                   9346                   9879                   9880                  11111                   9823
    3/98                   9167                   9690                   9690                  11453                   9751
    4/98                   8713                   9199                   9200                  11544                   9170
    5/98                   7759                   8189                   8190                  11488                   8065
    6/98                   6814                   7189                   7180                  11575                   7196
    7/98                   6682                   7039                   7030                  11692                   7014
    8/98                   5633                   5939                   5920                  10244                   6164
    9/98                   6474                   6809                   6800                   9929                   6787
   10/98                   7267                   7629                   7610                  10965                   7760
   11/98                   7475                   7848                   7820                  11526                   8133
   12/98                   7477                   7848                   7820                  11981                   8185
    1/99                   7305                   7668                   7640                  11946                   7981
    2/99                   7201                   7558                   7540                  11661                   7790
    3/99                   7714                   8078                   8061                  12148                   8516
    4/99                   9138                   9580                   9553                  12640                   9786
    5/99                   9395                   9841                   9813                  11989                   9562
    6/99                  10867                  11372                  11345                  12456                  11093
    7/99                  10459                  10932                  10914                  12827                  11082
    8/99                  10440                  10902                  10884                  12873                  11339
    9/99                   9946                  10371                  10353                  13003                  10767
   10/99                  10232                  10662                  10642                  13490                  11026
   11/99                  11628                  12114                  12085                  13959                  12606
   12/99                  12560                  13074                  13045                  15212                  14314
    1/00                  12085                  12574                  12544                  14245                  14151
    2/00                  13282                  13815                  13786                  14628                  14382
    3/00                  15126                  15707                  15689                  15196                  14927
    4/00                  13502                  14016                  14007                  14396                  13032
    5/00                  12447                  12914                  12906                  14044                  12199
    6/00                  13321                  13805                  13798                  14594                  13150
    7/00                  12456                  12915                  12906                  13982                  12397
    8/00                  12419                  12864                  12856                  14103                  12459
    9/00                  11183                  11573                  11564                  13416                  11173
   10/00                  10167                  10511                  10502                  13099                  10169
   11/00                   9872                  10211                  10202                  12608                   9678
   12/00                   9743                  10065                  10065                  13056                   9617
    1/01                  10810                  11160                  11160                  13050                  10806
    2/01                  10201                  10527                  10528                  12071                  10249
    3/01                   9123                   9402                   9402                  11267                   9082
    4/01                   9685                   9985                   9985                  12050                   9401
    5/01                   9772                  10076                  10066                  11624                   9401
    6/01                   9600                   9885                   9885                  11149                   9206
    7/01                   9285                   9554                   9554                  10946                   8850
    8/01                   8731                   8982                   8981                  10669                   8553
    9/01                   7797                   8017                   8017                   9588                   7334
   10/01                   8188                   8419                   8409                   9834                   7669
   11/01                   8712                   8951                   8951                  10196                   8605
   12/01                   9179                   9422                   9413                  10257                   9174
    1/02                   9407                   9653                   9645                   9712                   9537
    2/02                   9465                   9713                   9695                   9780                   9645
    3/02                   9931                  10185                  10167                  10356                  10286
    4/02                   9969                  10225                  10208                  10377                  10359
    5/02                   9921                  10165                  10147                  10509                  10308
    6/02                   9502                   9733                   9715                  10090                   9790
    7/02                   9092                   9311                   9294                   9094                   9352
    8/02                   8882                   9080                   9062                   9074                   9127
    9/02                   8044                   8227                   8208                   8099                   8124
   10/02                   8130                   8307                   8289                   8534                   8344
   11/02                   8454                   8629                   8611                   8922                   8887
   12/02                   8187                   8358                   8339                   8622                   8377
    1/03                   8339                   8508                   8490                   8262                   8437
    2/03                   8177                   8337                   8320                   8072                   8091
    3/03                   7796                   7945                   7928                   7914                   7714
    4/03                   8063                   8216                   8199                   8689                   8117
    5/03                   8654                   8819                   8792                   9216                   8842
    6/03                   9178                   9341                   9304                   9439                   9389
    7/03                   9712                   9883                   9847                   9667                  10064
    8/03                  10493                  10667                  10640                   9900                  10776
    9/03                  10646                  10828                  10791                  10206                  10912
   10/03                  11513                  11692                  11656                  10842                  11793
   11/03                  11522                  11703                  11666                  11083                  11701
   12/03                  12266                  12446                  12409                  11949                  12571
    1/04                  12627                  12808                  12761                  12118                  13080
    2/04                  13066                  13250                  13202                  12397                  13489
    3/04                  12913                  13079                  13041                  12467                  13228
    4/04                  12236                  12396                  12358                  12185                  12622
    5/04                  12112                  12266                  12217                  12211                  12390
    6/04                  11807                  11945                  11905                  12494                  12276
    7/04                  11655                  11784                  11745                  12088                  12003
    8/04                  12207                  12336                  12297                  12142                  12503
    9/04                  12731                  12858                  12809                  12459                  13012
   10/04                  13074                  13200                  13151                  12884                  13201
   11/04                  14036                  14165                  14106                  13764                  14339
   12/04                  14493                  14617                  14569                  14368                  14826
    1/05                  14550                  14667                  14620                  14104                  14904
    2/05                  15321                  15440                  15383                  14714                  15702
    3/05                  14749                  14847                  14800                  14344                  15051
    4/05                  14673                  14766                  14720                  14007                  14930
    5/05                  14768                  14857                  14801                  14014                  15403
    6/05                  15226                  15308                  15263                  14200                  15738
    7/05                  15960                  16041                  15986                  14635                  16837
    8/05                  16046                  16112                  16056                  15005                  16743
    9/05                  16723                  16786                  16729                  15673                  17792
   10/05                  15628                  15671                  15623                  15215                  16809
   11/05                  16658                  16696                  16639                  15587                  18132
   12/05                  17496                  17524                  17466                  16313                  19212
    1/06                  19021                  19035                  18966                  17314                  20594
    2/06                  19107                  19114                  19048                  17276                  20464
    3/06                  19923                  19919                  19844                  17845                  21181
    4/06                  21112                  21096                  21023                  18698                  22310
    5/06                  19721                  19698                  19623                  17971                  20535
    6/06                  19490                  19455                  19381                  17970                  20271
    7/06                  19509                  19455                  19391                  18148                  20294
    8/06                  20124                  20059                  19984                  18647                  20932
    9/06                  20718                  20632                  20568                  18676                  21732
   10/06                  21897                  21941                  21702                  19402                  22573

                                                             SOURCE: LIPPER INC.

AIM Asia Pacific Growth Fund


========================================     ========================================      ========================================
 AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS

As of 10/31/06, including applicable         As of 9/30/06, the most recent calendar       6 months ended 10/31/06, excluding
sales charges                                quarter-end, including applicable sales       applicable sales charges
                                             charges
CLASS A SHARES                                                                             Class A Shares                 3.68%
Inception (11/3/97)            9.11%         CLASS A SHARES                                Class B Shares                 3.24
 5 Years                      20.37          Inception (11/3/97)            8.53%          Class C Shares                 3.26
 1 Year                       32.39           5 Years                      20.21           ========================================
                                              1 Year                       17.08
CLASS B SHARES
Inception (11/3/97)            9.13%         CLASS B SHARES
 5 Years                      20.75          Inception (11/3/97)            8.55%
 1 Year                       33.99           5 Years                      20.63
                                              1 Year                       17.92
CLASS C SHARES
Inception (11/3/97)            9.00%         CLASS C SHARES
 5 Years                      20.88          Inception (11/3/97)            8.43%
 1 Year                       37.92           5 Years                      20.73
                                              1 Year                       21.94
========================================     ========================================
THE PERFORMANCE DATA QUOTED REPRESENT            CLASS A SHARE PERFORMANCE REFLECTS            A REDEMPTION FEE OF 2% WILL BE
PAST PERFORMANCE AND CANNOT GUARANTEE        THE MAXIMUM 5.50% SALES CHARGE, AND           IMPOSED ON CERTAIN REDEMPTIONS OR
COMPARABLE FUTURE RESULTS; CURRENT           CLASS B AND CLASS C SHARE PERFORMANCE         EXCHANGES OUT OF THE FUND WITHIN 30 DAYS
PERFORMANCE MAY BE LOWER OR HIGHER.          REFLECTS THE APPLICABLE CONTINGENT            OF PURCHASE. EXCEPTIONS TO THE
PLEASE VISIT AIMinvestments.com FOR THE      DEFERRED SALES CHARGE (CDSC) FOR THE          REDEMPTION FEE ARE LISTED IN THE
MOST RECENT MONTH-END PERFORMANCE.           PERIOD INVOLVED. THE CDSC ON CLASS B          FUND'S PROSPECTUS.
PERFORMANCE FIGURES REFLECT REINVESTED       SHARES DECLINES FROM 5% BEGINNING AT THE
DISTRIBUTIONS, CHANGES IN NET ASSET          TIME OF PURCHASE TO 0% AT THE BEGINNING           HAD THE ADVISOR NOT WAIVED FEES
VALUE AND THE EFFECT OF THE MAXIMUM          OF THE SEVENTH YEAR. THE CDSC ON CLASS C      AND/OR REIMBURSED EXPENSES, PERFORMANCE
SALES CHARGE UNLESS OTHERWISE STATED.        SHARES IS 1% FOR THE FIRST YEAR AFTER         WOULD HAVE BEEN LOWER.
INVESTMENT RETURN AND PRINCIPAL VALUE        PURCHASE.
WILL FLUCTUATE SO THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL SHARES.               THE PERFORMANCE OF THE FUND'S SHARE
                                             CLASSES WILL DIFFER PRIMARILY DUE TO
                                             DIFFERENT SALES CHARGE STRUCTURES AND
                                             CLASS EXPENSES.

AIM Asia Pacific Growth Fund


APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM                 services to be provided by AIM under the      Board is meeting periodically with such
International Mutual Funds (the "Board")     Advisory Agreement was appropriate and        Fund's portfolio managers and/or other
oversees the management of AIM Asia          that AIM currently is providing services      investment personnel and believes that
Pacific Growth Fund (the "Fund") and, as     in accordance with the terms of the           such individuals are competent and able
required by law, determines annually         Advisory Agreement.                           to continue to carry out their
whether to approve the continuance of                                                      responsibilities under the Advisory
the Fund's advisory agreement with A I M     o The quality of services to be provided      Agreement.
Advisors, Inc. ("AIM"). Based upon the       by AIM. The Board reviewed the
recommendation of the Investments            credentials and experience of the             o Overall performance of AIM. The Board
Committee of the Board, at a meeting         officers and employees of AIM who will        considered the overall performance of
held on June 27, 2006, the Board,            provide investment advisory services to       AIM in providing investment advisory and
including all of the independent             the Fund. In reviewing the                    portfolio administrative services to the
trustees, approved the continuance of        qualifications of AIM to provide              Fund and concluded that such performance
the advisory agreement (the "Advisory        investment advisory services, the Board       was satisfactory.
Agreement") between the Fund and AIM for     considered such issues as AIM's
another year, effective July 1, 2006.        portfolio and product review process,         o Fees relative to those of clients of
                                             various back office support functions         AIM with comparable investment
    The Board considered the factors         provided by AIM and AIM's equity and          strategies. The Board noted that AIM
discussed below in evaluating the            fixed income trading operations. Based        does not serve as an advisor to other
fairness and reasonableness of the           on the review of these and other              mutual funds or other clients with
Advisory Agreement at the meeting on         factors, the Board concluded that the         investment strategies comparable to
June 27, 2006 and as part of the Board's     quality of services to be provided by         those of the Fund.
ongoing oversight of the Fund. In their      AIM was appropriate and that AIM
deliberations, the Board and the             currently is providing satisfactory           o Fees relative to those of comparable
independent trustees did not identify        services in accordance with the terms of      funds with other advisors. The Board
any particular factor that was               the Advisory Agreement.                       reviewed the advisory fee rate for the
controlling, and each trustee attributed                                                   Fund under the Advisory Agreement. The
different weights to the various             o The performance of the Fund relative        Board compared effective contractual
factors.                                     to comparable funds. The Board reviewed       advisory fee rates at a common asset
                                             the performance of the Fund during the        level at the end of the past calendar
    One responsibility of the                past one, three and five calendar years       year and noted that the Fund's rate was
independent Senior Officer of the Fund       against the performance of funds advised      comparable to the median rate of the
is to manage the process by which the        by other advisors with investment             funds advised by other advisors with
Fund's proposed management fees are          strategies comparable to those of the         investment strategies comparable to
negotiated to ensure that they are           Fund. The Board noted that the Fund's         those of the Fund that the Board
negotiated in a manner which is at arms'     performance in such periods was below         reviewed. The Board noted that AIM has
length and reasonable. To that end, the      the median performance of such                agreed to waive advisory fees of the
Senior Officer must either supervise a       comparable funds. Based on this review        Fund, as discussed below. Based on this
competitive bidding process or prepare       and after taking account of all of the        review, the Board concluded that the
an independent written evaluation. The       other factors that the Board considered       advisory fee rate for the Fund under the
Senior Officer has recommended an            in determining whether to continue the        Advisory Agreement was fair and
independent written evaluation in lieu       Advisory Agreement for the Fund, the          reasonable.
of a competitive bidding process and,        Board concluded that no changes should
upon the direction of the Board, has         be made to the Fund and that it was not       o Expense limitations and fee waivers.
prepared such an independent written         necessary to change the Fund's portfolio      The Board noted that AIM has
evaluation. Such written evaluation also     management team at this time. Although        contractually agreed to waive advisory
considered certain of the factors            the independent written evaluation of         fees of the Fund through June 30, 2007
discussed below. In addition, as             the Fund's Senior Officer (discussed          to the extent necessary so that the
discussed below, the Senior Officer made     below) only considered Fund performance       advisory fees payable by the Fund do not
a recommendation to the Board in             through the most recent calendar year,        exceed a specified maximum advisory fee
connection with such written evaluation.     the Board also reviewed more recent Fund      rate, which maximum rate includes
                                             performance, which did not change their       breakpoints and is based on net asset
    The discussion below serves as a         conclusions.                                  levels. The Board considered the
summary of the Senior Officer's                                                            contractual nature of this fee waiver
independent written evaluation and           o The performance of the Fund relative        and noted that it remains in effect
recommendation to the Board in               to indices. The Board reviewed the            until June 30, 2007. The Board
connection therewith, as well as a           performance of the Fund during the past       considered the effect this fee waiver
discussion of the material factors and       one, three and five calendar years            would have on the Fund's estimated
the conclusions with respect thereto         against the performance of the Lipper         expenses and concluded that the levels
that formed the basis for the Board's        Pacific-Ex Japan Fund Index. The Board        of fee waivers/expense limitations for
approval of the Advisory Agreement.          noted that the Fund's performance in          the Fund were fair and reasonable.
After consideration of all of the            such periods was below the performance
factors below and based on its informed      of such Index. Based on this review and       o Breakpoints and economies of scale.
business judgment, the Board determined      after taking account of all of the other      The Board reviewed the structure of the
that the Advisory Agreement is in the        factors that the Board considered in          Fund's advisory fee under the Advisory
best interests of the Fund and its           determining whether to continue the           Agreement, noting that it includes one
shareholders and that the compensation       Advisory Agreement for the Fund, the          breakpoint. The Board reviewed the level
to AIM under the Advisory Agreement is       Board concluded that no changes should        of the Fund's advisory fees, and noted
fair and reasonable and would have been      be made to the Fund and that it was not       that such fees, as a percentage of the
obtained through arm's length                necessary to change the Fund's portfolio      Fund's net assets, would decrease as net
negotiations.                                management team at this time. Although        assets increase because the Advisory
                                             the independent written evaluation of         Agreement includes a breakpoint. The
    Unless otherwise stated, information     the Fund's Senior Officer (discussed          Board noted that, due to the Fund's
presented below is as of June 27, 2006       below) only considered Fund performance       asset levels at the end of the past
and does not reflect any changes that        through the most recent calendar year,        calendar year and the way in which the
may have occurred since June 27, 2006,       the Board also reviewed more recent Fund      advisory fee breakpoints have been
including but not limited to changes to      performance, which did not change their       structured, the Fund has yet to benefit
the Fund's performance, advisory fees,       conclusions.                                  from the breakpoint. The Board noted
expense limitations and/or fee waivers.                                                    that AIM has contractually agreed to
                                             o Meetings with the Fund's portfolio          waive advisory fees of the Fund through
o The nature and extent of the advisory      managers and investment personnel. With       June 30, 2007 to the extent necessary so
services to be provided by AIM. The          respect to the Fund, the                      that the advisory fees payable by the
Board reviewed the services to be                                                          Fund do not
provided by AIM under the Advisory
Agreement. Based on such review, the
Board concluded that the range of

                                                                                                                        (continued)

AIM Asia Pacific Growth Fund


exceed a specified maximum advisory fee      o Profitability of AIM and its                o Other factors and current trends. The
rate, which maximum rate includes            affiliates. The Board reviewed                Board considered the steps that AIM and
breakpoints and is based on net asset        information concerning the profitability      its affiliates have taken over the last
levels. The Board concluded that the         of AIM's (and its affiliates')                several years, and continue to take, in
Fund's fee levels under the Advisory         investment advisory and other activities      order to improve the quality and
Agreement therefore would reflect            and its financial condition. The Board        efficiency of the services they provide
economies of scale at higher asset           considered the overall profitability of       to the Funds in the areas of investment
levels and that it was not necessary to      AIM, as well as the profitability of AIM      performance, product line
change the advisory fee breakpoints in       in connection with managing the Fund.         diversification, distribution, fund
the Fund's advisory fee schedule.            The Board noted that AIM's operations         operations, shareholder services and
                                             remain profitable, although increased         compliance. The Board concluded that
o Investments in affiliated money market     expenses in recent years have reduced         these steps taken by AIM have improved,
funds. The Board also took into account      AIM's profitability. Based on the review      and are likely to continue to improve,
the fact that uninvested cash and cash       of the profitability of AIM's and its         the quality and efficiency of the
collateral from securities lending           affiliates' investment advisory and           services AIM and its affiliates provide
arrangements, if any (collectively,          other activities and its financial            to the Fund in each of these areas, and
"cash balances") of the Fund may be          condition, the Board concluded that the       support the Board's approval of the
invested in money market funds advised       compensation to be paid by the Fund to        continuance of the Advisory Agreement
by AIM pursuant to the terms of an SEC       AIM under its Advisory Agreement was not      for the Fund.
exemptive order. The Board found that        excessive.
the Fund may realize certain benefits
upon investing cash balances in AIM          o Benefits of soft dollars to AIM. The
advised money market funds, including a      Board considered the benefits realized
higher net return, increased liquidity,      by AIM as a result of brokerage
increased diversification or decreased       transactions executed through "soft
transaction costs. The Board also found      dollar" arrangements. Under these
that the Fund will not receive reduced       arrangements, brokerage commissions paid
services if it invests its cash balances     by the Fund and/or other funds advised
in such money market funds. The Board        by AIM are used to pay for research and
noted that, to the extent the Fund           execution services. This research may be
invests uninvested cash in affiliated        used by AIM in making investment
money market funds, AIM has voluntarily      decisions for the Fund. The Board
agreed to waive a portion of the             concluded that such arrangements were
advisory fees it receives from the Fund      appropriate.
attributable to such investment. The
Board further determined that the            o AIM's financial soundness in light of
proposed securities lending program          the Fund's needs. The Board considered
and related procedures with respect to       whether AIM is financially sound and has
the lending Fund is in the best              the resources necessary to perform its
interests of the lending Fund and its        obligations under the Advisory
respective shareholders. The Board           Agreement, and concluded that AIM has
therefore concluded that the investment      the financial resources necessary to
of cash collateral received in               fulfill its obligations under the
connection with the securities lending       Advisory Agreement.
program in the money market funds
according to the procedures is in the        o Historical relationship between the
best interests of the lending Fund and       Fund and AIM. In determining whether to
its respective shareholders.                 continue the Advisory Agreement for the
                                             Fund, the Board also considered the
o Independent written evaluation and         prior relationship between AIM and the
recommendations of the Fund's Senior         Fund, as well as the Board's knowledge
Officer. The Board noted that, upon          of AIM's operations, and concluded that
their direction, the Senior Officer of       it was beneficial to maintain the
the Fund, who is independent of AIM and      current relationship, in part, because of
AIM's affiliates, had prepared an            such knowledge. The Board also reviewed
independent written evaluation in order      the general nature of the non-investment
to assist the Board in determining the       advisory services currently performed by
reasonableness of the proposed               AIM and its affiliates, such as
management fees of the AIM Funds,            administrative, transfer agency and
including the Fund. The Board noted that     distribution services, and the fees
the Senior Officer's written evaluation      received by AIM and its affiliates for
had been relied upon by the Board in         performing such services. In addition to
this regard in lieu of a competitive         reviewing such services, the trustees
bidding process. In determining whether      also considered the organizational
to continue the Advisory Agreement for       structure employed by AIM and its
the Fund, the Board considered the           affiliates to provide those services.
Senior Officer's written evaluation and      Based on the review of these and other
the recommendation made by the Senior        factors, the Board concluded that AIM
Officer to the Board that the Board          and its affiliates were qualified to
consider whether the advisory fee            continue to provide non-investment
waivers for certain equity AIM Funds,        advisory services to the Fund, including
including the Fund, should be                administrative, transfer agency and
simplified. The Board concluded that it      distribution services, and that AIM and
would be advisable to consider this          its affiliates currently are providing
issue and reach a decision prior to the      satisfactory non-investment advisory
expiration date of such advisory fee         services.
waivers.

AIM Asia Pacific Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006


                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-91.41%

AUSTRALIA-14.27%

Australia and New Zealand Banking Group Ltd.
  (Diversified Banks)(a)                          178,000   $  3,986,517
------------------------------------------------------------------------
Babcock & Brown Ltd. (Other Diversified
  Financial Services)(a)                          125,000      2,105,908
------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                      315,700      6,716,340
------------------------------------------------------------------------
Bradken Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(a)                                867,625      4,100,602
------------------------------------------------------------------------
Brambles Industries Ltd. (Diversified
  Commercial & Professional Services)(a)(b)       749,800      7,217,630
------------------------------------------------------------------------
Computershare Ltd. (Data Processing &
  Outsourced Services)(a)                         713,000      4,246,419
------------------------------------------------------------------------
CSL Ltd. (Biotechnology)(a)                       144,100      6,251,474
------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)(b)                                248,000      4,722,241
------------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)(a)(b)                               465,700      3,867,185
------------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                     402,200      4,826,440
------------------------------------------------------------------------
Woolworths Ltd. (Food Retail)(a)                  207,000      3,310,425
------------------------------------------------------------------------
Zinifex Ltd. (Diversified Metals & Mining)(a)     503,500      5,978,567
========================================================================
                                                              57,329,748
========================================================================

CHINA-10.24%

Celestial NutriFoods Ltd. (Packaged Foods &
  Meats)(a)(c)                                  2,582,000      2,825,324
------------------------------------------------------------------------
China Green (Holdings) Ltd. (Agricultural
  Products)                                     1,163,000        506,939
------------------------------------------------------------------------
China Medical Technologies, Inc.-ADR (Health
  Care Equipment)(b)(c)                           118,099      2,999,715
------------------------------------------------------------------------
China Mengniu Dairy Co. Ltd. (Packaged Foods
  & Meats)                                      1,455,000      2,645,386
------------------------------------------------------------------------
China Petroleum and Chemical Corp. (Sinopec)-
  Class H (Integrated Oil & Gas)(a)             4,304,000      2,985,152
------------------------------------------------------------------------
FU JI Food & Catering Services (Restaurants)    2,648,000      4,650,990
------------------------------------------------------------------------
Industrial and Commercial Bank of China-Class
  H (Diversified Banks) (Acquired 10/20/2006;
  Cost $333,330)(c)(d)                            837,000        374,525
------------------------------------------------------------------------
Longcheer Holdings Ltd. (Integrated
  Telecommunication Services)(a)                4,501,000      2,880,944
------------------------------------------------------------------------
Mingyuan Medicare Development Co. Ltd.
  (Technology Distributors)(a)                 19,600,000      1,763,909
------------------------------------------------------------------------
New Oriental Education & Technology Group,
  Inc.-ADR (Education Services)(c)                  6,691        161,253
------------------------------------------------------------------------
Ping An Insurance (Group) Co. of China Ltd.-
  Class H (Life & Health Insurance)(a)          2,172,000      7,545,794
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------


CHINA-(CONTINUED)

SIM Technology Group Ltd. (Communications
  Equipment)(a)                                 5,478,000   $  1,850,508
------------------------------------------------------------------------
Xiamen International Port Co. Ltd.-Class H
  (Marine Ports & Services)(a)(c)              13,212,000      3,073,331
------------------------------------------------------------------------
Xinyi Glass Holding Co. Ltd. (Auto Parts &
  Equipment)(a)                                 7,500,000      2,563,187
------------------------------------------------------------------------
Xiwang Sugar Holdings Co. Ltd. (Packaged
  Foods & Meats)(a)                             4,280,000      2,249,022
------------------------------------------------------------------------
Yantai North Andre Juice Co. Ltd.-Class H
  (Packaged Foods & Meats)(a)                  22,125,000      2,048,549
========================================================================
                                                              41,124,528
========================================================================

HONG KONG-19.94%

AAC Acoustic Technology Holdings Inc.
  (Communications Equipment)(c)                 1,979,400      2,300,799
------------------------------------------------------------------------
ASM Pacific Technology Ltd. (Semiconductor
  Equipment)(a)                                   455,000      2,359,246
------------------------------------------------------------------------
Champion REIT (Office REIT's) (Acquired
  05/16/2006; Cost $1,993,400)(c)(d)            3,000,000      1,488,968
------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                    636,000      6,913,416
------------------------------------------------------------------------
China Yurun Food Group Ltd. (Packaged Foods &
  Meats)(a)                                     4,158,000      3,634,488
------------------------------------------------------------------------
China Yurun Food Group Ltd. (Packaged Foods &
  Meats) (Acquired 09/23/05; Cost
  $1,047,054)(a)(d)                             2,174,181      1,900,442
------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)(b)                                   41,700      3,495,294
------------------------------------------------------------------------
Dickson Concepts (International) Ltd.
  (Apparel Retail)                              3,149,000      2,984,124
------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)(a)          841,500      8,144,285
------------------------------------------------------------------------
Hengan International Group Co. Ltd. (Personal
  Products)                                     2,322,000      5,589,138
------------------------------------------------------------------------
Hopewell Holdings Ltd. (Highways &
  Railtracks)                                   1,753,000      5,206,797
------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)                               611,000      5,416,558
------------------------------------------------------------------------
Lee & Man Paper Manufacturing Ltd. (Paper
  Products)(a)                                  1,964,000      3,988,845
------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)(a)                2,550,200      6,708,585
------------------------------------------------------------------------
Paliburg Holdings Ltd. (Hotels, Resorts &
  Cruise Lines)(a)                             83,576,000      3,805,199
------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(a)          49,680,000      4,849,432
------------------------------------------------------------------------
Top Form International Ltd. (Apparel,
  Accessories & Luxury Goods)                  18,154,000      3,594,759
------------------------------------------------------------------------
Wing Hang Bank Ltd. (Diversified Banks)           283,000      2,750,964
------------------------------------------------------------------------
Yue Yuen Industrial (Holdings) Ltd.
  (Footwear)(a)                                 1,636,000      4,950,712
========================================================================
                                                              80,082,051
========================================================================

AIM Asia Pacific Growth Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

INDIA-4.78%

Aztecsoft Ltd. (IT Consulting & Other
  Services)                                       504,668   $  1,689,045
------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(a)                  99,300      3,220,183
------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(a)                              159,056      7,391,251
------------------------------------------------------------------------
Maruti Udyog Ltd. (Automobile
  Manufacturers)(a)                               192,200      4,124,601
------------------------------------------------------------------------
Tata Motors Ltd. (Construction & Farm
  Machinery & Heavy Trucks)(a)                    152,000      2,788,665
========================================================================
                                                              19,213,745
========================================================================

INDONESIA-3.24%

PT Astra International Tbk (Automobile
  Manufacturers)                                1,914,000      2,820,277
------------------------------------------------------------------------
PT Telekomunikasi Indonesia-Series B
  (Integrated Telecommunication Services)(a)    5,791,500      5,328,755
------------------------------------------------------------------------
PT United Tractors Tbk (Construction & Farm
  Machinery & Heavy Trucks)(a)                  6,741,000      4,844,850
========================================================================
                                                              12,993,882
========================================================================

MALAYSIA-2.56%

Public Bank Berhad (Diversified Banks)          2,668,800      5,005,141
------------------------------------------------------------------------
SP Setia Berhad (Real Estate Management &
  Development)                                  4,907,700      5,267,128
========================================================================
                                                              10,272,269
========================================================================

PHILIPPINES-1.75%

Philippine Long Distance Telephone Co.
  (Wireless Telecommunication Services)(a)        148,000      7,031,118
========================================================================

SINGAPORE-5.77%

Ezra Holdings Pte Ltd. (Oil & Gas Equipment &
  Services)(a)                                  3,872,000      9,736,926
------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                               742,000      7,514,866
------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(a)                                       520,000      5,906,440
========================================================================
                                                              23,158,232
========================================================================

SOUTH KOREA-17.79%

Cheil Communications Inc. (Advertising)(a)         13,700      3,015,665
------------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)(a)               45,160      5,101,435
------------------------------------------------------------------------
Daegu Bank (Regional Banks)(a)                    289,500      4,779,417
------------------------------------------------------------------------
Daesang Corp. (Packaged Foods & Meats)(a)(c)      269,600      3,415,364
------------------------------------------------------------------------
Hana Financial Group Inc. (Diversified
  Banks)(a)                                       117,157      5,379,730
------------------------------------------------------------------------
Hynix Semiconductor Inc. (Semiconductors)(c)       40,000      1,451,921
------------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(a)                           81,790      6,809,241
------------------------------------------------------------------------
Hyundai Heavy Industries Co., Ltd.
  (Construction & Farm Machinery & Heavy
  Trucks)(a)                                       17,300      2,530,595
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------

SOUTH KOREA-(CONTINUED)

Hyundai Mipo Dockyard Co., Ltd. (Construction
  & Farm Machinery & Heavy Trucks)(a)              33,940   $  4,487,405
------------------------------------------------------------------------
Hyundai Motor Co. (Automobile Manufacturers)       59,000      4,796,646
------------------------------------------------------------------------
Joongang Construction Co., Ltd. (Construction
  & Engineering)(a)                               135,860      2,003,114
------------------------------------------------------------------------
Kookmin Bank (Diversified Banks)(a)                61,330      4,860,531
------------------------------------------------------------------------
Lotte Confectionery Co., Ltd. (Packaged Foods
  & Meats)(a)                                       1,860      2,255,809
------------------------------------------------------------------------
NHN Corp. (Internet Software &
  Services)(a)(c)                                  21,600      2,137,310
------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)(a)                              10,150      6,575,237
------------------------------------------------------------------------
Shinsegae Co., Ltd. (Hypermarkets & Super
  Centers)                                          4,100      2,362,874
------------------------------------------------------------------------
Taegu Department Store Co., Ltd. (Department
  Stores)(a)                                      165,880      3,191,618
------------------------------------------------------------------------
Techno Semichem Co., Ltd. (Commodity
  Chemicals)(a)                                   159,850      2,480,874
------------------------------------------------------------------------
Woongjin Coway Co., Ltd. (Housewares &
  Specialties)(a)                                 145,500      3,818,901
========================================================================
                                                              71,453,687
========================================================================

TAIWAN-6.14%

Catcher Technology Co., Ltd. (Computer
  Storage & Peripherals)(a)                       301,516      2,597,694
------------------------------------------------------------------------
Delta Electronics Inc. (Electronic Equipment
  Manufacturers)(a)                               525,000      1,481,914
------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(a)        1,091,680      7,030,085
------------------------------------------------------------------------
Hung Poo Real Estate Development Corp. (Real
  Estate Management & Development)(a)           2,274,000      2,500,194
------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)(a)                 645,700      6,261,726
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           1,056,677      1,932,217
------------------------------------------------------------------------
Wistron Corp. (Computer Hardware)(a)            2,470,542      2,846,413
========================================================================
                                                              24,650,243
========================================================================

THAILAND-4.93%

Kasikornbank PCL (Diversified Banks)(a)         3,439,000      6,729,430
------------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified
  Banks)(a)                                     3,686,000      6,530,562
------------------------------------------------------------------------
Thai Oil PCL (Oil & Gas Refining &
  Marketing)(a)                                 2,432,000      4,037,132
------------------------------------------------------------------------
Thai Stanley Electric PCL-Class F (Auto Parts
  & Equipment)(a)                                 557,800      2,491,575
========================================================================
                                                              19,788,699
========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $258,347,426)                   367,098,202
========================================================================

AIM Asia Pacific Growth Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-6.24%

Liquid Assets Portfolio-Institutional
  Class(e)                                     12,536,110   $ 12,536,110
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)       12,536,110     12,536,110
========================================================================
    Total Money Market Funds (Cost
      $25,072,220)                                            25,072,220
========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-97.65% (Cost
  $283,419,646)                                              392,170,422
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-4.15%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                   8,332,014   $  8,332,014
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(e)(f)                                   8,332,013      8,332,013
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $16,664,027)                                      16,664,027
========================================================================
TOTAL INVESTMENTS-101.80% (Cost $300,083,673)                408,834,449
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.80)%                         (7,229,456)
========================================================================
NET ASSETS-100.00%                                          $401,604,993
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2006 was $300,129,079, which represented 74.73% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security was out on loan at October 31, 2006.
(c) Non-income producing security.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2006 was $3,763,935, which represented 0.94% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Asia Pacific Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

ASSETS:

Investments, at value (cost $258,347,426)*     $367,098,202
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $41,736,247)                             41,736,247
===========================================================
    Total investments (cost $300,083,673)       408,834,449
===========================================================
Foreign currencies, at value (cost
  $9,215,177)                                     9,049,948
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                1,470,894
-----------------------------------------------------------
  Dividends                                         902,963
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               40,808
-----------------------------------------------------------
Other assets                                         23,998
===========================================================
    Total assets                                420,323,060
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             478,663
-----------------------------------------------------------
  Fund shares reacquired                            573,711
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 50,816
-----------------------------------------------------------
  Collateral upon return of securities loaned    16,664,027
-----------------------------------------------------------
Accrued distribution fees                           149,030
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,234
-----------------------------------------------------------
Accrued transfer agent fees                         158,476
-----------------------------------------------------------
Accrued operating expenses                          642,110
===========================================================
    Total liabilities                            18,718,067
===========================================================
Net assets applicable to shares outstanding    $401,604,993
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $276,497,690
-----------------------------------------------------------
Undistributed net investment income               1,398,279
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                     15,107,279
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies             108,601,745
===========================================================
                                               $401,604,993
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $292,770,873
___________________________________________________________
===========================================================
Class B                                        $ 53,936,103
___________________________________________________________
===========================================================
Class C                                        $ 54,898,017
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          12,830,223
___________________________________________________________
===========================================================
Class B                                           2,491,797
___________________________________________________________
===========================================================
Class C                                           2,545,786
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      22.82
-----------------------------------------------------------
  Offering price per share
    (Net asset value of $22.82 divided by
    94.50%)                                    $      24.15
___________________________________________________________
===========================================================
Class B: Net asset value and offering price
  per share                                    $      21.65
___________________________________________________________
===========================================================
Class C: Net asset value and offering price
  per share                                    $      21.56
___________________________________________________________
===========================================================

* At October 31, 2006, securities with an aggregate value of $16,003,615 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Asia Pacific Growth Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $724,239)        $ 6,976,795
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $156,996)                        1,146,693
-------------------------------------------------------------------------
Interest                                                            7,026
=========================================================================
    Total investment income                                     8,130,514
=========================================================================

EXPENSES:

Advisory fees                                                   3,094,875
-------------------------------------------------------------------------
Administrative services fees                                       94,929
-------------------------------------------------------------------------
Custodian fees                                                    751,393
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         584,163
-------------------------------------------------------------------------
  Class B                                                         474,594
-------------------------------------------------------------------------
  Class C                                                         446,517
-------------------------------------------------------------------------
Transfer agent fees                                             1,008,022
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          22,401
-------------------------------------------------------------------------
Other                                                             260,646
=========================================================================
    Total expenses                                              6,737,540
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (140,088)
=========================================================================
    Net expenses                                                6,597,452
=========================================================================
Net investment income                                           1,533,062
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        44,845,531
-------------------------------------------------------------------------
  Foreign currencies                                             (398,572)
=========================================================================
                                                               44,446,959
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (net of estimated tax on foreign
    investments of $(353,063) -- Note 1J)                      52,456,433
-------------------------------------------------------------------------
  Foreign currencies                                              (24,724)
=========================================================================
                                                               52,431,709
=========================================================================
Net gain from investment securities and foreign currencies     96,878,668
=========================================================================
Net increase in net assets resulting from operations          $98,411,730
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Asia Pacific Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,533,062    $  1,237,012
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  44,446,959      13,912,360
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           52,431,709      13,482,015
==========================================================================================
    Net increase in net assets resulting from operations        98,411,730      28,631,387
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,171,757)             --
------------------------------------------------------------------------------------------
  Class B                                                          (78,079)             --
------------------------------------------------------------------------------------------
  Class C                                                          (64,640)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (1,314,476)             --
==========================================================================================
Share transactions-net:
  Class A                                                       66,639,813      29,437,413
------------------------------------------------------------------------------------------
  Class B                                                        4,039,615       1,071,326
------------------------------------------------------------------------------------------
  Class C                                                       15,223,352      12,941,688
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               85,902,780      43,450,427
==========================================================================================
    Net increase in net assets                                 183,000,034      72,081,814
==========================================================================================

NET ASSETS:

  Beginning of year                                            218,604,959     146,523,145
==========================================================================================
  End of year (including undistributed net investment income
    of $1,398,279 and $1,277,076, respectively)               $401,604,993    $218,604,959
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Asia Pacific Growth Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Asia Pacific Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net

AIM Asia Pacific Growth Fund

     gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM Asia Pacific Growth Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                            0.95%
-------------------------------------------------------------------
Over $500 million                                             0.90%
 __________________________________________________________________
===================================================================


    Through June 30, 2007, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
---------------------------------------------------------------------
First $250 million                                             0.935%
---------------------------------------------------------------------
Next $250 million                                              0.91%
---------------------------------------------------------------------
Next $500 million                                              0.885%
---------------------------------------------------------------------
Next $1.5 billion                                              0.86%
---------------------------------------------------------------------
Next $2.5 billion                                              0.835%
---------------------------------------------------------------------
Next $2.5 billion                                              0.81%
---------------------------------------------------------------------
Next $2.5 billion                                              0.785%
---------------------------------------------------------------------
Over $10 billion                                               0.76%
 ____________________________________________________________________
=====================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2006, AIM waived advisory fees of $72,465.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $2,231.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2006, AIM was paid $94,929.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2006, the Fund paid AIS $1,008,022.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2006, the Class A, Class B and Class C shares paid $584,163, $474,594 and $446,517, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2006, ADI advised the Fund that it retained $196,900 in front-end sales commissions from the sale of Class A shares and $3,516, $48,339 and $15,220 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM Asia Pacific Growth Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 6,845,216      $ 72,143,249      $ (66,452,355)        $   --         $12,536,110     $  494,104      $   --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class                    --        33,938,815        (21,402,705)            --          12,536,110        187,395          --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             6,845,216        48,337,977        (55,183,193)            --                  --        308,198          --
===================================================================================================================================
  Subtotal        $13,690,432      $154,420,041      $(143,038,253)        $   --         $25,072,220     $  989,697      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 4,073,251      $ 35,285,123      $ (31,026,360)        $   --         $ 8,332,014     $   78,265      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             4,073,250        35,285,123        (31,026,360)            --           8,332,013         78,731          --
===================================================================================================================================
  Subtotal        $ 8,146,501      $ 70,570,246      $ (62,052,720)        $   --         $16,664,027     $  156,996      $   --
===================================================================================================================================
  Total
    Investments
    in
    Affiliates    $21,836,933      $224,990,287      $(205,090,973)        $   --         $41,736,247     $1,146,693      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended October 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $65,392.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2006, the Fund paid legal fees of $4,565 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

AIM Asia Pacific Growth Fund


    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2006, securities with an aggregate value of $16,003,615 were on loan to brokers. The loans were secured by cash collateral of $16,664,027 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2006, the Fund received dividends on cash collateral investments of $156,996 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                                 2006       2005
--------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,314,476     $--
________________________________________________________________________________
================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,440,560
----------------------------------------------------------------------------
Undistributed long-term gain                                      15,392,940
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           108,316,084
----------------------------------------------------------------------------
Temporary book/tax differences                                       (42,281)
----------------------------------------------------------------------------
Shares of beneficial interest                                    276,497,690
============================================================================
  Total net assets                                              $401,604,993
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(149,031).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $28,935,489 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of October 31, 2006.

AIM Asia Pacific Growth Fund

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2006 was $241,142,490 and $173,959,698, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $114,006,983
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (5,541,868)
==============================================================================
Net unrealized appreciation of investment securities             $108,465,115
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $300,369,334.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on October 31, 2006, undistributed net investment income was decreased by $97,383 and undistributed net realized gain was increased by $97,383. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                       2006(a)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,736,406    $136,891,336     4,405,997    $ 70,360,970
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,086,165      20,943,735       754,546      11,491,560
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,830,093      34,886,344     1,693,546      25,384,096
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         57,543       1,028,861            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                          4,270          72,895            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          3,486          59,266            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        273,040       5,558,140       187,193       2,986,955
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (286,944)     (5,558,140)     (196,169)     (2,986,955)
======================================================================================================================
Reacquired:(b)
  Class A                                                     (3,768,936)    (76,838,524)   (2,798,484)    (43,910,512)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (592,965)    (11,418,875)     (497,986)     (7,433,279)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,000,372)    (19,722,258)     (838,123)    (12,442,408)
======================================================================================================================
                                                               4,341,786    $ 85,902,780     2,710,520    $ 43,450,427
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 27% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Amount is net of redemption fees of $32,992, $6,682 and $6,379 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2006 and $21,867, $5,526 and $3,201 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

AIM Asia Pacific Growth Fund

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                                2006           2005        2004       2003       2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.41       $  13.72    $  12.07    $  8.53    $  8.59
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.14           0.14       (0.01)     (0.01)     (0.04)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.39           2.55        1.66       3.55      (0.02)
=======================================================================================================================
    Total from investment operations                              6.53           2.69        1.65       3.54      (0.06)
=======================================================================================================================
Less dividends from net investment income                        (0.12)            --          --         --         --
=======================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00         --         --
=======================================================================================================================
Net asset value, end of period                                $  22.82       $  16.41    $  13.72    $ 12.07    $  8.53
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  39.97%         19.61%      13.67%     41.50%     (0.70)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $292,771       $156,379    $106,129    $97,192    $62,806
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.83%(c)       2.01%       2.23%      2.26%      2.25%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.85%(c)       2.03%       2.25%      2.41%      2.49%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.68%(c)       0.85%      (0.09)%    (0.11)%    (0.41)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             58%            36%         68%       100%       114%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $233,665,204.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2006          2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.61       $ 13.14    $ 11.64    $  8.27    $  8.38
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               (0.01)         0.03      (0.09)     (0.07)     (0.10)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  6.08          2.44       1.59       3.44      (0.01)
====================================================================================================================
    Total from investment operations                             6.07          2.47       1.50       3.37      (0.11)
====================================================================================================================
Less dividends from net investment income                       (0.03)           --         --         --         --
====================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00         --         --
====================================================================================================================
Net asset value, end of period                                $ 21.65       $ 15.61    $ 13.14    $ 11.64    $  8.27
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 38.96%        18.80%     12.89%     40.75%     (1.31)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $53,936       $35,600    $29,174    $24,599    $19,916
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.58%(c)      2.69%      2.88%      2.91%      2.90%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.60%(c)      2.71%      2.90%      3.06%      3.14%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.07)%(c)     0.17%     (0.74)%    (0.76)%    (1.06)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            58%           36%        68%       100%       114%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $47,459,365.

AIM Asia Pacific Growth Fund

                                                                                    CLASS C
                                                              ----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                               2006          2005       2004       2003      2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.55       $ 13.09    $ 11.60    $ 8.25    $ 8.37
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               (0.01)         0.03      (0.09)    (0.07)    (0.10)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  6.05          2.43       1.58      3.42     (0.02)
==================================================================================================================
    Total from investment operations                             6.04          2.46       1.49      3.35     (0.12)
==================================================================================================================
Less dividends from net investment income                       (0.03)           --         --        --        --
==================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00        --        --
==================================================================================================================
Net asset value, end of period                                $ 21.56       $ 15.55    $ 13.09    $11.60    $ 8.25
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 38.92%        18.79%     12.84%    40.61%    (1.43)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $54,898       $26,626    $11,220    $8,763    $6,019
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.58%(c)      2.69%      2.88%     2.91%     2.90%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.60%(c)      2.71%      2.90%     3.06%     3.14%
==================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.07)%(c)     0.17%     (0.74)%   (0.76)%   (1.06)%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                            58%           36%        68%      100%      114%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $44,651,747.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

AIM Asia Pacific Growth Fund

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions (all the claims in this category of lawsuits were dismissed with prejudice by the court on September 29, 2006, except for the Section 36(b) claim which was dismissed with leave to amend to plead it properly as a derivative claim).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Asia Pacific Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Asia Pacific Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Asia Pacific Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 20, 2006
Houston, Texas

AIM Asia Pacific Growth Fund

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2006, 0% is eligible for the dividends received deduction for corporations.

  For its tax year ended October 31, 2006, the Fund designates 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

For its tax year ended October 31, 2006, the Fund designates 0.02%, or the maximum amount allowable, of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.

    The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2006, April 30, 2006, July 31, 2006 and October 31, 2006 are 99.31%, 99.61%, 99.66% and 99.72%, respectively.

AIM Asia Pacific Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(1) -- 1946      1991           Director and Chairman, A I M Management    None
  Trustee and Vice Chair                          Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954      2006           Director, Chief Executive Officer and      None
  Trustee, President and                          President, A I M Management Group Inc.,
  Principal                                       AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                               broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944        1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
  Trustee and Chair                               (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936             2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939          2001           Retired                                    Badgley Funds, Inc. (registered
  Trustee                                                                                    investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942           2003           Founder, Green, Manning & Bunch Ltd.,      None
  Trustee                                         (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941         2000           Director of a number of public and         None
  Trustee                                         private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952           1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
  Trustee                                         Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1991           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
  Trustee                                         Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950       1998           Formerly: Chief Executive Officer, YWCA    None
  Trustee                                         of the USA
-------------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942         1991           Partner, law firm of Pennock & Cooper      None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935          2001           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942               2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944     2005           Retired                                    Director, Mainstay VP Series
  Trustee                                         Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Asia Pacific Growth Fund



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958          2005           Senior Vice President and Senior Officer  N/A
  Senior Vice President and                       of The AIM Family of Funds--Registered
  Senior Officer                                  Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962             2006           Director, Senior Vice President,          N/A
  Senior Vice President, Chief                    Secretary and General Counsel, A I M
  Legal Officer and Secretary                     Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director, INVESCO
                                                  Funds Group Inc.; Senior Vice President,
                                                  Chief Legal Officer and Secretary of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--; and Manager, Powershares
                                                  Capital Management LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959         2004           Global Compliance Director, AMVESCAP      N/A
  Vice President                                  PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956          2003           Senior Vice President and General
  Vice President                                  Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961        2004           Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                       Advisors, Inc.; and Vice President,
  Financial Officer and                           Treasurer and Principal Officer of The
  Treasurer                                       AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

  J. Philip Ferguson -- 1945       2005           Senior Vice President and Chief           N/A
  Vice President                                  Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960        2004           Director of Cash Management, Managing     N/A
  Vice President                                  Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967          2005           Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                           Officer, A I M Advisors, Inc., A I M
  Compliance Officer                              Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958         2006           Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                        Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                    [eDelivery
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           AIMinvestments.com/edelivery
                      Graphic]

REGISTER FOR eDELIVERY

eDelivery is the process of receiving your fund and account      If used after January 20, 2007, this report must be
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Register for eDelivery to:                                       of AMVESCAP PLC, one of the world's largest independent
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                           [YOUR GOALS. OUR SOLUTIONS.] --Registered Trademark--
================================================================================
Mutual     Retirement   Annuities   College   Separately   Offshore   Cash
Funds      Products                 Savings   Managed      Products   Management          [AIM INVESTMENTS LOGO APPEARS HERE]
                                    Plans     Accounts                                          --Registered Trademark--
================================================================================

INTERNATIONAL/                                          AIM European Growth Fund
GLOBAL EQUITY                    Annual Report to Shareholders o October 31,2006


International/Global Growth


Table of Contents

Supplemental Information .........     2
Letters to Shareholders ..........     3
Performance Summary ..............     5
Management Discussion ............     5
Fund Expenses ....................     7
Long-term Fund Performance .......     8
Approval of Advisory Agreement ...    10
Schedule of Investments ..........   F-1
Financial Statements .............   F-4
Notes to Financial Statements ....   F-7
Financial Highlights .............  F-14
Auditor's Report .................  F-20
Tax Disclosures ..................  F-21           [COVER GLOBE IMAGE]
Trustees and Officers ............  F-22


[AIM INVESTMENT SOLUTIONS]


[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

[DOMESTIC   [INTERNATIONAL/      [SECTOR
 EQUITY]     GLOBAL EQUITY]      EQUITY]


[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

 [FIXED       [ALLOCATION     [DIVERSIFIED
 INCOME]       SOLUTIONS]      PORTFOLIOS]


[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--

AIM European Growth Fund

AIM EUROPEAN GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES                          value of its assets, general economic        discussion of Fund performance are based
                                             conditions, interest rates, investor         on net asset values calculated for
o Class B shares are not available as an     perceptions and market liquidity.            shareholder transactions. Generally
investment for retirement plans maintained                                                accepted accounting principles require
pursuant to Section 401 of the Internal      o Although the Fund's return during          adjustments to be made to the net assets
Revenue Code, including 401(k) plans,        certain periods was positively impacted by   of the fund at period end for financial
money purchase pension plans and profit      its investments in initial public            reporting purposes, and as such, the net
sharing plans. Plans that had existing       offerings (IPOs), there can be no            asset values for shareholder transactions
accounts invested in Class B shares prior    assurance that the fund will have            and the returns based on those net asset
to September 30, 2003, will continue to be   favorable IPO investment opportunities in    values may differ from the net asset
allowed to make additional purchases.        the future.                                  values and returns reported in the
                                                                                          Financial Highlights.
o Class R shares are available only to       ABOUT INDEXES USED IN THIS REPORT
certain retirement plans. Please see the                                                  o Industry classifications used in this
prospectus for more information.             o The unmanaged MSCI EUROPE, AUSTRALASIA     report are generally according to the
                                             AND THE FAR EAST INDEX (the MSCI EAFE        Global Industry Classification Standard,
o Investor Class shares are closed to most   --Registered Trademark--) is a group of      which was developed by and is the
investors. For more information on who may   foreign securities tracked by Morgan         exclusive property and a service mark of
continue to invest in Investor Class         Stanley Capital International.               Morgan Stanley Capital International Inc.
shares, please see the prospectus.                                                        and Standard & Poor's.
                                             o The unmanaged MSCI EUROPE INDEX
PRINCIPAL RISKS OF INVESTING IN THE FUND     --Service Mark-- is a group of European      The Fund provides a complete list of its
                                             securities tracked by Morgan Stanley         holdings four times in each fiscal year,at
o Foreign securities have additional         Capital International. The Growth portion    the quarter-ends. For the second and
risks, including exchange rate changes,      measures performance of companies with       fourth quarters,the lists appear in the
political and economic upheaval, the         higher price/earnings ratios and higher      Fund's semiannual and annual reports to
relative lack of information about these     forecasted growth values.                    shareholders. For the first and third
companies, relatively low market liquidity                                                quarters,the Fund files the lists with the
and the potential lack of strict financial   o The unmanaged LIPPER EUROPEAN FUNDS        Securities and Exchange Commission (SEC)
and accounting controls and standards.       INDEX represents an average of the           on Form N-Q. The most recent list of
                                             performance of the 30 largest European       portfolio holdings is available at
o Investing in a fund that invests in        equity funds tracked by Lipper Inc., an      AIMinvestments.com. From our home
smaller companies involves risks not         independent mutual fund performance          page,click on Products & Performance,then
associated with investing in more            monitor.                                     Mutual Funds,then Fund Overview. Select
established companies, such as business                                                   your Fund from the drop-down menu and
risk, stock price fluctuations and           o The Fund is not managed to track the       click on Complete Quarterly Holdings.
illiquidity.                                 performance of any particular index,         Shareholders can also look up the Fund's
                                             including the indexes defined here, and      Forms N-Q on the SEC Web site at sec.gov.
o Investing in emerging markets involves     consequently, the performance of the Fund    Copies of the Fund's Forms N-Q may be
greater risks than investing in more         may deviate significantly from the           reviewed and copied at the SEC Public
established markets. Risks for emerging      performance of the index.                    Reference Room in Washington,D.C. You can
markets include risks relating to the                                                     obtain information on the operation of the
relatively smaller size and lesser           o A direct investment cannot be made in an   Public Reference Room,including
liquidity of these markets, high inflation   index. Unless otherwise indicated, index     information about duplicating fee
rates, adverse political developments and    results include reinvested dividends, and    charges,by calling 202-942-8090 or
lack of timely information.                  they do not reflect sales charges.           800-732-0330,or by electronic request at
                                             Performance of an index of funds reflects    the following e-mail address:
o Prices of equity securities change in      fund expenses; performance of a market       publicinfo@sec.gov. The SEC file numbers
response to many factors including the       index does not.                              for the Fund are 811-06463 and 033-44611.
historical and prospective earnings of the
issuer, the                                  OTHER INFORMATION                            A description of the policies and
                                                                                          procedures that the Fund uses to determine
                                             o The returns shown in the management's      how to vote proxies relating to portfolio
                                                                                          securities is available without
                                                                                          charge,upon request,from our Client
                                                                                          Services department at 800-959-4246 or on
                                                                                          the AIM Web site,AIMinvestments.com. On
                                                                                          the home page,scroll down and click on AIM
                                                                                          Funds Proxy Policy. The information is
                                                                                          also available on the SEC Web
                                                                                          site,sec.gov.

                                                                                          Continued on page 9

                                                                                          ==========================================
                                                                                          FUND NASDAQ SYMBOLS
======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                 Class A Shares                    AEDAX
PROSPECTUS,WHICH CONTAINS MORE COMPLETE INFORMATION,INCLUDING SALES CHARGES AND           Class B Shares                    AEDBX
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                            Class C Shares                    AEDCX
======================================================================================    Class R Shares                    AEDRX
NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE                                 Investor Class Shares             EGINX
AIMinvestments.com                                                                        ==========================================

AIM European Growth Fund


                    Dear Shareholders of The AIM Family of Funds
                    --Registered Trademark--:

                    We're pleased to provide you with this report, which includes a discussion of how your Fund was managed during the review period ended October 31, 2006, and what factors affected its performance.

                        As we approach the end of 2006, it seems likely that
      [TAYLOR       many investors may see the value of their investments
       PHOTO]       increase this year. Global equity markets, collectively,
                    recorded double-digit gains for the year ended October 31, 2006, as did the U.S. stock market. Also, the investment grade bond market in the United States rose for the same period.

                        While stock and bond markets generally enjoyed positive
                    year-to-date returns, their performance was affected by
   Philip Taylor    short-term economic and geopolitical events. For example,
                    the U.S. stock market was weak in the second quarter of 2006 when it appeared that inflation might be rising. Only after the U.S. Federal Reserve Board decided in August that inflation was contained and that short-term interest rates need not be increased--the first time it kept rates unchanged in more than two years--did equities truly surge.

                        Short-term market fluctuations are a fact of life for
                    all investors. At AIM Investments --Registered Trademark--, we believe that investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments can help by offering a broad product line that gives your financial advisor the necessary tools to build a portfolio that's right for you regardless of market conditions. AIM Investments offers a comprehensive range of retail mutual funds, including domestic, global and international equity funds, taxable and tax-exempt fixed-income funds, and a variety of allocation portfolios--with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

                        We've changed the look of our annual reports to reflect
                    that belief. In our marketing and now our shareholder literature, we represent a fully diversified portfolio graphically as an allocation pie chart and assign each asset class a color--green for domestic equity, blue for international, orange for sector and purple for fixed income. A legend in the left column illustrates the methodology. Your report cover now shows your Fund's asset class color, plus the asset class and sub-asset class name are shown in the upper-left corner. The reason for these changes is to help you better understand where your Fund fits into your overall portfolio.

                        AIM has a variety of investment solutions, and knowing
                    which ones are right for your portfolio is complex. That's why we also believe in the value of a trusted financial advisor who will work with you to create an investment plan you can stick with for the long term. Your financial advisor can help allocate your portfolio appropriately and review your investments regularly to help ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that's based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

                    OUR COMMITMENT TO YOU

                    In the short term, the one sure thing about markets is their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building enduring solutions to help you achieve your investment goals, and we're pleased you've placed your trust in us.

                        Information about investing, the markets and your Fund
                    is always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.


                    Sincerely,

                    /S/ PHILIP TAYLOR

                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    December 14, 2006


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM European Growth Fund


                    Dear Fellow AIM Fund Shareholders:

                    At our meeting at the end of June, your Board completed its comprehensive review* of each fund's advisory agreement with A I M Advisors, Inc. (AIM) to make certain your interests are being served in terms of fees, performance and operations.

                        Looking ahead, your Board finds many reasons to be
     [CROCKETT      positive about AIM's management and strategic direction.
      PHOTO]        Most importantly, AIM's investment management discipline has paid off in terms of improved overall performance. We are also pleased with AIM's efforts to seek more cost-effective ways of delivering superior service.

                        In addition, AIM is realizing the benefits of belonging
                    to a leading independent global investment management organization in its parent company, AMVESCAP PLC, which is
 Bruce L. Crockett  dedicated to helping people worldwide build their financial security. AMVESCAP managed approximately $450 billion globally as of October 31, 2006, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they may serve you through our goal of enhancing performance and reducing costs.

                        The seven new AIM funds--which include Asian funds,
                    structured U.S. equity funds and specialized bond funds--are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM's Web site.

                        Your Board is very pleased with the overall direction
                    and progress of the AIM Funds. We're working closely and effectively with AIM's management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board

                    December 14, 2006


                    *To learn more about all the factors we considered before approving each fund's advisory agreement, go to the "Products & Performance" tab at the AIM Web site (AIMinvestments.com) and click on "Investment Advisory Agreement Renewals." The approval of advisory agreement information for your Fund is also included in this annual report on pages 10-11.

AIM European Growth Fund

Management's discussion                                                                   a stock-by-stock basis focusing on the
of Fund performance                                                                       strengths of individual companies rather
                                                                                          than sectors, countries or market-cap
======================================================================================    trends.

PERFORMANCE SUMMARY                                                                           We believe disciplined sell decisions
                                                                                          are key to successful investing. We
Global equity markets rallied strongly over the fiscal year,fueled by improving           consider selling a stock when:
economic growth prospects in Europe and Asia.
                                                                                          o A company's fundamentals deteriorate, or
    We are pleased to provide shareholders with double-digit Fund performance at net      it posts disappointing earnings.
asset value once again. As the table below illustrates, your Fund significantly
outperformed both its broad market and style-specific benchmarks. We attribute the        o A stock's price seems overvalued.
Fund's comparative success to strong stock selection,with key contributions coming
from consumer discretionary, energy, consumer staples, industrials and health care        o A more attractive opportunity becomes
holdings. Additionally, the Fund's all-cap investment approach enabled us to invest in    available.
several strong performing smaller cap companies contributing positively to
performance.                                                                              MARKET CONDITIONS AND YOUR FUND

    Your Fund's long-term performance appears on pages 8 and 9.                           During the fiscal year, the superior
                                                                                          performance of European equities relative
FUND VS. INDEXES                                                                          to those of the U.S. continued to
                                                                                          underscore the importance of
Total returns,10/31/05-10/31/06,excluding applicable sales charges. If sales charges      diversification. Although returns varied
were included,returns would be lower.                                                     and European markets saw a slight
                                                                                          correction mid-year, all major countries
                                                                                          represented in the MSCI Europe Index,
Class A Shares                                                                  37.40%    considered representative of European
Class B Shares                                                                  36.39     stocks, posted double-digit gains for the
Class C Shares                                                                  36.41     reporting period (in U.S. dollar terms).
Class R Shares                                                                  37.02     Macroeconomic data was generally
Investor Class Shares                                                           37.47     supportive of this growth. French consumer
MSCI EAFE Index (Broad Market Index)                                            27.52     spending grew at its fastest pace in
MSCI Europe Growth Index (Style-Specific Index)                                 26.70     nearly seven years while unemployment fell
Lipper European Funds Index (Peer Group Index)                                  32.54     to a four-year low. In the United Kingdom,
SOURCE: LIPPER INC.                                                                       the equity market recovered from
                                                                                          mid-September lows and recorded positive
======================================================================================    returns for the third quarter as mergers
                                                                                          and acquisitions activity picked up after
HOW WE INVEST                                for, accelerated or above average earnings   the summer lull and corporate results
                                             growth but whose prices do not fully         remained generally strong.
When selecting stocks for your Fund, we      reflect these attributes.
employ a disciplined investment strategy                                                      As previously noted, our investment
that emphasizes fundamental research,            While research responsibilities within   process primarily focuses on bottom-up
supported by both quantitative analysis      the portfolio management team are focused    stock selection as opposed to "top-down"
and portfolio construction techniques. Our   by market capitalization, such as large or   allocation decisions. It is this and not
"EQV" (Earnings, Quality, Valuation)         mid/small-cap, we select investments for     macroeconomic bets that again drove
strategy focuses primarily on identifying    the Fund by using a "bottom-up" investment   absolute and relative performance. For
quality companies that have experienced,     approach. We construct the Fund primarily    example, key contributors to relative
or exhibit the potential                     on
                                                                                                                         (continued)

==========================================   ==========================================   ==========================================

    PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*

By sector                                    1. United Kingdom                    19.6%   1.  Anglo Irish Bank Corp. PLC
                                             2. Germany                           11.2        (Ireland)                         2.2%
               [PIE CHART]                   3. France                            10.1    2.  Puma A.G. Rudolf Dassler Sport
                                             4. Switzerland                        9.5        (Germany)                         2.0
Energy                                7.7%   5. Netherlands                        7.3    3.  USG People N.V. (Netherlands)     1.9
Health Care                           7.2%                                                4.  BNP Paribas (France)              1.9
Materials                             5.7%   Total Net Assets            $1.31 billion    5.  Petroleum Geo-Services A.S.A.
Information Technology                1.7%                                                    (Norway)                          1.9
Telecommunication Services            1.1%   Total Number of Holdings*              90    6.  Vinci S.A. (France)               1.7
Utilities                             1.1%                                                7.  Syngenta A.G. (Switzerland)       1.7
Money Market Funds Plus                                                                   8.  Informa PLC (United Kingdom)      1.7
Other Assets Less Liabilities         7.0%                                                9.  Roche Holding A.G. (Switzerland)  1.6
Financials                           21.3%                                                10. Shire PLC (United Kingdom)        1.5
Consumer Discretionary               18.6%
Industrials                          15.5%
Consumer Staples                     13.1%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM European Growth Fund

outperformance came from holdings in         wide range of the market-cap spectrum. We                        Jason T. Holzer
France and Germany, markets many U.S.        believe that the small/mid-cap universe            [HOLZER       Chartered Financial
investors view as unattractive suffering     remained less efficient (i.e.,                      PHOTO]       Analyst,senior
from slow economic growth. The reality is    underfollowed) and consequently allowed us                       portfolio manager,is
quite the contrary. Applying our             to identify attractive investment                                lead manager of AIM
disciplined EQV investment process, we       opportunities that the markets may not       European Growth Fund with respect to the
have been able to find many attractive       follow closely. Although overall             Fund's small- and mid-cap investments. Mr.
growth stocks in both the German and         valuations for the mid- and small-cap        Holzer joined AIM in 1996. He earned a
French equity markets.                       areas of the market looked fully valued,     B.A. in quantitative economics and an M.S.
                                             we continued to find stock specific          in engineering-economic systems from
    Leading contributors to Fund             opportunities that met our investment        Stanford University.
performance included PUMA A.G. and           criteria.
EIFFAGE. Consumer discretionary holding                                                                       Clas G. Olsson
Puma, the German athletic shoe and apparel       Because we do not typically hedge              [OLSSON       Senior portfolio
manufacturer, surprised a market that was    currencies--we buy stocks in their local            PHOTO]       manager and head of
apprehensive about the company's phase IV    currency and then translate that value                           AIM's International
expansion program. Eiffage, a leading        back into dollars--foreign currency                              Investment Management
French construction company, benefited       appreciation provided a boost to Fund        Unit,is lead manager of AIM European
from a double-digit operating profit as      performance. Our exposure to the euro        Growth Fund with respect to the Fund's
well as a friendly merger proposal from a    added significant value to overall return.   large-cap investments. Mr. Olsson joined
large Spanish construction group. Eiffage,                                                AIM in 1994. Mr. Olsson became a
the builder of the Eiffel Tower, was             Given strong Fund performance for the    commissioned naval officer at the Royal
initially purchased at a mid- to             reporting period, stock specific             Swedish Naval Academy in 1988. He also
high-single digit P/E with additional        detractors were limited. Detractors          earned a B.B.A. from the University of
hidden value in a portfolio of               included VODAFONE (UK/telecommunications     Texas at Austin.
concessions. Despite strong fundamentals,    services) and BAM GROEP (Dutch
valuations started to look stretched after   construction). The Fund held relatively                          Borge Endresen
a return of more than 200%. We sold the      small exposures to these holdings, and            [ENDRESEN      Chartered Financial
stock, realizing a substantial profit.       VODAFONE was sold out of the portfolio              PHOTO]       Analyst,portfolio
                                             relatively early in the period.                                  manager,is manager of
    Performance was also supported by                                                                         AIM European Growth
strong stock selection in the Netherlands,   IN CLOSING                                   Fund. He joined AIM in 1999 and graduated
Switzerland and the U.K, where in some                                                    summa cum laude from the University of
instances the Fund nearly doubled            European markets once again outperformed     Oregon with a B.S. in finance. He also
style-index returns. A combination of        U.S. markets during the reporting period.    earned an M.B.A from the University of
favorable stock selection and an             Over the past 12 months, the Fund has        Texas at Austin.
overweight exposure to the strong            experienced double-digit returns. It would
Norwegian market relative to the             be imprudent for us to suggest that such a                       Richard Nield
style-specific index also boosted            level of performance is sustainable over            [NIELD       Chartered Financial
performance, as Norway benefited from        the long term. Regardless of macroeconomic          PHOTO]       Analyst,portfolio
strong energy prices. In contrast, our       trends, the Fund strives to maintain a                           manager,is manager of
lack of exposure to certain strong index     disciplined strategy of selecting                                AIM European Growth
performers in Finland and Italy and          attractive investment opportunities based    Fund. Mr. Nield joined AIM in 2000. He
exposure to the more volatile Hungarian      on its "EQV" investment strategy.            earned a bachelor of commerce degree in
market detracted from comparative results.                                                finance and international business from
                                                 We welcome new shareholders who          McGill University in Montreal,Canada.
    Stock selection was strong across        invested in the Fund during the reporting
sectors with all sectors delivering          period and thank all our shareholders for                        Matthew W. Dennis
double-digit returns. The Fund               your continued investment in AIM European          [DENNIS       Chartered Financial
outperformed its style index during the      Growth Fund.                                        PHOTO]       Analyst,is a portfolio
period across almost all major sectors,                                                                       manager of AIM
with top contributors coming from the        THE VIEWS AND OPINIONS EXPRESSED IN                              International Growth
Fund's energy, consumer discretionary,       MANAGEMENT'S DISCUSSION OF FUND              Fund. He joined AIM in 2000. Mr. Dennis
industrials and health care holdings.        PERFORMANCE ARE THOSE OF A I M ADVISORS,     graduated with a B.A. in economics from
Although stock selection took precedence     INC. THESE VIEWS AND OPINIONS ARE SUBJECT    The University of Texas at Austin. He also
over sector allocation, a significant        TO CHANGE AT ANY TIME BASED ON FACTORS       earned an M.S. in Finance from Texas A&M
underweight exposure to telecommunication    SUCH AS MARKET AND ECONOMIC CONDITIONS.      University.
services and overweight position in          THESE VIEWS AND OPINIONS MAY NOT BE RELIED
industrials contributed significantly to     UPON AS INVESTMENT ADVICE OR                 Assisted by the Europe/Canada Team
outperformance as well. In contrast, the     RECOMMENDATIONS, OR AS AN OFFER FOR A
Fund's underweight exposure to the           PARTICULAR SECURITY. THE INFORMATION IS      FOR A PRESENTATION OF YOUR FUND'S
materials and utilities sectors was a        NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF   LONG-TERM PERFORMANCE,PLEASE SEE PAGES 8
detractor to performance, but strong stock   ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR   AND 9.
selection within both sectors helped the     THE FUND. STATEMENTS OF FACT ARE FROM
Fund outperform the style-specific index.    SOURCES CONSIDERED RELIABLE, BUT A I M
                                             ADVISORS, INC. MAKES NO REPRESENTATION OR
    The Fund also benefited from its         WARRANTY AS TO THEIR COMPLETENESS OR
"all-cap" flexibility, which enables it to   ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
invest across a                              IS NO GUARANTEE OF FUTURE RESULTS, THESE
                                             INSIGHTS MAY HELP YOU UNDERSTAND OUR
                                             INVESTMENT MANAGEMENT PHILOSOPHY.

                                                    See important Fund and index
                                               disclosures on the inside front cover.

AIM European Growth Fund


Calculating your ongoing Fund expenses

EXAMPLE                                      mate the expenses that you paid over the         The hypothetical account values and
                                             period. Simply divide your account value     expenses may not be used to estimate the
As a shareholder of the Fund, you incur      by $1,000 (for example, an $8,600 account    actual ending account balance or expenses
two types of costs: (1) transaction costs,   value divided by $1,000 = 8.6), then         you paid for the period. You may use this
which may include sales charges (loads) on   multiply the result by the number in the     information to compare the ongoing costs
purchase payments or contingent deferred     table under the heading entitled "Actual     of investing in the Fund and other funds.
sales charges on redemptions, and            Expenses Paid During Period" to estimate     To do so, compare this 5% hypothetical
redemption fees, if any; and (2) ongoing     the expenses you paid on your account        example with the 5% hypothetical examples
costs, including management fees;            during this period.                          that appear in the shareholder reports of
distribution and/or service (12b-1) fees;                                                 the other funds.
and other Fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR
intended to help you understand your         COMPARISON PURPOSES                              Please note that the expenses shown in
ongoing costs (in dollars) of investing in                                                the table are meant to highlight your
the Fund and to compare these costs with     The table below also provides information    ongoing costs only and do not reflect any
ongoing costs of investing in other mutual   about hypothetical account values and        transaction costs, such as sales charges
funds. The example is based on an            hypothetical expenses based on the Fund's    (loads) on purchase payments, contingent
investment of $1,000 invested at the         actual expense ratio and an assumed rate     deferred sales charges on redemptions, and
beginning of the period and held for the     of return of 5% per year before expenses,    redemption fees, if any. Therefore, the
entire period May 1, 2006, through October   which is not the Fund's actual return. The   hypothetical information is useful in
31, 2006.                                    Fund's actual cumulative total returns at    comparing ongoing costs only, and will not
                                             net asset value after expenses for the six   help you determine the relative total
ACTUAL EXPENSES                              months ended October 31, 2006, appear in     costs of owning different funds. In
                                             the table "Cumulative Total Returns" on      addition, if these transaction costs were
The table below provides information about   page 9.                                      included, your costs would have been
actual account values and actual expenses.                                                higher.
You may use the information in this table,
together with the amount you invested, to
esti-

====================================================================================================================================

                                                                                       HYPOTHETICAL
                                                     ACTUAL                (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING            ENDING               EXPENSES         ENDING            EXPENSES          ANNUALIZED
 SHARE             ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE        PAID DURING         EXPENSE
 CLASS               (5/1/06)          (10/31/06)(1)           PERIOD(2)      (10/31/06)          PERIOD(2)           RATIO
   A                 $1,000.00           $1,053.40              $8.02         $1,017.39             $7.88              1.55%
   B                  1,000.00            1,049.40              11.88          1,013.61             11.67              2.30
   C                  1,000.00            1,049.30              11.88          1,013.61             11.67              2.30
   R                  1,000.00            1,052.10               9.31          1,016.13              9.15              1.80
Investor              1,000.00            1,053.50               7.97          1,017.44              7.83              1.54

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2006, through October 31,
    2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM European Growth Fund


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Index data from 10/31/97, Fund data from 11/03/97

====================================================================================================================================

                                                          [MOUNTAIN CHART]


           AIM EUROPEAN GROWTH FUND  AIM EUROPEAN GROWTH FUND  AIM EUROPEAN GROWTH FUND   MSCI EAFE  MSCI EUROPE    LIPPER EUROPEAN
  DATE          -CLASS A SHARES           -CLASS B SHARES          -CLASS C SHARES          INDEX    GROWTH INDEX     FUNDS INDEX
10/31/97                                                                                    $10000      $10000          $10000
   11/97             $ 9233                   $ 9770                    $ 9770                9898       10139           10075
   12/97               9592                    10150                     10150                9984       10508           10309
    1/98              10026                    10600                     10600               10441       10964           10694
    2/98              10972                    11590                     11590               11111       11898           11575
    3/98              12172                    12850                     12850               11453       12431           12451
    4/98              12910                    13609                     13609               11544       12652           12738
    5/98              13789                    14529                     14538               11488       12882           13058
    6/98              13855                    14599                     14608               11575       13172           13097
    7/98              14535                    15298                     15308               11692       13270           13346
    8/98              12551                    13197                     13198               10244       11889           11419
    9/98              11842                    12457                     12458                9929       11415           10779
   10/98              12248                    12867                     12878               10965       12436           11533
   11/98              12900                    13546                     13558               11526       13065           12190
   12/98              13489                    14156                     14168               11981       13940           12758
    1/99              14322                    15025                     15038               11946       14004           12985
    2/99              13593                    14245                     14257               11661       13455           12605
    3/99              13063                    13685                     13697               12148       13166           12640
    4/99              13195                    13815                     13818               12640       13029           13002
    5/99              12797                    13386                     13388               11989       12536           12530
    6/99              13185                    13786                     13788               12456       12737           12849
    7/99              13904                    14526                     14538               12827       12607           13065
    8/99              14244                    14876                     14878               12873       12802           13171
    9/99              14528                    15167                     15169               13003       12748           13027
   10/99              15530                    16196                     16209               13490       13456           13468
   11/99              18594                    19385                     19399               13959       14279           14404
   12/99              22473                    23404                     23419               15212       16049           16266
    1/00              23676                    24644                     24669               14245       15279           15741
    2/00              29521                    30712                     30728               14628       16493           17911
    3/00              26852                    27914                     27929               15196       16722           17924
    4/00              24130                    25064                     25088               14396       15939           16952
    5/00              23307                    24194                     24218               14044       15194           16609
    6/00              24043                    24944                     24968               14594       15410           17002
    7/00              24375                    25284                     25308               13982       14788           16872
    8/00              25038                    25954                     25979               14103       14519           16936
    9/00              23921                    24775                     24799               13416       13709           16062
   10/00              22323                    23115                     23140               13099       13389           15574
   11/00              20082                    20785                     20810               12608       12682           14740
   12/00              21737                    22475                     22500               13056       13378           15847
    1/01              21528                    22246                     22270               13050       13230           15799
    2/01              19164                    19805                     19821               12071       11777           14466
    3/01              17064                    17617                     17640               11267       10773           13196
    4/01              18001                    18577                     18600               12050       11602           14070
    5/01              17841                    18397                     18419               11624       10917           13528
    6/01              17377                    17917                     17939               11149       10446           12977
    7/01              16970                    17487                     17508               10946       10416           12845
    8/01              17036                    17537                     17559               10669        9959           12516
    9/01              15135                    15568                     15589                9588        9054           11112
   10/01              15627                    16068                     16089                9834        9453           11501
   11/01              15996                    16437                     16450               10196        9896           11999
   12/01              16365                    16807                     16830               10257       10142           12254
    1/02              15958                    16377                     16400                9712        9665           11717
    2/02              16148                    16577                     16591                9780        9735           11725
    3/02              16753                    17187                     17201               10356       10079           12312
    4/02              17028                    17446                     17471               10377        9962           12279
    5/02              17350                    17776                     17791               10509        9777           12286
    6/02              17350                    17765                     17780               10090        9601           11957
    7/02              15401                    15767                     15780                9094        8467           10708
    8/02              15515                    15866                     15879                9074        8406           10636
    9/02              14001                    14306                     14320                8099        7581            9318
   10/02              14759                    15076                     15091                8534        8263           10032
   11/02              14863                    15176                     15190                8922        8450           10506
   12/02              14779                    15075                     15090                8622        8261           10119
    1/03              14211                    14486                     14500                8262        7833            9677
    2/03              14097                    14366                     14369                8072        7599            9308
    3/03              14286                    14555                     14569                7914        7546            9194
    4/03              15459                    15734                     15739                8689        8457           10350
    5/03              16793                    17084                     17099                9216        8895           11112
    6/03              16728                    17014                     17029                9439        8915           11201
    7/03              16842                    17115                     17129                9667        8938           11415
    8/03              16870                    17144                     17158                9900        8856           11502
    9/03              17825                    18094                     18109               10206        9132           11758
   10/03              18952                    19223                     19248               10842        9681           12502
   11/03              19725                    20003                     20018               11083       10123           13052
   12/03              21163                    21453                     21467               11949       10853           13979
    1/04              22062                    22352                     22367               12118       11049           14387
    2/04              23095                    23383                     23398               12397       11363           14835
    3/04              22838                    23111                     23129               12467       10971           14357
    4/04              22489                    22742                     22759               12185       10820           14128
    5/04              22754                    23001                     23018               12211       10965           14274
    6/04              23218                    23461                     23478               12494       11060           14549
    7/04              22508                    22722                     22748               12088       10689           14040
    8/04              22963                    23172                     23199               12142       10638           14079
    9/04              24079                    24291                     24308               12459       11047           14696
   10/04              24825                    25029                     25047               12884       11424           15216
   11/04              26709                    26909                     26925               13764       12224           16309
   12/04              28133                    28327                     28355               14368       12696           17067
    1/05              28029                    28208                     28224               14104       12401           16871
    2/05              29470                    29647                     29664               14714       12973           17829
    3/05              28618                    28766                     28795               14344       12678           17313
    4/05              27719                    27857                     27873               14007       12468           16867
    5/05              27747                    27868                     27884               14014       12532           16857
    6/05              28324                    28429                     28453               14200       12608           17232
    7/05              29650                    29748                     29773               14635       13076           18074
    8/05              30625                    30708                     30723               15005       13283           18663
    9/05              30824                    30877                     30901               15673       13540           19068
   10/05              29480                    29519                     29532               15215       13135           18258
   11/05              30079                    30097                     30111               15587       13168           18625
   12/05              31811                    31807                     31822               16313       13651           19438
    1/06              34385                    34355                     34380               17314       14494           20931
    2/06              34987                    34942                     34968               17276       14396           21139
    3/06              36379                    36312                     36339               17845       15039           22039
    4/06              38453                    38367                     38392               18698       15821           23298
    5/06              37322                    37201                     37225               17971       15385           22325
    6/06              37292                    37145                     37173               17970       15446           22159
    7/06              37770                    37605                     37634               18148       15604           22384
    8/06              38990                    38805                     38830               18647       16057           23038
    9/06              38561                    38355                     38380               18676       16041           23172
   10/06              40500                    40551                     40295               19402       16642           24198

====================================================================================================================================

Past performance cannot guarantee                This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
    The data shown in the chart include      believe that a logarithmic chart is more
reinvested distributions, applicable sales   effective than other types of charts in
charges, Fund expenses and management        illustrating changes in value during the
fees. Results for Class B shares are         early years shown in the chart. The
calculated as if a hypothetical              vertical axis, the one that indicates the
shareholder had liquidated his entire        dollar value of an investment, is
investment in the Fund at the close of the   constructed with each segment representing
reporting period and paid the applicable     a percent change in the value of the
contingent deferred sales charges. Index     investment. In this chart, each segment
results include reinvested dividends, but    represents a doubling, or 100% change, in
they do not reflect sales charges.           the value of the investment. In other
Performance of an index of funds reflects    words, the space between $10,000 and
fund expenses and management fees;           $20,000 is the same size as the space
performance of a market index does not.      between $20,000 and $40,000, and so on.
Performance shown in the chart and
table(s) does not reflect deduction of
taxes a shareholder would pay on Fund
distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

AIM European Growth Fund

==========================================   ==========================================   ==========================================

    AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 10/31/06,including applicable sales    As of 9/30/06, the most recent calendar      6 months ended 10/31/06,excluding
charges                                      quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                       5.34%
Inception (11/3/97)                 16.83%   CLASS A SHARES                               Class B Shares                       4.94
  5 Years                           19.62    Inception (11/3/97)                 16.36%   Class C Shares                       4.93
  1 Year                            29.85      5 Years                           19.21    Class R Shares                       5.21
                                               1 Year                            18.23    Investor Class Shares                5.35
CLASS B SHARES
Inception (11/3/97)                 16.85%   CLASS B SHARES                               ==========================================
  5 Years                           19.98    Inception (11/3/97)                 16.38%
  1 Year                            31.39      5 Years                           19.57    SALES CHARGE UNLESS OTHERWISE STATED.
                                               1 Year                            19.22    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
CLASS C SHARES                                                                            FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR
Inception (11/3/97)                 16.76%   CLASS C SHARES                               LOSS WHEN YOU SELL SHARES.
  5 Years                           20.15    Inception (11/3/97)                 16.30%
  1 Year                            35.41      5 Years                           19.75        CLASS A SHARE PERFORMANCE REFLECTS THE
                                               1 Year                            23.20    MAXIMUM 5.50% SALES CHARGE, AND CLASS B
CLASS R SHARES                                                                            AND CLASS C SHARE PERFORMANCE REFLECTS THE
Inception                           17.37%   CLASS R SHARES                               APPLICABLE CONTINGENT DEFERRED SALES
  5 Years                           20.75    Inception                           16.90%   CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
  1 Year                            37.02      5 Years                           20.35    CDSC ON CLASS B SHARES DECLINES FROM 5%
                                               1 Year                            24.84    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
INVESTOR CLASS SHARES                                                                     THE BEGINNING OF THE SEVENTH YEAR. THE
Inception                           17.59%   INVESTOR CLASS SHARES                        CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
  5 Years                           21.02    Inception                           17.12%   YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
  1 Year                            37.47      5 Years                           20.60    HAVE A FRONT-END SALES CHARGE; RETURNS
                                               1 Year                            25.15    SHOWN ARE AT NET ASSET VALUE AND DO NOT
                                                                                          REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
==========================================   ==========================================   ON A TOTAL REDEMPTION OF RETIREMENT PLAN
                                                                                          ASSETS WITHIN THE FIRST YEAR. INVESTOR
    CLASS R SHARES' INCEPTION DATE IS JUNE   SHARE PERFORMANCE (FOR PERIODS PRIOR TO      CLASS SHARES DO NOT HAVE A FRONT-END SALES
3, 2002. RETURNS SINCE THAT DATE ARE         THE INCEPTION DATE OF INVESTOR CLASS         CHARGE OR A CDSC; THEREFORE,PERFORMANCE IS
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    SHARES) AT NET ASSET VALUE, WHICH RESTATED   AT NET ASSET VALUE.
BLENDED RETURNS OF HISTORICAL CLASS R        PERFORMANCE WILL REFLECT THE HIGHER RULE
SHARE PERFORMANCE AND RESTATED CLASS A       12B-1 FEES APPLICABLE TO CLASS A SHARES          THE PERFORMANCE OF THE FUND'S SHARE
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      FOR THE PERIOD USING BLENDED RETURNS.        CLASSES WILL DIFFER PRIMARILY DUE TO
THE INCEPTION DATE OF CLASS R SHARES) AT     CLASS A SHARES' INCEPTION DATE IS NOVEMBER   DIFFERENT SALES CHARGE STRUCTURES AND
NET ASSET VALUE,ADJUSTED TO REFLECT THE      3, 1997.                                     CLASS EXPENSES.
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS
R SHARES. CLASS A SHARES' INCEPTION DATE         THE PERFORMANCE DATA QUOTED REPRESENT        A REDEMPTION FEE OF 2% WILL BE IMPOSED
IS NOVEMBER 3, 1997.                         PAST PERFORMANCE AND CANNOT GUARANTEE        ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
                                             COMPARABLE FUTURE RESULTS; CURRENT           THE FUND WITHIN 30 DAYS OF PURCHASE.
    INVESTOR CLASS SHARES' INCEPTION DATE    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   EXCEPTIONS TO THE REDEMPTION FEE ARE
IS SEPTEMBER 30, 2003. RETURNS SINCE THAT    VISIT AIMINVESTMENTS.COM FOR THE MOST        LISTED IN THE FUND'S PROSPECTUS.
DATE ARE HISTORICAL RETURNS. ALL OTHER       RECENT MONTH-END PERFORMANCE. PERFORMANCE
RETURNS ARE BLENDED RETURNS OF HISTORICAL    FIGURES REFLECT REINVESTED
INVESTOR CLASS SHARE PERFORMANCE AND         DISTRIBUTIONS,CHANGES IN NET ASSET VALUE
RESTATED CLASS A                             AND THE EFFECT OF THE MAXIMUM


Continued from inside front cover

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June
30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab,click on Required Notices and then click on Proxy Voting Activity.
Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM European Growth Fund


APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM International   on such review, the Board concluded that     performance, which did not change their
Mutual Funds (the "Board") oversees the      the range of services to be provided by      conclusions.
management of AIM European Growth Fund       AIM under the Advisory Agreement was
(the "Fund") and, as required by law,        appropriate and that AIM currently is        o Meetings with the Fund's portfolio
determines annually whether to approve the   providing services in accordance with the    managers and investment personnel. With
continuance of the Fund's advisory           terms of the Advisory Agreement.             respect to the Fund, the Board is meeting
agreement with A I M Advisors, Inc.                                                       periodically with such Fund's portfolio
("AIM"). Based upon the recommendation of    o The quality of services to be provided     managers and/or other investment personnel
the Investments Committee of the Board, at   by AIM. The Board reviewed the credentials   and believes that such individuals are
a meeting held on June 27, 2006, the         and experience of the officers and           competent and able to continue to carry
Board, including all of the independent      employees of AIM who will provide            out their responsibilities under the
trustees, approved the continuance of the    investment advisory services to the Fund.    Advisory Agreement.
advisory agreement (the "Advisory            In reviewing the qualifications of AIM to
Agreement") between the Fund and AIM for     provide investment advisory services, the    o Overall performance of AIM. The Board
another year, effective July 1, 2006.        Board considered such issues as AIM's        considered the overall performance of AIM
                                             portfolio and product review process,        in providing investment advisory and
    The Board considered the factors         various back office support functions        portfolio administrative services to the
discussed below in evaluating the fairness   provided by AIM and AIM's equity and fixed   Fund and concluded that such performance
and reasonableness of the Advisory           income trading operations. Based on the      was satisfactory.
Agreement at the meeting on June 27, 2006    review of these and other factors, the
and as part of the Board's ongoing           Board concluded that the quality of          o Fees relative to those of clients of AIM
oversight of the Fund. In their              services to be provided by AIM was           with comparable investment strategies. The
deliberations, the Board and the             appropriate and that AIM currently is        Board reviewed the effective advisory fee
independent trustees did not identify any    providing satisfactory services in           rate (before waivers) for the Fund under
particular factor that was controlling,      accordance with the terms of the Advisory    the Advisory Agreement. The Board noted
and each trustee attributed different        Agreement.                                   that this rate was (i) comparable to the
weights to the various factors.                                                           effective advisory fee rate (before
                                             o The performance of the Fund relative to    waivers) for a mutual fund advised by AIM
    One responsibility of the independent    comparable funds. The Board reviewed the     with investment strategies comparable to
Senior Officer of the Fund is to manage      performance of the Fund during the past      those of the Fund; (ii) above the
the process by which the Fund's proposed     one, three and five calendar years against   effective advisory and sub-advisory fee
management fees are negotiated to ensure     the performance of funds advised by other    rates for one offshore fund advised and
that they are negotiated in a manner which   advisors with investment strategies          sub-advised by AIM affiliates with
is at arms' length and reasonable. To that   comparable to those of the Fund. The Board   investment strategies comparable to those
end, the Senior Officer must either          noted that the Fund's performance in such    of the Fund; and (iii) above the effective
supervise a competitive bidding process or   periods was at or above the median           sub-advisory fee rates for two Canadian
prepare an independent written evaluation.   performance of such comparable funds.        mutual funds advised by an AIM affiliate
The Senior Officer has recommended an        Based on this review and after taking        and sub-advised by AIM with investment
independent written evaluation in lieu of    account of all of the other factors that     strategies comparable to those of the
a competitive bidding process and, upon      the Board considered in determining          Fund, although the total advisory fees for
the direction of the Board, has prepared     whether to continue the Advisory Agreement   such Canadian mutual funds were above
such an independent written evaluation.      for the Fund, the Board concluded that no    those for the Fund. The Board noted that
Such written evaluation also considered      changes should be made to the Fund and       AIM has agreed to waive advisory fees of
certain of the factors discussed below. In   that it was not necessary to change the      the Fund, as discussed below. Based on
addition, as discussed below, the Senior     Fund's portfolio management team at this     this review, the Board concluded that the
Officer made a recommendation to the Board   time. Although the independent written       advisory fee rate for the Fund under the
in connection with such written              evaluation of the Fund's Senior Officer      Advisory Agreement was fair and
evaluation.                                  (discussed below) only considered Fund       reasonable.
                                             performance through the most recent
    The discussion below serves as a         calendar year, the Board also reviewed       o Fees relative to those of comparable
summary of the Senior Officer's              more recent Fund performance, which did      funds with other advisors. The Board
independent written evaluation and           not change their conclusions.                reviewed the advisory fee rate for the
recommendation to the Board in connection                                                 Fund under the Advisory Agreement. The
therewith, as well as a discussion of the    o The performance of the Fund relative to    Board compared effective contractual
material factors and the conclusions with    indices. The Board reviewed the              advisory fee rates at a common asset level
respect thereto that formed the basis for    performance of the Fund during the past      at the end of the past calendar year and
the Board's approval of the Advisory         one, three and five calendar years against   noted that the Fund's rate was comparable
Agreement. After consideration of all of     the performance of the Lipper European       to the median rate of the funds advised by
the factors below and based on its           Fund Index. The Board noted that the         other advisors with investment strategies
informed business judgment, the Board        Fund's performance in such periods was       comparable to those of the Fund that the
determined that the Advisory Agreement is    comparable to the performance of such        Board reviewed. The Board noted that AIM
in the best interests of the Fund and its    Index for the one year period and above      has agreed to waive advisory fees of the
shareholders and that the compensation to    such Index for the three and five year       Fund, as discussed below. Based on this
AIM under the Advisory Agreement is fair     periods. Based on this review and after      review, the Board concluded that the
and reasonable and would have been           taking account of all of the other factors   advisory fee rate for the Fund under the
obtained through arm's length                that the Board considered in determining     Advisory Agreement was fair and
negotiations.                                whether to continue the Advisory Agreement   reasonable.
                                             for the Fund, the Board concluded that no
    Unless otherwise stated, information     changes should be made to the Fund and       o Expense limitations and fee waivers. The
presented below is as of June 27, 2006 and   that it was not necessary to change the      Board noted that AIM has contractually
does not reflect any changes that may have   Fund's portfolio management team at this     agreed to waive advisory fees of the Fund
occurred since June 27, 2006, including      time. Although the independent written       through December 31, 2009 to the extent
but not limited to changes to the Fund's     evaluation of the Fund's Senior Officer      necessary so that the advisory fees
performance, advisory fees, expense          (discussed below) only considered Fund       payable by the Fund do not exceed a
limitations and/or fee waivers.              performance through the most recent          specified maximum advisory fee rate, which
                                             calendar year, the Board also reviewed       maximum rate includes breakpoints and is
o The nature and extent of the advisory      more recent Fund                             based on net asset levels. The Board
services to be provided by AIM. The Board                                                 considered the contractual nature of this
reviewed the services to be provided by                                                   fee waiver
AIM under the Advisory Agreement. Based
                                                                                                                         (continued)

AIM European Growth Fund

and noted that it remains in effect until    ableness of the proposed management fees     services. In addition to reviewing such
December 31, 2009. The Board considered      of the AIM Funds, including the Fund. The    services, the trustees also considered the
the effect this fee waiver would have on     Board noted that the Senior Officer's        organizational structure employed by AIM
the Fund's estimated expenses and            written evaluation had been relied upon by   and its affiliates to provide those
concluded that the levels of fee             the Board in this regard in lieu of a        services. Based on the review of these and
waivers/expense limitations for the Fund     competitive bidding process. In              other factors, the Board concluded that
were fair and reasonable.                    determining whether to continue the          AIM and its affiliates were qualified to
                                             Advisory Agreement for the Fund, the Board   continue to provide non-investment
o Breakpoints and economies of scale. The    considered the Senior Officer's written      advisory services to the Fund, including
Board reviewed the structure of the Fund's   evaluation and the recommendation made by    administrative, transfer agency and
advisory fee under the Advisory Agreement,   the Senior Officer to the Board that the     distribution services, and that AIM and
noting that it includes one breakpoint.      Board consider whether the advisory fee      its affiliates currently are providing
The Board reviewed the level of the Fund's   waivers for certain equity AIM Funds,        satisfactory non-investment advisory
advisory fees, and noted that such fees,     including the Fund, should be simplified.    services.
as a percentage of the Fund's net assets,    The Board concluded that it would be
have decreased as net assets increased       advisable to consider this issue and reach   o Other factors and current trends. The
because the Advisory Agreement includes a    a decision prior to the expiration date of   Board considered the steps that AIM and
breakpoint. The Board noted that AIM has     such advisory fee waivers.                   its affiliates have taken over the last
contractually agreed to waive advisory                                                    several years, and continue to take, in
fees of the Fund through December 31, 2009   o Profitability of AIM and its affiliates.   order to improve the quality and
to the extent necessary so that the          The Board reviewed information concerning    efficiency of the services they provide to
advisory fees payable by the Fund do not     the profitability of AIM's (and its          the Funds in the areas of investment
exceed a specified maximum advisory fee      affiliates') investment advisory and other   performance, product line diversification,
rate, which maximum rate includes            activities and its financial condition.      distribution, fund operations, shareholder
breakpoints and is based on net asset        The Board considered the overall             services and compliance. The Board
levels. The Board concluded that the         profitability of AIM, as well as the         concluded that these steps taken by AIM
Fund's fee levels under the Advisory         profitability of AIM in connection with      have improved, and are likely to continue
Agreement therefore reflect economies of     managing the Fund. The Board noted that      to improve, the quality and efficiency of
scale and that it was not necessary to       AIM's operations remain profitable,          the services AIM and its affiliates
change the advisory fee breakpoints in the   although increased expenses in recent        provide to the Fund in each of these
Fund's advisory fee schedule.                years have reduced AIM's profitability.      areas, and support the Board's approval of
                                             Based on the review of the profitability     the continuance of the Advisory Agreement
o Investments in affiliated money market     of AIM's and its affiliates' investment      for the Fund.
funds. The Board also took into account      advisory and other activities and its
the fact that uninvested cash and cash       financial condition, the Board concluded
collateral from securities lending           that the compensation to be paid by the
arrangements, if any (collectively, "cash    Fund to AIM under its Advisory Agreement
balances") of the Fund may be invested in    was not excessive.
money market funds advised by AIM pursuant
to the terms of an SEC exemptive order.      o Benefits of soft dollars to AIM. The
The Board found that the Fund may realize    Board considered the benefits realized by
certain benefits upon investing cash         AIM as a result of brokerage transactions
balances in AIM advised money market         executed through "soft dollar"
funds, including a higher net return,        arrangements. Under these arrangements,
increased liquidity, increased               brokerage commissions paid by the Fund
diversification or decreased transaction     and/or other funds advised by AIM are used
costs. The Board also found that the Fund    to pay for research and execution
will not receive reduced services if it      services. This research may be used by AIM
invests its cash balances in such money      in making investment decisions for the
market funds. The Board noted that, to the   Fund. The Board concluded that such
extent the Fund invests uninvested cash in   arrangements were appropriate.
affiliated money market funds, AIM has
voluntarily agreed to waive a portion of     o AIM's financial soundness in light of
the advisory fees it receives from the       the Fund's needs. The Board considered
Fund attributable to such investment. The    whether AIM is financially sound and has
Board further determined that the proposed   the resources necessary to perform its
securities lending program and related       obligations under the Advisory Agreement,
procedures with respect to the lending       and concluded that AIM has the financial
Fund is in the best interests of the         resources necessary to fulfill its
lending Fund and its respective              obligations under the Advisory Agreement.
shareholders. The Board therefore
concluded that the investment of cash        o Historical relationship between the Fund
collateral received in connection with the   and AIM. In determining whether to
securities lending program in the money      continue the Advisory Agreement for the
market funds according to the procedures     Fund, the Board also considered the prior
is in the best interests of the lending      relationship between AIM and the Fund, as
Fund and its respective shareholders.        well as the Board's knowledge of AIM's
                                             operations, and concluded that it was
o Independent written evaluation and         beneficial to maintain the current
recommendations of the Fund's Senior         relationship, in part, because of such
Officer. The Board noted that, upon their    knowledge. The Board also reviewed the
direction, the Senior Officer of the Fund,   general nature of the non-investment
who is independent of AIM and AIM's          advisory services currently performed by
affiliates, had prepared an independent      AIM and its affiliates, such as
written evaluation in order to assist the    administrative, transfer agency and
Board in determining the reason-             distribution services, and the fees
                                             received by AIM and its affiliates for
                                             performing such

AIM European Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

                                                 SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-90.50%

BELGIUM-3.21%

Colruyt S.A. (Food Retail)(a)(b)                   68,300   $   12,025,694
--------------------------------------------------------------------------
InBev N.V. (Brewers)                              316,586       17,835,851
--------------------------------------------------------------------------
KBC Groep N.V. (Diversified Banks)(a)             112,324       12,249,981
==========================================================================
                                                                42,111,526
==========================================================================

CYPRUS-0.74%

Bank of Cyprus Public PCL (Diversified
  Banks)(a)                                       858,090        9,718,307
==========================================================================

DENMARK-1.92%

DSV A.S. (Trucking)(a)                             69,200       12,767,511
--------------------------------------------------------------------------
Novo Nordisk A.S.-Class B
  (Pharmaceuticals)(a)                            165,033       12,451,634
==========================================================================
                                                                25,219,145
==========================================================================

FINLAND-0.76%

Nokian Renkaat Oyj (Tires & Rubber)(a)            517,950        9,912,177
==========================================================================

FRANCE-10.12%

Axa (Multi-Line Insurance)(a)                     333,795       12,686,903
--------------------------------------------------------------------------
BNP Paribas (Diversified Banks)(a)                228,401       25,089,250
--------------------------------------------------------------------------
Capgemini S.A. (IT Consulting & Other
  Services)(a)                                    158,221        8,978,787
--------------------------------------------------------------------------
Euler Hermes S.A. (Property & Casualty
  Insurance)                                       63,700        8,276,696
--------------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)              104,800       12,808,878
--------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(a)               142,422       12,096,787
--------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)            67,790       11,232,398
--------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)              286,292       19,483,257
--------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(a)        196,000       22,064,133
==========================================================================
                                                               132,717,089
==========================================================================

GERMANY-8.65%

Bayer A.G. (Diversified Chemicals)(a)(b)          187,500        9,424,819
--------------------------------------------------------------------------
Celesio A.G. (Health Care Distributors)           178,400        9,199,114
--------------------------------------------------------------------------
Commerzbank A.G. (Diversified Banks)(a)           393,690       13,964,067
--------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(a)               96,625       10,791,643
--------------------------------------------------------------------------
Deutsche Boerse A.G. (Specialized Finance)(a)      92,500       14,894,671
--------------------------------------------------------------------------
MAN A.G. (Industrial Machinery)(a)                159,365       14,148,678
--------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)                       88,568        9,337,415
--------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)          72,448       25,690,664
--------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)            66,590        5,991,946
==========================================================================
                                                               113,443,017
==========================================================================

GREECE-6.23%

EFG Eurobank Ergasias (Diversified Banks)(a)      182,040        6,038,002
--------------------------------------------------------------------------
Germanos S.A. (Computer & Electronics
  Retail)(a)                                      459,390       11,116,997
--------------------------------------------------------------------------

                                                 SHARES         VALUE
--------------------------------------------------------------------------
GREECE-(CONTINUED)

Intralot S.A. (Casinos & Gaming)(a)               584,130   $   16,073,102
--------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  07/14/03; Cost $1,109,094)(a)(c)                104,000        3,703,450
--------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming)(a)                   341,160       12,148,742
--------------------------------------------------------------------------
Piraeus Bank S.A. (Diversified Banks)(a)          473,375       13,475,112
--------------------------------------------------------------------------
Titan Cement Co. S.A. (Construction
  Materials)(a)                                   364,300       19,080,510
==========================================================================
                                                                81,635,915
==========================================================================

HUNGARY-1.66%

MOL Hungarian Oil and Gas Nyrt. (Integrated
  Oil & Gas)(a)                                    58,473        5,811,986
--------------------------------------------------------------------------
OTP Bank Rt. (Diversified Banks)                  452,858       15,920,141
==========================================================================
                                                                21,732,127
==========================================================================

IRELAND-5.04%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                     1,642,213       29,446,780
--------------------------------------------------------------------------
CRH PLC (Construction Materials)                  302,359       10,686,011
--------------------------------------------------------------------------
FBD Holdings PLC (Multi-Line Insurance)(a)        126,600        6,390,375
--------------------------------------------------------------------------
IAWS Group PLC (Packaged Foods & Meats)(a)        540,789       11,904,536
--------------------------------------------------------------------------
Independent News & Media PLC (Publishing)(a)    2,289,800        7,681,851
==========================================================================
                                                                66,109,553
==========================================================================

ITALY-2.89%

Davide Campari-Milano S.p.A. (Distillers &
  Vintners)(a)                                  1,264,000       11,559,333
--------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)(a)(b)           634,414       19,199,135
--------------------------------------------------------------------------
Lottomatica S.p.A. (Casinos & Gaming)             195,000        7,118,204
==========================================================================
                                                                37,876,672
==========================================================================

NETHERLANDS-7.29%

Aalberts Industries N.V. (Industrial
  Machinery)(a)                                   252,436       19,800,433
--------------------------------------------------------------------------
Heineken Holding N.V. (Brewers)(a)                257,603       10,073,643
--------------------------------------------------------------------------
ING Groep N.V. (Other Diversified Financial
  Services)(a)                                    231,355       10,250,416
--------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering)(a)                                 939,129       19,565,931
--------------------------------------------------------------------------
Nutreco Holding N.V. (Agricultural
  Products)(a)                                    177,617       10,583,389
--------------------------------------------------------------------------
USG People N.V. (Human Resource & Employment
  Services)(a)                                    618,464       25,293,088
==========================================================================
                                                                95,566,900
==========================================================================

NORWAY-4.79%

Cermaq A.S.A. (Packaged Foods & Meats)            778,220        9,583,404
--------------------------------------------------------------------------
Pan Fish A.S.A. (Packaged Foods & Meats)(d)     5,318,100        4,165,317
--------------------------------------------------------------------------

AIM European Growth Fund

                                                 SHARES         VALUE
--------------------------------------------------------------------------
NORWAY-(CONTINUED)

Pan Fish A.S.A. (Packaged Foods & Meats)
  (Acquired 03/07/06; Cost $6,058,660)(c)(d)    9,215,000   $    7,217,500
--------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)(a)(d)                     419,410       24,549,631
--------------------------------------------------------------------------
Prosafe A.S.A. (Oil & Gas Equipment &
  Services)(a)                                     37,936        2,437,853
--------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)(d)                     836,000       14,891,166
==========================================================================
                                                                62,844,871
==========================================================================

RUSSIA-1.61%

LUKOIL-ADR (Integrated Oil & Gas)(a)               89,000        7,249,132
--------------------------------------------------------------------------
OAO Vimpel-Communications-ADR (Wireless
  Telecommunication Services)(d)                  210,400       13,884,296
==========================================================================
                                                                21,133,428
==========================================================================

SPAIN-3.19%

Banco Santander Central Hispano S.A.
  (Diversified Banks)(a)                          745,275       12,891,505
--------------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-Line
  Insurance)(a)                                 2,935,815       12,975,942
--------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                      334,813       16,000,067
==========================================================================
                                                                41,867,514
==========================================================================

SWEDEN-1.69%

Atlas Copco A.B.-Class A (Industrial
  Machinery)(a)                                   390,930       11,411,676
--------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(a)                   676,500       10,811,502
==========================================================================
                                                                22,223,178
==========================================================================

SWITZERLAND-9.52%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)(e)     354,630       17,511,212
--------------------------------------------------------------------------
Credit Suisse Group (Diversified Capital
  Markets)(a)                                     180,380       10,867,732
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(a)            39,628       13,528,712
--------------------------------------------------------------------------
Phonak Holding A.G. (Health Care Equipment)       155,000        9,892,292
--------------------------------------------------------------------------
Rieter Holding A.G. (Auto Parts &
  Equipment)(a)                                    28,139       13,326,685
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(a)           119,600       20,901,215
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)                                   136,500       22,025,127
--------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)         282,581       16,852,931
==========================================================================
                                                               124,905,906
==========================================================================

TURKEY-1.61%

Akbank T.A.S. (Diversified Banks)(a)            2,323,478       13,203,392
--------------------------------------------------------------------------
Tupras-Turkiye Petrol Rafinerileri A.S. (Oil
  & Gas Refining & Marketing)(a)                  475,398        7,887,342
==========================================================================
                                                                21,090,734
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

UNITED KINGDOM-19.58%

Amlin PLC (Multi-Line Insurance)(a)             2,210,571   $   12,676,104
--------------------------------------------------------------------------
Aviva PLC (Multi-Line Insurance)(a)               729,476       10,765,076
--------------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)(a)                               1,766,700       13,608,583
--------------------------------------------------------------------------
Bunzl PLC (Trading Companies &
  Distributors)(a)                              1,244,306       16,409,058
--------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)(a)                                  1,409,600       14,474,613
--------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)              816,780       16,776,752
--------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial &
  Professional Services)(a)                       276,000        9,352,838
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              520,261       18,429,311
--------------------------------------------------------------------------
Inchcape PLC (Distributors)(a)                  1,371,180       13,511,134
--------------------------------------------------------------------------
Informa PLC (Publishing)(a)                     2,073,141       21,597,386
--------------------------------------------------------------------------
International Power PLC (Independent Power
  Producers & Energy Traders)(a)                2,298,000       14,667,007
--------------------------------------------------------------------------
Mitie Group PLC (Diversified Commercial &
  Professional Services)(a)                     1,842,000        7,196,948
--------------------------------------------------------------------------
Punch Taverns PLC (Restaurants)(a)                524,640       10,289,170
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)     257,245       11,181,503
--------------------------------------------------------------------------
Shire PLC (Pharmaceuticals)(a)                  1,105,300       20,183,264
--------------------------------------------------------------------------
Tesco PLC (Food Retail)                         1,308,319        9,820,516
--------------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)(a)                                     547,110       11,665,984
--------------------------------------------------------------------------
Vedanta Resources PLC (Diversified Metals &
  Mining)(a)                                      491,300       13,661,128
--------------------------------------------------------------------------
WPP Group PLC (Advertising)(a)                    821,679       10,519,818
==========================================================================
                                                               256,786,193
==========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $703,449,409)                   1,186,894,252
==========================================================================

PREFERRED STOCKS-2.52%

GERMANY-2.52%

Porsche A.G.-Pfd. (Automobile Manufacturers)       17,151       19,997,135
--------------------------------------------------------------------------
Henkel KGaA-Pfd. (Household Products)              96,900       12,980,039
==========================================================================
    Total Preferred Stocks (Cost $23,707,759)                   32,977,174
==========================================================================

MONEY MARKET FUNDS-5.64%

Liquid Assets Portfolio-Institutional
  Class(f)                                     36,994,298       36,994,298
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)       36,994,298       36,994,298
==========================================================================
    Total Money Market Funds (Cost
      $73,988,596)                                              73,988,596
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-98.66% (Cost
  $801,145,764)                                              1,293,860,022
==========================================================================

AIM European Growth Fund

                                                 SHARES         VALUE
--------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.63%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  21,417,700   $   21,417,700
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $21,417,700)                                        21,417,700
==========================================================================
TOTAL INVESTMENTS-100.29% (Cost $822,563,464)                1,315,277,722
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.29)%                           (3,837,269)
==========================================================================
NET ASSETS-100.00%                                          $1,311,440,453
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2006 was $1,003,845,574, which represented 76.55% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security was out on loan at October 31, 2006.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2006 was $10,920,950, which represented 0.83% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Non-income producing security.
(e) Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

ASSETS:

Investments, at value (cost $727,157,168)*    $1,219,871,426
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $95,406,296)                              95,406,296
============================================================
    Total investments (cost $822,563,464)      1,315,277,722
============================================================
Foreign currencies, at value (cost
  $14,702,722)                                    14,739,273
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 4,093,249
------------------------------------------------------------
  Dividends                                        1,707,997
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               110,909
------------------------------------------------------------
Other assets                                          45,622
============================================================
    Total assets                               1,335,974,772
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              686,637
------------------------------------------------------------
  Fund shares reacquired                           1,113,275
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 160,906
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        21,417,700
------------------------------------------------------------
Accrued distribution fees                            429,853
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,350
------------------------------------------------------------
Accrued transfer agent fees                          496,667
------------------------------------------------------------
Accrued operating expenses                           226,931
============================================================
    Total liabilities                             24,534,319
============================================================
Net assets applicable to shares outstanding   $1,311,440,453
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  779,810,604
------------------------------------------------------------
Undistributed net investment income                8,422,961
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      30,438,584
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              492,768,304
============================================================
                                              $1,311,440,453
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  768,768,988
____________________________________________________________
============================================================
Class B                                       $  161,405,134
____________________________________________________________
============================================================
Class C                                       $  103,675,109
____________________________________________________________
============================================================
Class R                                       $   11,081,340
____________________________________________________________
============================================================
Investor Class                                $  266,509,882
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           19,302,835
____________________________________________________________
============================================================
Class B                                            4,288,999
____________________________________________________________
============================================================
Class C                                            2,753,444
____________________________________________________________
============================================================
Class R                                              279,843
____________________________________________________________
============================================================
Investor Class                                     6,700,409
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        39.83
------------------------------------------------------------
  Offering price per share
    (Net asset value of $39.83 divided by
      94.50%)                                 $        42.15
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        37.63
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        37.65
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        39.60
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        39.78
____________________________________________________________
============================================================
* At October 31, 2006, securities with an aggregate value of
  $20,390,890 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Growth Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $2,642,549)      $ 23,643,586
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $636,073)                         3,245,318
--------------------------------------------------------------------------
Interest                                                            14,349
==========================================================================
    Total investment income                                     26,903,253
==========================================================================
EXPENSES:

Advisory fees                                                   10,172,696
--------------------------------------------------------------------------
Administrative services fees                                       293,580
--------------------------------------------------------------------------
Custodian fees                                                   1,160,060
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,551,864
--------------------------------------------------------------------------
  Class B                                                        1,586,399
--------------------------------------------------------------------------
  Class C                                                          806,742
--------------------------------------------------------------------------
  Class R                                                           35,827
--------------------------------------------------------------------------
  Investor Class                                                   512,130
--------------------------------------------------------------------------
Transfer agent fees                                              2,833,079
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           37,831
--------------------------------------------------------------------------
Other                                                              435,520
==========================================================================
    Total expenses                                              19,425,728
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (409,046)
==========================================================================
  Net expenses                                                  19,016,682
==========================================================================
Net investment income                                            7,886,571
==========================================================================
REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes net gains from securities
    sold to affiliates of $52,992)                             101,355,327
--------------------------------------------------------------------------
  Foreign currencies                                               650,973
==========================================================================
                                                               102,006,300
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        224,497,526
--------------------------------------------------------------------------
  Foreign currencies                                                89,924
==========================================================================
                                                               224,587,450
==========================================================================
Net gain from investment securities and foreign currencies     326,593,750
==========================================================================
Net increase in net assets resulting from operations          $334,480,321
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2006 and 2005

                                                                   2006             2005
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    7,886,571    $  5,143,976
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   102,006,300     134,097,248
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            224,587,450       5,533,988
============================================================================================
    Net increase in net assets resulting from operations         334,480,321     144,775,212
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (3,358,722)       (528,401)
--------------------------------------------------------------------------------------------
  Class B                                                            (38,352)             --
--------------------------------------------------------------------------------------------
  Class C                                                            (17,313)             --
--------------------------------------------------------------------------------------------
  Class R                                                            (25,405)           (715)
--------------------------------------------------------------------------------------------
  Investor Class                                                  (1,509,105)       (486,652)
============================================================================================
    Total distributions from net investment income                (4,948,897)     (1,015,768)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (32,547,505)             --
--------------------------------------------------------------------------------------------
  Class B                                                         (9,964,891)             --
--------------------------------------------------------------------------------------------
  Class C                                                         (4,498,118)             --
--------------------------------------------------------------------------------------------
  Class R                                                           (334,636)             --
--------------------------------------------------------------------------------------------
  Investor Class                                                 (13,291,640)             --
============================================================================================
    Total distributions from net realized gains                  (60,636,790)             --
============================================================================================
    Decrease in net assets resulting from distributions          (65,585,687)     (1,015,768)
============================================================================================
Share transactions-net:
  Class A                                                        120,909,916      11,635,750
--------------------------------------------------------------------------------------------
  Class B                                                        (21,307,049)    (10,160,016)
--------------------------------------------------------------------------------------------
  Class C                                                         20,498,296       9,944,523
--------------------------------------------------------------------------------------------
  Class R                                                          4,551,131       2,163,148
--------------------------------------------------------------------------------------------
  Investor Class                                                   6,458,081     (16,521,258)
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          131,110,375      (2,937,853)
============================================================================================
    Net increase in net assets                                   400,005,009     140,821,591
============================================================================================

NET ASSETS:

  Beginning of year                                              911,435,444     770,613,853
============================================================================================
  End of year (including undistributed net investment income
    of $8,422,961 and $4,834,314, respectively)               $1,311,440,453    $911,435,444
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM European Growth Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net

AIM European Growth Fund

     gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM European Growth Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                            0.95%
-------------------------------------------------------------------
Over $500 million                                             0.90%
 __________________________________________________________________
===================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2006, AIM waived advisory fees of $266,035.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $2,865.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2006, AIM was paid $293,580.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2006, the Fund paid AIS $2,833,079.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2006, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,551,864, $1,586,399, $806,742, $35,827 and
$512,130, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2006, ADI advised the Fund that it retained $191,996 in front-end sales commissions from the sale of Class A shares and $7,573, $69,499, $13,008 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM European Growth Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $14,835,210      $117,034,944      $ (94,875,856)        $   --         $36,994,298     $1,302,737      $   --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class                    --        73,251,954        (36,257,656)            --          36,994,298        682,413          --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            14,835,210        74,588,307        (89,423,517)            --                  --        624,095          --
===================================================================================================================================
  Subtotal        $29,670,420      $264,875,205      $(220,557,029)        $   --         $73,988,596     $2,609,245      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $34,397,412      $525,233,249      $(538,212,961)        $   --         $21,417,700     $  636,073      $   --
===================================================================================================================================
  Total
    Investments
    in
    Affiliates    $64,067,832      $790,108,454      $(758,769,990)        $   --         $95,406,296     $3,245,318      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2006, the Fund engaged in securities sales of $93,568, which resulted in net realized gains of $52,992, and securities purchases of $246,720.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended October 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $140,146.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2006, the Fund paid legal fees of $7,104 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM European Growth Fund

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2006, securities with an aggregate value of $20,390,890 were on loan to brokers. The loans were secured by cash collateral of $21,417,700 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2006, the Fund received dividends on cash collateral investments of $636,073 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                                 2006           2005
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 4,948,897    $1,015,768
---------------------------------------------------------------------------------------
Long-term capital gain                                         60,636,790            --
=======================================================================================
Total distributions                                           $65,585,687    $1,015,768
_______________________________________________________________________________________
=======================================================================================

AIM European Growth Fund


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2006, the components of net assets on a tax basis were as follows:

                                                                     2006
------------------------------------------------------------------------------
Undistributed ordinary income                                   $    8,542,066
------------------------------------------------------------------------------
Undistributed long-term gain                                        80,880,803
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             492,646,796
------------------------------------------------------------------------------
Temporary book/tax differences                                        (119,105)
------------------------------------------------------------------------------
Capital loss carryforward                                          (50,320,711)
------------------------------------------------------------------------------
Shares of beneficial interest                                      779,810,604
==============================================================================
Total net assets                                                $1,311,440,453
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $54,046.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2006 to utilizing $15,589,322 of capital loss carryforward in the fiscal year ended October 31, 2007.

    The Fund utilized $20,282,647 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                 50,320,711
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of INVESCO European Growth Fund into the Fund, are realized on securities held on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2006 was $317,519,931 and $288,261,101, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $494,305,907
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (1,713,157)
==============================================================================
Net unrealized appreciation of investment securities             $492,592,750
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $822,684,972.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and capital loss carryforward on October 31, 2006, undistributed net investment income was increased by $650,973, undistributed net realized gain was increased by $7,213,395 and shares of beneficial interest was decreased by $7,864,368. This reclassification had no effect on the net assets of the Fund.

AIM European Growth Fund

NOTE 12--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class R and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                        2006(a)                         2005
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,572,165    $ 202,386,197     4,313,933    $ 128,881,535
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        781,731       26,941,782       935,289       26,603,825
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,034,010       35,583,322       865,525       24,612,056
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        173,556        6,277,323       122,192        3,670,884
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               1,003,262       36,730,269       794,722       23,632,443
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,049,283       32,748,127        15,791          454,301
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        316,706        9,399,848            --               --
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        140,406        4,170,065            --               --
------------------------------------------------------------------------------------------------------------------------
  Class R                                                         11,497          357,559            24              704
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 461,058       14,366,553        16,214          465,660
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        713,578       26,180,891       265,583        8,009,256
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (753,318)     (26,180,891)     (278,801)      (8,009,256)
========================================================================================================================
Reacquired:(b)
  Class A                                                     (3,987,665)    (140,405,299)   (4,180,070)    (125,709,342)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (940,293)     (31,467,788)     (999,545)     (28,754,585)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (580,844)     (19,255,091)     (511,006)     (14,667,533)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (59,186)      (2,083,751)      (49,790)      (1,508,440)
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              (1,273,793)     (44,638,741)   (1,351,519)     (40,619,361)
========================================================================================================================
                                                               3,662,153    $ 131,110,375       (41,458)   $  (2,937,853)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are four entities that are each record owner of more than 5% of the outstanding shares of the Fund and in the aggregate they own 29% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b) Amount is net of redemption fees of $30,606, $7,792, $3,943, $351 and $11,539 for Class A, Class B, Class C, Class R and Investor Class shares, respectively, for the year ended October 31, 2006 and $9,574, $2,938, $1,171, $70 and $4,128 for Class A, Class B, Class C, Class R and Investor Class shares, respectively, for the year ended October 31, 2005.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

AIM European Growth Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2006           2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  31.11       $  26.23    $  20.02    $  15.60    $  16.52
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.31           0.21        0.05       (0.01)      (0.07)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  10.70           4.70        6.17        4.43       (0.85)
=========================================================================================================================
    Total from investment operations                             11.01           4.91        6.22        4.42       (0.92)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.21)         (0.03)      (0.01)         --          --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.08)            --          --          --          --
=========================================================================================================================
    Total distributions                                          (2.29)         (0.03)      (0.01)         --          --
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00          --          --
=========================================================================================================================
Net asset value, end of period                                $  39.83       $  31.11    $  26.23    $  20.02    $  15.60
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  37.44%         18.74%      31.06%      28.33%      (5.57)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $768,769       $496,328    $407,566    $301,659    $283,812
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.58%(c)       1.70%       1.87%       2.01%       1.93%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.60%(c)       1.72%       1.87%       2.02%       1.93%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.87%(c)       0.71%       0.19%      (0.04)%     (0.42)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             28%            48%         60%         81%         94%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $620,745,386.

AIM European Growth Fund

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                2006           2005        2004        2003       2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  29.53       $  25.03    $  19.23    $  15.08    $ 16.07
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.04           0.01       (0.10)      (0.11)     (0.18)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  10.15           4.49        5.90        4.26      (0.81)
========================================================================================================================
    Total from investment operations                             10.19           4.50        5.80        4.15      (0.99)
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.01)            --          --          --         --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.08)            --          --          --         --
========================================================================================================================
    Total distributions                                          (2.09)            --          --          --         --
========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00          --         --
========================================================================================================================
Net asset value, end of period                                $  37.63       $  29.53    $  25.03    $  19.23    $ 15.08
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  36.39%         17.98%      30.16%      27.52%     (6.16)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $161,405       $144,211    $130,863    $107,959    $97,436
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.33%(c)       2.39%       2.52%       2.66%      2.58%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.35%(c)       2.41%       2.52%       2.67%      2.58%
========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.12%(c)       0.02%      (0.46)%     (0.69)%    (1.07)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             28%            48%         60%         81%        94%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $158,639,934.

AIM European Growth Fund

                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                                2006          2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  29.54       $ 25.05    $ 19.24    $ 15.09    $ 16.09
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.04          0.01      (0.10)     (0.11)     (0.18)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  10.16          4.48       5.91       4.26      (0.82)
=====================================================================================================================
    Total from investment operations                             10.20          4.49       5.81       4.15      (1.00)
=====================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.01)           --         --         --         --
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.08)           --         --         --         --
=====================================================================================================================
    Total distributions                                          (2.09)           --         --         --         --
=====================================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.00       0.00         --         --
=====================================================================================================================
Net asset value, end of period                                $  37.65       $ 29.54    $ 25.05    $ 19.24    $ 15.09
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  36.41%        17.92%     30.20%     27.50%     (6.22)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $103,675       $63,806    $45,222    $31,509    $27,323
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.33%(c)      2.39%      2.52%      2.66%      2.58%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.35%(c)      2.41%      2.52%      2.67%      2.58%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets       0.12%(c)      0.02%     (0.46)%    (0.69)%    (1.07)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             28%           48%        60%        81%        94%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $80,674,189.

AIM European Growth Fund

                                                                                       CLASS R
                                                              ---------------------------------------------------------
                                                                                                          JUNE 3, 2002
                                                                                                           (DATE SALES
                                                                       YEAR ENDED OCTOBER 31,             COMMENCED) TO
                                                              ----------------------------------------     OCTOBER 31,
                                                               2006          2005      2004      2003         2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 30.96       $26.13    $19.98    $15.59       $ 18.35
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                0.22         0.16      0.01     (0.03)        (0.04)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 10.66         4.68      6.14      4.42         (2.72)
=======================================================================================================================
    Total from investment operations                            10.88         4.84      6.15      4.39         (2.76)
=======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.16)       (0.01)       --        --            --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.08)          --        --        --            --
=======================================================================================================================
    Total distributions                                         (2.24)       (0.01)       --        --            --
=======================================================================================================================
Redemption fees added to shares of beneficial interest           0.00         0.00      0.00        --            --
=======================================================================================================================
Net asset value, end of period                                $ 39.60       $30.96    $26.13    $19.98       $ 15.59
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 37.11%       18.52%    30.78%    28.16%       (15.04)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,081       $4,767    $2,131    $  660       $    15
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.83%(c)     1.89%     2.02%     2.16%         2.08%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.85%(c)     1.91%     2.02%     2.17%         2.08%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      0.62%(c)     0.52%     0.04%    (0.19)%       (0.57)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                         28%          48%       60%       81%           94%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,165,370.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM European Growth Fund

                                                                                   INVESTOR CLASS
                                                              ---------------------------------------------------------
                                                                                                     SEPTEMBER 30, 2003
                                                                                                        (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,             COMMENCED) TO
                                                              -----------------------------------       OCTOBER 31,
                                                                2006           2005        2004             2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  31.08       $  26.22    $  20.01          $18.84
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.32           0.24        0.09            0.00
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         10.69           4.69        6.15            1.17
=======================================================================================================================
    Total from investment operations                             11.01           4.93        6.24            1.17
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.23)         (0.07)      (0.03)             --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.08)            --          --              --
=======================================================================================================================
    Total distributions                                          (2.31)         (0.07)      (0.03)             --
=======================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00              --
=======================================================================================================================
Net asset value, end of period                                $  39.78       $  31.08    $  26.22          $20.01
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  37.50%         18.82%      31.20%           6.21%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $266,510       $202,323    $184,832          $  163
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.55%(c)       1.63%       1.71%           1.79%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.57%(c)       1.65%       1.74%           1.79%(d)
=======================================================================================================================
Ratio of net investment income to average net assets              0.91%(c)       0.78%       0.35%           0.18%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                          28%            48%         60%             81%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $235,296,847.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements

AIM European Growth Fund
permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions (all the claims in this category of lawsuits were dismissed with prejudice by the court on September 29, 2006, except for the Section 36(b) claim which was dismissed with leave to amend to plead it properly as a derivative claim).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM European Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM European Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM European Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 20, 2006
Houston, Texas

AIM European Growth Fund

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2006, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $60,636,790 for the Fund's tax year ended October 31, 2006.

  For its tax year ended October 31, 2006, the Fund designates 100%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

    For the fiscal year ended 10/31/06, the amount of income received by the fund from sources within foreign countries and possessions of the United States was $0.8235 (representing a total of $27,950,901. Of the foreign source income, $0.6360 per share is considered qualified dividend income. Foreign source income with the required adjustments for qualified dividends is $0.4610 per share. The amount of taxes paid by the fund to such countries for the fiscal year end 10/31/06 was $0.0499 per share (representing a total of $1,695,186). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended 10/31/06. The per share amount is based on shareholders of record on December 14, 2006.

                                                                                                FOREIGN         ADJUSTED
                                                              FOREIGN SOURCE    FOREIGN TAX    QUALIFIED     FOREIGN SOURCE
COUNTRY                                                          INCOME %         PAID %       DIVIDEND %       INCOME %
---------------------------------------------------------------------------------------------------------------------------
Belgium                                                            2.86%            1.78%         1.12%           4.23%
---------------------------------------------------------------------------------------------------------------------------
Denmark                                                            0.11%            0.09%         0.06%           0.15%
---------------------------------------------------------------------------------------------------------------------------
France                                                            16.92%           16.77%        10.11%          22.27%
---------------------------------------------------------------------------------------------------------------------------
Germany                                                            5.90%            4.79%         2.95%           8.23%
---------------------------------------------------------------------------------------------------------------------------
Hungary                                                            2.28%            0.00%         2.95%           1.75%
---------------------------------------------------------------------------------------------------------------------------
Greece                                                             6.31%            0.00%         8.17%           4.84%
---------------------------------------------------------------------------------------------------------------------------
Ireland                                                            4.23%            0.00%         5.48%           3.25%
---------------------------------------------------------------------------------------------------------------------------
Italy                                                              6.29%            6.90%         3.91%           8.16%
---------------------------------------------------------------------------------------------------------------------------
The Netherlands                                                   14.22%           27.93%        16.77%          12.24%
---------------------------------------------------------------------------------------------------------------------------
Norway                                                             0.30%            0.25%         0.15%           0.41%
---------------------------------------------------------------------------------------------------------------------------
Russia                                                             0.17%            0.36%         0.21%           0.13%
---------------------------------------------------------------------------------------------------------------------------
Spain                                                              4.85%           10.44%         6.28%           3.73%
---------------------------------------------------------------------------------------------------------------------------
Sweden                                                             7.73%           25.48%         8.97%           6.75%
---------------------------------------------------------------------------------------------------------------------------
Switzerland                                                        7.55%            5.21%         7.29%           7.74%
---------------------------------------------------------------------------------------------------------------------------
Turkey                                                             3.66%            0.00%         4.74%           2.81%
---------------------------------------------------------------------------------------------------------------------------
United Kingdom                                                    16.62%            0.00%        20.84%          13.31%
===========================================================================================================================
    TOTAL                                                        100.00%          100.00%       100.00%         100.00%
___________________________________________________________________________________________________________________________
===========================================================================================================================

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2006, April 30, 2006, July 31, 2006 and October 31, 2006, are 99.88%, 99.84%, 99.84% and 99.79%, respectively.

AIM European Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(1) -- 1946      1991           Director and Chairman, A I M Management    None
  Trustee and Vice Chair                          Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954      2006           Director, Chief Executive Officer and      None
  Trustee, President and                          President, A I M Management Group Inc.,
  Principal                                       AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                               broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944        1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
  Trustee and Chair                               (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936             2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939          2001           Retired                                    Badgley Funds, Inc. (registered
  Trustee                                                                                    investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942           2003           Founder, Green, Manning & Bunch Ltd.,      None
  Trustee                                         (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941         2000           Director of a number of public and         None
  Trustee                                         private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952           1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
  Trustee                                         Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1991           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
  Trustee                                         Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950       1998           Formerly: Chief Executive Officer, YWCA    None
  Trustee                                         of the USA
-------------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942         1991           Partner, law firm of Pennock & Cooper      None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935          2001           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942               2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944     2005           Retired                                    Director, Mainstay VP Series
  Trustee                                         Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM European Growth Fund



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958          2005           Senior Vice President and Senior Officer  N/A
  Senior Vice President and                       of The AIM Family of Funds--Registered
  Senior Officer                                  Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962             2006           Director, Senior Vice President,          N/A
  Senior Vice President, Chief                    Secretary and General Counsel, A I M
  Legal Officer and Secretary                     Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director, INVESCO
                                                  Funds Group Inc.; Senior Vice President,
                                                  Chief Legal Officer and Secretary of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--; and Manager, Powershares
                                                  Capital Management LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959         2004           Global Compliance Director, AMVESCAP      N/A
  Vice President                                  PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956          2003           Senior Vice President and General
  Vice President                                  Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961        2004           Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                       Advisors, Inc.; and Vice President,
  Financial Officer and                           Treasurer and Principal Officer of The
  Treasurer                                       AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

  J. Philip Ferguson -- 1945       2005           Senior Vice President and Chief           N/A
  Vice President                                  Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960        2004           Director of Cash Management, Managing     N/A
  Vice President                                  Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967          2005           Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                           Officer, A I M Advisors, Inc., A I M
  Compliance Officer                              Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958         2006           Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                        Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

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                AIMINVESTMENTS.COM/EDELIVERY
                          GRAPHIC]


REGISTER FOR EDELIVERY

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                          [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
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

INTERNATIONAL/GLOBAL EQUITY                    AIM GLOBAL AGGRESSIVE GROWTH FUND


International/Global Growth      Annual Report to Shareholders o October 31,2006


Table of Contents

Supplemental Information .........    2
Letters to Shareholders ..........    3
Performance Summary ..............    5
Management Discussion ............    5
Fund Expenses ....................    7
Long-term Fund Performance .......    8
Approval of Advisory Agreement ...   10
Schedule of Investments ..........  F-1
Financial Statements .............  F-5
Notes to Financial Statements ....  F-7
Financial Highlights ............. F-14
Auditor's Report ................. F-17            [COVER GLOBE IMAGE]
Tax Disclosures .................. F-18
Trustees and Officers ............ F-19


[AIM INVESTMENT SOLUTIONS]


[GRAPHIC]    [GRAPHIC]     [GRAPHIC]

[DOMESTIC [INTERNATIONAL/  [SECTOR
 EQUITY]   GLOBAL EQUITY]   EQUITY]


[GRAPHIC]   [GRAPHIC]   [GRAPHIC]

 [FIXED    [ALLOCATION  [DIVERSIFIED
 INCOME]    SOLUTIONS]   PORTFOLIOS]


[AIM INVESTMENTS LOGO APPEARS HERE]
      --Registered Trademark--

AIM Global Aggressive Growth Fund

AIM GLOBAL AGGRESSIVE GROWTH FUND SEEKS TO PROVIDE ABOVE-AVERAGE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            transactions. Generally accepted
                                                                                          accounting principles require adjustments
o Class B shares are not available as an     o The unmanaged MSCI WORLD INDEX is a        to be made to the net assets of the Fund
investment for retirement plans maintained   group of global securities tracked by        at period end for financial reporting
pursuant to Section 401 of the Internal      Morgan Stanley Capital International.        purposes, and as such, the net asset
Revenue Code, including 401(k) plans,                                                     values for shareholder transactions and
money purchase pension plans and profit      o The unmanaged MSCI WORLD GROWTH INDEX is   the returns based on those net asset
sharing plans. Plans that had existing       a subset of the MSCI WORLD INDEX, a group    values may differ from the net asset
accounts invested in Class B shares prior    of global securities tracked by Morgan       values and returns reported in the
to September 30, 2003, will continue to be   Stanley Capital International; the Growth    Financial Highlights.
allowed to make additional purchases.        sub-set measures performance of companies
                                             with higher price/earnings ratios and        The Fund provides a complete list of its
PRINCIPAL RISKS OF INVESTING IN              higher forecasted growth values.             holdings four times in each fiscal year,
THE FUND                                                                                  at the quarter-ends. For the second and
                                             o The unmanaged LIPPER GLOBAL SMALL/MID-     fourth quarters, the lists appear in the
o Foreign securities have additional         CAP CATEGORY AVERAGE represents an average   Fund's semiannual and annual reports to
risks, including exchange rate changes,      of the performance of all global             shareholders. For the first and third
political and economic upheaval, the         small/mid-cap mutual funds tracked by        quarters, the Fund files the lists with
relative lack of information about these     Lipper Inc., an independent mutual fund      the Securities and Exchange Commission
companies, relatively low market liquidity   performance monitor.                         (SEC) on Form N-Q. The most recent list of
and the potential lack of strict financial                                                portfolio holdings is available at
and accounting controls and standards.       o The Fund is not managed to track the       AIMinvestments.com. From our home page,
                                             performance of any particular index,         click on Products & Performance, then
o Investing in a fund that invests in        including the indexes defined here, and      Mutual Funds, then Fund Overview. Select
smaller companies involves risks not         consequently, the performance of the Fund    your Fund from the drop-down menu and
associated with investing in more            may deviate significantly from the           click on Complete Quarterly Holdings.
established companies, such as business      performance of the indexes.                  Shareholders can also look up the Fund's
risk, stock price fluctuations and                                                        Forms N-Q on the SEC Web site at sec.gov.
illiquidity.                                 o A direct investment cannot be made in an   Copies of the Fund's Forms N-Q may be
                                             index. Unless otherwise indicated, index     reviewed and copied at the SEC Public
o Investing in emerging markets involves     results include reinvested dividends, and    Reference Room in Washington, D.C. You can
greater risks than investing in more         they do not reflect sales charges.           obtain information on the operation of the
established markets. Risks for emerging      Performance of an index of funds reflects    Public Reference Room, including
markets include risks relating to the        fund expenses; performance of a market       information about duplicating fee charges,
relatively smaller size and lesser           index does not.                              by calling 202-942-8090 or 800-732-0330,or
liquidity of these markets, high inflation                                                by electronic request at the following
rates, adverse political developments and    OTHER INFORMATION                            e-mail address: publicinfo@sec.gov. The
lack of timely information.                                                               SEC file numbers for the Fund are
                                             o Industry classifications used in this      811-06463 and 033-44611.
o Prices of equity securities change in      report are generally according to the
response to many factors including the       Global Industry Classification Standard,     A description of the policies and
historical and prospective earnings of the   which was developed by and is the            procedures that the Fund uses to determine
issuer, the value of its assets, general     exclusive property and a service mark of     how to vote proxies relating to portfolio
economic conditions, interest rates,         Morgan Stanley Capital International Inc.    securities is available without charge,
investor perceptions and market liquidity.   and Standard & Poor's.                       upon request, from our Client Services
                                                                                          department at 800-959-4246 or on the AIM
                                             o The returns shown in management's          Web site, AIMinvestments.com. On the home
                                             discussion of Fund performance are based     page, scroll down and click on AIM Funds
                                             on net asset values calculated for           Proxy Policy. The information is also
                                             shareholder                                  available on the SEC Web site, sec.gov.

                                                                                          Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
                                                                                          securities during the 12 months ended June
                                                                                          30, 2006, is available at our Web site. Go
                                                                                          to AIMinvestments.com, access the About Us
                                                                                          tab, click on Required Notices and then
                                                                                          click on Proxy Voting Activity. Next,
                                                                                          select the Fund from the drop-down menu.
                                                                                          The information is also available on the
                                                                                          SEC Web site, sec.gov.



======================================================================================    ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                 FUND NASDAQ SYMBOLS
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                            Class A Shares                       AGAAX
======================================================================================    Class B Shares                       AGABX
                                                                                          Class C Shares                       AGACX
                                                                                          ==========================================


NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

AIMinvestments.com

AIM Global Aggressive Growth Fund


                    Dear Shareholders of The AIM Family of Funds
                    --Registered Trademark--:

                    We're pleased to provide you with this report, which includes a discussion of how your Fund was managed during the review period ended October 31, 2006, and what factors affected its performance.

                        As we approach the end of 2006, it seems likely that
      [TAYLOR       many investors may see the value of their investments
       PHOTO]       increase this year. Global equity markets, collectively,
                    recorded double-digit gains for the year ended October 31, 2006, as did the U.S. stock market. Also, the investment grade bond market in the United States rose for the same period.

                        While stock and bond markets generally enjoyed positive
                    year-to-date returns, their performance was affected by
   Philip Taylor    short-term economic and geopolitical events. For example,
                    the U.S. stock market was weak in the second quarter of 2006 when it appeared that inflation might be rising. Only after the U.S. Federal Reserve Board decided in August that inflation was contained and that short-term interest rates need not be increased--the first time it kept rates unchanged in more than two years--did equities truly surge.

                        Short-term market fluctuations are a fact of life for
                    all investors. At AIM Investments --Registered Trademark--, we believe that investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments can help by offering a broad product line that gives your financial advisor the necessary tools to build a portfolio that's right for you regardless of market conditions. AIM Investments offers a comprehensive range of retail mutual funds, including domestic, global and international equity funds, taxable and tax-exempt fixed-income funds, and a variety of allocation portfolios--with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

                        We've changed the look of our annual reports to reflect
                    that belief. In our marketing and now our shareholder literature, we represent a fully diversified portfolio graphically as an allocation pie chart and assign each asset class a color--green for domestic equity, blue for international, orange for sector and purple for fixed income. A legend in the left column illustrates the methodology. Your report cover now shows your Fund's asset class color, plus the asset class and sub-asset class name are shown in the upper-left corner. The reason for these changes is to help you better understand where your Fund fits into your overall portfolio.

                        AIM has a variety of investment solutions, and knowing
                    which ones are right for your portfolio is complex. That's why we also believe in the value of a trusted financial advisor who will work with you to create an investment plan you can stick with for the long term. Your financial advisor can help allocate your portfolio appropriately and review your investments regularly to help ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that's based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

                    OUR COMMITMENT TO YOU

                    In the short term, the one sure thing about markets is their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building enduring solutions to help you achieve your investment goals, and we're pleased you've placed your trust in us.

                        Information about investing, the markets and your Fund
                    is always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.


                    Sincerely,

                    /s/ PHILIP TAYLOR

                    Philip Taylor
                    President -- AIM Funds
                    CEO, AIM Investments

                    December 14, 2006

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM Global Aggressive Growth Fund


                    Dear Fellow AIM Fund Shareholders:

                    At our meeting at the end of June, your Board completed its comprehensive review* of each fund's advisory agreement with A I M Advisors, Inc. (AIM) to make certain your interests are being served in terms of fees, performance and operations.

                        Looking ahead, your Board finds many reasons to be
     [CROCKETT      positive about AIM's management and strategic direction.
      PHOTO]        Most importantly, AIM's investment management discipline has paid off in terms of improved overall performance. We are also pleased with AIM's efforts to seek more cost-effective ways of delivering superior service.

                        In addition, AIM is realizing the benefits of belonging
                    to a leading independent global investment management
 Bruce L. Crockett  organization in its parent company, AMVESCAP PLC, which is dedicated to helping people worldwide build their financial security. AMVESCAP managed approximately $450 billion globally as of October 31, 2006, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they may serve you through our goal of enhancing performance and reducing costs.

                        The seven new AIM funds--which include Asian funds,
                    structured U.S. equity funds and specialized bond funds--are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM's Web site.

                        Your Board is very pleased with the overall direction
                    and progress of the AIM Funds. We're working closely and effectively with AIM's management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.


                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board

                    December 14, 2006


                    *To learn more about all the factors we considered before approving each fund's advisory agreement, go to the "Products & Performance" tab at the AIM Web site (AIMinvestments.com) and click on "Investment Advisory Agreement Renewals." The approval of advisory agreement information for your Fund is also included in this annual report on pages 10-11.

AIM Global Aggressive Growth Fund


Management's discussion                                                                       We believe disciplined sell decisions
of Fund performance                                                                       are key to successful investing. We
                                                                                          consider selling a stock when:
======================================================================================
PERFORMANCE SUMMARY                                                                       o A company's fundamentals deteriorate, or
                                                                                          it posts disappointing earnings.
We are pleased to once again provide shareholders with double-digit Fund performance.
As the table illustrates, AIM Global Aggressive Growth Fund, excluding applicable         o A stock's price seems overvalued.
sales charges, significantly outperformed both its broad market and style-specific
benchmarks. We attribute our comparative success to strong stock selection across         o A more attractive opportunity becomes
Asia, Europe and North America. Our relatively larger exposure to both mid-cap and        available.
emerging market stocks, which performed strongly during the fiscal year, provided a
competitive advantage as well.                                                            MARKET CONDITIONS AND YOUR FUND

    Your Fund's long-term performance appears on pages 8 and 9.                           Markets continued to rally in Europe, as
                                                                                          positive economic data and takeover
FUND VS. INDEXES                                                                          activity--both rumored and
Total returns,10/31/05-10/31/06, excluding applicable sales charges. If sales charges     actual--particularly in the Spanish
were included, returns would be lower.                                                    utilities sector, continued to bolster
                                                                                          investor confidence. Asian stock markets
Class A Shares                                                                  27.71%    also performed strongly during the period.
Class B Shares                                                                  26.80     Inflationary pressures across the region
Class C Shares                                                                  26.73     showed signs of weakening and a general
MSCI World Index (Broad Market)                                                 21.32     perception that the United States can
MSCI World Growth Index (Style-Specific Index)                                  16.96     coordinate a "soft landing" for its
Lipper Global Small/Mid-Cap Growth Category Average (Peer Group Index)          22.99     economy provided a positive backdrop for
                                                                                          Asian equities. Despite the general rally
SOURCE: LIPPER INC.                                                                       in global stock markets, Japanese shares
                                                                                          remained lackluster in comparison. Fears
                                                                                          of an economic slowdown in the U.S. along
======================================================================================    with weaker economic data at home provided
                                                                                          some- what of a headwind for Japanese
HOW WE INVEST                                growth but whose prices do not fully         equities. Emerging markets experienced a
                                             reflect these attributes.                    volatile 12-month period during which
When selecting stocks for your Fund, we                                                   stocks hit record highs in many countries
employ a disciplined investment strategy         While research responsibilities within   before correcting sharply lower from early
that emphasizes fundamental research,        the portfolio management team are focused    May onward. A combination of higher global
supported by both quantitative analysis      by region and market capitalization, such    interest rates and rising levels of risk
and portfolio construction techniques. Our   as large or mid/small-cap, we select         aversion accentuated the sell-off of
"EQV" (Earnings, Quality, Valuation)         investments for the Fund by using a          illiquid emerging market securities.
strategy focuses primarily on identifying    "bottom-up" investment approach. We          However, most of these markets bounced
quality companies that have experienced,     construct the Fund primarily on a            back from July
or exhibit the potential for, accelerated    stock-by-stock basis focusing on the
or above average earnings                    strengths of individual companies rather
                                             than sectors, countries or market-cap
                                             trends.
                                                                                                                         (continued)

==========================================   ==========================================   ==========================================

    PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*

By sector                                    1. U.S.A.                            33.5%   1.  Anglo Irish Bank Corp. PLC
                                             2. United Kingdom                     9.1        (Ireland)                         2.5%
               [PIE CHART]                   3. Canada                             6.1    2.  Syngenta A.G. (Switzerland)       2.5
                                             4. Germany                            4.8    3.  USG People N.V. (Netherlands)     1.9
Information Technology                8.9%   5. Switzerland                        4.2    4.  Enterprise Inns PLC
Materials                             6.0%                                                    (United Kingdom)                  1.9
Energy                                5.6%   Total Net Assets          $970.32 million    5.  OTP Bank Nyrt. (Hungary)          1.7
Consumer Staples                      5.5%                                                6.  OAO Vimpel-Communications-ADR
Telecommunication Services            3.8%   Total Number of Holdings*             112        (Russia)                          1.7
Utilities                             1.2%                                                7.  Standard Bank Group Ltd.
Money Market Funds Plus                                                                       (South Africa)                    1.6
 Other Assets Less Liabilities        4.7%                                                8.  Petroleum Geo-Services A.S.A.
Consumer Discretionary               22.1%                                                    (Norway)                          1.6
Financials                           20.3%                                                9.  Puma A.G. Rudolf Dassler Sport
Industrials                          12.2%                                                    (Germany)                         1.6
Health Care                           9.7%                                                10. Shire PLC (United Kingdom)        1.5

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM Global Aggressive Growth Fund


onward ending the period with strong         in consumer discretionary and consumer                           James G. Birdsall
positive overall returns.                    staples sectors. These two sectors have           [BIRDSALL      Portfolio manager, is
                                             proven to be a rich and diverse source of           PHOTO]       lead manager of AIM
    Fund performance was broad-based, with   high-quality growth companies. Two                               Global Aggressive
the Fund outperforming its style-specific    holdings that continued to perform well                          Growth Fund with
index across all regions and sectors. The    were long-time Fund holdings SYNGENTA, the   respect to the domestic portion of the
Fund's "go-anywhere" global mandate          Swiss based fertilizer and agrochemical      Fund's portfolio. He joined AIM in 1997.
enabled us to invest in several high         manufacturer, and British pub operator       Mr. Birdsall earned his B.B.A with a
quality emerging market names not found in   ENTERPRISE INNS. Relative performance was    concentration in finance from Stephen F.
the benchmark. Several of these names,       also aided by investments in Japanese        Austin State University. He also earned an
supported by positive news on the            stocks, where the Fund remained              M.B.A. with a concentration in finance and
macroeconomic and corporate fronts and       underweight versus its benchmark. Good       international business from the University
strong company fundamentals with             stock selection, however, delivered          of St. Thomas.
attractive valuations, delivered strong      positive returns in a relatively
positive results contributing favorably to   lack-luster Japanese market.                                     Jason T. Holzer
the Fund's relative outperformance. Top                                                         [HOLZER       Chartered Financial
contributors included Brazilian consumer         Stock specific detractors included              PHOTO]       Analyst, senior
products retailer LOJAS AMERICANAS, Korean   U.S. based PMC-SIERRA, SOLOMON SYSTECH and                       portfolio manager, is
ship builder HYUNDAI MIPO DOCKYARD and       WESTERN DIGITAL. The Fund held relatively                        lead manager of AIM
Mexico's largest wireless distributor        small exposures to these names and we sold   Global Aggressive Growth with respect to
AMERICAN MOVIL. Strong subscriber growth,    these stocks relatively early in the         the Fund's investments in Europe and
impressive operating leverage and strong     period. Additionally, although the Fund's    Canada. Mr. Holzer joined AIM in 1996. He
buybacks combined with double-digit top      cash position was in line with historical    earned a B.A. in quantitative economics
line growth enabled American Movil to        levels (approximately 5%), not being fully   and an M.S. in engineering-economic
deliver over 65% for the period.             invested in strong global equity markets     systems from Stanford University.
                                             also detracted from relative returns.
    In contrast, select holdings in                                                                           Shuxin Cao
Hungary, South Africa and Turkey,            IN CLOSING                                           [CAO        Chartered Financial
negatively impacted by uncertainties in                                                          PHOTO]       Analyst, portfolio
the political arena, detracted from          It would be imprudent for us to suggest                          manager, is lead
relative returns. However, underlying fun-   that the current period's performance is                         manager of AIM Global
damentals remained strong in these           sustainable over the long term. We believe   Aggressive Growth Fund with respect to the
companies and in some instances we added     our bottom-up investment process should      Fund's investments in Asia Pacific and
to our positions when the prices of their    allow us to build a diversified portfolio    Latin America. He joined AIM in 1997. Mr.
stocks declined.                             of world-class companies from around the     Cao graduated from Tianjin Foreign
                                             globe. Regardless of macroeconomic trends,   Language Institute with a B.A. in English.
    In North America, strong stock           the Fund strives to maintain a disciplined   He also earned an M.B.A. from Texas A&M
selection in the U.S., predominantly in      strategy of selecting attractive             University and is a Certified Public
the information technology sector, was       investment opportunities based on its        Accountant.
another driver of outperformance. Our        "EQV" (Earnings, Quality and Valuation)
investment process led us to invest in a     investment strategy.                                             Borge Endresen
number of holdings in the communications                                                       [ENDRESEN      Chartered Financial
equipment, semiconductor and software            Thank you for your continued                    PHOTO]       Analyst, portfolio
industries that performed well during the    participation in AIM Global Aggressive                           manager, is manager of
fiscal year. Key contributors included       Growth Fund.                                                     AIM Global Aggressive
software maker AMDOCS, semiconductor                                                      Growth Fund. He joined AIM in 1999 and
manufacturer FREESCALE and application       THE VIEWS AND OPINIONS EXPRESSED IN          graduated summa cum laude from the
software developer BEA SYSTEMS. Freescale    MANAGEMENT'S DISCUSSION OF FUND              University of Oregon with a B.S. in
received a cash buy out bid from a private   PERFORMANCE ARE THOSE OF A I M ADVISORS,     finance. He also earned an M.B.A. from the
equity consortium led by The Blackstone      INC. THESE VIEWS AND OPINIONS ARE SUBJECT    University of Texas at Austin.
Group that included The Carlyle Group,       TO CHANGE AT ANY TIME BASED ON FACTORS
Permira Funds and Texas Pacific Group. The   SUCH AS MARKET AND ECONOMIC CONDITIONS.      Assisted by the Asia Pacific/Latin
transaction held a total equity value of     THESE VIEWS AND OPINIONS MAY NOT BE RELIED   American Team, Europe/Canada Team and
$17.6 billion. Long-term holding Amdocs, a   UPON AS INVESTMENT ADVICE OR                 Large/Multi-Cap Growth Team
leading supplier of billing software for     RECOMMENDATIONS, OR AS AN OFFER FOR A
telecommunications companies, was up         PARTICULAR SECURITY. THE INFORMATION IS
significantly for the 12-month period        NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
after reporting earnings ahead of market     ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
expectations due to new contracts.           THE FUND. STATEMENTS OF FACT ARE FROM
                                             SOURCES CONSIDERED RELIABLE, BUT A I M
    One of our largest regional              ADVISORS, INC. MAKES NO REPRESENTATION OR
allocations remained in European stocks.     WARRANTY AS TO THEIR COMPLETENESS OR
We continued to find several opportunities   ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
in Europe, particularly                      IS NO GUARANTEE OF FUTURE RESULTS, THESE
                                             INSIGHTS MAY HELP YOU UNDERSTAND OUR
                                             INVESTMENT MANAGEMENT PHILOSOPHY.
                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                    See important Fund and index          LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8
                                               disclosures on the inside front cover.     AND 9.

AIM Global Aggressive Growth Fund


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      mate the expenses that you paid over the         THE HYPOTHETICAL ACCOUNT VALUES AND
                                             period. Simply divide your account value     EXPENSES MAY NOT BE USED TO ESTIMATE THE
As a shareholder of the Fund, you incur      by $1,000 (for example, an $8,600 account    ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES
two types of costs: (1) transaction costs,   value divided by $1,000 = 8.6), then         YOU PAID FOR THE PERIOD. YOU MAY USE THIS
which may include sales charges (loads) on   multiply the result by the number in the     INFORMATION TO COMPARE THE ONGOING COSTS
purchase payments or contingent deferred     table under the heading entitled "Actual     OF INVESTING IN THE FUND AND OTHER FUNDS.
sales charges on redemptions, and            Expenses Paid During Period" to estimate     TO DO SO, COMPARE THIS 5% HYPOTHETICAL
redemption fees, if any; and (2) ongoing     the expenses you paid on your account        EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES
costs, including management fees;            during this period.                          THAT APPEAR IN THE SHAREHOLDER REPORTS OF
distribution and/or service (12b-1) fees;                                                 THE OTHER FUNDS.
and other Fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR
intended to help you understand your         COMPARISON PURPOSES                              Please note that the expenses shown in
ongoing costs (in dollars) of investing in                                                the table are meant to highlight your
the Fund and to compare these costs with     The table below also provides information    ongoing costs only and do not reflect any
ongoing costs of investing in other mutual   about hypothetical account values and        transaction costs, such as sales charges
funds. The example is based on an            hypothetical expenses based on the Fund's    (loads) on purchase payments, contingent
investment of $1,000 invested at the         actual expense ratio and an assumed rate     deferred sales charges on redemptions, and
beginning of the period and held for the     of return of 5% per year before expenses,    redemption fees, if any. Therefore, the
entire period May 1, 2006, through October   which is not the Fund's actual return. The   hypothetical information is useful in
31, 2006.                                    Fund's actual cumulative total returns at    comparing ongoing costs only, and will not
                                             net asset value after expenses for the six   help you determine the relative total
ACTUAL EXPENSES                              months ended October 31, 2006, appear in     costs of owning different funds. In
                                             the table "Cumulative Total Returns" on      addition, if these transaction costs were
The table below provides information about   page 9.                                      included, your costs would have been
actual account values and actual expenses.                                                higher.
You may use the information in this table,
together with the amount you invested, to
esti-

====================================================================================================================================

                                                  ACTUAL                             HYPOTHETICAL
                                                                           (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING             ENDING               EXPENSES          ENDING             EXPENSES          ANNUALIZED
SHARE          ACCOUNT VALUE        ACCOUNT VALUE          PAID DURING     ACCOUNT VALUE        PAID DURING         EXPENSE
CLASS             (5/1/06)          (10/31/06)(1)           PERIOD(2)       (10/31/06)           PERIOD(2)           RATIO
  A              $1,000.00            $1,001.60               $7.52         $1,017.69              $7.58              1.49%
  B               1,000.00               997.80               11.28          1,013.91              11.37              2.24
  C               1,000.00               997.80               11.28          1,013.91              11.37              2.24

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2006, through October 31,
    2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM Global Aggressive Growth Fund

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Index data from 8/31/94, Fund data from 9/15/94

====================================================================================================================================

                                                          [MOUNTAIN CHART]


              AIM GLOBAL AGGRESSIVE       AIM GLOBAL AGGRESSIVE                                           LIPPER GLOBAL SMALL/MID-
                   GROWTH FUND                 GROWTH FUND            MSCI WORLD        MSCI WORLD               CAP GROWTH
 DATE            -CLASS A SHARES             -CLASS B SHARES            INDEX          GROWTH INDEX           CATEGORY AVERAGE

8/31/94                                                                 $10000            $10000                   $10000
   9/94               $ 9459                     $10010                   9735              9770                     9746
  10/94                 9658                      10210                  10010             10004                     9842
  11/94                 9431                       9970                   9573              9605                     9335
  12/94                 9516                      10060                   9664              9749                     9391
   1/95                 9185                       9710                   9516              9600                     8963
   2/95                 9516                      10050                   9653              9747                     9017
   3/95                 9865                      10420                  10116             10222                     9225
   4/95                10224                      10789                  10466             10601                     9511
   5/95                10592                      11169                  10553             10685                     9622
   6/95                11320                      11939                  10548             10698                     9969
   7/95                12415                      13079                  11073             11222                    10740
   8/95                12255                      12909                  10824             10906                    10686
   9/95                12576                      13239                  11137             11288                    10901
  10/95                12369                      13020                  10959             11165                    10619
  11/95                12426                      13069                  11337             11520                    10713
  12/95                12575                      13217                  11666             11782                    10879
   1/96                12754                      13407                  11875             11991                    10932
   2/96                13400                      14079                  11945             12077                    11275
   3/96                13684                      14360                  12141             12253                    11525
   4/96                14584                      15304                  12424             12508                    12183
   5/96                15248                      15996                  12432             12581                    12388
   6/96                14945                      15674                  12493             12667                    12179
   7/96                13901                      14571                  12049             12195                    11454
   8/96                14621                      15314                  12185             12296                    11803
   9/96                15171                      15886                  12659             12856                    12003
  10/96                14944                      15635                  12745             12894                    11762
  11/96                15380                      16097                  13457             13547                    11984
  12/96                15532                      16237                  13239             13281                    12075
   1/97                15893                      16609                  13396             13466                    12081
   2/97                15475                      16167                  13547             13615                    11877
   3/97                14925                      15585                  13277             13296                    11468
   4/97                14716                      15363                  13708             13906                    11374
   5/97                16187                      16889                  14552             14717                    12231
   6/97                17078                      17813                  15275             15528                    12732
   7/97                17770                      18515                  15976             16245                    12977
   8/97                16963                      17672                  14905             15036                    12718
   9/97                18102                      18846                  15712             15901                    13349
  10/97                16386                      17059                  14883             14884                    12594
  11/97                15930                      16568                  15144             15261                    12206
  12/97                16158                      16798                  15326             15400                    12243
   1/98                15712                      16336                  15750             16002                    12166
   2/98                17248                      17922                  16813             17131                    13194
   3/98                18225                      18915                  17520             17722                    13985
   4/98                18575                      19286                  17689             17824                    14183
   5/98                18157                      18835                  17465             17624                    13775
   6/98                17948                      18614                  17876             18377                    13705
   7/98                17645                      18292                  17845             18345                    13273
   8/98                14222                      14731                  15463             16195                    11088
   9/98                14222                      14731                  15734             16556                    10845
  10/98                15046                      15574                  17153             17994                    11236
  11/98                15900                      16447                  18171             19152                    11852
  12/98                16790                      17360                  19055             20549                    12595
   1/99                17216                      17791                  19470             21271                    12976
   2/99                16051                      16586                  18949             20423                    12263
   3/99                16611                      17158                  19735             21175                    12834
   4/99                17294                      17852                  20511             21137                    13652
   5/99                16905                      17439                  19758             20398                    13648
   6/99                18260                      18834                  20677             21649                    14666
   7/99                18478                      19045                  20612             21407                    14940
   8/99                18677                      19236                  20573             21668                    15181
   9/99                19180                      19747                  20371             21702                    15251
  10/99                20810                      21424                  21427             23121                    16023
  11/99                24167                      24865                  22027             24474                    18602
  12/99                28640                      29450                  23807             27274                    22401
   1/00                29250                      30065                  22441             25562                    22310
   2/00                36758                      37759                  22499             26448                    27904
   3/00                33579                      34485                  24051             28022                    26042
   4/00                29589                      30374                  23031             26140                    23164
   5/00                26651                      27343                  22445             24588                    21618
   6/00                28919                      29665                  23198             26089                    23816
   7/00                28269                      28985                  22543             24775                    22695
   8/00                30708                      31466                  23273             25652                    24720
   9/00                27868                      28540                  22033             23378                    24041
  10/00                25858                      26474                  21661             22395                    22175
  11/00                21690                      22203                  20343             20666                    20117
  12/00                22343                      22865                  20670             20275                    21485
   1/01                23851                      24386                  21068             20887                    21715
   2/01                20056                      20499                  19285             18221                    19707
   3/01                18033                      18428                  18015             16745                    17563
   4/01                19578                      20002                  19343             18095                    19281
   5/01                19641                      20056                  19091             17730                    19724
   6/01                19226                      19625                  18490             17110                    19495
   7/01                18371                      18738                  18243             16856                    18601
   8/01                17340                      17675                  17365             15816                    18113
   9/01                15091                      15376                  15832             14501                    15380
  10/01                15808                      16102                  16134             15118                    16268
  11/01                16323                      16626                  17086             16266                    17454
  12/01                16625                      16922                  17192             16345                    18208
   1/02                16361                      16640                  16670             15811                    17810
   2/02                16109                      16384                  16523             15853                    17344
   3/02                16837                      17124                  17284             16244                    18482
   4/02                16750                      17016                  16664             15548                    18224
   5/02                16662                      16923                  16692             15464                    18219
   6/02                15909                      16156                  15677             14570                    17142
   7/02                14477                      14689                  14354             13542                    15288
   8/02                14427                      14635                  14378             13538                    15254
   9/02                13496                      13679                  12795             12194                    14111
  10/02                13823                      14016                  13738             13142                    14405
  11/02                14275                      14460                  14477             13619                    15139
  12/02                13872                      14043                  13773             13093                    14584
   1/03                13584                      13747                  13354             12620                    14231
   2/03                13320                      13478                  13120             12484                    13870
   3/03                13332                      13478                  13077             12591                    13924
   4/03                14175                      14339                  14235             13489                    15089
   5/03                15180                      15334                  15046             14044                    16642
   6/03                15506                      15656                  15304             14241                    17069
   7/03                15996                      16154                  15613             14516                    17990
   8/03                16586                      16745                  15949             14807                    18998
   9/03                16776                      16919                  16045             14891                    19066
  10/03                17945                      18090                  16995             15777                    20463
  11/03                18372                      18521                  17252             16000                    20904
  12/03                19314                      19461                  18333             16769                    21682
   1/04                20056                      20187                  18627             17112                    22327
   2/04                20710                      20845                  18939             17320                    22771
   3/04                20722                      20858                  18814             17146                    22664
   4/04                20119                      20238                  18428             16804                    21696
   5/04                20395                      20508                  18582             16970                    21702
   6/04                20733                      20830                  18978             17200                    22171
   7/04                19440                      19526                  18358             16376                    21064
   8/04                19665                      19740                  18439             16324                    21038
   9/04                20495                      20562                  18788             16652                    22232
  10/04                21350                      21423                  19248             17060                    22955
  11/04                22857                      22916                  20259             17922                    24774
  12/04                24025                      24074                  21032             18597                    25874
   1/05                23722                      23766                  20558             18096                    25682
   2/05                24690                      24721                  21210             18557                    26790
   3/05                23962                      23994                  20800             18202                    26237
   4/05                23121                      23121                  20345             17802                    24937
   5/05                23687                      23671                  20706             18264                    25733
   6/05                24353                      24329                  20885             18349                    26390
   7/05                25471                      25431                  21615             19110                    27604
   8/05                26135                      26090                  21778             19280                    28084
   9/05                26927                      26857                  22344             19706                    28942
  10/05                25885                      25793                  21801             19287                    27791
  11/05                27016                      26910                  22528             19913                    28971
  12/05                28200                      28073                  23027             20347                    30320
   1/06                30334                      30178                  24055             21285                    32700
   2/06                30677                      30504                  24019             21067                    32560
   3/06                31809                      31605                  24548             21591                    33901
   4/06                33008                      32778                  25293             22091                    35057
   5/06                31282                      31041                  24429             21240                    32987
   6/06                30728                      30476                  24422             21205                    32378
   7/06                30664                      30390                  24574             21034                    31502
   8/06                31467                      31168                  25212             21592                    32444
   9/06                31599                      31281                  25513             21782                    32836
  10/06                33080                      33507                  26449             22558                    34321

====================================================================================================================================

                                                                                                                  SOURCE LIPPER INC.


Past performance cannot guarantee            of funds reflects fund expenses and          during the early years shown in the chart.
comparable future results.                   management fees; performance of a market     The vertical axis, the one that indicates
                                             index does not. Performance shown in the     the dollar value of an investment, is
    The data shown in the chart include      chart and table(s) does not reflect          constructed with each segment representing
reinvested distributions, applicable sales   deduction of taxes a shareholder would pay   a percent change in the value of the
charges, Fund expenses and management        on Fund distributions or sale of Fund        investment. In this chart, each segment
fees. Results for Class B shares are         shares. Performance of the indexes does      represents a doubling, or 100% change, in
calculated as if a hypothetical              not reflect the effects of taxes.            the value of the investment. In other
shareholder had liquidated his entire                                                     words, the space between $10,000 and
investment in the Fund at the close of the       This chart, which is a logarithmic       $20,000 is the same size as the space
reporting period and paid the applicable     chart, presents the fluctuations in the      between $20,000 and $40,000, and so on.
contingent deferred sales charges. Index     value of the Fund and its indexes. We
results include reinvested dividends, but    believe that a logarithmic chart is more
they do not reflect sales charges.           effective than other types of charts in
Performance of an index                      illustrating changes in value

AIM Global Aggressive Growth Fund

==========================================   ==========================================   ==========================================
    AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 10/31/06, including applicable         As of 9/30/06,the most recent calendar       6 months ended 10/31/06, excluding
sales charges                                quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                       0.16%
Inception (9/15/94)                 10.37%   CLASS A SHARES                               Class B Shares                      -0.22
10 Years                             7.65    Inception (9/15/94)                 10.03%   Class C Shares                      -0.22
 5 Years                            14.60    10 Years                             7.01    ==========================================
 1 Year                             20.68     5 Years                            14.62
                                              1 Year                             10.87
CLASS B SHARES
Inception (9/15/94)                 10.49%   CLASS B SHARES
10 Years                             7.81    Inception (9/15/94)                 10.15%
 5 Years                            15.01    10 Years                             7.15
 1 Year                             21.80     5 Years                            15.04
                                              1 Year                             11.47
CLASS C SHARES
Inception (8/4/97)                   6.39%   CLASS C SHARES
 5 Years                            15.21    Inception (8/4/97)                   5.93%
 1 Year                             25.73     5 Years                            15.25
                                              1 Year                             15.41
==========================================   ==========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST   AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT       THE PERFORMANCE OF THE FUND'S SHARE
PERFORMANCE AND CANNOT GUARANTEE             YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL    CLASSES WILL DIFFER DUE TO DIFFERENT SALES
COMPARABLE FUTURE RESULTS; CURRENT           SHARES.                                      CHARGE STRUCTURES AND CLASS EXPENSES.
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT AIMinvestments.com FOR THE MOST            CLASS A SHARE PERFORMANCE REFLECTS THE       A REDEMPTION FEE OF 2% WILL BE IMPOSED
RECENT MONTH-END PERFORMANCE.                MAXIMUM 5.50% SALES CHARGE, AND CLASS B      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
                                             AND CLASS C SHARE PERFORMANCE REFLECTS THE   THE FUND WITHIN 30 DAYS OF PURCHASE.
    PERFORMANCE FIGURES REFLECT REINVESTED   APPLICABLE CONTINGENT DEFERRED SALES         EXCEPTIONS TO THE REDEMPTION FEE ARE
DISTRIBUTIONS, CHANGES IN NET ASSET VALUE    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE   LISTED IN THE FUND'S PROSPECTUS.
AND THE EFFECT OF THE MAXIMUM SALES CHARGE   CDSC ON CLASS B SHARES DECLINES FROM 5%
UNLESS OTHERWISE STATED. PERFORMANCE         BEGINNING AT THE TIME OF PURCHASE TO 0% AT
FIGURES DO NOT REFLECT DEDUCTION OF TAXES    THE BEGINNING OF THE SEVENTH YEAR. THE
A SHAREHOLDER WOULD PAY ON FUND              CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
DISTRIBUTIONS OR SALE OF FUND SHARES.        YEAR AFTER PURCHASE.
INVESTMENT RETURN

AIM Global Aggressive Growth Fund


APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM International   on such review, the Board concluded that     o Meetings with the Fund's portfolio
Mutual Funds (the "Board") oversees the      the range of services to be provided by      managers and investment personnel. With
management of AIM Global Aggressive Growth   AIM under the Advisory Agreement was         respect to the Fund, the Board is meeting
Fund (the "Fund") and, as required by law,   appropriate and that AIM currently is        periodically with such Fund's portfolio
determines annually whether to approve the   providing services in accordance with the    managers and/or other investment personnel
continuance of the Fund's advisory           terms of the Advisory Agreement.             and believes that such individuals are
agreement with A I M Advisors, Inc.                                                       competent and able to continue to carry
("AIM"). Based upon the recommendation of    o The quality of services to be provided     out their responsibilities under the
the Investments Committee of the Board, at   by AIM. The Board reviewed the credentials   Advisory Agreement.
a meeting held on June 27, 2006, the         and experience of the officers and
Board, including all of the independent      employees of AIM who will provide            o Overall performance of AIM. The Board
trustees, approved the continuance of the    investment advisory services to the Fund.    considered the overall performance of AIM
advisory agreement (the "Advisory            In reviewing the qualifications of AIM to    in providing investment advisory and
Agreement") between the Fund and AIM for     provide investment advisory services, the    portfolio administrative services to the
another year, effective July 1, 2006.        Board considered such issues as AIM's        Fund and concluded that such performance
                                             portfolio and product review process,        was satisfactory.
    The Board considered the factors         various back office support functions
discussed below in evaluating the fairness   provided by AIM and AIM's equity and fixed   o Fees relative to those of clients of AIM
and reasonableness of the Advisory           income trading operations. Based on the      with comparable investment strategies. The
Agreement at the meeting on June 27, 2006    review of these and other factors, the       Board noted that AIM does not serve as an
and as part of the Board's ongoing           Board concluded that the quality of          advisor to other mutual funds or other
oversight of the Fund. In their              services to be provided by AIM was           clients with investment strategies
deliberations, the Board and the             appropriate and that AIM currently is        comparable to those of the Fund.
independent trustees did not identify any    providing satisfactory services in
particular factor that was controlling,      accordance with the terms of the Advisory    o Fees relative to those of comparable
and each trustee attributed different        Agreement.                                   funds with other advisors. The Board
weights to the various factors.                                                           reviewed the advisory fee rate for the
                                             o The performance of the Fund relative to    Fund under the Advisory Agreement. The
    One responsibility of the independent    comparable funds. The Board reviewed the     Board compared effective contractual
Senior Officer of the Fund is to manage      performance of the Fund during the past      advisory fee rates at a common asset level
the process by which the Fund's proposed     one, three and five calendar years against   at the end of the past calendar year and
management fees are negotiated to ensure     the performance of funds advised by other    noted that the Fund's rate was below the
that they are negotiated in a manner which   advisors with investment strategies          median rate of the funds advised by other
is at arms' length and reasonable. To that   comparable to those of the Fund. The Board   advisors with investment strategies
end, the Senior Officer must either          noted that the Fund's performance in such    comparable to those of the Fund that the
supervise a competitive bidding process or   periods was below the median performance     Board reviewed. The Board noted that AIM
prepare an independent written evaluation.   of such comparable funds. Based on this      has agreed to waive advisory fees of the
The Senior Officer has recommended an        review and after taking account of all of    Fund, as discussed below. Based on this
independent written evaluation in lieu of    the other factors that the Board             review, the Board concluded that the
a competitive bidding process and, upon      considered in determining whether to         advisory fee rate for the Fund under the
the direction of the Board, has prepared     continue the Advisory Agreement for the      Advisory Agreement was fair and
such an independent written evaluation.      Fund, the Board concluded that no changes    reasonable.
Such written evaluation also considered      should be made to the Fund and that it was
certain of the factors discussed below. In   not necessary to change the Fund's           o Expense limitations and fee waivers. The
addition, as discussed below, the Senior     portfolio management team at this time.      Board noted that AIM has contractually
Officer made a recommendation to the Board   Although the independent written             agreed to waive advisory fees of the Fund
in connection with such written              evaluation of the Fund's Senior Officer      through December 31, 2009 to the extent
evaluation.                                  (discussed below) only considered Fund       necessary so that the advisory fees
                                             performance through the most recent          payable by the Fund do not exceed a
    The discussion below serves as a         calendar year, the Board also reviewed       specified maximum advisory fee rate, which
summary of the Senior Officer's              more recent Fund performance, which did      maximum rate includes breakpoints and is
independent written evaluation and           not change their conclusions.                based on net asset levels. The Board
recommendation to the Board in connection                                                 considered the contractual nature of this
therewith, as well as a discussion of the    o The performance of the Fund relative to    fee waiver and noted that it remains in
material factors and the conclusions with    indices. The Board reviewed the              effect until December 31, 2009. The Board
respect thereto that formed the basis for    performance of the Fund during the past      considered the effect this fee waiver
the Board's approval of the Advisory         one, three and five calendar years against   would have on the Fund's estimated
Agreement. After consideration of all of     the performance of the MSCI World Growth     expenses and concluded that the levels of
the factors below and based on its           Index. The Board noted that the Fund's       fee waivers/expense limitations for the
informed business judgment, the Board        performance in such periods was above the    Fund were fair and reasonable.
determined that the Advisory Agreement is    performance of such Index. The Board noted
in the best interests of the Fund and its    that the performance of such Index does      o Breakpoints and economies of scale. The
shareholders and that the compensation to    not reflect fees, while the performance of   Board reviewed the structure of the Fund's
AIM under the Advisory Agreement is fair     the Fund does reflect fees. Based on this    advisory fee under the Advisory Agreement,
and reasonable and would have been           review and after taking account of all of    noting that it includes one breakpoint.
obtained through arm's length                the other factors that the Board             The Board reviewed the level of the Fund's
negotiations.                                considered in determining whether to         advisory fees, and noted that such fees,
                                             continue the Advisory Agreement for the      as a percentage of the Fund's net assets,
    Unless otherwise stated, information     Fund, the Board concluded that no changes    would decrease as net assets increase
presented below is as of June 27, 2006 and   should be made to the Fund and that it was   because the Advisory Agreement includes a
does not reflect any changes that may have   not necessary to change the Fund's           breakpoint. The Board noted that AIM has
occurred since June 27, 2006, including      portfolio management team at this time.      contractually agreed to waive advisory
but not limited to changes to the Fund's     Although the independent written             fees of the Fund through December 31, 2009
performance, advisory fees, expense          evaluation of the Fund's Senior Officer      to the extent necessary so that the
limitations and/or fee waivers.              (discussed below) only considered Fund       advisory fees payable by the Fund do not
                                             performance through the most recent          exceed a specified maximum advisory fee
o The nature and extent of the advisory      calendar year, the Board also reviewed       rate, which maximum rate includes
services to be provided by AIM. The Board    more recent Fund performance, which did      breakpoints and is based on net asset
reviewed the services to be provided by      not change their conclusions.                levels. The Board noted that, due to the
AIM under the Advisory Agreement. Based                                                   Fund's

                                                                                                                         (continued)

AIM Global Aggressive Growth Fund

asset levels at the end of the past          o Profitability of AIM and its affiliates.   o Other factors and current trends. The
calendar year and the way in which the       The Board reviewed information concerning    Board considered the steps that AIM and
advisory fee breakpoints have been           the profitability of AIM's (and its          its affiliates have taken over the last
structured, the Fund has yet to benefit      affiliates') investment advisory and other   several years, and continue to take, in
from the breakpoint. The Board concluded     activities and its financial condition.      order to improve the quality and
that the Fund's fee levels under the         The Board considered the overall             efficiency of the services they provide to
Advisory Agreement therefore would reflect   profitability of AIM, as well as the         the Funds in the areas of investment
economies of scale at higher asset levels    profitability of AIM in connection with      performance, product line diversification,
and that it was not necessary to change      managing the Fund. The Board noted that      distribution, fund operations, shareholder
the advisory fee breakpoints in the Fund's   AIM's operations remain profitable,          services and compliance. The Board
advisory fee schedule.                       although increased expenses in recent        concluded that these steps taken by AIM
                                             years have reduced AIM's profitability.      have improved, and are likely to continue
o Investments in affiliated money market     Based on the review of the profitability     to improve, the quality and efficiency of
funds. The Board also took into account      of AIM's and its affiliates' investment      the services AIM and its affiliates
the fact that uninvested cash and cash       advisory and other activities and its        provide to the Fund in each of these
collateral from securities lending           financial condition, the Board concluded     areas, and support the Board's approval of
arrangements, if any (collectively, "cash    that the compensation to be paid by the      the continuance of the Advisory Agreement
balances") of the Fund may be invested in    Fund to AIM under its Advisory Agreement     for the Fund.
money market funds advised by AIM pursuant   was not excessive.
to the terms of an SEC exemptive order.
The Board found that the Fund may realize    o Benefits of soft dollars to AIM. The
certain benefits upon investing cash         Board considered the benefits realized by
balances in AIM advised money market         AIM as a result of brokerage transactions
funds, including a higher net return,        executed through "soft dollar"
increased liquidity, increased               arrangements. Under these arrangements,
diversification or decreased transaction     brokerage commissions paid by the Fund
costs. The Board also found that the Fund    and/or other funds advised by AIM are used
will not receive reduced services if it      to pay for research and execution
invests its cash balances in such money      services. This research may be used by AIM
market funds. The Board noted that, to the   in making investment decisions for the
extent the Fund invests uninvested cash in   Fund. The Board concluded that such
affiliated money market funds, AIM has       arrangements were appropriate.
voluntarily agreed to waive a portion of
the advisory fees it receives from the       o AIM's financial soundness in light of
Fund attributable to such investment. The    the Fund's needs. The Board considered
Board further determined that the proposed   whether AIM is financially sound and has
securities lending program and related       the resources necessary to perform its
procedures with respect to the lending       obligations under the Advisory Agreement,
Fund is in the best interests of the         and concluded that AIM has the financial
lending Fund and its respective              resources necessary to fulfill its
shareholders. The Board therefore            obligations under the Advisory Agreement.
concluded that the investment of cash
collateral received in connection with the   o Historical relationship between the Fund
securities lending program in the money      and AIM. In determining whether to
market funds according to the procedures     continue the Advisory Agreement for the
is in the best interests of the lending      Fund, the Board also considered the prior
Fund and its respective shareholders.        relationship between AIM and the Fund, as
                                             well as the Board's knowledge of AIM's
o Independent written evaluation and         operations, and concluded that it was
recommendations of the Fund's Senior         beneficial to maintain the current
Officer. The Board noted that, upon their    relationship, in part, because of such
direction, the Senior Officer of the Fund,   knowledge. The Board also reviewed the
who is independent of AIM and AIM's          general nature of the non-investment
affiliates, had prepared an independent      advisory services currently performed by
written evaluation in order to assist the    AIM and its affiliates, such as
Board in determining the reasonableness of   administrative, transfer agency and
the proposed management fees of the AIM      distribution services, and the fees
Funds, including the Fund. The Board noted   received by AIM and its affiliates for
that the Senior Officer's written            performing such services. In addition to
evaluation had been relied upon by the       reviewing such services, the trustees also
Board in this regard in lieu of a            considered the organizational structure
competitive bidding process. In              employed by AIM and its affiliates to
determining whether to continue the          provide those services. Based on the
Advisory Agreement for the Fund, the Board   review of these and other factors, the
considered the Senior Officer's written      Board concluded that AIM and its
evaluation and the recommendation made by    affiliates were qualified to continue to
the Senior Officer to the Board that the     provide non-investment advisory services
Board consider whether the advisory fee      to the Fund, including administrative,
waivers for certain equity AIM Funds,        transfer agency and distribution services,
including the Fund, should be simplified.    and that AIM and its affiliates currently
The Board concluded that it would be         are providing satisfactory non-investment
advisable to consider this issue and reach   advisory services.
a decision prior to the expiration date of
such advisory fee waivers.

AIM Global Aggressive Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

                                                 SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-61.16%

ARUBA-0.76%

Bank of Cyprus Public PCL (Diversified
  Banks)(a)                                       653,000   $    7,395,558
==========================================================================

AUSTRALIA-1.47%

CSL Ltd. (Biotechnology)(a)(b)                    145,100        6,294,857
--------------------------------------------------------------------------
Zinifex Ltd. (Diversified Metals &
  Mining)(a)(b)                                   675,200        8,017,335
==========================================================================
                                                                14,312,192
==========================================================================

BRAZIL-1.42%

Perdigao S.A. (Packaged Foods & Meats)            549,700        6,404,396
--------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros S.A.-ADR
  (Diversified Banks)                              93,600        7,371,000
==========================================================================
                                                                13,775,396
==========================================================================

CANADA-6.06%

Astral Media Inc. (Broadcasting & Cable TV)       158,400        5,632,251
--------------------------------------------------------------------------
Brookfield Asset Management Inc.-Class A
  (Real Estate Management & Development)(b)       204,550        9,317,437
--------------------------------------------------------------------------
Canadian Oil Sands Trust (Oil & Gas
  Exploration & Production)                       194,400        5,267,345
--------------------------------------------------------------------------
Power Financial Corp. (Life & Health
  Insurance)                                      263,200        8,453,720
--------------------------------------------------------------------------
Precision Drilling Trust (Oil & Gas Drilling)     145,300        4,133,680
--------------------------------------------------------------------------
Sherritt International Corp. (Diversified
  Metals & Mining)                                967,300        9,873,749
--------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 05/16/03-11/18/03; Cost
  $4,714,720)(c)(d)(e)                            277,500       11,263,628
--------------------------------------------------------------------------
Trican Well Service Ltd. (Oil & Gas Equipment
  & Services)                                     279,300        4,900,873
==========================================================================
                                                                58,842,683
==========================================================================

DENMARK-1.06%

DSV A.S. (Trucking)(a)(b)                          55,900       10,313,640
==========================================================================

FINLAND-0.78%

Nokian Renkaat Oyj (Tires & Rubber)(a)            393,500        7,530,537
==========================================================================

GERMANY-4.75%

Celesio A.G. (Health Care Distributors)           170,600        8,796,910
--------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(a)               90,140       10,067,361
--------------------------------------------------------------------------
Deutsche Boerse A.G. (Specialized Finance)(a)      75,200       12,108,965
--------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)          38,700       13,723,342
--------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 06/02/03; Cost $398,309)(c)             3,935        1,395,384
==========================================================================
                                                                46,091,962
==========================================================================

GREECE-3.18%

EFG Eurobank Ergasias (Diversified Banks)(a)      167,424        5,553,211
--------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming)(a)                   205,630        7,322,505
--------------------------------------------------------------------------

                                                 SHARES         VALUE
--------------------------------------------------------------------------
GREECE-(CONTINUED)

OPAP S.A. (Casinos & Gaming) (Acquired
  07/14/03; Cost $2,090,216)(a)(c)                196,000   $    6,979,580
--------------------------------------------------------------------------
Titan Cement Co. S.A. (Construction
  Materials)(a)                                   209,800       10,988,446
==========================================================================
                                                                30,843,742
==========================================================================

HONG KONG-2.13%

Esprit Holdings Ltd. (Apparel Retail)(a)          764,000        7,394,217
--------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Real Estate
  Management & Development)(a)                  1,308,000        4,909,601
--------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(a)          85,292,000        8,325,639
==========================================================================
                                                                20,629,457
==========================================================================

HUNGARY-1.70%

OTP Bank Nyrt. (Diversified Banks)                470,069       16,525,190
==========================================================================

INDIA-0.56%

Maruti Udyog Ltd. (Automobile
  Manufacturers)(a)                               253,500        5,440,096
==========================================================================

INDONESIA-0.53%

PT Astra International Tbk (Automobile
  Manufacturers)                                3,487,000        5,138,091
==========================================================================

IRELAND-3.08%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                     1,372,142       24,604,094
--------------------------------------------------------------------------
Independent News & Media PLC (Publishing)(a)    1,566,800        5,256,322
==========================================================================
                                                                29,860,416
==========================================================================

JAPAN-2.06%

EXEDY Corp. (Auto Parts & Equipment)(a)(b)        267,400        7,836,677
--------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)(a)(b)             214,000        5,341,835
--------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(a)(b)                            207,000        5,873,224
--------------------------------------------------------------------------
Yamaha Motor Co., Ltd. (Motorcycle
  Manufacturers)(a)                                32,800          892,848
==========================================================================
                                                                19,944,584
==========================================================================

MEXICO-2.55%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           207,900        8,912,673
--------------------------------------------------------------------------
Corporacion GEO, S.A. de C.V.-Series B
  (Homebuilding)(e)                             1,350,200        6,190,313
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                2,761,100        9,601,370
==========================================================================
                                                                24,704,356
==========================================================================

AIM Global Aggressive Growth Fund

                                                 SHARES         VALUE
--------------------------------------------------------------------------

NETHERLANDS-3.08%

Koninklijke BAM Groep N.V. (Construction &
  Engineering)(a)(b)                              536,875   $   11,185,321
--------------------------------------------------------------------------
USG People N.V. (Human Resource & Employment
  Services)(a)                                    457,718       18,719,119
==========================================================================
                                                                29,904,440
==========================================================================

NORWAY-2.54%

Pan Fish A.S.A. (Packaged Foods & Meats)(e)     8,797,000        6,890,108
--------------------------------------------------------------------------
Pan Fish A.S.A. (Packaged Foods & Meats)
  (Acquired 04/10/06; Cost $728,615)(c)(e)        740,000          579,593
--------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)(a)(e)                     261,940       15,332,325
--------------------------------------------------------------------------
Prosafe A.S.A. (Oil & Gas Equipment &
  Services)(a)                                     29,350        1,886,098
==========================================================================
                                                                24,688,124
==========================================================================

RUSSIA-1.65%

OAO Vimpel-Communications-ADR (Wireless
  Telecommunication Services)(b)(e)               243,070       16,040,189
==========================================================================

SOUTH AFRICA-2.89%

Standard Bank Group Ltd. (Diversified
  Banks)(a)(b)                                  1,338,442       15,706,548
--------------------------------------------------------------------------
Telkom South Africa Ltd. (Integrated
  Telecommunication Services)(a)(b)               602,700       11,183,291
--------------------------------------------------------------------------
Telkom South Africa Ltd. (Integrated
  Telecommunication Services) (Acquired
  06/18/04; Cost $727,409)(a)(c)                   64,700        1,200,529
==========================================================================
                                                                28,090,368
==========================================================================

SOUTH KOREA-2.13%

Daegu Bank (Regional Banks)(a)                    454,800        7,508,389
--------------------------------------------------------------------------
Hyundai Mipo Dockyard Co., Ltd. (Construction
  & Farm Machinery & Heavy Trucks)(a)              60,290        7,971,292
--------------------------------------------------------------------------
Woongjin Coway Co., Ltd. (Housewares &
  Specialties)(a)                                 196,300        5,152,236
==========================================================================
                                                                20,631,917
==========================================================================

SPAIN-1.04%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)(a)                                 2,282,860       10,089,961
==========================================================================

SWEDEN-0.81%

Swedish Match A.B. (Tobacco)(a)                   493,700        7,890,079
==========================================================================

SWITZERLAND-4.16%

Baloise Holding A.G. (Multi-Line
  Insurance)(a)                                    93,300        8,911,753
--------------------------------------------------------------------------
Phonak Holding A.G. (Health Care Equipment)       119,000        7,594,727
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)                                   147,600       23,816,181
==========================================================================
                                                                40,322,661
==========================================================================

THAILAND-1.03%

Siam Commercial Bank PCL (Diversified
  Banks)(a)                                     5,641,000        9,994,276
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

TURKEY-0.63%

Tupras-Turkiye Petrol Rafinerileri A.S. (Oil
  & Gas Refining & Marketing)(a)                  367,305   $    6,093,968
==========================================================================

UNITED KINGDOM-9.11%

Bunzl PLC (Trading Companies &
  Distributors)(a)                                799,533       10,543,696
--------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)(a)                                    885,000        9,087,707
--------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)              892,600       18,334,103
--------------------------------------------------------------------------
Inchcape PLC (Distributors)(a)                  1,200,600       11,830,297
--------------------------------------------------------------------------
Informa PLC (Publishing)(a)                     1,187,305       12,369,002
--------------------------------------------------------------------------
International Power PLC (Independent Power
  Producers & Energy Traders)(a)                1,845,000       11,775,730
--------------------------------------------------------------------------
Shire PLC (Pharmaceuticals)(a)                    789,500       14,416,618
==========================================================================
                                                                88,357,153
==========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $318,951,152)                     593,451,036
==========================================================================

DOMESTIC COMMON STOCKS-33.50%

AEROSPACE & DEFENSE-1.35%

Precision Castparts Corp.                         115,000        7,826,900
--------------------------------------------------------------------------
Rockwell Collins, Inc.                             91,500        5,314,320
==========================================================================
                                                                13,141,220
==========================================================================

APPAREL RETAIL-1.71%

Aeropostale, Inc.(e)                              175,000        5,129,250
--------------------------------------------------------------------------
AnnTaylor Stores Corp.(e)                          80,000        3,521,600
--------------------------------------------------------------------------
Limited Brands, Inc.                              270,457        7,970,368
==========================================================================
                                                                16,621,218
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.38%

Carter's, Inc.(e)                                 220,000        6,210,600
--------------------------------------------------------------------------
Liz Claiborne, Inc.                                60,000        2,530,200
--------------------------------------------------------------------------
Polo Ralph Lauren Corp.                            65,000        4,615,000
==========================================================================
                                                                13,355,800
==========================================================================

APPLICATION SOFTWARE-3.30%

Amdocs Ltd.(e)                                    363,400       14,085,384
--------------------------------------------------------------------------
BEA Systems, Inc.(e)                              637,778       10,376,648
--------------------------------------------------------------------------
Citrix Systems, Inc.(e)                           255,000        7,530,150
==========================================================================
                                                                31,992,182
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.14%

AllianceBernstein Holding L.P.                    142,500       11,072,250
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.81%

Seagate Technology                                347,479        7,846,076
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.46%

Oshkosh Truck Corp.                               100,000        4,521,000
==========================================================================

AIM Global Aggressive Growth Fund

                                                 SHARES         VALUE
--------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-1.24%

Fiserv, Inc.(e)                                    75,000   $    3,705,000
--------------------------------------------------------------------------
Global Payments Inc.                               75,000        3,278,250
--------------------------------------------------------------------------
VeriFone Holdings, Inc.(e)                        171,606        5,012,611
==========================================================================
                                                                11,995,861
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.28%

Acuity Brands, Inc.                                80,000        3,963,200
--------------------------------------------------------------------------
Cooper Industries, Ltd.-Class A                    95,000        8,497,750
==========================================================================
                                                                12,460,950
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.62%

Amphenol Corp.-Class A                            120,000        8,148,000
--------------------------------------------------------------------------
Mettler-Toledo International Inc.(e)              110,000        7,551,500
==========================================================================
                                                                15,699,500
==========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.70%

Republic Services, Inc.                           165,000        6,766,650
==========================================================================

FOOD RETAIL-0.60%

Safeway Inc.                                      200,000        5,872,000
==========================================================================

GENERAL MERCHANDISE STORES-0.79%

Family Dollar Stores, Inc.                        260,500        7,671,725
==========================================================================

HEALTH CARE DISTRIBUTORS-0.73%

AmerisourceBergen Corp.                           150,000        7,080,000
==========================================================================

HEALTH CARE EQUIPMENT-0.65%

Varian Medical Systems, Inc.(b)(e)                115,000        6,308,900
==========================================================================

HEALTH CARE FACILITIES-1.28%

Manor Care, Inc.                                  135,000        6,478,650
--------------------------------------------------------------------------
VCA Antech, Inc.(e)                               184,093        5,959,090
==========================================================================
                                                                12,437,740
==========================================================================

HEALTH CARE SERVICES-1.07%

DaVita, Inc.(e)                                    97,500        5,423,925
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(e)            72,000        4,931,280
==========================================================================
                                                                10,355,205
==========================================================================

HEALTH CARE SUPPLIES-0.50%

DENTSPLY International Inc.                       155,000        4,848,400
==========================================================================

HEALTH CARE TECHNOLOGY-0.75%

IMS Health Inc.                                   260,000        7,241,000
==========================================================================

HOUSEHOLD PRODUCTS-0.52%

Clorox Co. (The)                                   78,000        5,035,680
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-1.44%

McDermott International, Inc.(e)                  164,273   $    7,343,003
--------------------------------------------------------------------------
Textron Inc.                                       72,500        6,592,425
==========================================================================
                                                                13,935,428
==========================================================================

INVESTMENT BANKING & BROKERAGE-0.78%

Edwards (A.G.), Inc.                              132,500        7,559,125
==========================================================================

MANAGED HEALTH CARE-0.88%

Health Net Inc.(e)                                205,000        8,509,550
==========================================================================

MULTI-LINE INSURANCE-2.03%

Assurant, Inc.                                    225,000       11,848,500
--------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                      232,500        7,825,950
==========================================================================
                                                                19,674,450
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.73%

Cameron International Corp.(e)                    175,000        8,767,500
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(e)                    132,500        8,003,000
==========================================================================
                                                                16,770,500
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.52%

Ambac Financial Group, Inc.                        60,000        5,009,400
==========================================================================

REGIONAL BANKS-0.53%

Cullen/Frost Bankers, Inc.                         95,000        5,145,200
==========================================================================

RESTAURANTS-0.86%

Darden Restaurants, Inc.                          200,492        8,400,615
==========================================================================

SEMICONDUCTORS-1.50%

Freescale Semiconductor Inc.-Class B(e)           250,000        9,832,500
--------------------------------------------------------------------------
Microchip Technology Inc.                         145,000        4,774,850
==========================================================================
                                                                14,607,350
==========================================================================

SPECIALTY STORES-0.96%

Office Depot, Inc.(e)                             160,000        6,718,400
--------------------------------------------------------------------------
OfficeMax Inc.                                     54,000        2,569,320
==========================================================================
                                                                 9,287,720
==========================================================================

SYSTEMS SOFTWARE-0.39%

Sybase, Inc.(e)                                   155,000        3,774,250
==========================================================================
    Total Domestic Common Stocks (Cost
      $273,719,337)                                            324,996,945
==========================================================================

FOREIGN PREFERRED STOCKS-0.69%

BRAZIL-0.69%

Lojas Americanas S.A.-Pfd. (General
  Merchandise Stores) (Cost $2,759,415)           148,300        6,717,301
==========================================================================

AIM Global Aggressive Growth Fund

                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-3.75%

Liquid Assets Portfolio-Institutional
  Class(f)                                     18,202,851   $   18,202,851
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)       18,202,851       18,202,851
==========================================================================
    Total Money Market Funds (Cost
      $36,405,702)                                              36,405,702
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-99.10% (Cost
  $631,835,606)                                                961,570,984
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-5.79%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  28,104,584   $   28,104,584
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                  28,104,585       28,104,585
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $56,209,169)                                        56,209,169
==========================================================================
TOTAL INVESTMENTS-104.89% (Cost $688,044,775)                1,017,780,153
==========================================================================
OTHER ASSETS LESS LIABILITIES-(4.89)%                          (47,462,115)
==========================================================================
NET ASSETS-100.00%                                          $  970,318,038
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2006 was $419,445,067, which represented 43.23% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security was out on loan at October 31, 2006.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2006 was $21,418,714, which represented 2.21% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at October 31, 2006 represented 1.16% of the Fund's Net Assets. See Note 1A.
(e) Non-income producing security.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Aggressive Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

ASSETS:

Investments, at value (cost $595,429,904)*    $  925,165,282
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $92,614,871)                              92,614,871
============================================================
    Total investments (cost $688,044,775)      1,017,780,153
============================================================
Foreign currencies, at value (cost
  $11,637,718)                                    11,506,046
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,220,598
------------------------------------------------------------
  Fund shares sold                                   872,655
------------------------------------------------------------
  Dividends                                        1,413,420
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                92,134
------------------------------------------------------------
Other assets                                          23,508
============================================================
    Total assets                               1,040,908,514
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           11,480,170
------------------------------------------------------------
  Fund shares reacquired                           1,268,325
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 185,453
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        56,209,169
------------------------------------------------------------
Accrued distribution fees                            306,197
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,735
------------------------------------------------------------
Accrued transfer agent fees                          502,725
------------------------------------------------------------
Accrued operating expenses                           636,702
============================================================
    Total liabilities                             70,590,476
============================================================
Net assets applicable to shares outstanding   $  970,318,038
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  510,049,584
------------------------------------------------------------
Undistributed net investment income                1,202,879
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                     129,422,578
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              329,642,997
============================================================
                                              $  970,318,038
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  809,308,907
____________________________________________________________
============================================================
Class B                                       $  132,390,579
____________________________________________________________
============================================================
Class C                                       $   28,618,552
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           32,239,975
____________________________________________________________
============================================================
Class B                                            5,718,971
____________________________________________________________
============================================================
Class C                                            1,235,938
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        25.10
------------------------------------------------------------
  Offering price per share
    (Net asset value of $25.10 divided by
    94.50%)                                   $        26.56
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        23.15
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        23.16
____________________________________________________________
============================================================

* At October 31, 2006, securities with an aggregate value of $55,029,465 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Aggressive Growth Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,131,049)      $ 17,945,763
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $134,004)                         1,522,448
--------------------------------------------------------------------------
Interest                                                            22,685
==========================================================================
    Total investment income                                     19,490,896
==========================================================================

EXPENSES:

Advisory fees                                                    8,521,900
--------------------------------------------------------------------------
Administrative services fees                                       237,782
--------------------------------------------------------------------------
Custodian fees                                                     832,458
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,929,754
--------------------------------------------------------------------------
  Class B                                                        1,484,694
--------------------------------------------------------------------------
  Class C                                                          265,069
--------------------------------------------------------------------------
Transfer agent fees                                              3,111,049
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           37,968
--------------------------------------------------------------------------
Other                                                              392,369
==========================================================================
    Total expenses                                              16,813,043
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (1,282,853)
==========================================================================
    Net expenses                                                15,530,190
==========================================================================
Net investment income                                            3,960,706
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from
    securities sold to affiliates of $(550,375))               129,919,387
--------------------------------------------------------------------------
  Foreign currencies                                              (230,897)
==========================================================================
                                                               129,688,490
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (net of estimated tax on foreign
    investments of $(308,093) -- Note 1J)                       90,731,190
--------------------------------------------------------------------------
  Foreign currencies                                               (49,079)
==========================================================================
                                                                90,682,111
==========================================================================
Net gain from investment securities and foreign currencies     220,370,601
==========================================================================
Net increase in net assets resulting from operations          $224,331,307
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Aggressive Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2006 and 2005

                                                                  2006            2005
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  3,960,706    $  (1,731,446)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                 129,688,490      191,046,523
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                90,682,111      (22,315,039)
===========================================================================================
    Net increase in net assets resulting from operations       224,331,307      167,000,038
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (2,378,111)              --
-------------------------------------------------------------------------------------------
  Class B                                                         (367,177)              --
-------------------------------------------------------------------------------------------
  Class C                                                          (56,652)              --
===========================================================================================
    Total distributions from net investment income              (2,801,940)              --
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (30,928,472)              --
-------------------------------------------------------------------------------------------
  Class B                                                       (7,262,436)              --
-------------------------------------------------------------------------------------------
  Class C                                                       (1,120,528)              --
===========================================================================================
    Total distributions from net realized gains                (39,311,436)              --
===========================================================================================
    Decrease in net assets resulting from distributions        (42,113,376)              --
===========================================================================================
Share transactions-net:
  Class A                                                      (15,873,539)     (10,578,408)
-------------------------------------------------------------------------------------------
  Class B                                                      (48,985,987)    (146,902,790)
-------------------------------------------------------------------------------------------
  Class C                                                        1,302,802       (2,724,516)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (63,556,724)    (160,205,714)
===========================================================================================
    Net increase in net assets                                 118,661,207        6,794,324
===========================================================================================

NET ASSETS:

  Beginning of year                                            851,656,831      844,862,507
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $1,202,879 and $(149,711), respectively)        $970,318,038    $ 851,656,831
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is above-average long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent

AIM Global Aggressive Growth Fund

     source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

AIM Global Aggressive Growth Fund

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.90%
-------------------------------------------------------------------
Over $1 billion                                               0.85%
 __________________________________________________________________
===================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
 __________________________________________________________________
===================================================================

AIM Global Aggressive Growth Fund


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2006, AIM waived advisory fees of $1,182,251.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $3,689.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2006, AIM was paid $237,782.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2006, the Fund paid AIS $3,111,049.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2006, the Class A, Class B and Class C shares paid $1,929,754, $1,484,694 and $265,069, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2006, ADI advised the Fund that it retained $94,493 in front-end sales commissions from the sale of Class A shares and $155, $65,627 and $3,290 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $12,714,164      $130,708,858      $(125,220,171)        $   --         $18,202,851     $  693,500      $   --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                    --        52,969,337        (34,766,486)            --          18,202,851        297,758          --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            12,714,164        91,596,924       (104,311,088)            --                  --        397,186          --
===================================================================================================================================
  Subtotal        $25,428,328      $275,275,119      $(264,297,745)        $   --         $36,405,702     $1,388,444      $   --
===================================================================================================================================

AIM Global Aggressive Growth Fund


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $36,454,453      $161,672,747      $(170,022,616)        $   --         $28,104,584     $   66,816      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            36,454,454       161,649,414       (169,999,283)            --          28,104,585         67,188          --
===================================================================================================================================
  Subtotal        $72,908,907      $323,322,161      $(340,021,899)        $   --         $56,209,169     $  134,004      $   --
===================================================================================================================================
  Total
    Investments
    in
    Affiliates    $98,337,235      $598,597,280      $(604,319,644)        $   --         $92,614,871     $1,522,448      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2006, the Fund engaged in securities sales of $4,725,424, which resulted in net realized gains (losses) of $(550,375), and securities purchases of $3,158,505.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended October 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $96,913.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2006, the Fund paid legal fees of $6,862 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM Global Aggressive Growth Fund

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2006, securities with an aggregate value of $55,029,465 were on loan to brokers. The loans were secured by cash collateral of $56,209,169 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2006, the Fund received dividends on cash collateral investments of $134,004 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended October 31, 2006 and 2005 was as follows:

                                                                 2006         2005
-----------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 2,801,940    $   --
-----------------------------------------------------------------------------------
Long-term capital gain                                         39,311,436        --
===================================================================================
  Total distributions                                         $42,113,376    $   --
___________________________________________________________________________________
===================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 18,914,998
----------------------------------------------------------------------------
Undistributed long-term gain                                     111,779,571
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           329,736,620
----------------------------------------------------------------------------
Temporary book/tax differences                                      (162,735)
----------------------------------------------------------------------------
Shares of beneficial interest                                    510,049,584
============================================================================
  Total net assets                                              $970,318,038
____________________________________________________________________________
============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition of income for tax purposes on certain partnership investments. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(92,381).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation, retirement plan expenses and partnership distribution.

    The Fund does not have a capital loss carryforward as of October 31, 2006.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2006 was $583,614,284 and $695,148,178, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $334,553,518
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (4,724,517)
==============================================================================
Net unrealized appreciation of investment securities             $329,829,001
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $687,951,152.

AIM Global Aggressive Growth Fund

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership investments and passive foreign investment companies, on October 31, 2006, undistributed net investment income was increased by $193,824, undistributed net realized gain was decreased by $165,258 and shares of beneficial interest decreased by $28,566. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently consists of three different classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                        2006(A)                         2005
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,487,493    $  58,384,812     1,806,958    $  34,695,693
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        674,033       14,535,268       702,915       12,661,037
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        296,198        6,421,861       231,761        4,170,979
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,502,663       31,916,560            --               --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        371,106        7,318,215            --               --
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         57,317        1,130,865            --               --
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      1,776,939       41,306,299     5,877,678      113,101,296
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,918,853)     (41,306,299)   (6,287,823)    (113,101,296)
========================================================================================================================
Reacquired:(b)
  Class A                                                     (6,359,614)    (147,481,210)   (8,196,078)    (158,375,397)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,377,064)     (29,533,171)   (2,595,138)     (46,462,531)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (289,576)      (6,249,924)     (381,426)      (6,895,495)
========================================================================================================================
                                                              (2,779,358)   $ (63,556,724)   (8,841,153)   $(160,205,714)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 23% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Amount is net of redemption fees of $9,316, $1,781 and $320 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2006 and $7,020, $1,738 and $237 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

AIM Global Aggressive Growth Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------------
                                                     2006             2005             2004             2003             2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  20.60         $  16.99         $  14.28         $  11.00         $  12.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         0.13(a)         (0.00)(a)        (0.13)(a)        (0.13)           (0.15)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    5.39             3.61             2.84             3.41            (1.43)
=================================================================================================================================
    Total from investment operations                   5.52             3.61             2.71             3.28            (1.58)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                (0.07)              --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               (0.95)              --               --               --               --
=================================================================================================================================
    Total distributions                               (1.02)              --               --               --               --
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                             0.00             0.00             0.00               --               --
=================================================================================================================================
Net asset value, end of period                     $  25.10         $  20.60         $  16.99         $  14.28         $  11.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       27.71%           21.25%           18.98%           29.82%          (12.56)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $809,309         $676,291         $566,573         $465,855         $405,360
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements       1.51%(c)         1.65%            2.02%            2.10%            2.00%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                     1.64%(c)         1.76%            2.03%            2.11%            2.00%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           0.56%(c)        (0.02)%          (0.81)%          (0.97)%          (1.19)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                  64%              67%              68%              64%              73%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $771,901,522.

                                                                                      CLASS B
                                                   ------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------------
                                                     2006           2005             2004             2003               2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  19.18       $  15.93         $  13.45         $  10.42           $  11.97
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.04)(a)      (0.12)(a)        (0.19)(a)        (0.19)             (0.20)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    5.01           3.37             2.67             3.22              (1.35)
=================================================================================================================================
    Total from investment operations                   4.97           3.25             2.48             3.03              (1.55)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                (0.05)            --               --               --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               (0.95)            --               --               --                 --
=================================================================================================================================
    Total distributions                               (1.00)            --               --               --                 --
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                             0.00           0.00             0.00               --                 --
=================================================================================================================================
Net asset value, end of period                     $  23.15       $  19.18         $  15.93         $  13.45           $  10.42
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       26.80%         20.40%           18.44%           29.08%            (12.95)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $132,391       $152,878         $257,230         $374,027           $388,101
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements       2.26%(c)       2.31%            2.52%            2.60%              2.51%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                     2.39%(c)       2.42%            2.53%            2.61%              2.51%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (0.19)%(c)     (0.68)%          (1.31)%          (1.47)%            (1.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                  64%            67%              68%              64%                73%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $148,469,376.

AIM Global Aggressive Growth Fund

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                        2006             2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 19.19         $ 15.93         $ 13.46         $ 10.42         $ 11.98
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.04)(a)       (0.12)(a)       (0.19)(a)       (0.19)          (0.20)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           5.01            3.38            2.66            3.23           (1.36)
=================================================================================================================================
    Total from investment operations                      4.97            3.26            2.47            3.04           (1.56)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.05)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  (0.95)             --              --              --              --
=================================================================================================================================
    Total distributions                                  (1.00)             --              --              --              --
=================================================================================================================================
Redemption fees added to shares of beneficial
  interest                                                0.00            0.00            0.00              --              --
=================================================================================================================================
Net asset value, end of period                         $ 23.16         $ 19.19         $ 15.93         $ 13.46         $ 10.42
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          26.79%          20.47%          18.35%          29.17%         (13.02)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $28,619         $22,488         $21,059         $20,153         $19,099
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements          2.26%(c)        2.31%           2.52%           2.60%           2.51%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements       2.39%(c)        2.42%           2.53%           2.61%           2.51%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (0.19)%(c)      (0.68)%         (1.31)%         (1.47)%         (1.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     64%             67%             68%             64%             73%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $26,506,872.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

AIM Global Aggressive Growth Fund

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions (all the claims in this category of lawsuits were dismissed with prejudice by the court on September 29, 2006, except for the Section 36(b) claim which was dismissed with leave to amend to plead it properly as a derivative claim).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Global Aggressive Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Global Aggressive Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Aggressive Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 20, 2006
Houston, Texas

AIM Global Aggressive Growth Fund

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2006, 6.48% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $39,311,436 for the Fund's tax year ended October 31, 2006.

  For its tax year ended October 31, 2006, the Fund designates 72.09%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

For its tax year ended October 31, 2006, the Fund designates 3.40%, or the maximum amount allowable, of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.

  The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January, 31, 2006, April 30, 2006, July 31, 2006, October 31, 2006 are 68.78%, 64.89%, 67.48% and 62.71%, respectively.

AIM Global Aggressive Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(1) -- 1946      1991           Director and Chairman, A I M Management    None
  Trustee and Vice Chair                          Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954      2006           Director, Chief Executive Officer and      None
  Trustee, President and                          President, A I M Management Group Inc.,
  Principal                                       AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                               broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944        1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
  Trustee and Chair                               (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936             2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939          2001           Retired                                    Badgley Funds, Inc. (registered
  Trustee                                                                                    investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942           2003           Founder, Green, Manning & Bunch Ltd.,      None
  Trustee                                         (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941         2000           Director of a number of public and         None
  Trustee                                         private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952           1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
  Trustee                                         Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1991           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
  Trustee                                         Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950       1998           Formerly: Chief Executive Officer, YWCA    None
  Trustee                                         of the USA
-------------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942         1991           Partner, law firm of Pennock & Cooper      None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935          2001           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942               2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944     2005           Retired                                    Director, Mainstay VP Series
  Trustee                                         Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Global Aggressive Growth Fund



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958          2005           Senior Vice President and Senior Officer  N/A
  Senior Vice President and                       of The AIM Family of Funds--Registered
  Senior Officer                                  Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962             2006           Director, Senior Vice President,          N/A
  Senior Vice President, Chief                    Secretary and General Counsel, A I M
  Legal Officer and Secretary                     Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director, INVESCO
                                                  Funds Group Inc.; Senior Vice President,
                                                  Chief Legal Officer and Secretary of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--; and Manager, Powershares
                                                  Capital Management LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959         2004           Global Compliance Director, AMVESCAP      N/A
  Vice President                                  PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956          2003           Senior Vice President and General
  Vice President                                  Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961        2004           Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                       Advisors, Inc.; and Vice President,
  Financial Officer and                           Treasurer and Principal Officer of The
  Treasurer                                       AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

  J. Philip Ferguson -- 1945       2005           Senior Vice President and Chief           N/A
  Vice President                                  Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960        2004           Director of Cash Management, Managing     N/A
  Vice President                                  Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967          2005           Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                           Officer, A I M Advisors, Inc., A I M
  Compliance Officer                              Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958         2006           Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                        Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                          [eDELIVERY
                         GO PAPERLESS
                AIMinvestments.com/eDELIVERY
                           GRAPHIC]


REGISTER FOR eDELIVERY

eDelivery is the process of receiving your fund and account            If used after January 20, 2007, this report must be
information via e-mail. Once your quarterly statements, tax            accompanied by a Fund Performance & Commentary or by an AIM
forms, fund reports, and prospectuses are available, we will           Quarterly Performance Review for the most recent quarter-end.
send you an e-mail notification containing links to these
documents. For security purposes, you will need to log in to           Mutual funds distributed by A I M Distributors, Inc.
your account to view your statements and tax forms.
                                                                       A I M Management Group Inc. has provided leadership in the
WHY SIGN UP?                                                           investment management industry since 1976. AIM Investment
                                                                       Services, Inc. is the transfer agent for the products and
Register for eDelivery to:                                             services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent
o   reduce the amount of paper you receive.                            financial services companies with $450 billion in assets
                                                                       under management as of October 31, 2006.
o   gain access to your documents faster by not waiting for
    the mail.

o   view your documents online anytime at your convenience.

o   save the documents to your personal computer or print              CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND
    them out for your records.                                         EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM
                                                                       FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND
HOW DO I SIGN UP?                                                      READ IT CAREFULLY BEFORE INVESTING.

It's easy. Just follow these simple steps:

1.  Log in to your account.

2.  Click on the "Service Center" tab.

3. Select "Register for eDelivery" and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.          AIMinvestments.com        GLA-AR-1   A I M Distributors, Inc.

                                [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately    Offshore    Cash
Funds     Products                   Savings    Managed       Products    Management         [AIM INVESTMENTS LOGO APPEARS HERE]
                                     Plans      Accounts                                           --Registered Trademark--
------------------------------------------------------------------------------------

INTERNATIONAL/                                                        AIM GLOBAL
GLOBAL EQUITY                                                        GROWTH FUND

                                 Annual Report to Shareholders o October 31,2006

International/Global Growth




Table of Contents

Supplemental Information .........    2
Letters to Shareholders ..........    3
Performance Summary ..............    5
Management Discussion ............    5
Fund Expenses ....................    7
Long-term Fund Performance .......    8
Approval of Advisory Agreement ...   10
Schedule of Investments ..........  F-1
Financial Statements .............  F-4
Notes to Financial Statements ....  F-7
Financial Highlights ............. F-14
Auditor's Report ................. F-17      [COVER GLOBE IMAGE]
Tax Disclosures .................. F-18
Trustees and Officers ............ F-19



[AIM INVESTMENT SOLUTIONS]


[GRAPHIC]     [GRAPHIC]       [GRAPHIC]

[DOMESTIC  [INTERNATIONAL/     [SECTOR
 EQUITY]    GLOBAL EQUITY]     EQUITY]



[GRAPHIC]     [GRAPHIC]       [GRAPHIC]

 [FIXED      [ALLOCATION     [DIVERSIFIED
 INCOME]      SOLUTIONS]      PORTFOLIOS]


[AIM INVESTMENTS LOGO APPEARS HERE]
    --Registered Trademark--

AIM Global Growth Fund

AIM GLOBAL GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.


o Unless otherwise stated, information presented in this report is as of October 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES                          higher price/earnings ratios and higher      The Fund provides a complete list of its
                                             forecasted growth values.                    holdings four times in each fiscal year,
o Class B shares are not available as an                                                  at the quarter-ends. For the second and
investment for retirement plans              o The unmanaged LIPPER GLOBAL LARGE-CAP      fourth quarters, the lists appear in the
maintained pursuant to Section 401 of        GROWTH FUNDS INDEX represents an average     Fund's semiannual and annual reports to
the Internal Revenue Code, including         of the performance of the 10 largest         shareholders. For the first and third
401(k) plans, money purchase pension         global large-capitalization growth           quarters, the Fund files the lists with
plans and profit sharing plans. Plans        equity funds tracked by Lipper Inc., an      the Securities and Exchange Commission
that had existing accounts invested in       independent mutual fund performance          (SEC) on Form N-Q. The most recent list
Class B shares prior to September 30,        monitor.                                     of portfolio holdings is available at
2003, will continue to be allowed to                                                      AIMinvestments.com. From our home page,
make additional purchases.                   o The Fund is not managed to track the       click on Products & Performance, then
                                             performance of any particular index,         Mutual Funds, then Fund Overview. Select
PRINCIPAL RISKS OF INVESTING IN              including the indexes defined here, and      your Fund from the drop-down menu and
THE FUND                                     consequently, the performance of the         click on Complete Quarterly Holdings.
                                             Fund may deviate significantly from the      Shareholders can also look up the Fund's
o Foreign securities have additional         performance of the indexes.                  Forms N-Q on the SEC Web site at
risks, including exchange rate changes,                                                   sec.gov. Copies of the Fund's Forms N-Q
political and economic upheaval, the         o A direct investment cannot be made in      may be reviewed and copied at the SEC
relative lack of information about these     an index. Unless otherwise indicated,        Public Reference Room in Washington,
companies, relatively low market             index results include reinvested             D.C. You can obtain information on the
liquidity and the potential lack of          dividends, and they do not reflect sales     operation of the Public Reference Room,
strict financial and accounting controls     charges. Performance of an index of          including information about duplicating
and standards.                               funds reflects fund expenses;                fee charges, by calling 202-942-8090 or
                                             performance of a market index does not.      800-732-0330, or by electronic request
o Investing in emerging markets involves                                                  at the following e-mail address:
greater risks than investing in more         OTHER INFORMATION                            publicinfo@sec.gov. The SEC file numbers
established markets. Risks for emerging                                                   for the Fund are 811-06463 and
markets include risks relating to the        o Industry classifications used in this      033-44611.
relatively smaller size and lesser           report are generally according to the
liquidity of these markets, high             Global Industry Classification Standard,     A description of the policies and
inflation rates, adverse political           which was developed by and is the            procedures that the Fund uses to
developments and lack of timely              exclusive property and a service mark of     determine how to vote proxies relating
information.                                 Morgan Stanley Capital International         to portfolio securities is available
                                             Inc. and Standard & Poor's.                  without charge, upon request, from our
o Prices of equity securities change in                                                   Client Services department at
response to many factors including the       o The returns shown in management's          800-959-4246 or on the AIM Web site,
historical and prospective earnings of       discussion of Fund performance are based     AIMinvestments.com. On the home page,
the issuer, the value of its assets,         on net asset values calculated for           scroll down and click on AIM Funds Proxy
general economic conditions, interest        shareholder transactions. Generally          Policy. The information is also
rates, investor perceptions and market       accepted accounting principles require       available on the SEC Web site, sec.gov.
liquidity.                                   adjustments to be made to the net assets
                                             of the Fund at period end for financial      Information regarding how the Fund voted
ABOUT INDEXES USED IN THIS REPORT            reporting purposes, and as such, the net     proxies related to its portfolio
                                             asset values for shareholder                 securities during the 12 months ended
o The unmanaged MSCI WORLD INDEX is a        transactions and the returns based on        June 30, 2006, is available at our Web
group of global securities tracked by        those net asset values may differ from       site. Go to AIMinvestments.com, access
Morgan Stanley Capital International.        the net asset values and returns             the About Us tab, click on Required
                                             reported in the Financial Highlights.        Notices and then click on Proxy Voting
                                                                                          Activity. Next, select the Fund from the
o The unmanaged MSCI WORLD GROWTH INDEX                                                   drop-down menu. The information is also
is a subset of the MSCI WORLD INDEX, a                                                    available on the SEC Web site, sec.gov.
group of global securities tracked by
Morgan Stanley Capital International;
the Growth subset measures performance
of companies with







                                                                                          ==========================================

                                                                                          FUND NASDAQ SYMBOLS

======================================================================================    Class A Shares                       AGGAX
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                 Class B Shares                       AGGBX
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND         Class C Shares                       AGGCX
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
======================================================================================    ==========================================
NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

AIMinvestments.com

AIM Global Growth Fund


                    Dear Shareholders of The AIM Family of
                    Funds--Registered Trademark--:

                    We're pleased to provide you with this report, which includes a discussion of how your Fund was managed during the review period ended October 31, 2006, and what factors affected its performance.

                       As we approach the end of 2006, it seems likely that many
    [TAYLOR         investors may see the value of their investments increase
     PHOTO]         this year. Global equity markets, collectively, recorded
                    double-digit gains for the year ended October 31, 2006, as did the U.S. stock market. Also, the investment grade bond market in the United States rose for the same period.

                       While stock and bond markets generally enjoyed positive
   Philip Taylor    year-to-date returns, their performance was affected by
                    short-term economic and geopolitical events. For example, the U.S. stock market was weak in the second quarter of 2006 when it appeared that inflation might be rising. Only after the U.S. Federal Reserve Board decided in August that inflation was contained and that short-term interest rates need not be increased--the first time it kept rates unchanged in more than two years--did equities truly surge.

                       Short-term market fluctuations are a fact of life for all
                    investors. At AIM Investments--Registered Trademark--, we believe that investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments can help by offering a broad product line that gives your financial advisor the necessary tools to build a portfolio that's right for you regardless of market conditions. AIM Investments offers a comprehensive range of retail mutual funds, including domestic, global and international equity funds, taxable and tax-exempt fixed-income funds, and a variety of allocation portfolios--with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

                       We've changed the look of our annual reports to reflect
                    that belief. In our marketing and now our shareholder literature, we represent a fully diversified portfolio graphically as an allocation pie chart and assign each asset class a color--green for domestic equity, blue for international, orange for sector and purple for fixed income. A legend in the left column illustrates the methodology. Your report cover now shows your Fund's asset class color, plus the asset class and sub-asset class name are shown in the upper-left corner. The reason for these changes is to help you better understand where your Fund fits into your overall portfolio.

                       AIM has a variety of investment solutions, and knowing
                    which ones are right for your portfolio is complex. That's why we also believe in the value of a trusted financial advisor who will work with you to create an investment plan you can stick with for the long term. Your financial advisor can help allocate your portfolio appropriately and review your investments regularly to help ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that's based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

                    OUR COMMITMENT TO YOU

                    In the short term, the one sure thing about markets is their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building enduring solutions to help you achieve your investment goals, and we're pleased you've placed your trust in us.

                       Information about investing, the markets and your Fund is
                    always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.

                    Sincerely,

                    /s/ PHILIP TAYLOR

                    Philip Taylor
                    President -- AIM Funds
                    CEO, AIM Investments

                    December 14, 2006


                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM Global Growth Fund

                    Dear Fellow AIM Fund Shareholders:

                    At our meeting at the end of June, your Board completed its comprehensive review* of each fund's advisory agreement with A I M Advisors, Inc. (AIM) to make certain your interests are being served in terms of fees, performance and operations.

   [CROCKETT        Looking ahead, your Board finds many reasons to be
    PHOTO           positive about AIM's management and strategic direction.
                    Most importantly, AIM's investment management discipline has paid off in terms of improved overall performance. We are also pleased with AIM's efforts to seek more cost-effective ways of delivering superior service.

                       In addition, AIM is realizing the benefits of belonging
Bruce L. Crockett   to a leading independent global investment management
                    organization in its parent company, AMVESCAP PLC, which is dedicated to helping people worldwide build their financial security. AMVESCAP managed approximately $450 billion globally as of October 31, 2006, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they may serve you through our goal of enhancing performance and reducing costs.

                       The seven new AIM funds--which include Asian funds,
                    structured U.S. equity funds and specialized bond funds--are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM's Web site.

                       Your Board is very pleased with the overall direction and
                    progress of the AIM Funds. We're working closely and effectively with AIM's management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board

                    December 14, 2006



                    *To learn more about all the factors we considered before
                     approving each fund's advisory agreement, go to the "Products & Performance" tab at the AIM Web site (AIMinvestments.com) and click on "Investment Advisory Agreement Renewals." The approval of advisory agreement information for your Fund is also included in this annual report on pages 10-11.

AIM Global Growth Fund

MANAGEMENT'S DISCUSSION                                                                   using a "bottom-up" investment approach.
OF FUND PERFORMANCE                                                                       We construct the Fund primarily on a
                                                                                          stock-by-stock basis focusing on the
======================================================================================    strengths of individual companies rather
                                                                                          than sectors, countries or market-cap
PERFORMANCE SUMMARY                                                                       trends.

Global equity markets rallied strongly over the fiscal year ended October 31,                We believe disciplined sell decisions
2006, fueled by improving economic growth prospects in Europe and Asia. U.S.              are key to successful investing. We
equity markets outperformed international markets toward the end of the fiscal            consider selling a stock when:
year, however international equities continued to outperform over the 12-month
period.                                                                                   o A company's fundamentals deteriorate,
                                                                                          or it posts disappointing earnings.
   We are pleased to provide shareholders with double-digit Fund performance.
Class A shares of AIM Global Growth Fund, excluding applicable sales charges,             o A stock's price seems overvalued.
performed inline with its broad market index and outperformed its style-specific
index. We attribute our comparative success to strong stock selection across the          o A more attractive opportunity becomes
consumer staples, consumer discretionary, industrials and financials sectors and          available.
our large weighting to outperforming European markets (compared to the
style-specific index).                                                                    MARKET CONDITIONS AND YOUR FUND

   Your Fund's long-term performance appears on pages 8 and 9.                            Markets continued to rally in Europe as
                                                                                          positive economic data and strong
FUND VS. INDEXES                                                                          company earnings continued to bolster
                                                                                          investor confidence. Asian stock markets
Total returns, 10/31/05-10/31/06, excluding applicable sales charges. If sales            also performed strongly during the
charges were included, returns would be lower.                                            period. Inflationary pressures across
                                                                                          the region showed signs of weakening and
Class A Shares                                                            21.39%          a general perception that the United
                                                                                          States can coordinate a "soft landing"
Class B Shares                                                            20.54           for its economy provided a positive
                                                                                          backdrop for Asian equities. Despite the
Class C Shares                                                            20.52           general rally in global stock markets,
                                                                                          Japanese shares have remained lackluster
MSCI World Index (Broad Market)                                           21.32           in comparison. Fears of an economic
                                                                                          slowdown in the U.S. along with weaker
MSCI World Growth Index (Style-Specific Index)                            15.59           economic data at home provided somewhat
                                                                                          of a headwind for Japanese equities.
Lipper Global Large-Cap Growth Funds Index                                19.18           Emerging markets experienced a volatile
                                                                                          12-month period during which stocks hit
                                                                                          record highs in many countries before
SOURCE: LIPPER INC.                                                                       correcting sharply lower from early May
                                                                                          onward. A combination of higher global
======================================================================================    interest rates and rising levels of risk
                                                                                          aversion accentu-
HOW WE INVEST                                focuses primarily on identifying quality
                                             companies that have experienced, or                                       (continued)
When selecting stocks for your Fund, we      exhibit the potential for, accelerated
employ a disciplined investment strategy     or above average earnings growth but
that emphasizes fundamental research,        whose prices do not fully reflect these
supported by both quantitative analysis      attributes.
and portfolio construction techniques.
Our "EQV" (Earnings, Quality, and               While research responsibilities
Valuation) strategy                          within the portfolio management team are
                                             focused by region, we select investments
                                             for the Fund by

==========================================   ==========================================   ==========================================

   PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*

By sector                                    1. United States                   25.7%      1. BNP Paribas (France)             2.6%

              [PIE CHART]                    2. France                           11.4      2. Vinci S.A. (France)              2.5

Consumer Discretionary             11.0%     3. Switzerland                       9.9      3. Syngenta A.G. (Switzerland)      2.4

Industrials                         8.9%     4. Germany                           7.6      4. UBS A.G. (Switzerland)           2.0

Energy                              8.4%     5. Japan                             6.8      5. Roche Holding A.G.
                                                                                              (Switzerland)                    1.9
Materials                           5.9%
                                             Total Net Assets         $425.16 million      6. Total S.A. (France)              1.9
Telecommunication Services          0.5%
                                             Total Number of                               7. Eni S.p.A. (Italy)               1.8
Money Market Funds Plus                      Holdings*                             94
Other Assets Less                                                                          8. InBev N.V. (Belgium)             1.7
Liabilities                         4.4%
                                                                                           9. Anglo Irish Bank Corp.
Financials                         23.2%                                                      PLC (Ireland)                    1.7

Information Technology             13.4%                                                  10. Imperial Tobacco Group PLC
                                                                                              (United Kingdom)                 1.7
Consumer Staples                   12.6%

Health Care                        11.7%


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM Global Growth Fund

ated the sell-off of illiquid emerging       tionary and industrial sectors, combined                         Barrett K. Sides
market securities. However, most of          with an overweight exposure to the                  [SIDES       Senior portfolio
these markets bounced back from July         financial services sector relative to               PHOTOS]      manager, is lead
onward ending the fiscal year with           the style-specific index, helped the                             manager of AIM
strong positive overall returns.             Fund outperform. One of the Fund's                               Global Growth Fund
                                             largest U.S. positions, GOLDMAN SACHS--a                         with respect to the
   Fund performance was broad-based for      premier Wall Street investment                                   Fund's investments
the fiscal year, with the Fund               firm--delivered better than average          in Asia Pacific and Latin America. He
outperforming its style-specific index       revenues, margins and returns through        joined AIM in 1990. Mr. Sides graduated
across Europe, Asia and Latin America.       their diversified business lines. We         with a B.S. in economics from Bucknell
As previously noted, our investment          have owned Goldman Sachs for quite some      University. He also earned a master's in
process primarily focuses on bottom-up       time given its high quality earnings and     international business from the
stock selection as opposed to "top-down"     attractive valuation. In contrast,           University of St. Thomas.
allocation decisions. It was our stock       select holdings in the health care
selection process and not macroeconomic      sector detracted over the fiscal year.                           Kirk L. Anderson
bets that again drove strong absolute        The Fund's underperformance in this               [ANDERSON      Portfolio manager,
and relative performance for the fiscal      sector was primarily due to two                     PHOTO]       is lead manager of
year. Key contributors to relative           holdings: ALCON and AETNA. Investors                             AIM Global Growth
outperformance came from holdings in         appeared to rotate out of last year's                            Fund with respect to
France and Germany, markets most U.S.        strong performers in U.S. health care to                         the domestic portion
investors may view as offering subdued       invest in other opportunities,                                   of the Fund's
growth opportunities. The reality is         particularly information technology          portfolio. He joined AIM in 1994.
quite the contrary. In applying our          stocks. We sold these positions over the     Mr. Anderson earned a B.A. in political
disciplined EQV investment process, we       fiscal year.                                 science from Texas A&M University. He also
were able to find several strong                                                          earned an M.S. in finance from the
performing quality stocks in both the        IN CLOSING                                   University of Houston.
German and French equity markets.
                                             As previously noted, international                               Matthew W. Dennis
   Leading contributors to Fund              markets have experienced strong                   [DENNIS        Chartered Financial
performance included BNP PARIBAS             double-digit returns over the past few             PHOTO]        Analyst, portfolio
(France/financials), VINCI                   years. It would be imprudent for us to                           manager, is lead
(France/industrials) and MAN AG              suggest that such a level of performance                         manager of AIM
(Germany/industrials). SYNGENTA, the         is sustainable over the long term. We                            Global Growth Fund
world's second largest maker of              believe our bottom- up investment                                with respect to the
agricultural chemicals, performed well       process should allow us to build a           Fund's investments in Europe and Canada.
due to continued strong earnings growth      diversified portfolio of world-class         He has been in the investment business
and an attractive valuation. Strong          companies from around the globe.             since 1994. Mr. Dennis earned a B.A. in
growth from its agrichemical products        Regardless of macroeconomic trends, the      economics from The University of Texas
portfolio, supported by new product          Fund strives to maintain a disciplined       at Austin. He also earned an M.S. in
launches and cost cutting, keep us           strategy of selecting attractive             finance from Texas A&M University.
optimistic about the stock.                  investment opportunities based on its
                                             "EQV" investment strategy. As always, we                         Clas G. Olsson
   Our underweight exposure to U.S.          thank you for your continued                      [OLSSON        Senior portfolio
stocks and overweight exposure to            participation in AIM Global Growth Fund.           PHOTO]        manager and head of
European stocks relative to the                                                                               AIM's International
style-specific index also helped             THE VIEWS AND OPINIONS EXPRESSED IN                              Investment
performance. Our rationale for this          MANAGEMENT'S DISCUSSION OF FUND                                  Management Unit, is
regional allocation was based on results     PERFORMANCE ARE THOSE OF A I M ADVISORS,                         manager of AIM
of our bottom-up fundamental research        INC. THESE VIEWS AND OPINIONS ARE                                Global Growth Fund.
that has led us to find more attractive      SUBJECT TO CHANGE AT ANY TIME BASED ON       He joined AIM in 1994. Mr. Olsson became
valuation and growth opportunities in        FACTORS SUCH AS MARKET AND ECONOMIC          a commissioned naval officer at the
Europe. In contrast, select holdings in      CONDITIONS. THESE VIEWS AND OPINIONS MAY     Royal Swedish Naval Academy in 1988.
South Africa and Korea and a lack of         NOT BE RELIED UPON AS INVESTMENT ADVICE      He earned a B.B.A. from The University of
exposure to certain index performers in      OR RECOMMENDATIONS, OR AS AN OFFER FOR A     Texas at Austin.
Italy negatively impacted relative           PARTICULAR SECURITY. THE INFORMATION IS
return.                                      NOT A COMPLETE ANALYSIS OF EVERY ASPECT      Assisted by the Asia Pacific/Latin
                                             OF ANY MARKET, COUNTRY, INDUSTRY,            America Team, Europe/Canada Team and
   Foreign exchange was another positive     SECURITY OR THE FUND. STATEMENTS OF FACT     Large/Multi-Cap Growth Team
contributor to performance, with our         ARE FROM SOURCES CONSIDERED RELIABLE,
exposure to the euro greatly                 BUT A I M ADVISORS, INC. MAKES NO
contributing to overall return. Because      REPRESENTATION OR WARRANTY AS TO THEIR
we do not typically hedge currencies--       COMPLETENESS OR ACCURACY. ALTHOUGH
we buy stocks in their local currency        HISTORICAL PERFORMANCE IS NO GUARANTEE
and then translate that value back into      OF FUTURE RESULTS, THESE INSIGHTS MAY
dollars--foreign currency appreciation       HELP YOU UNDERSTAND OUR INVESTMENT
provided a boost to Fund performance.        MANAGEMENT PHILOSOPHY.
                                                                                          FOR A PRESENTATION OF YOUR FUND'S
   From a sector perspective, strong            See important Fund and index              LONG-TERM PERFORMANCE, PLEASE SEE PAGES
stock selection in the consumer staples,     disclosures on the inside front cover.       8 AND 9.
consumer discre-

AIM Global Growth Fund


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      mate the expenses that you paid over the        The hypothetical account values and
                                             period. Simply divide your account value     expenses may not be used to estimate the
As a shareholder of the Fund, you incur      by $1,000 (for example, an $8,600            actual ending account balance or
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),      expenses you paid for the period. You
costs, which may include sales charges       then multiply the result by the number       may use this information to compare the
(loads) on purchase payments or              in the table under the heading entitled      ongoing costs of investing in the Fund
contingent deferred sales charges on         "Actual Expenses Paid During Period" to      and other funds. To do so, compare this
redemptions; and redemption fees, if         estimate the expenses you paid on your       5% hypothetical example with the 5%
any; and (2) ongoing costs, including        account during this period.                  hypothetical examples that appear in the
management fees; distribution and/or                                                      shareholder reports of the other funds.
service (12b-1) fees; and other Fund         HYPOTHETICAL EXAMPLE FOR
expenses. This example is intended to        COMPARISON PURPOSES                             Please note that the expenses shown
help you understand your ongoing costs                                                    in the table are meant to highlight your
(in dollars) of investing in the Fund        The table below also provides                ongoing costs only and do not reflect
and to compare these costs with ongoing      information about hypothetical account       any transaction costs, such as sales
costs of investing in other mutual           values and hypothetical expenses based       charges (loads) on purchase payments,
funds. The example is based on an            on the Fund's actual expense ratio and       contingent deferred sales charges on
investment of $1,000 invested at the         an assumed rate of return of 5% per year     redemptions, and redemption fees, if
beginning of the period and held for the     before expenses, which is not the Fund's     any. Therefore, the hypothetical
entire period May 1, 2006, through           actual return. The Fund's actual             information is useful in comparing
October 31, 2006.                            cumulative total returns at net asset        ongoing costs only, and will not help
                                             value after expenses for the six months      you determine the relative total costs
ACTUAL EXPENSES                              ended October 31, 2006, appear in the        of owning different funds. In addition,
                                             table "Cumulative Total Returns" on page     if these transaction costs were
The table below provides information         9.                                           included, your costs would have been
about actual account values and actual                                                    higher.
expenses. You may use the information in
this table, together with the amount you
invested, to esti-

====================================================================================================================================

                                                                                      HYPOTHETICAL
                                                  ACTUAL                    (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING             ENDING               EXPENSES          ENDING             EXPENSES          ANNUALIZED
SHARE           ACCOUNT VALUE        ACCOUNT VALUE          PAID DURING     ACCOUNT VALUE        PAID DURING         EXPENSE
CLASS              (5/1/06)          (10/31/06)(1)           PERIOD(2)        (10/31/06)          PERIOD(2)           RATIO
  A               $1,000.00            $1,025.00              $ 8.12          $1,017.19            $ 8.08              1.59%
  B                1,000.00             1,021.30               11.92           1,013.41             11.88              2.34
  C                1,000.00             1,021.30               11.92           1,013.41             11.88              2.34


(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2006, through October 31,
    2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM Global Growth Fund

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Index data from 8/31/94, Fund data from 9/15/94


=======================================================================================================================

                                                          [MOUNTAIN CHART]


  DATE         AIM GLOBAL GROWTH FUND      AIM GLOBAL GROWTH FUND        MSCI WORLD        MSCI WORLD GROWTH
                  -CLASS A SHARES             -CLASS B SHARES              INDEX                 INDEX

8/31/94                                                                   $10000               $10000
   9/94                $9289                      $9830                     9735                 9770
  10/94                 9667                      10220                    10010                10004
  11/94                 9261                       9790                     9573                 9605
  12/94                 9227                       9750                     9664                 9749
   1/95                 8991                       9490                     9516                 9600
   2/95                 9332                       9849                     9653                 9747
   3/95                 9710                      10239                    10116                10222
   4/95                10013                      10549                    10466                10601
   5/95                10287                      10840                    10553                10685
   6/95                10750                      11330                    10548                10698
   7/95                11487                      12109                    11073                11222
   8/95                11384                      11989                    10824                10906
   9/95                11658                      12270                    11137                11288
  10/95                11649                      12260                    10959                11165
  11/95                11876                      12490                    11337                11520
  12/95                12005                      12616                    11666                11782
   1/96                12217                      12840                    11875                11991
   2/96                12477                      13104                    11945                12077
   3/96                12698                      13339                    12141                12253
   4/96                13141                      13796                    12424                12508
   5/96                13391                      14050                    12432                12581
   6/96                13429                      14081                    12493                12667
   7/96                12746                      13359                    12049                12195
   8/96                13093                      13715                    12185                12296
   9/96                13612                      14254                    12659                12856
  10/96                13660                      14296                    12745                12894
  11/96                14353                      15018                    13457                13547
  12/96                14391                      15048                    13239                13281
   1/97                14681                      15343                    13396                13466
   2/97                14691                      15343                    13547                13615
   3/97                14325                      14967                    13277                13296
   4/97                14517                      15149                    13708                13906
   5/97                15459                      16127                    14552                14717
   6/97                16190                      16880                    15275                15528
   7/97                17191                      17918                    15976                16245
   8/97                16094                      16767                    14905                15036
   9/97                17287                      18008                    15712                15901
  10/97                16016                      16676                    14883                14884
  11/97                16199                      16859                    15144                15261
  12/97                16383                      17044                    15326                15400
   1/98                16580                      17232                    15750                16002
   2/98                17834                      18538                    16813                17131
   3/98                18772                      19498                    17520                17722
   4/98                19029                      19760                    17689                17824
   5/98                18939                      19655                    17465                17624
   6/98                19284                      19999                    17876                18377
   7/98                19531                      20249                    17845                18345
   8/98                16640                      17242                    15463                16195
   9/98                16897                      17502                    15734                16556
  10/98                17686                      18306                    17153                17994
  11/98                18694                      19340                    18171                19152
  12/98                20002                      20682                    19055                20549
   1/99                20804                      21509                    19470                21271
   2/99                20003                      20673                    18949                20423
   3/99                20663                      21338                    19735                21175
   4/99                20907                      21575                    20511                21137
   5/99                20178                      20814                    19758                20398
   6/99                21538                      22210                    20677                21649
   7/99                21589                      22252                    20612                21407
   8/99                21620                      22275                    20573                21668
   9/99                22056                      22716                    20371                21702
  10/99                23781                      24476                    21427                23121
  11/99                26216                      26968                    22027                24474
  12/99                30450                      31310                    23807                27273
   1/00                28848                      29657                    22441                25562
   2/00                31774                      32646                    22499                26448
   3/00                31624                      32476                    24051                28022
   4/00                29126                      29894                    23031                26140
   5/00                27140                      27847                    22445                24588
   6/00                29276                      30019                    23198                26089
   7/00                28400                      29100                    22543                24775
   8/00                30814                      31568                    23273                25652
   9/00                28540                      29225                    22033                23378
  10/00                26511                      27142                    21661                22395
  11/00                22614                      23135                    20343                20666
  12/00                23706                      24237                    20670                20275
   1/01                23417                      23931                    21068                20887
   2/01                19459                      19882                    19285                18221
   3/01                17566                      17944                    18015                16745
   4/01                18882                      19282                    19343                18095
   5/01                18689                      19078                    19091                17730
   6/01                18315                      18692                    18490                17110
   7/01                17845                      18193                    18243                16856
   8/01                17042                      17366                    17364                15816
   9/01                15063                      15358                    15832                14501
  10/01                15598                      15880                    16134                15118
  11/01                16379                      16674                    17086                16266
  12/01                16582                      16868                    17192                16345
   1/02                16111                      16380                    16670                15811
   2/02                15929                      16198                    16523                15853
   3/02                16700                      16970                    17284                16244
   4/02                16380                      16628                    16664                15548
   5/02                16219                      16470                    16692                15464
   6/02                15567                      15802                    15677                14570
   7/02                14133                      14339                    14354                13542
   8/02                14070                      14271                    14378                13538
   9/02                12808                      12978                    12795                12194
  10/02                13545                      13727                    13738                13142
  11/02                13803                      13977                    14477                13619
  12/02                13289                      13455                    13773                13093
   1/03                12893                      13046                    13354                12620
   2/03                12776                      12921                    13120                12484
   3/03                12786                      12921                    13077                12591
   4/03                13524                      13669                    14235                13489
   5/03                14306                      14453                    15046                14044
   6/03                14542                      14691                    15304                14241
   7/03                14702                      14838                    15613                14516
   8/03                14927                      15065                    15949                14807
   9/03                15034                      15167                    16045                14891
  10/03                15954                      16087                    16995                15777
  11/03                16243                      16370                    17252                16000
  12/03                16863                      16982                    18333                16769
   1/04                17120                      17243                    18627                17112
   2/04                17387                      17504                    18939                17320
   3/04                17387                      17493                    18814                17146
   4/04                17130                      17220                    18428                16804
   5/04                17344                      17436                    18582                16970
   6/04                17644                      17730                    18978                17200
   7/04                16851                      16925                    18358                16376
   8/04                16841                      16903                    18439                16324
   9/04                17409                      17471                    18788                16652
  10/04                17827                      17880                    19248                17060
  11/04                18864                      18924                    20259                17922
  12/04                19496                      19549                    21032                18597
   1/05                19079                      19117                    20558                18096
   2/05                19764                      19786                    21210                18557
   3/05                19347                      19366                    20800                18202
   4/05                18759                      18754                    20345                17802
   5/05                19036                      19026                    20706                18264
   6/05                19432                      19413                    20885                18349
   7/05                20223                      20195                    21615                19110
   8/05                20458                      20411                    21778                19280
   9/05                20812                      20752                    22344                19706
  10/05                20352                      20275                    21801                19287
  11/05                20983                      20899                    22528                19913
  12/05                21765                      21660                    23027                20347
   1/06                23047                      22931                    24055                21285
   2/06                22854                      22727                    24019                21067
   3/06                23478                      23329                    24548                21591
   4/06                24102                      23931                    25293                22091
   5/06                23015                      22842                    24429                21240
   6/06                23004                      22820                    24422                21205
   7/06                23112                      22911                    24574                21033
   8/06                23844                      23614                    25212                21592
   9/06                24059                      23820                    25513                21782
  10/06                24695                      25029                    26449                22558
=======================================================================================================================
                                                                                                    SOURCE: LIPPER INC.


Past performance cannot guarantee            or sale of Fund shares. Performance of
comparable future results.                   the indexes does not reflect the effects
                                             of taxes.
   The data shown in the chart include
reinvested distributions, applicable            This chart, which is a logarithmic
sales charges, Fund expenses and             chart, presents the fluctuations in the
management fees. Results for Class B         value of the Fund and its indexes. We
shares are calculated as if a                believe that a logarithmic chart is more
hypothetical shareholder had liquidated      effective than other types of charts in
his entire investment in the Fund at the     illustrating changes in value during the
close of the reporting period and paid       early years shown in the chart. The
the applicable contingent deferred sales     vertical axis, the one that indicates
charges. Index results include               the dollar value of an investment, is
reinvested dividends, but they do not        constructed with each segment
reflect sales charges. Performance of an     representing a percent change in the
index of funds reflects fund expenses        value of the investment. In this chart,
and management fees; performance of a        each segment represents a doubling, or
market index does not. Performance shown     100% change, in the value of the
in the chart and table(s) does not           investment. In other words, the space
reflect deduction of taxes a shareholder     between $5,000 and $10,000 is the same
would pay on Fund distributions              size as the space between $10,000 and
                                             $20,000, and so on.

AIM Global Growth Fund


==========================================   ==========================================   ==========================================

   AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 10/31/06, including applicable         As of 9/30/06, the most recent calendar      6 months ended 10/31/06, excluding
sales charges                                quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                  2.50%
Inception (9/15/94)             7.74%        CLASS A SHARES                               Class B Shares                  2.13
10 Years                        5.50         Inception (9/15/94)             7.56%        Class C Shares                  2.13
 5 Years                        8.39         10 Years                        5.26
 1 Year                        14.70          5 Years                        8.58         ==========================================
                                              1 Year                         9.26
CLASS B SHARES
Inception (9/15/94)             7.86%        CLASS B SHARES
10 Years                        5.65         Inception (9/15/94)             7.68%
 5 Years                        8.71         10 Years                        5.41
 1 Year                        15.54          5 Years                        8.88
                                              1 Year                         9.76
CLASS C SHARES
Inception (8/4/97)              3.56%        CLASS C SHARES
 5 Years                        8.99         Inception (8/4/97)              3.30%
 1 Year                        19.52          5 Years                        9.17
                                              1 Year                        13.75

==========================================   ==========================================

THE PERFORMANCE DATA QUOTED REPRESENT        CONTINGENT DEFERRED SALES CHARGE (CDSC)
PAST PERFORMANCE AND CANNOT GUARANTEE        FOR THE PERIOD INVOLVED. THE CDSC ON
COMPARABLE FUTURE RESULTS; CURRENT           CLASS B SHARES DECLINES FROM 5%
PERFORMANCE MAY BE LOWER OR HIGHER.          BEGINNING AT THE TIME OF PURCHASE TO 0%
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      AT THE BEGINNING OF THE SEVENTH YEAR.
MOST RECENT MONTH-END PERFORMANCE.           THE CDSC ON CLASS C SHARES IS 1% FOR THE
PERFORMANCE FIGURES REFLECT REINVESTED       FIRST YEAR AFTER PURCHASE.
DISTRIBUTIONS, CHANGES IN NET ASSET
VALUE AND THE EFFECT OF THE MAXIMUM             THE PERFORMANCE OF THE FUND'S SHARE
SALES CHARGE UNLESS OTHERWISE STATED.        CLASSES WILL DIFFER PRIMARILY DUE TO
INVESTMENT RETURN AND PRINCIPAL VALUE        DIFFERENT SALES CHARGE STRUCTURES AND
WILL FLUCTUATE SO THAT YOU MAY HAVE A        CLASS EXPENSES.
GAIN OR LOSS WHEN YOU SELL SHARES.
                                                A REDEMPTION FEE OF 2% WILL BE
   CLASS A SHARE PERFORMANCE REFLECTS        IMPOSED ON CERTAIN REDEMPTIONS OR
THE MAXIMUM 5.50% SALES CHARGE, AND          EXCHANGES OUT OF THE FUND WITHIN 30 DAYS
CLASS B AND CLASS C SHARE PERFORMANCE        OF PURCHASE. EXCEPTIONS TO THE
REFLECTS THE APPLICABLE                      REDEMPTION FEE ARE LISTED IN THE FUND'S
                                             PROSPECTUS.

AIM Global Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM                 services to be provided by AIM under the     o Meetings with the Fund's portfolio
International Mutual Funds (the "Board")     Advisory Agreement was appropriate and       managers and investment personnel. With
oversees the management of AIM Global        that AIM currently is providing services     respect to the Fund, the Board is
Growth Fund (the "Fund") and, as             in accordance with the terms of the          meeting periodically with such Fund's
required by law, determines annually         Advisory Agreement.                          portfolio managers and/or other
whether to approve the continuance of                                                     investment personnel and believes that
the Fund's advisory agreement with A I M     o The quality of services to be provided     such individuals are competent and able
Advisors, Inc. ("AIM"). Based upon the       by AIM. The Board reviewed the               to continue to carry out their
recommendation of the Investments            credentials and experience of the            responsibilities under the Advisory
Committee of the Board, at a meeting         officers and employees of AIM who will       Agreement.
held on June 27, 2006, the Board,            provide investment advisory services to
including all of the independent             the Fund. In reviewing the                   o Overall performance of AIM. The Board
trustees, approved the continuance of        qualifications of AIM to provide             considered the overall performance of
the advisory agreement (the "Advisory        investment advisory services, the Board      AIM in providing investment advisory and
Agreement") between the Fund and AIM for     considered such issues as AIM's              portfolio administrative services to the
another year, effective July 1, 2006.        portfolio and product review process,        Fund and concluded that such performance
                                             various back office support functions        was satisfactory.
   The Board considered the factors          provided by AIM and AIM's equity and
discussed below in evaluating the            fixed income trading operations. Based       o Fees relative to those of clients of
fairness and reasonableness of the           on the review of these and other             AIM with comparable investment
Advisory Agreement at the meeting on         factors, the Board concluded that the        strategies. The Board noted that AIM
June 27, 2006 and as part of the Board's     quality of services to be provided by        does not serve as an advisor to other
ongoing oversight of the Fund. In their      AIM was appropriate and that AIM             mutual funds or other clients with
deliberations, the Board and the             currently is providing satisfactory          investment strategies comparable to
independent trustees did not identify        services in accordance with the terms of     those of the Fund.
any particular factor that was               the Advisory Agreement.
controlling, and each trustee attributed                                                  o Fees relative to those of comparable
different weights to the various             o The performance of the Fund relative       funds with other advisors. The Board
factors.                                     to comparable funds. The Board reviewed      reviewed the advisory fee rate for the
                                             the performance of the Fund during the       Fund under the Advisory Agreement. The
   One responsibility of the independent     past one, three and five calendar years      Board compared effective contractual
Senior Officer of the Fund is to manage      against the performance of funds advised     advisory fee rates at a common asset
the process by which the Fund's proposed     by other advisors with investment            level at the end of the past calendar
management fees are negotiated to ensure     strategies comparable to those of the        year and noted that the Fund's rate was
that they are negotiated in a manner         Fund. The Board noted that the Fund's        below the median rate of the funds
which is at arms' length and reasonable.     performance was above the median             advised by other advisors with
To that end, the Senior Officer must         performance of such comparable funds for     investment strategies comparable to
either supervise a competitive bidding       the one year period and below such           those of the Fund that the Board
process or prepare an independent            median performance for the three and         reviewed. The Board noted that AIM has
written evaluation. The Senior Officer       five year periods. Based on this review      agreed to waive advisory fees of the
has recommended an independent written       and after taking account of all of the       Fund, as discussed below. Based on this
evaluation in lieu of a competitive          other factors that the Board considered      review, the Board concluded that the
bidding process and, upon the direction      in determining whether to continue the       advisory fee rate for the Fund under the
of the Board, has prepared such an           Advisory Agreement for the Fund, the         Advisory Agreement was fair and
independent written evaluation. Such         Board concluded that no changes should       reasonable.
written evaluation also considered           be made to the Fund and that it was not
certain of the factors discussed below.      necessary to change the Fund's portfolio     o Expense limitations and fee waivers.
In addition, as discussed below, the         management team at this time. Although       The Board noted that AIM has
Senior Officer made a recommendation to      the independent written evaluation of        contractually agreed to waive advisory
the Board in connection with such            the Fund's Senior Officer (discussed         fees of the Fund through December 31,
written evaluation.                          below) only considered Fund performance      2009 to the extent necessary so that the
                                             through the most recent calendar year,       advisory fees payable by the Fund do not
   The discussion below serves as a          the Board also reviewed more recent Fund     exceed a specified maximum advisory fee
summary of the Senior Officer's              performance, which did not change their      rate, which maximum rate includes
independent written evaluation and           conclusions.                                 breakpoints and is based on net asset
recommendation to the Board in                                                            levels. The Board considered the
connection therewith, as well as a           o The performance of the Fund relative       contractual nature of this fee waiver
discussion of the material factors and       to indices. The Board reviewed the           and noted that it remains in effect
the conclusions with respect thereto         performance of the Fund during the past      until December 31, 2009. The Board
that formed the basis for the Board's        one, three and five calendar years           considered the effect this fee waiver
approval of the Advisory Agreement.          against the performance of the Lipper        would have on the Fund's estimated
After consideration of all of the            Global Large-Cap Growth Index. The Board     expenses and concluded that the levels
factors below and based on its informed      noted that the Fund's performance in         of fee waivers/expense limitations for
business judgment, the Board determined      such periods was comparable to the           the Fund were fair and reasonable.
that the Advisory Agreement is in the        performance of such Index. Based on this
best interests of the Fund and its           review and after taking account of all       o Breakpoints and economies of scale.
shareholders and that the compensation       of the other factors that the Board          The Board reviewed the structure of the
to AIM under the Advisory Agreement is       considered in determining whether to         Fund's advisory fee under the Advisory
fair and reasonable and would have been      continue the Advisory Agreement for the      Agreement, noting that it includes one
obtained through arm's length                Fund, the Board concluded that no            breakpoint. The Board reviewed the level
negotiations.                                changes should be made to the Fund and       of the Fund's advisory fees, and noted
                                             that it was not necessary to change the      that such fees, as a percentage of the
   Unless otherwise stated, information      Fund's portfolio management team at this     Fund's net assets, would decrease as net
presented below is as of June 27, 2006       time. Although the independent written       assets increase because the Advisory
and does not reflect any changes that        evaluation of the Fund's Senior Officer      Agreement includes a breakpoint. The
may have occurred since June 27, 2006,       (discussed below) only considered Fund       Board noted that, due to the Fund's
including but not limited to changes to      performance through the most recent          asset levels at the end of the past
the Fund's performance, advisory fees,       calendar year, the Board also reviewed       calendar year and the way in which the
expense limitations and/or fee waivers.      more recent Fund performance, which did      advisory fee breakpoints have been
                                             not change their conclusions.                structured, the Fund has yet to benefit
o The nature and extent of the advisory                                                   from the breakpoint. The Board noted
services to be provided by AIM. The                                                       that AIM has contractually agreed to
Board reviewed the services to be                                                         waive advisory fees of the Fund through
provided by AIM under the Advisory
Agreement. Based on such review, the
Board concluded that the range of

                                                                                                                         (continued)

AIM Global Growth Fund

December 31, 2009 to the extent              o Profitability of AIM and its               o Other factors and current trends. The
necessary so that the advisory fees          affiliates. The Board reviewed               Board considered the steps that AIM and
payable by the Fund do not exceed a          information concerning the profitability     its affiliates have taken over the last
specified maximum advisory fee rate,         of AIM's (and its affiliates')               several years, and continue to take, in
which maximum rate includes breakpoints      investment advisory and other activities     order to improve the quality and
and is based on net asset levels. The        and its financial condition. The Board       efficiency of the services they provide
Board concluded that the Fund's fee          considered the overall profitability of      to the Funds in the areas of investment
levels under the Advisory Agreement          AIM, as well as the profitability of AIM     performance, product line
therefore would reflect economies of         in connection with managing the Fund.        diversification, distribution, fund
scale at higher asset levels and that it     The Board noted that AIM's operations        operations, shareholder services and
was not necessary to change the advisory     remain profitable, although increased        compliance. The Board concluded that
fee breakpoints in the Fund's advisory       expenses in recent years have reduced        these steps taken by AIM have improved,
fee schedule.                                AIM's profitability. Based on the review     and are likely to continue to improve,
                                             of the profitability of AIM's and its        the quality and efficiency of the
o Investments in affiliated money market     affiliates' investment advisory and          services AIM and its affiliates provide
funds. The Board also took into account      other activities and its financial           to the Fund in each of these areas, and
the fact that uninvested cash and cash       condition, the Board concluded that the      support the Board's approval of the
collateral from securities lending           compensation to be paid by the Fund to       continuance of the Advisory Agreement
arrangements, if any (collectively,          AIM under its Advisory Agreement was not     for the Fund.
"cash balances") of the Fund may be          excessive.
invested in money market funds advised
by AIM pursuant to the terms of an SEC       o Benefits of soft dollars to AIM. The
exemptive order. The Board found that        Board considered the benefits realized
the Fund may realize certain benefits        by AIM as a result of brokerage
upon investing cash balances in AIM          transactions executed through "soft
advised money market funds, including a      dollar" arrangements. Under these
higher net return, increased liquidity,      arrangements, brokerage commissions paid
increased diversification or decreased       by the Fund and/or other funds advised
transaction costs. The Board also found      by AIM are used to pay for research and
that the Fund will not receive reduced       execution services. This research may be
services if it invests its cash balances     used by AIM in making investment
in such money market funds. The Board        decisions for the Fund. The Board
noted that, to the extent the Fund           concluded that such arrangements were
invests uninvested cash in affiliated        appropriate.
money market funds, AIM has voluntarily
agreed to waive a portion of the             o AIM's financial soundness in light of
advisory fees it receives from the Fund      the Fund's needs. The Board considered
attributable to such investment. The         whether AIM is financially sound and has
Board further determined that the            the resources necessary to perform its
proposed securities lending program and      obligations under the Advisory
related procedures with respect to the       Agreement, and concluded that AIM has
lending Fund is in the best interests of     the financial resources necessary to
the lending Fund and its respective          fulfill its obligations under the
shareholders. The Board therefore            Advisory Agreement.
concluded that the investment of cash
collateral received in connection with       o Historical relationship between the
the securities lending program in the        Fund and AIM. In determining whether to
money market funds according to the          continue the Advisory Agreement for the
procedures is in the best interests of       Fund, the Board also considered the
the lending Fund and its respective          prior relationship between AIM and the
shareholders.                                Fund, as well as the Board's knowledge
                                             of AIM's operations, and concluded that
o Independent written evaluation and         it was beneficial to maintain the
recommendations of the Fund's Senior         current relationship, in part, because
Officer. The Board noted that, upon          of such knowledge. The Board also
their direction, the Senior Officer of       reviewed the general nature of the
the Fund, who is independent of AIM and      non-investment advisory services
AIM's affiliates, had prepared an            currently performed by AIM and its
independent written evaluation in order      affiliates, such as administrative,
to assist the Board in determining the       transfer agency and distribution
reasonableness of the proposed               services, and the fees received by AIM
management fees of the AIM Funds,            and its affiliates for performing such
including the Fund. The Board noted that     services. In addition to reviewing such
the Senior Officer's written evaluation      services, the trustees also considered
had been relied upon by the Board in         the organizational structure employed by
this regard in lieu of a competitive         AIM and its affiliates to provide those
bidding process. In determining whether      services. Based on the review of these
to continue the Advisory Agreement for       and other factors, the Board concluded
the Fund, the Board considered the           that AIM and its affiliates were
Senior Officer's written evaluation and      qualified to continue to provide
the recommendation made by the Senior        non-investment advisory services to the
Officer to the Board that the Board          Fund, including administrative, transfer
consider whether the advisory fee            agency and distribution services, and
waivers for certain equity AIM Funds,        that AIM and its affiliates currently
including the Fund, should be                are providing satisfactory
simplified. The Board concluded that it      non-investment advisory services.
would be advisable to consider this
issue and reach a decision prior to the
expiration date of such advisory fee
waivers.

AIM Global Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006


                                                  SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-65.98%

AUSTRALIA-2.07%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                        228,130   $  4,853,338
--------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)                                     207,382      3,948,822
==========================================================================
                                                                 8,802,160
==========================================================================

BELGIUM-2.56%

InBev N.V. (Brewers)                                129,802      7,312,797
--------------------------------------------------------------------------
KBC Groep N.V. (Diversified Banks)(a)                32,761      3,572,893
==========================================================================
                                                                10,885,690
==========================================================================

CANADA-2.10%

Manulife Financial Corp. (Life & Health
  Insurance)(b)                                     123,250      4,006,970
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)           63,900      4,909,036
==========================================================================
                                                                 8,916,006
==========================================================================

CHINA-0.07%

Industrial and Commercial Bank of China-
  Class H (Diversified Banks) (Acquired
  10/20/06; Cost $247,310)(c)(d)                    621,000        277,874
==========================================================================

DENMARK-1.01%

Novo Nordisk A.S.-Class B
  (Pharmaceuticals)(a)                               57,149      4,311,855
==========================================================================

FRANCE-11.45%

Axa (Multi-Line Insurance)(a)(b)                    113,084      4,298,104
--------------------------------------------------------------------------
BNP Paribas (Diversified Banks)(a)(b)               101,817     11,184,330
--------------------------------------------------------------------------
Capgemini S.A. (IT Consulting & Other
  Services)(a)(b)                                    54,420      3,088,247
--------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(a)(b)               54,450      4,624,778
--------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)(b)           41,932      6,947,882
--------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)(b)             116,440      7,924,184
--------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(a)(b)        94,254     10,610,371
==========================================================================
                                                                48,677,896
==========================================================================

GERMANY-4.58%

Bayer A.G. (Diversified Chemicals)(a)                66,300      3,332,616
--------------------------------------------------------------------------
Commerzbank A.G. (Diversified Banks)(a)             156,052      5,535,118
--------------------------------------------------------------------------
MAN A.G. (Industrial Machinery)(a)                   54,207      4,812,584
--------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)                         33,552      3,537,270
--------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)              24,924      2,242,728
==========================================================================
                                                                19,460,316
==========================================================================

GREECE-1.34%

OPAP S.A. (Casinos & Gaming)(a)                     159,430      5,677,318
==========================================================================

HONG KONG-0.73%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                      287,000      3,119,734
==========================================================================

                                                  SHARES         VALUE
--------------------------------------------------------------------------


HUNGARY-0.64%

OTP Bank Nyrt. (Diversified Banks)(b)                77,501   $  2,724,534
==========================================================================

INDIA-1.32%

Infosys Technologies Ltd.-ADR (IT Consulting
  & Other Services)(b)                              107,674      5,609,815
==========================================================================

IRELAND-2.73%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                         406,809      7,294,556
--------------------------------------------------------------------------
CRH PLC (Construction Materials)                    122,302      4,322,414
==========================================================================
                                                                11,616,970
==========================================================================

ISRAEL-0.94%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                 121,590      4,008,822
==========================================================================

ITALY-1.83%

Eni S.p.A. (Integrated Oil & Gas)(a)                257,549      7,794,150
==========================================================================
JAPAN-6.79%

AEON Co., Ltd. (Hypermarkets & Super Centers)       100,200      2,345,041
--------------------------------------------------------------------------
Canon Inc. (Office Electronics)(a)                   88,500      4,707,835
--------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(a)                                 134,400      5,167,767
--------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(a)(b)                               23,000      5,087,012
--------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks)(a)                                             121        938,781
--------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks) (Acquired 10/24/05; Cost
  $1,965,554)(a)(c)                                     327      2,537,038
--------------------------------------------------------------------------
ORIX Corp. (Consumer Finance)                        13,150      3,704,748
--------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                                  74,400      4,391,379
==========================================================================
                                                                28,879,601
==========================================================================

MEXICO-1.87%

Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                               105,306      2,598,952
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                  1,541,700      5,361,064
==========================================================================
                                                                 7,960,016
==========================================================================

NETHERLANDS-0.74%

ING Groep N.V. (Other Diversified Financial
  Services)(a)                                       70,842      3,138,726
==========================================================================

RUSSIA-0.70%

LUKOIL-ADR (Integrated Oil & Gas)(a)                 36,681      2,987,701
==========================================================================

SOUTH AFRICA-0.53%

Telkom South Africa Ltd. (Integrated
  Telecommunication Services)(a)                    121,700      2,258,182
==========================================================================

AIM Global Growth Fund


                                                  SHARES         VALUE
--------------------------------------------------------------------------

SOUTH KOREA-1.64%

Hyundai Motor Co. (Automobile Manufacturers)         30,890   $  2,511,329
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)(a)                                 6,850      4,437,475
==========================================================================
                                                                 6,948,804
==========================================================================

SPAIN-2.57%

Banco Santander Central Hispano S.A.
  (Diversified Banks)(a)                            270,951      4,686,815
--------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                        130,526      6,237,586
==========================================================================
                                                                10,924,401
==========================================================================

SWEDEN-0.99%

Atlas Copco A.B.-Class A (Industrial
  Machinery)(a)                                     144,700      4,223,952
==========================================================================

SWITZERLAND-9.94%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)(b)       125,694      6,206,622
--------------------------------------------------------------------------
Credit Suisse Group (Diversified Capital
  Markets)(a)                                        62,189      3,746,831
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(a)              16,640      5,680,776
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(a)              46,573      8,139,066
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(d)                                   63,298     10,213,527
--------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)           138,954      8,287,118
==========================================================================
                                                                42,273,940
==========================================================================

TAIWAN-0.54%

Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                             1,243,967      2,274,692
==========================================================================

UNITED KINGDOM-6.30%

Aviva PLC (Multi-Line Insurance)(a)                 315,733      4,659,358
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)                200,975      7,119,178
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)       130,857      5,687,877
--------------------------------------------------------------------------
Tesco PLC (Food Retail)                             736,140      5,525,621
--------------------------------------------------------------------------
WPP Group PLC (Advertising)(a)                      295,060      3,777,603
==========================================================================
                                                                26,769,637
==========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $164,107,798)                     280,522,792
==========================================================================
DOMESTIC COMMON STOCKS-25.65%

AEROSPACE & DEFENSE-2.48%

Boeing Co. (The)                                     31,754      2,535,875
--------------------------------------------------------------------------
General Dynamics Corp.                               83,463      5,934,219
--------------------------------------------------------------------------
Precision Castparts Corp.                            30,733      2,091,688
==========================================================================
                                                                10,561,782
==========================================================================

APPAREL RETAIL-0.36%

TJX Cos., Inc. (The)                                 52,403      1,517,067
==========================================================================

APPLICATION SOFTWARE-0.77%

Amdocs Ltd.(d)                                       84,493      3,274,949
==========================================================================

BIOTECHNOLOGY-0.83%

Gilead Sciences, Inc.(d)                             51,492      3,547,799
==========================================================================

                                                  SHARES         VALUE
--------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT-2.37%

Cisco Systems, Inc.(d)                              288,116   $  6,952,239
--------------------------------------------------------------------------
Motorola, Inc.                                      134,655      3,105,144
==========================================================================
                                                                10,057,383
==========================================================================

COMPUTER HARDWARE-0.64%

Apple Computer, Inc.(d)                              33,393      2,707,505
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.82%

Seagate Technology(b)                               155,063      3,501,323
==========================================================================

DEPARTMENT STORES-1.23%

Federated Department Stores, Inc.                    59,396      2,608,078
--------------------------------------------------------------------------
J.C. Penney Co., Inc.                                34,739      2,613,415
==========================================================================
                                                                 5,221,493
==========================================================================

DIVERSIFIED METALS & MINING-0.54%

Phelps Dodge Corp.                                   22,752      2,283,846
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.51%

Emerson Electric Co.                                 25,837      2,180,643
==========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.80%

Waste Management, Inc.                               91,223      3,419,038
==========================================================================

HEALTH CARE DISTRIBUTORS-0.91%

Cardinal Health, Inc.                                59,105      3,868,422
==========================================================================

HEALTH CARE EQUIPMENT-0.72%

Becton, Dickinson and Co.                            43,471      3,044,274
==========================================================================

HEALTH CARE SERVICES-1.24%

Medco Health Solutions, Inc.(d)                      52,128      2,788,848
--------------------------------------------------------------------------
Quest Diagnostics Inc.                               50,000      2,487,000
==========================================================================
                                                                 5,275,848
==========================================================================

HOUSEHOLD PRODUCTS-1.00%

Colgate-Palmolive Co.                                66,189      4,234,110
==========================================================================

INTEGRATED OIL & GAS-0.59%

Occidental Petroleum Corp.                           53,594      2,515,702
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.60%

Goldman Sachs Group, Inc. (The)                      35,793      6,793,154
==========================================================================

MULTI-LINE INSURANCE-0.92%

Assurant, Inc.                                       23,824      1,254,572
--------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)        30,644      2,671,237
==========================================================================
                                                                 3,925,809
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.35%

National-Oilwell Varco Inc.(d)                       42,655      2,576,362
--------------------------------------------------------------------------
Weatherford International Ltd.(d)                    77,401      3,179,633
==========================================================================
                                                                 5,755,995
==========================================================================

AIM Global Growth Fund


                                                  SHARES         VALUE
--------------------------------------------------------------------------

OIL & GAS REFINING & MARKETING-0.88%

Valero Energy Corp.                                  71,686   $  3,751,328
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.75%

JPMorgan Chase & Co.                                 67,188      3,187,399
==========================================================================

PHARMACEUTICALS-2.16%

Allergan, Inc.                                       27,839      3,215,404
--------------------------------------------------------------------------
Wyeth                                               116,727      5,956,579
==========================================================================
                                                                 9,171,983
==========================================================================

SPECIALTY STORES-0.55%

Office Depot, Inc.(d)                                55,558      2,332,880
==========================================================================

SYSTEMS SOFTWARE-1.63%

Microsoft Corp.                                     106,571      3,059,653
--------------------------------------------------------------------------
Oracle Corp.(d)                                      70,133      1,295,357
--------------------------------------------------------------------------
Symantec Corp.(d)                                   128,726      2,553,924
==========================================================================
                                                                 6,908,934
==========================================================================
    Total Domestic Common Stocks (Cost
      $95,829,568)                                             109,038,666
==========================================================================

FOREIGN PREFERRED STOCKS-3.94%

BRAZIL-0.96%

Companhia de Bebidas das Americas-Pfd.-ADR
  (Brewers)                                          93,455      4,080,244
==========================================================================

GERMANY-2.98%

Henkel KGaA-Pfd. (Household Products)(b)             46,787      6,267,256
--------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)          5,502      6,415,034
==========================================================================
                                                                12,682,290
==========================================================================
    Total Foreign Preferred Stocks (Cost
      $10,281,280)                                              16,762,534
==========================================================================

                                                  SHARES         VALUE
--------------------------------------------------------------------------


MONEY MARKET FUNDS-3.92%

Liquid Assets Portfolio-Institutional
  Class(e)                                        8,342,502   $  8,342,502
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)          8,342,502      8,342,502
==========================================================================
    Total Money Market Funds (Cost
      $16,685,004)                                              16,685,004
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-99.49% (Cost
  $286,903,650)                                                423,008,996
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-11.46%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                    28,377,970     28,377,970
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(e)(f)                                    20,347,646     20,347,646
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $48,725,616)                                        48,725,616
==========================================================================
TOTAL INVESTMENTS-110.95% (Cost $335,629,266)                  471,734,612
==========================================================================
OTHER ASSETS LESS LIABILITIES-(10.95)%                         (46,569,904)
==========================================================================
NET ASSETS-100.00%                                            $425,164,708
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2006 was $212,404,599, which represented 49.96% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security was out on loan at October 31, 2006.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2006 was $2,814,912, which represented 0.66% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Non-income producing security.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

ASSETS:

Investments, at value (cost $270,218,646)*     $ 406,323,992
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $65,410,620)                              65,410,620
============================================================
    Total investments (cost $335,629,266)        471,734,612
============================================================
Foreign currencies, at value (cost
  $4,330,737)                                      4,340,753
------------------------------------------------------------
Receivables for:
  Investments sold                                 4,218,919
------------------------------------------------------------
  Fund shares sold                                   422,130
------------------------------------------------------------
  Dividends                                          446,810
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                66,778
------------------------------------------------------------
Other assets                                          15,046
============================================================
    Total assets                                 481,245,048
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,003,319
------------------------------------------------------------
  Fund shares reacquired                             656,468
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 108,005
------------------------------------------------------------
  Collateral upon return of securities loaned     48,725,616
------------------------------------------------------------
Accrued distribution fees                            164,167
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,774
------------------------------------------------------------
Accrued transfer agent fees                          277,354
------------------------------------------------------------
Accrued operating expenses                           143,637
============================================================
    Total liabilities                             56,080,340
============================================================
Net assets applicable to shares outstanding    $ 425,164,708
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 567,581,637
------------------------------------------------------------
Undistributed net investment income                 (593,935)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (277,941,097)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              136,118,103
============================================================
                                               $ 425,164,708
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 310,028,169
____________________________________________________________
============================================================
Class B                                        $  90,571,494
____________________________________________________________
============================================================
Class C                                        $  24,565,045
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           13,512,317
____________________________________________________________
============================================================
Class B                                            4,204,122
____________________________________________________________
============================================================
Class C                                            1,139,653
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       22.94
------------------------------------------------------------
  Offering price per share
  (Net asset value of $22.94 divided by
    94.50%)                                    $       24.28
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $       21.54
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $       21.55
____________________________________________________________
============================================================
* At October 31, 2006, securities with an
  aggregate value of $46,625,924 were on loan
  to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Growth Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $672,953)        $ 7,381,717
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $190,302)                          708,119
-------------------------------------------------------------------------
Interest                                                            4,965
=========================================================================
    Total investment income                                     8,094,801
=========================================================================

EXPENSES:

Advisory fees                                                   3,632,157
-------------------------------------------------------------------------
Administrative services fees                                      118,282
-------------------------------------------------------------------------
Custodian fees                                                    281,641
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         754,511
-------------------------------------------------------------------------
  Class B                                                       1,012,434
-------------------------------------------------------------------------
  Class C                                                         242,651
-------------------------------------------------------------------------
Transfer agent fees                                             1,777,914
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          26,163
-------------------------------------------------------------------------
Other                                                             270,660
=========================================================================
    Total expenses                                              8,116,413
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (290,077)
=========================================================================
    Net expenses                                                7,826,336
=========================================================================
Net investment income                                             268,465
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities
    sold to affiliates of $144,573)                            50,234,942
-------------------------------------------------------------------------
  Foreign currencies                                              (48,607)
=========================================================================
                                                               50,186,335
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        31,346,490
-------------------------------------------------------------------------
  Foreign currencies                                               44,538
=========================================================================
                                                               31,391,028
=========================================================================
Net gain from investment securities and foreign currencies     81,577,363
=========================================================================
Net increase in net assets resulting from operations          $81,845,828
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    268,465    $    939,243
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  50,186,335      59,443,217
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                31,391,028      (1,597,121)
==========================================================================================
    Net increase in net assets resulting from operations        81,845,828      58,785,339
==========================================================================================
Distributions to shareholders from net investment
  income -- Class A                                             (1,936,684)             --
==========================================================================================
Share transactions-net:
  Class A                                                      (30,264,870)    (40,745,440)
------------------------------------------------------------------------------------------
  Class B                                                      (34,026,563)    (50,289,812)
------------------------------------------------------------------------------------------
  Class C                                                       (3,561,784)     (7,418,997)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (67,853,217)    (98,454,249)
==========================================================================================
    Net increase (decrease) in net assets                       12,055,927     (39,668,910)
==========================================================================================

NET ASSETS:

  Beginning of year                                            413,108,781     452,777,691
==========================================================================================
  End of year (including undistributed net investment income
    of $(593,935) and $971,774, respectively)                 $425,164,708    $413,108,781
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Growth Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and

AIM Global Growth Fund

     ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM Global Growth Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.85%
-------------------------------------------------------------------
Over $1 billion                                               0.80%
 __________________________________________________________________
===================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
 __________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2006, AIM waived advisory fees of $251,322.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $3,084.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2006, AIM was paid $118,282.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2006, the Fund paid AIS $1,777,914.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2006, the Class A, Class B and Class C shares paid $754,511, $1,012,434 and $242,651, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2006, ADI advised the Fund that it retained $38,251 in front-end sales commissions from the sale of Class A shares and $107, $46,278 and $1,457 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM Global Growth Fund


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $1,997,903       $ 64,001,540      $ (57,656,941)        $   --         $ 8,342,502     $258,522       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                   --         25,445,829        (17,103,327)            --           8,342,502      123,279           --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            1,997,903         43,865,870        (45,863,773)            --                  --      136,016           --
==================================================================================================================================
  Subtotal        $3,995,806       $133,313,239      $(120,624,041)        $   --         $16,685,004     $517,817       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $        --      $ 60,487,168      $ (32,109,198)        $   --         $28,377,970     $ 49,754         $--
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            74,176,177       247,134,260       (300,962,791)            --          20,347,646      140,548         --
==================================================================================================================================
  Subtotal        $74,176,177      $307,621,428      $(333,071,989)        $   --         $48,725,616     $190,302         $--
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $78,171,983      $440,934,667      $(453,696,030)        $   --         $65,410,620     $708,119         $--
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2006, the Fund engaged in securities sales of $314,781, which resulted in net realized gains of $144,573, and securities purchases of $1,822,311.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended October 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $35,671.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2006, the Fund paid legal fees of $5,180 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM Global Growth Fund

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2006, securities with an aggregate value of $46,625,924 were on loan to brokers. The loans were secured by cash collateral of $48,725,616 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2006, the Fund received dividends on cash collateral investments of $190,302 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                                 2006        2005
----------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,936,684    $   --
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
-----------------------------------------------------------------------------
Undistributed ordinary income                                   $   1,362,734
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                            134,247,213
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (93,680)
-----------------------------------------------------------------------------
Capital loss carryover                                           (277,933,196)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     567,581,637
=============================================================================
Total net assets                                                $ 425,164,708
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition of income for tax purposes on certain passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $12,757.

AIM Global Growth Fund


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation, retirement plan expenses and passive foreign investment companies. Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $49,871,243 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $165,569,319
-----------------------------------------------------------------------------
October 31, 2010                                                 101,042,257
-----------------------------------------------------------------------------
October 31, 2011                                                  11,321,620
=============================================================================
Total capital loss carryforward                                 $277,933,196
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2006 was $175,607,960 and $254,536,248, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $137,051,855
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,817,399)
==============================================================================
Net unrealized appreciation of investment securities             $134,234,456
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $337,500,156.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on October 31, 2006, undistributed net investment income was increased by $102,510 and undistributed net realized gain (loss) was decreased by $102,510. This reclassification had no effect on the net assets of the Fund.

AIM Global Growth Fund

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                       2006(A)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        852,695    $ 18,221,986       818,989    $ 14,908,841
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        340,221       6,833,268       432,979       7,415,155
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        239,434       4,855,978       174,146       2,989,787
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         89,660       1,817,402            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        785,511      16,845,277     1,378,417      25,054,414
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (833,972)    (16,845,277)   (1,461,084)    (25,054,414)
======================================================================================================================
Reacquired:(b)
  Class A                                                     (3,156,593)    (67,149,535)   (4,433,381)    (80,708,695)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,197,180)    (24,014,554)   (1,902,178)    (32,650,553)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (420,536)     (8,417,762)     (607,182)    (10,408,784)
======================================================================================================================
                                                              (3,300,760)   $(67,853,217)   (5,599,294)   $(98,454,249)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 20% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Amount is net of redemption fees of $5,532, $1,819 and $442 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2006 and $1,339, $566 and $118 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

AIM Global Growth Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2006           2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  19.02       $  16.65    $  14.91    $  12.66    $  14.58
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.06(a)        0.08(a)(b)    (0.04)(a)    (0.08)    (0.11)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.99           2.29        1.78        2.33       (1.81)
=========================================================================================================================
    Total from investment operations                              4.05           2.37        1.74        2.25       (1.92)
=========================================================================================================================
Less dividends from net investment income                        (0.13)            --          --          --          --
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00          --          --
=========================================================================================================================
Net asset value, end of period                                $  22.94       $  19.02    $  16.65    $  14.91    $  12.66
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  21.39%         14.23%      11.67%      17.77%     (13.17)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $310,028       $284,122    $286,068    $329,739    $335,954
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.62%(d)       1.77%       1.96%       2.04%       1.95%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.68%(d)       1.82%       1.97%       2.04%       1.95%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.28%(d)       0.44%(b)    (0.24)%    (0.58)%     (0.75)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             42%            51%         56%         75%         98%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.05 and 0.27%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $301,804,230.

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                               2006           2005        2004        2003        2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 17.87       $  15.76    $  14.18    $  12.09    $  14.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)      (0.04)(a)(b)    (0.11)(a)    (0.15)    (0.17)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.76           2.15        1.69        2.24       (1.74)
========================================================================================================================
    Total from investment operations                             3.67           2.11        1.58        2.09       (1.91)
========================================================================================================================
Redemption fees added to shares of beneficial interest           0.00           0.00        0.00          --          --
========================================================================================================================
Net asset value, end of period                                $ 21.54       $  17.87    $  15.76    $  14.18    $  12.09
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                 20.54%         13.39%      11.14%      17.29%     (13.64)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $90,571       $105,368    $139,061    $181,891    $206,189
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.37%(d)       2.43%       2.46%       2.54%       2.45%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.43%(d)       2.48%       2.47%       2.54%       2.45%
========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.47)%(d)     (0.22)%(b)    (0.74)%    (1.08)%    (1.25)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            42%            51%         56%         75%         98%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.07) and (0.39)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $101,243,351.

AIM Global Growth Fund

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2006          2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 17.88       $ 15.77    $ 14.18    $ 12.10    $ 14.01
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)     (0.04)(a)(b)   (0.11)(a)   (0.15)   (0.17)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.76          2.15       1.70       2.23      (1.74)
====================================================================================================================
    Total from investment operations                             3.67          2.11       1.59       2.08      (1.91)
====================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00         --         --
====================================================================================================================
Net asset value, end of period                                $ 21.55       $ 17.88    $ 15.77    $ 14.18    $ 12.10
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 20.52%        13.38%     11.21%     17.19%    (13.63)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,565       $23,619    $27,649    $32,844    $34,778
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.37%(d)      2.43%      2.46%      2.54%      2.45%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.43%(d)      2.48%      2.47%      2.54%      2.45%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.47)%(d)    (0.22)%(b)   (0.74)%   (1.08)%   (1.25)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            42%           51%        56%        75%        98%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.07) and (0.39)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $24,265,067.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

AIM Global Growth Fund

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions (all the claims in this category of lawsuits were dismissed with prejudice by the court on September 29, 2006, except for the Section 36(b) claim which was dismissed with leave to amend to plead it properly as a derivative claim).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Global Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Global Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 20, 2006
Houston, Texas

AIM Global Growth Fund

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2006, 98.31% is eligible for the dividends received deduction for corporations.

    For its tax year ended October 31, 2006 the Fund designates 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDER

For its tax year ended October 31, 2006, the Fund designates 0%, or the maximum amount allowable, of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.

    The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2006, April 30, 2006, July 31, 2006 and October 31, 2006 are 73.97%, 72.61%, 74.13% and 73.46%, respectively.

AIM Global Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(1) -- 1946      1991           Director and Chairman, A I M Management    None
  Trustee and Vice Chair                          Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954      2006           Director, Chief Executive Officer and      None
  Trustee, President and                          President, A I M Management Group Inc.,
  Principal                                       AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                               broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944        1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
  Trustee and Chair                               (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936             2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939          2001           Retired                                    Badgley Funds, Inc. (registered
  Trustee                                                                                    investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942           2003           Founder, Green, Manning & Bunch Ltd.,      None
  Trustee                                         (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941         2000           Director of a number of public and         None
  Trustee                                         private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952           1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
  Trustee                                         Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1991           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
  Trustee                                         Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950       1998           Formerly: Chief Executive Officer, YWCA    None
  Trustee                                         of the USA
-------------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942         1991           Partner, law firm of Pennock & Cooper      None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935          2001           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942               2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944     2005           Retired                                    Director, Mainstay VP Series
  Trustee                                         Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Global Growth Fund



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958          2005           Senior Vice President and Senior Officer  N/A
  Senior Vice President and                       of The AIM Family of Funds--Registered
  Senior Officer                                  Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962             2006           Director, Senior Vice President,          N/A
  Senior Vice President, Chief                    Secretary and General Counsel, A I M
  Legal Officer and Secretary                     Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director, INVESCO
                                                  Funds Group Inc.; Senior Vice President,
                                                  Chief Legal Officer and Secretary of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--; and Manager, Powershares
                                                  Capital Management LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959         2004           Global Compliance Director, AMVESCAP      N/A
  Vice President                                  PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956          2003           Senior Vice President and General
  Vice President                                  Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961        2004           Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                       Advisors, Inc.; and Vice President,
  Financial Officer and                           Treasurer and Principal Officer of The
  Treasurer                                       AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

  J. Philip Ferguson -- 1945       2005           Senior Vice President and Chief           N/A
  Vice President                                  Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960        2004           Director of Cash Management, Managing     N/A
  Vice President                                  Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967          2005           Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                           Officer, A I M Advisors, Inc., A I M
  Compliance Officer                              Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958         2006           Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                        Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714


                         [eDELIVERY
                        GO PAPERLESS
                AIMinvestments.com/edelivery
                          Graphic]


REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account            If used after January 20, 2007, this report must be
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forms,fund reports,and prospectuses are available,we will              Quarterly Performance Review for the most recent quarter-end.
send you an e-mail notification containing links to these              Mutual funds distributed by A I M Distributors, Inc.
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your account to view your statements and tax forms.                    A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment
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Register for eDelivery to:                                             of AMVESCAP PLC, one of the world's largest independent
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o   reduce the amount of paper you receive.                            under management as of October 31, 2006.

o   gain access to your documents faster by not waiting for
    the mail.
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                           [YOUR GOALS. OUR SOLUTIONS.] --Registered Trademark--
------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Products                 Savings   Managed      Products   Management
                                  Plans     Accounts                                         [AIM INVESTMENTS LOGO APPEARS HERE]
------------------------------------------------------------------------------                     --Registered Trademark--

INTERNATIONAL/                                AIM INTERNATIONAL CORE EQUITY FUND
GLOBAL EQUITY

International/Global Blend      Annual Report to Shareholders o October 31, 2006


Table of Contents

Supplemental Information.........     2
Letters to Shareholders..........     3
Performance Summary..............     5
Management Discussion............     5
Fund Expenses....................     7
Long-term Fund Performance.......     8
Approval of Advisory Agreement...    10
Schedule of Investments..........   F-1
Financial Statements.............   F-3
Notes to Financial Statements....   F-6
Financial Highlights.............  F-13
Auditor's Report.................  F-20            [COVER GLOBE IMAGE]
Tax Disclosures..................  F-21
Trustees and Officers............  F-22


[AIM INVESTMENT SOLUTIONS]


[GRAPHIC]     [GRAPHIC]       [GRAPHIC]

[DOMESTIC   [INTERNATIONAL/    [SECTOR
 EQUITY]     GLOBAL EQUITY]    EQUITY]


[GRAPHIC]     [GRAPHIC]       [GRAPHIC]

 [FIXED      [ALLOCATION     [DIVERSIFIED
 INCOME]      SOLUTIONS]      PORTFOLIOS]


[AIM INVESTMENTS LOGO APPEARS HERE]
      --Registered Trademark--

AIM International Core Equity Fund

AIM INTERNATIONAL CORE EQUITY FUND SEEKS TO PROVIDE TOTAL RETURN.

o Unless otherwise stated, information presented in this report is as of October 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             o Industry classifications used in this
                                                                                           report are generally according to the
o Class B shares are not available as an     o The unmanaged MSCI EUROPE, AUSTRALASIA      Global Industry Classification Standard,
investment for retirement plans              AND THE FAR EAST INDEX (the MSCI              which was developed by and is the
maintained pursuant to Section 401 of        EAFE--Registered Trademark--) is a group      exclusive property and a service mark of
the Internal Revenue Code, including         of foreign securities tracked by Morgan       Morgan Stanley Capital International
401(k) plans, money purchase pension         Stanley Capital International.                Inc. and Standard & Poor's.
plans and profit sharing plans. Plans
that had existing accounts invested in       o The unmanaged Lipper International          The Fund provides a complete list of its
Class B shares prior to September 30,        Large-Cap Core Funds Index represents an      holdings four times in each fiscal year,
2003, will continue to be allowed to         average of the performance of the 10          at the quarterends. For the second and
make additional purchases.                   largest international large-cap core          fourth quarters, the lists appear in the
                                             mutual funds tracked by Lipper Inc., an       Fund's semiannual and annual reports to
o Class R shares are available only to       independent mutual fund performance           shareholders. For the first and third
certain retirement plans. Please see the     monitor.                                      quarters, the Fund files the lists with
prospectus for more information.                                                           the Securities and Exchange Commission
                                             o The unmanaged STANDARD & POOR'S             (SEC) on Form N-Q. The most recent list
o Investor Class shares are closed to        COMPOSITE INDEX OF 500 STOCKS (the S&P        of portfolio holdings is available at
most investors. For more information on      500--Registered Trademark-- Index) is an      AIMinvestments.com. From our home page,
who may continue to invest in Investor       index of common stocks frequently used        click on Products & Performance, then
Class shares, please see the prospectus.     as a general measure of U.S. stock            Mutual Funds, then Fund Overview. Select
                                             market performance.                           your Fund from the drop-down menu and
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   click on Complete Quarterly Holdings.
                                                                                           Shareholders can also look up the Fund's
o Foreign securities have additional         o The Fund is not managed to track the        Forms N-Q on the SEC Web site at
risks, including exchange rate changes,      performance of any particular index,          sec.gov. Copies of the Fund's Forms N-Q
political and economic upheaval, the         including the indexes defined here, and       may be reviewed and copied at the SEC
relative lack of information about these     consequently, the performance of the          Public Reference Room in Washington,
companies, relatively low market             Fund may deviate significantly from the       D.C. You can obtain information on the
liquidity and the potential lack of          performance of the index.                     operation of the Public Reference Room,
strict financial and accounting controls                                                   including information about duplicating
and standards.                               o A direct investment cannot be made in       fee charges, by calling 202-942-8090 or
                                             an index. Unless otherwise indicated,         800-732-0330, or by electronic request
o Investing in emerging markets involves     index results include reinvested              at the following e-mail address:
greater risks than investing in more         dividends, and they do not reflect sales      publicinfo@sec.gov. The SEC file numbers
established markets. Risks for emerging      charges. Performance of an index of           for the Fund are 811-06463 and
markets include risks relating to the        funds reflects fund expenses;                 033-44611.
relatively smaller size and lesser           performance of a market index does not.
liquidity of these markets, high                                                           A description of the policies and
inflation rates, adverse political           OTHER INFORMATION                             procedures that the Fund uses to
developments and lack of timely                                                            determine how to vote proxies relating
information.                                 o The returns shown in the management's       to portfolio securities is available
                                             discussion of Fund performance are based      without charge, upon request, from our
o Prices of equity securities change in      on net asset values calculated for            Client Services department at
response to many factors including the       shareholder transactions. Generally           800-959-4246 or on the AIM Web site,
historical and prospective earnings of       accepted accounting principles require        AIMinvestments.com. On the home page,
the issuer, the value of its assets,         adjustments to be made to the net assets      scroll down and click on AIM Funds Proxy
general economic conditions, interest        of the Fund at period end for financial       Policy. The information is also
rates, investor perceptions and market       reporting purposes, and as such, the net      available on the SEC Web site, sec.gov.
liquidity.                                   asset values for shareholder
                                             transactions and the returns based on         Information regarding how the Fund voted
                                             those net asset values may differ from        proxies related to its portfolio
                                             the net asset values and returns              securities during the 12 months ended
                                             reported in the Financial Highlights.         June 30, 2006, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.

                                                                                           =========================================
                                                                                           FUND NASDAQ SYMBOLS

                                                                                           Class A Shares                      IBVAX
=====================================================================================      Class B Shares                      IBVBX
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                  Class C Shares                      IBVCX
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES              Class R Shares                      IIBRX
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                         Investor Class Shares               IIBCX
=====================================================================================      =========================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
AIMinvestments.com

AIM International Core Equity Fund


                     Dear Shareholders of The AIM Family of Funds
                     --Registered Trademark--:

                     We're pleased to provide you with this report, which includes a discussion of how your Fund was managed during the review period ended October 31, 2006, and what factors affected its performance.

                        As we approach the end of 2006, it seems likely that
    [TAYLOR          many investors may see the value of their investments
     PHOTO]          increase this year. Global equity markets, collectively,
                     recorded double-digit gains for the year ended October 31,
                     2006, as did the U.S. stock market. Also, the investment
 Phillip Taylor      grade bond market in the United States rose for the same
                     period.

                        While stock and bond markets generally enjoyed positive
                     year-to-date returns, their performance was affected by short-term economic and geopolitical events. For example, the U.S. stock market was weak in the second quarter of 2006 when it appeared that inflation might be rising. Only after the U.S. Federal Reserve Board decided in August that inflation was contained and that short-term interest rates need not be increased--the first time it kept rates unchanged in more than two years--did equities truly surge.

                        Short-term market fluctuations are a fact of life for
                     all investors. At AIM Investments --Registered Trademark--, we believe that investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments can help by offering a broad product line that gives your financial advisor the necessary tools to build a portfolio that's right for you regardless of market conditions. AIM Investments offers a comprehensive range of retail mutual funds, including domestic, global and international equity funds, taxable and tax-exempt fixed-income funds, and a variety of allocation portfolios--with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

                        We've changed the look of our annual reports to reflect
                     that belief. In our marketing and now our shareholder literature, we represent a fully diversified portfolio graphically as an allocation pie chart and assign each asset class a color--green for domestic equity, blue for international, orange for sector and purple for fixed income. A legend in the left column illustrates the methodology. Your report cover now shows your Fund's asset class color, plus the asset class and sub-asset class name are shown in the upper-left corner. The reason for these changes is to help you better understand where your Fund fits into your overall portfolio.

                        AIM has a variety of investment solutions, and knowing
                     which ones are right for your portfolio is complex. That's why we also believe in the value of a trusted financial advisor who will work with you to create an investment plan you can stick with for the long term. Your financial advisor can help allocate your portfolio appropriately and review your investments regularly to help ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that's based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

                     OUR COMMITMENT TO YOU

                        In the short term, the one sure thing about markets is
                     their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building enduring solutions to help you achieve your investment goals, and we're pleased you've placed your trust in us.

                       Information about investing, the markets and your Fund is
                     always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.

                     Sincerely,

                     /s/ PHILIP TAYLOR

                     Philip Taylor
                     President -- AIM Funds
                     CEO, AIM Investments

                     December 14, 2006

                     AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM International Core Equity Fund


                     Dear Fellow AIM Fund Shareholders:

                     At our meeting at the end of June, your Board completed its comprehensive review* of each fund's advisory agreement with A I M Advisors, Inc. (AIM) to make certain your interests are being served in terms of fees, performance and operations.

                        Looking ahead, your Board finds many reasons to be
   [CROCKETT         positive about AIM's management and strategic direction.
     PHOTO]          Most importantly, AIM's investment management discipline
                     has paid off in terms of improved overall performance. We are also pleased with AIM's efforts to seek more cost-effective ways of delivering superior service.

Bruce L. Crockett       In addition, AIM is realizing the benefits of belonging
                     to a leading independent global investment management organization in its parent company, AMVESCAP PLC, which is dedicated to helping people worldwide build their financial security. AMVESCAP managed approximately $450 billion globally as of October 31, 2006, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they may serve you through our goal of enhancing performance and reducing costs.

                       The seven new AIM funds--which include Asian funds,
                     structured U.S. equity funds and specialized bond funds--are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM's Web site.

                       Your Board is very pleased with the overall direction and
                     progress of the AIM Funds. We're working closely and effectively with AIM's management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

                     Sincerely,

                     /s/ BRUCE L. CROCKETT

                     Bruce L. Crockett
                     Independent Chair
                     AIM Funds Board

                     December 14, 2006

                     *To learn more about all the factors we considered before approving each fund's advisory agreement, go to the "Products & Performance" tab at the AIM Web site (AIMinvestments.com) and click on "Investment Advisory Agreement Renewals." The approval of advisory agreement information for your Fund is also included in this annual report on pages 10-11.

AIM International Core Equity Fund

Management's discussion                                                                    diversification. However, individual
of Fund performance                                                                        holdings are selected based on their own
                                                                                           merits, not on projections of country or
=======================================================================================    sector performance.
PERFORMANCE SUMMARY
                                                                                           MARKET CONDITIONS AND YOUR FUND
Non-U.S. equity markets rallied strongly over the fiscal year ended October 31,
2006, fueled by improving economic growth prospects in Europe and Asia. U.S.               Markets continued to rally in Europe, as
equity markets outperformed international markets toward the end of the period;            positive economic data and a high level
however, international equities continued to outperform over the reporting                 of merger and acquisition activity
period.                                                                                    continued to bolster investor
                                                                                           confidence. Asian stock markets
   Within this environment, we are pleased to have provided shareholders with              performed strongly during the period as
double-digit Fund performance, considerably surpassing the 16.33% return of the            well. Inflationary pressures across the
U.S. market as represented by the S&P 500 Index. During the reporting period,              region showed signs of weakening, and a
the Fund performed essentially in line with the MSCI EAFE Index, representing              general perception that the U.S. can
the broad market of European, Australasian and Far Eastern stocks and the Lipper           coordinate a "soft landing" for its
International Large-Cap Core Funds Index, representing our peers.                          economy provided a positive backdrop for
                                                                                           Asian equities. Japanese shares, though,
   Your Fund's long-term performance appears on pages 8 and 9.                             remained lackluster. Emerging markets
                                                                                           experienced a volatile 12 month period
FUND VS. INDEXES                                                                           during which stocks hit record highs in
Total returns, 10/31/05-10/31/06, excluding applicable sales charges. If sales             many countries before correcting sharply
charges were included, returns would be lower.                                             lower in mid-2006. A combination of
                                                                                           higher global interest rates and rising
Class A Shares                                                              26.12%         levels of risk aversion accentuated the
Class B Shares                                                              25.28          sell-off in emerging markets. However,
Class C Shares                                                              25.21          most of these markets rebounded, ending
Class R Shares                                                              25.86          the period with strong positive overall
Investor Class Shares                                                       26.11          returns.
MSCI EAFE Index (Broad Market and Style-specific Index)                     27.52
Lipper International Large-Cap Core Funds Index (Peer Group Index)          26.44          As always, the cornerstone of our
                                                                                           strategy continued to be our security
SOURCE: LIPPER INC.                                                                        selection process. In view of the kinds
=======================================================================================    of stocks selected by this methodology,
                                                                                           Fund results benefited from the
HOW WE INVEST                                ded growth of the underlying business,        improving performance of higher quality
                                             in addition to the prospect of                stocks.
The Fund invests primarily in the stocks     valuation-based multiple expansion.
of larger-capitalization foreign                                                           On an absolute basis, all industry
companies with a record of stable               We strive to maintain a consistent         sectors had positive returns during the
earnings and strong balance sheets. Our      investment discipline through varying         reporting period. Our stock selection
research efforts target a long term          market conditions and an appropriate          within the information technology and
horizon and return potential from the        level of overall portfolio                    financials sectors of the market made
embed-                                                                                     the largest contribution to the Fund's


                                                                                                                      (continued)

=========================================    ==========================================    =========================================

   PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                          TOP 10 EQUITY HOLDINGS*

By sector                                    1. United Kingdom                25.8%         1. Royal Bank of Scotland Group
             [PIE CHART]                     2. Japan                         19.5             PLC (United Kingdom)            3.3%
                                             3. Netherlands                    9.8          2. Novartis A.G. (Switzerland)     2.6
Industrials                       7.6%       4. Switzerland                    8.8          3. Nestle S.A. (Switzerland)       2.6
Telecommunication Services        7.5%       5. France                         6.9          4. GlaxoSmithKline PLC
Health Care                       7.2%                                                         (United Kingdom)                2.6
Materials                         7.2%       Total Net Assets      $435.86 million          5. Canon Inc. (Japan)              2.4
Information Technology            5.2%                                                      6. Aegon N.V. (Netherlands)        2.3
Utilities                         0.6%       Total Number of Holdings*          65          7. Vodafone Group PLC (United
Money Market Funds Plus Other                                                                  Kingdom)                        2.3
Assets Less Liabilities           3.3%                                                      8. Nokia Oyj (Finland)             2.3
Financials                       25.2%                                                      9. FUJIFILM Holdings Corp.
Consumer Discretionary           14.5%                                                         (Japan)                         2.3
Consumer Staples                 13.2%                                                     10. HSBC Holdings PLC-ADR
Energy                            8.5%                                                         (United Kingdom)                2.2

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
=========================================    ==========================================    =========================================

AIM International Core Equity Fund

relative results. The largest                   Foreign exchange was another                                Erik B. Granade
contributor to overall performance was       contributor to Fund performance. Our
TNT NV, the world's first publicly           exposure to the appreciating euro,              [GRANADE       Chartered Financial
traded postal system operator and a          compared with the U.S. dollar, added             PHOTO]        Analyst, is a portfolio
leading provider of express delivery         value to the Fund's overall return.                            manager of AIM
services. The company reported solid                                                                        International Core
gains in revenue and earnings during the     IN CLOSING                                                     Equity Fund. He began
period. TNT NV also benefited from a                                                       his investment career in 1986 and has
simplification in its organizational         The performance of international stocks       been a portfolio manager with INVESCO
structure through the sale of TNT            over the last several years underscores       and its affiliates since 1996. He earned
Logistics to Apollo Management L.P., a       the investment opportunities beyond U.S.      a B.A. in economics from Trinity College
private equity firm.                         borders. Over the past fiscal year, the       in Hartford, Connecticut.
                                             Fund has experienced double-digit
   The Fund's underweight position in        returns. It would be imprudent for us to                       Ingrid E. Baker
utilities hurt relative performance as       suggest that such a level of performance
utilities stocks within the MSCI EAFE        is sustainable over the long term.               [BAKER        Chartered Financial
Index performed well during the period.      However, we remain committed to our              PHOTO]        Analyst, is a portfolio
Our holdings in the health care sector       disciplined strategy of selecting                              manager of AIM
also detracted from relative returns. In     holdings based on the strengths of the                         International Core
addition, our small cash position hurt       individual company and holding our                             Equity Fund. She began
the Fund's performance versus the MSCI       course through the market's varying           her investment career in 1990 and joined
EAFE Index in what was a rising market       investment climates.                          INVESCO in 1999. She graduated with a
environment.                                                                               B.A. in international politics from
                                                We welcome any new investors who have      Oberlin College and earned an M.B.A. in
   While only a few holdings declined        joined the Fund during the reporting          finance from the University of Navarra
during the period, VODAFONE GROUP was        period, and to all of our shareholders        in Spain.
among the largest detractors from the        we would like to say thank you for your
Fund's overall performance. Vodafone         continued investment in AIM                                    W. Lindsay Davidson
Group, the world's largest wireless          International Core Equity Fund.
telecommunications services provider,                                                        [DAVIDSON      Portfolio manager of
underperformed during the period because     THE VIEWS AND OPINIONS EXPRESSED IN               PHOTO]       AIM International Core
of recent earnings disappointments and       MANAGEMENT'S DISCUSSION OF FUND                                Equity Fund. He began
challenging industry fundamentals.           PERFORMANCE ARE THOSE OF A I M ADVISORS,                       his investment career
However, we are encouraged by                INC. THESE VIEWS AND OPINIONS ARE                              in 1974 and has served
management's sale of their Japanese          SUBJECT TO CHANGE AT ANY TIME BASED ON        as a portfolio manager with AMVESCAP
operation and believe the stock offers a     FACTORS SUCH AS MARKET AND ECONOMIC           PLC and its affiliates since 1984. A
compelling valuation.                        CONDITIONS. THESE VIEWS AND OPINIONS MAY      native of St. Andrews, Scotland, he
                                             NOT BE RELIED UPON AS INVESTMENT ADVICE       earned his degree in economics with
   From a geographical perspective, all      OR RECOMMENDATIONS, OR AS AN OFFER FOR A      honors from Edinburgh University.
international regions contributed            PARTICULAR SECURITY. THE INFORMATION IS
positively to the absolute results of        NOT A COMPLETE ANALYSIS OF EVERY ASPECT                        Michele T. Garren
the Fund during the reporting period. In     OF ANY MARKET, COUNTRY, INDUSTRY,
particular, our overweight in the            SECURITY OR THE FUND. STATEMENTS OF FACT          [GARREN      Chartered Financial
Netherlands was helpful to the relative      ARE FROM SOURCES CONSIDERED RELIABLE,              PHOTO]      Analyst, is a portfolio
return of the Fund, while our                BUT A I M ADVISORS, INC. MAKES NO                              manager of AIM
underweight position in Spain hurt           REPRESENTATION OR WARRANTY AS TO THEIR                         International Core
relative performance.                        COMPLETENESS OR ACCURACY. ALTHOUGH                             Equity Fund. She began
                                             HISTORICAL PERFORMANCE IS NO GUARANTEE        her investment career in 1987 and joined
   Continental Europe enjoyed a low          OF FUTURE RESULTS, THESE INSIGHTS MAY         INVESCO in 1997. She graduated with a
interest rate environment during the         HELP YOU UNDERSTAND OUR INVESTMENT            B.B.A. in finance from Southern Methodist
period that enabled a broad range of         MANAGEMENT PHILOSOPHY.                        University and earned an M.B.A. in
companies to further improve                                                               finance from New York University.
profitability and enhance global                See important Fund and index
competitiveness. We continued to find        disclosures on the inside front cover.                         Kent A. Starke
attractive investment opportunities
across a wide spectrum of the market. In                                                     [STARKE        Portfolio manager of
Japan, we found several good investment                                                       PHOTO]        AIM International Core
opportunities at modest market                                                                              Equity Fund. He began
valuations. While demand for Japanese                                                                       his investment career
exports slowed to some extent in the                                                                        in 1983 and joined
reporting period, the Japanese domestic                                                    INVESCO in 1992. He has been with the
economy showed signs of improvement.                                                       international equity product since its
Stock selection within Japan made a                                                        inception. He earned a B.B.A. from the
positive contribution to Fund results.                                                     University of Georgia and an M.S. in
                                                                                           finance from Georgia State University.

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE, PLEASE SEE
                                                                                           PAGES 8 AND 9.

AIM International Core Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      mate the expenses that you paid over the         The hypothetical account values and
                                             period. Simply divide your account value      expenses may not be used to estimate the
As a shareholder of the Fund, you incur      by $1,000 (for example, an $8,600             actual ending account balance or
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),       expenses you paid for the period. You
costs, which may include sales charges       then multiply the result by the number        may use this information to compare the
(loads) on purchase payments or              in the table under the heading entitled       ongoing costs of investing in the Fund
contingent deferred sales charges on         "Actual Expenses Paid During Period" to       and other funds. To do so, compare this
redemptions, and redemption fees, if         estimate the expenses you paid on your        5% hypothetical example with the 5%
any; and (2) ongoing costs, including        account during this period.                   hypothetical examples that appear in the
management fees; distribution and/or                                                       shareholder reports of the other funds.
service (12b-1) fees; and other Fund         HYPOTHETICAL EXAMPLE FOR COMPARISON
expenses. This example is intended to        PURPOSES                                         Please note that the expenses shown
help you understand your ongoing costs                                                     in the table are meant to highlight your
(in dollars) of investing in the Fund        The table below also provides                 ongoing costs only and do not reflect
and to compare these costs with ongoing      information about hypothetical account        any transaction costs, such as sales
costs of investing in other mutual           values and hypothetical expenses based        charges (loads) on purchase payments,
funds. The example is based on an            on the Fund's actual expense ratio and        contingent deferred sales charges on
investment of $1,000 invested at the         an assumed rate of return of 5% per year      redemptions, and redemption fees, if
beginning of the period and held for the     before expenses, which is not the Fund's      any. Therefore, the hypothetical
entire period May 1, 2006, through           actual return. The Fund's actual              information is useful in comparing
October 31, 2006.                            cumulative total returns at net asset         ongoing costs only, and will not help
                                             value after expenses for the six months       you determine the relative total costs
ACTUAL EXPENSES                              ended October 31, 2006, appear in the         of owning different funds. In addition,
                                             table "Cumulative Total Returns" on page      if these transaction costs were
The table below provides information         9.                                            included, your costs would have been
about actual account values and actual                                                     higher.
expenses. You may use the information in
this table, together with the amount you
invested, to esti-

====================================================================================================================================

                                                 ACTUAL                                HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING              ENDING              EXPENSES              ENDING              EXPENSES          ANNUALIZED
 SHARE       ACCOUNT VALUE         ACCOUNT VALUE         PAID DURING        ACCOUNT VALUE          PAID DURING         EXPENSE
 CLASS         (5/1/06)            (10/31/06)(1)          PERIOD(2)           (10/31/06)            PERIOD(2)           RATIO
   A          $1,000.00             $1,043.30              $ 7.98             $1,017.39              $ 7.88             1.55%
   B           1,000.00              1,040.00               11.83              1,013.61               11.67             2.30
   C           1,000.00              1,038.60               11.82              1,013.61               11.67             2.30
   R           1,000.00              1,042.00                9.26              1,016.13                9.15             1.80
Investor       1,000.00              1,042.80                7.98              1,017.39                7.88             1.55

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2006, through October 31,
    2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM International Core Equity Fund

Your Fund's long-Term performance

RESULTS OF A $10,000 INVESTMENT

Fund data from 10/28/98, index data from 10/31/98

====================================================================================================================================

                              [MOUNTAIN CHART]

             AIM INTERNATIONAL                      LIPPER INTERNATIONAL
             CORE EQUITY FUND         MSCI EAFE       LARGE-CAP CORE
  DATE    -INVESTOR CLASS SHARES       INDEX           FUNDS INDEX

10/28/98         $10000
   10/98          10020                $10000              $10000
   11/98          10340                 10512               10509
   12/98          10650                 10927               10790
    1/99          10429                 10895               10876
    2/99          10109                 10635               10578
    3/99          10379                 11079               10977
    4/99          10589                 11528               11495
    5/99          10329                 10934               11014
    6/99          10680                 11361               11557
    7/99          10780                 11698               11860
    8/99          10850                 11741               11945
    9/99          10840                 11859               11993
   10/99          11199                 12303               12428
   11/99          11686                 12731               13333
   12/99          13146                 13873               14993
    1/00          12043                 12992               14125
    2/00          12486                 13342               15065
    3/00          12682                 13859               15218
    4/00          12002                 13130               14298
    5/00          11919                 12809               14039
    6/00          12620                 13310               14700
    7/00          12126                 12752               14252
    8/00          12424                 12862               14441
    9/00          11672                 12236               13600
   10/00          11497                 11947               13213
   11/00          11103                 11499               12778
   12/00          11555                 11908               13318
    1/01          11950                 11902               13288
    2/01          11239                 11009               12430
    3/01          10540                 10276               11542
    4/01          11273                 10990               12271
    5/01          11070                 10602               11910
    6/01          10686                 10168               11529
    7/01          10392                  9983               11210
    8/01          10200                  9730               10982
    9/01           9208                  8745                9859
   10/01           9228                  8969               10073
   11/01           9623                  9299               10450
   12/01           9668                  9354               10610
    1/02           9352                  8857               10105
    2/02           9566                  8920               10275
    3/02          10120                  9445               10815
    4/02          10391                  9464               10836
    5/02          10572                  9584               10963
    6/02          10154                  9203               10571
    7/02           9092                  8294                9477
    8/02           9160                  8275                9492
    9/02           8054                  7387                8488
   10/02           8303                  7784                8992
   11/02           8720                  8137                9399
   12/02           8529                  7863                9066
    1/03           8156                  7535                8652
    2/03           7930                  7362                8438
    3/03           7783                  7218                8255
    4/03           8461                  7925                9024
    5/03           8913                  8405                9548
    6/03           9026                  8608                9758
    7/03           9218                  8817                9996
    8/03           9388                  9030               10240
    9/03           9523                  9308               10437
   10/03           9998                  9888               11040
   11/03          10311                 10108               11248
   12/03          11106                 10898               12031
    1/04          11220                 11052               12277
    2/04          11492                 11307               12554
    3/04          11436                 11370               12575
    4/04          11220                 11113               12183
    5/04          11311                 11137               12161
    6/04          11696                 11395               12325
    7/04          11322                 11025               11873
    8/04          11356                 11074               11971
    9/04          11663                 11363               12332
   10/04          12083                 11751               12703
   11/04          12741                 12553               13523
   12/04          13251                 13104               14097
    1/05          12919                 12864               13797
    2/05          13537                 13419               14422
    3/05          13205                 13082               14037
    4/05          12920                 12775               13713
    5/05          12885                 12781               13758
    6/05          12988                 12950               13914
    7/05          13274                 13347               14398
    8/05          13594                 13685               14854
    9/05          14120                 14294               15387
   10/05          13766                 13877               14944
   11/05          14005                 14216               15290
   12/05          14616                 14878               16049
    1/06          15293                 15791               17118
    2/06          15305                 15756               17013
    3/06          15863                 16275               17649
    4/06          16647                 17053               18475
    5/06          16076                 16391               17614
    6/06          16028                 16389               17559
    7/06          16348                 16552               17701
    8/06          16752                 17007               18195
    9/06          16824                 17033               18211
   10/06          17355                 17696               18895

====================================================================================================================================

                                                                                                                 SOURCE: LIPPER INC.

Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable         effective than other types of charts in
sales charges, Fund expenses and             illustrating changes in value during the
management fees. Performance of an index     early years shown in the chart. The
of funds reflects fund expenses and          vertical axis, the one that indicates
management fees; performance of a market     the dollar value of an investment, is
index does not. Performance shown in the     constructed with each segment
chart and table(s) does not reflect          representing a percent change in the
deduction of taxes a shareholder would       value of the investment. In this chart,
pay on Fund distributions or sale of         each segment represents a doubling, or
Fund shares. Performance of the indexes      100% change, in the value of the
does not reflect the effects of taxes.       investment. In other words, the space
                                             between $5,000 and $10,000 is the same
                                             size as the space between $10,000 and
                                             $20,000, and so on.


AIM International Core Equity Fund

=========================================    =========================================     =========================================
 AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS

As of 10/31/06, including applicable         As of 9/30/06, the most recent calendar       6 months ended 10/31/06, excluding
sales charges                                quarter-end, including applicable sales       applicable sales charges
                                             charges
CLASS A SHARES                                                                             Class A Shares                      4.33%
Inception (3/28/02)                10.84%    CLASS A SHARES                                Class B Shares                      4.00
 1 Year                            19.21     Inception (3/28/02)                10.30%     Class C Shares                      3.86
                                              1 Year                            12.71      Class R Shares                      4.20
CLASS B SHARES                                                                             Investor Class Shares               4.28
Inception (3/28/02)                11.32%    CLASS B SHARES                                =========================================
 1 Year                            20.28     Inception (3/28/02)                10.76%
                                              1 Year                            13.31
CLASS C SHARES
Inception (2/14/00)                 4.20%    CLASS C SHARES
 5 Years                           12.48     Inception (2/14/00)                 3.78%
 1 Year                            24.21      5 Years                           11.85
                                              1 Year                            17.28
Class R Shares
Inception (11/24/03)               19.68%    CLASS R SHARES
 1 Year                            25.86     Inception (11/24/03)               19.02%
                                              1 Year                            18.91
Investor Class Shares
Inception (10/28/98)                7.13%    INVESTOR CLASS SHARES
 5 Years                           13.47     Inception (10/28/98)                6.78%
 1 Year                            26.11      5 Years                           12.81
                                              1 Year                            19.16
=========================================    =========================================

THE PERFORMANCE DATA QUOTED REPRESENT        CONTINGENT DEFERRED SALES CHARGE (CDSC)          THE PERFORMANCE OF THE FUND'S SHARE
PAST PERFORMANCE AND CANNOT GUARANTEE        FOR THE PERIOD INVOLVED. THE CDSC ON          CLASSES WILL DIFFER PRIMARILY DUE TO
COMPARABLE FUTURE RESULTS; CURRENT           CLASS B SHARES DECLINES FROM 5% BEGINNING     DIFFERENT SALES CHARGE STRUCTURES AND
PERFORMANCE MAY BE LOWER OR HIGHER.          AT THE TIME OF PURCHASE TO 0% AT THE          CLASS EXPENSES.
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      BEGINNING OF THE SEVENTH YEAR. THE CDSC
MOST RECENT MONTH-END PERFORMANCE.           ON CLASS C SHARES IS 1% FOR THE FIRST            HAD THE ADVISOR NOT WAIVED FEES AND/OR
PERFORMANCE FIGURES REFLECT REINVESTED       YEAR AFTER PURCHASE. CLASS R SHARES DO        REIMBURSED EXPENSES IN THE PAST,
DISTRIBUTIONS, CHANGES IN NET ASSET VALUE    NOT HAVE A FRONT-END SALES CHARGE;            PERFORMANCE WOULD HAVE BEEN LOWER.
AND THE EFFECT OF THE MAXIMUM SALES          RETURNS SHOWN ARE AT NET ASSET VALUE AND
CHARGE UNLESS OTHERWISE STATED.              DO NOT REFLECT A 0.75% CDSC THAT MAY BE          A REDEMPTION FEE OF 2% WILL BE IMPOSED
INVESTMENT RETURN AND PRINCIPAL VALUE        IMPOSED ON A TOTAL REDEMPTION OF              ON CERTAIN REDEMPTIONS OR EXCHANGES OUT
WILL FLUCTUATE SO THAT YOU MAY HAVE A        RETIREMENT PLAN ASSETS WITHIN THE FIRST       OF THE FUND WITHIN 30 DAYS OF PURCHASE.
GAIN OR LOSS WHEN YOU SELL SHARES.           YEAR. INVESTOR CLASS SHARES DO NOT HAVE A     EXCEPTIONS TO THE REDEMPTION FEE ARE
                                             FRONT-END SALES CHARGE OR CDSC;               LISTED IN THE FUND'S PROSPECTUS.
   CLASS A SHARE PERFORMANCE REFLECTS THE    THEREFORE, PERFORMANCE SHOWN IS AT NET
MAXIMUM 5.50% SALES CHARGE, AND CLASS B      ASSET VALUE.
AND CLASS C SHARE PERFORMANCE REFLECTS
THE APPLICABLE

AIM International Core Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM                 the one and three year periods and above      those of the Fund and above the total
International Mutual Funds (the "Board")     such median performance for the five year     advisory fee rates for 134 separately
oversees the management of AIM               period. The Board also noted that AIM         managed accounts/wrap accounts managed by
International Core Equity Fund (the          began serving as investment advisor to        an AIM affiliate with investment
"Fund") and, as required by law,             the Fund in November 2003. Based on this      strategies comparable to those of the
determines annually whether to approve       review and after taking account of all of     Fund. The Board noted that AIM has agreed
the continuance of the Fund's advisory       the other factors that the Board              to limit the Fund's total annual
agreement with A I M Advisors, Inc.          considered in determining whether to          operating expenses, as discussed below.
("AIM"). Based upon the recommendation of    continue the Advisory Agreement for the       Based on this review, the Board concluded
the Investments Committee of the Board,      Fund, the Board concluded that no changes     that the advisory fee rate for the Fund
at a meeting held on June 27, 2006, the      should be made to the Fund and that it        under the Advisory Agreement was fair and
Board, including all of the independent      was not necessary to change the Fund's        reasonable.
trustees, approved the continuance of the    portfolio management team at this time.
advisory agreement (the "Advisory            However, due to the Fund's                    o Fees relative to those of comparable
Agreement") between the Fund and AIM for     under-performance, the Board also             funds with other advisors. The Board
another year, effective July 1, 2006.        concluded that it would be appropriate        reviewed the advisory fee rate for the
                                             for the Board to continue to closely          Fund under the Advisory Agreement. The
   The Board considered the factors          monitor and review the performance of the     Board compared effective contractual
discussed below in evaluating the            Fund. Although the independent written        advisory fee rates at a common asset
fairness and reasonableness of the           evaluation of the Fund's Senior Officer       level at the end of the past calendar
Advisory Agreement at the meeting on June    (discussed below) only considered Fund        year and noted that the Fund's rate was
27, 2006 and as part of the Board's          performance through the most recent           below the median rate of the funds
ongoing oversight of the Fund. In their      calendar year, the Board also reviewed        advised by other advisors with investment
deliberations, the Board and the             more recent Fund performance, which did       strategies comparable to those of the
independent trustees did not identify any    not change their conclusions.                 Fund that the Board reviewed. The Board
particular factor that was controlling,                                                    noted that AIM has agreed to limit the
and each trustee attributed different        o The performance of the Fund relative to     Fund's total annual operating expenses,
weights to the various factors.              indices. The Board reviewed the               as discussed below. Based on this review,
                                             performance of the Fund during the past       the Board concluded that the advisory fee
   One responsibility of the independent     one, three and five calendar years            rate for the Fund under the Advisory
Senior Officer of the Fund is to manage      against the performance of the Lipper         Agreement was fair and reasonable.
the process by which the Fund's proposed     International Large Cap Core Index. The
management fees are negotiated to ensure     Board noted that the Fund's performance       o Expense limitations and fee waivers.
that they are negotiated in a manner         was below the performance of such Index       The Board noted that AIM has
which is at arms' length and reasonable.     for the one year period and comparable to     contractually agreed to waive fees and/or
To that end, the Senior Officer must         such Index for the three year five year       limit expenses of the Fund through
either supervise a competitive bidding       periods. The Board also noted that AIM        October 31, 2006 in an amount necessary
process or prepare an independent written    began serving as investment advisor to        to limit total annual operating expenses
evaluation. The Senior Officer has           the Fund in November 2003. Based on this      to a specified percentage of average
recommended an independent written           review and after taking account of all of     daily net assets for each class of the
evaluation in lieu of a competitive          the other factors that the Board              Fund. The Board considered the
bidding process and, upon the direction      considered in determining whether to          contractual nature of this fee
of the Board, has prepared such an           continue the Advisory Agreement for the       waiver/expense limitation and noted that
independent written evaluation. Such         Fund, the Board concluded that no changes     it remains in effect until October 31,
written evaluation also considered           should be made to the Fund and that it        2006. The Board considered the effect
certain of the factors discussed below.      was not necessary to change the Fund's        this fee waiver/expense limitation would
                                             portfolio management team at this time.       have on the Fund's estimated expenses and
   The discussion below serves as a          However, due to the Fund's                    concluded that the levels of fee
summary of the Senior Officer's              under-performance, the Board also             waivers/expense limitations for the Fund
independent written evaluation, as well      concluded that it would be appropriate        were fair and reasonable.
as a discussion of the material factors      for the Board to continue to closely
and the conclusions with respect thereto     monitor and review the performance of the     o Breakpoints and economies of scale. The
that formed the basis for the Board's        Fund. Although the independent written        Board reviewed the structure of the
approval of the Advisory Agreement. After    evaluation of the Fund's Senior Officer       Fund's advisory fee under the Advisory
consideration of all of the factors below    (discussed below) only considered Fund        Agreement, noting that it includes six
and based on its informed business           performance through the most recent           breakpoints. The Board reviewed the level
judgment, the Board determined that the      calendar year, the Board also reviewed        of the Fund's advisory fees, and noted
Advisory Agreement is in the best            more recent Fund performance, which did       that such fees, as a percentage of the
interests of the Fund and its                not change their conclusions.                 Fund's net assets, would decrease as net
shareholders and that the compensation to                                                  assets increase because the Advisory
AIM under the Advisory Agreement is fair     o Meetings with the Fund's portfolio          Agreement includes breakpoints. The Board
and reasonable and would have been           managers and investment personnel. With       noted that, due to the Fund's asset
obtained through arm's length                respect to the Fund, the Board is meeting     levels at the end of the past calendar
negotiations.                                periodically with such Fund's portfolio       year and the way in which the advisory
                                             managers and/or other investment              fee breakpoints have been structured, the
   Unless otherwise stated, information      personnel and believes that such              Fund has yet to benefit from the
presented below is as of June 27, 2006       individuals are competent and able to         breakpoints. The Board concluded that the
and does not reflect any changes that may    continue to carry out their                   Fund's fee levels under the Advisory
have occurred since June 27, 2006,           responsibilities under the Advisory           Agreement therefore would reflect
including but not limited to changes to      Agreement.                                    economies of scale at higher asset levels
the Fund's performance, advisory fees,                                                     and that it was not necessary to change
expense limitations and/or fee waivers.      o Overall performance of AIM. The Board       the advisory fee breakpoints in the
                                             considered the overall performance of AIM     Fund's advisory fee schedule.
o The nature and extent of the advisory      in providing investment advisory and
services to be provided by AIM. The Board    portfolio administrative services to the      o Investments in affiliated money market
reviewed the services to be provided by      Fund and concluded that such performance      funds. The Board also took into account
AIM under the Advisory Agreement. Based      was satisfactory.                             the fact that uninvested cash and cash
on such review, the Board concluded that                                                   collateral from securities lending
the range of services to be provided by      o Fees relative to those of clients of        arrangements, if any (collectively, "cash
AIM under the Advisory Agreement was         AIM with comparable investment                balances") of the Fund may be invested in
appropriate and that AIM currently is        strategies. The Board reviewed the            money market funds advised by AIM
providing services in accordance with the    effective advisory fee rate (before           pursuant to the terms of an SEC exemptive
terms of the Advisory Agreement.             waivers) for the Fund under the Advisory      order. The Board found that the Fund may
                                             Agreement. The Board noted that this rate     realize certain benefits upon investing
o The quality of services to be provided     was (i) below the effective advisory fee      cash balances in AIM advised money market
by AIM. The Board reviewed the               rate (before waivers) for one variable        funds, including a higher net return,
credentials and experience of the            insurance fund advised by AIM and offered     increased liquidity, increased
officers and employees of AIM who will       to insurance company separate accounts        diversification or decreased transaction
provide investment advisory services to      with investment strategies comparable to      costs. The Board also found that the Fund
the Fund. In reviewing the qualifications    those of the Fund; (ii) above the             will not receive reduced services if it
of AIM to provide investment advisory        effective sub-advisory fee rate for one       invests its cash balances in such money
services, the Board considered such          collective trust fund sub-advised by an       market funds. The Board noted that, to
issues as AIM's portfolio and product        AIM affiliate with investment strategies      the extent the Fund invests uninvested
review process, various back office          comparable to those of the Fund, although     cash in affiliated money market funds,
support functions provided by AIM and        the total advisory fees for such              AIM has voluntarily agreed to waive a
AIM's equity and fixed income trading        collective investment fund were above         portion of the advisory fees it receives
operations. Based on the review of these     those for the Fund; (iii) above the           from the Fund attributable to such
and other factors, the Board concluded       effective sub-advisory fee rate for one       investment. The Board further determined
that the quality of services to be           variable insurance fund sub-advised by an     that the proposed securities lending
provided by AIM was appropriate and that     AIM affiliate and offered to insurance        program and related procedures with
AIM currently is providing satisfactory      company separate accounts with investment     respect to the lending Fund is in the
services in accordance with the terms of     strategies comparable to those of the         best interests of the lending Fund and
the Advisory Agreement.                      Fund, although the total advisory fees        its respective shareholders. The Board
                                             for such variable insurance fund were         therefore concluded that the investment
o The performance of the Fund relative to    above those for the Fund; and (iv) below      of cash collateral received in connection
comparable funds. The Board reviewed the     or comparable to the total advisory fee       with the securities lending program in
performance of the Fund during the past      rates for 169 separately managed              the money market funds according to the
one, three and five calendar years           accounts/wrap accounts managed by an AIM      procedures is in the best interests of
against the performance of funds advised     affiliate with investment strategies          the lending Fund and its respective
by other advisors with investment            comparable to                                 shareholders.
strategies comparable to those of the
Fund. The Board noted that the Fund's
performance was below the median
performance of such comparable funds for

                                                                                                                        (continued)

AIM International Core Equity Fund

o Independent written evaluation and         the Board, at a meeting held on June 27,      iod and comparable to such Index for the
recommendations of the Fund's Senior         2006, the Board, including all of the         three and five year periods. The Board
Officer. The Board noted that, upon their    independent trustees, approved the            also noted that AIM began serving as
direction, the Senior Officer of the         continuance of the sub-advisory agreement     investment advisor to the Fund in
Fund, who is independent of AIM and AIM's    (the "Sub-Advisory Agreement") between        November 2003. Based on this review and
affiliates, had prepared an independent      INVESCO Global Asset Management (N.A.),       after taking account of all of the other
written evaluation in order to assist the    Inc. (the "Sub-Advisor") and AIM with         factors that the Board considered in
Board in determining the reasonableness      respect to the Fund for another year,         determining whether to continue the
of the proposed management fees of the       effective July 1, 2006.                       Advisory Agreement for the Fund, the
AIM Funds, including the Fund. The Board                                                   Board concluded that no changes should be
noted that the Senior Officer's written         The Board considered the factors           made to the Fund and that it was not
evaluation had been relied upon by the       discussed below in evaluating the             necessary to change the Fund's portfolio
Board in this regard in lieu of a            fairness and reasonableness of the Sub-       management team at this time. However,
competitive bidding process. In              Advisory Agreement at the meeting on June     due to the Fund's under-performance, the
determining whether to continue the          27, 2006 and as part of the Board's           Board also concluded that it would be
Advisory Agreement for the Fund, the         ongoing oversight of the Fund. In their       appropriate for the Board to continue to
Board considered the Senior Officer's        deliberations, the Board and the              closely monitor and review the
written evaluation.                          independent trustees did not identify any     performance of the Fund. Although the
                                             particular factor that was controlling,       independent written evaluation of the
o Profitability of AIM and its               and each trustee attributed different         Fund's Senior Officer (discussed below)
affiliates. The Board reviewed               weights to the various factors.               only considered Fund performance through
information concerning the profitability                                                   the most recent calendar year, the Board
of AIM's (and its affiliates') investment       The discussion below serves as a           also reviewed more recent Fund
advisory and other activities and its        discussion of the material factors and        performance, which did not change their
financial condition. The Board considered    the conclusions with respect thereto that     conclusions.
the overall profitability of AIM, as well    formed the basis for the Board's approval
as the profitability of AIM in connection    of the Sub-Advisory Agreement. After          o Meetings with the Fund's portfolio
with managing the Fund. The Board noted      consideration of all of the factors below     managers and investment personnel. The
that AIM's operations remain profitable,     and based on its informed business            Board is meeting periodically with the
although increased expenses in recent        judgment, the Board determined that the       Fund's portfolio managers and/or other
years have reduced AIM's profitability.      Sub-Advisory Agreement is in the best         investment personnel and believes that
Based on the review of the profitability     interests of the Fund and its                 such individuals are competent and able
of AIM's and its affiliates' investment      shareholders and that the compensation to     to continue to carry out their
advisory and other activities and its        the Sub-Advisor under the Sub-Advisory        responsibilities under the Sub-Advisory
financial condition, the Board concluded     Agreement is fair and reasonable.             Agreement.
that the compensation to be paid by the
Fund to AIM under its Advisory Agreement        Unless otherwise stated, information       o Overall performance of the Sub-Advisor.
was not excessive.                           presented below is as of June 27, 2006        The Board considered the overall
                                             and does not reflect any changes that may     performance of the Sub-Advisor in
o Benefits of soft dollars to AIM. The       have occurred since June 27, 2006,            providing investment advisory services to
Board considered the benefits realized by    including but not limited to changes to       the Fund and concluded that such
AIM as a result of brokerage transactions    the Fund's performance.                       performance was satisfactory.
executed through "soft dollar"
arrangements. Under these arrangements,      o The nature and extent of the advisory       o Fees relative to those of clients of
brokerage commissions paid by the Fund       services to be provided by the                the Sub-Advisor with comparable
and/or other funds advised by AIM are        Sub-Advisor. The Board reviewed the           investment strategies. The Board reviewed
used to pay for research and execution       services to be provided by the                the sub-advisory fee rate for the Fund
services. This research may be used by       Sub-Advisor under the Sub-Advisory            under the Sub-Advisory Agreement and the
AIM in making investment decisions for       Agreement. Based on such review, the          sub-advisory fees paid thereunder. The
the Fund. The Board concluded that such      Board concluded that the range of             Board noted that this rate was (i) below
arrangements were appropriate.               services to be provided by the                the sub-advisory fee rate for a variable
                                             Sub-Advisor under the Sub-Advisory            insurance fund sub-advised by the
o AIM's financial soundness in light of      Agreement was appropriate and that the        Sub-Advisor and offered to insurance
the Fund's needs. The Board considered       Sub-Advisor currently is providing            company separate accounts with investment
whether AIM is financially sound and has     services in accordance with the terms of      strategies comparable to those of the
the resources necessary to perform its       the Sub-Advisory Agreement.                   Fund; and (ii) below or comparable to the
obligations under the Advisory Agreement,                                                  total advisory fee rates for 26
and concluded that AIM has the financial     o The quality of services to be provided      separately managed accounts/wrap accounts
resources necessary to fulfill its           by the Sub-Advisor. The Board reviewed        managed by the Sub-Advisor with
obligations under the Advisory Agreement.    the credentials and experience of the         investment strategies comparable to those
                                             officers and employees of the Sub-Advisor     of the Fund and above the total advisory
o Historical relationship between the        who will provide investment advisory          fee rates for 277 separately managed
Fund and AIM. In determining whether to      services to the Fund. Based on the review     accounts/wrap accounts managed by the
continue the Advisory Agreement for the      of these and other factors, the Board         Sub-Advisor with investment strategies
Fund, the Board also considered the prior    concluded that the quality of services to     comparable to those of the Fund. The
relationship between AIM and the Fund, as    be provided by the Sub-Advisor was            Board noted that AIM has agreed to limit
well as the Board's knowledge of AIM's       appropriate, and that the Sub-Advisor         the Fund's total annual operating
operations, and concluded that it was        currently is providing satisfactory           expenses. The Board also considered the
beneficial to maintain the current           services in accordance with the terms of      services to be provided by the Sub-
relationship, in part, because of such       the Sub-Advisory Agreement.                   Advisor pursuant to the Sub-Advisory
knowledge. The Board also reviewed the                                                     Agreement and the services to be provided
general nature of the non-investment         o The performance of the Fund relative to     by AIM pursuant to the Advisory
advisory services currently performed by     comparable funds. The Board reviewed the      Agreement, as well as the allocation of
AIM and its affiliates, such as              performance of the Fund during the past       fees between AIM and the Sub-Advisor
administrative, transfer agency and          one, three and five calendar years            pursuant to the Sub-Advisory Agreement.
distribution services, and the fees          against the performance of funds advised      The Board noted that the sub-advisory
received by AIM and its affiliates for       by other advisors with investment             fees have no direct effect on the Fund or
performing such services. In addition to     strategies comparable to those of the         its shareholders, as they are paid by AIM
reviewing such services, the trustees        Fund. The Board noted that the Fund's         to the Sub-Advisor, and that AIM and the
also considered the organizational           performance was below the median              Sub-Advisor are affiliates. Based on this
structure employed by AIM and its            performance of such comparable funds for      review, the Board concluded that the
affiliates to provide those services.        the one and three year periods and above      sub-advisory fee rate under the
Based on the review of these and other       such median performance for the five year     Sub-Advisory Agreement was fair and
factors, the Board concluded that AIM and    period. The Board also noted that AIM         reasonable.
its affiliates were qualified to continue    began serving as investment advisor to
to provide non-investment advisory           the Fund in November 2003. Based on this      o Profitability of AIM and its
services to the Fund, including              review and after taking account of all of     affiliates. The Board reviewed
administrative, transfer agency and          the other factors that the Board              information concerning the profitability
distribution services, and that AIM and      considered in determining whether to          of AIM's (and its affiliates') investment
its affiliates currently are providing       continue the Advisory Agreement for the       advisory and other activities and its
satisfactory non-investment advisory         Fund, the Board concluded that no changes     financial condition. The Board considered
services.                                    should be made to the Fund and that it        the overall profitability of AIM, as well
                                             was not necessary to change the Fund's        as the profitability of AIM in connection
o Other factors and current trends. The      portfolio management team at this time.       with managing the Fund. The Board noted
Board considered the steps that AIM and      However, due to the Fund's                    that AIM's operations remain profitable,
its affiliates have taken over the last      under-performance, the Board also             although increased expenses in recent
several years, and continue to take, in      concluded that it would be appropriate        years have reduced AIM's profitability.
order to improve the quality and             for the Board to continue to closely          Based on the review of the profitability
efficiency of the services they provide      monitor and review the performance of the     of AIM's and its affiliates' investment
to the Funds in the areas of investment      Fund. Although the independent written        advisory and other activities and its
performance, product line                    evaluation of the Fund's Senior Officer       financial condition, the Board concluded
diversification, distribution, fund          (discussed below) only considered Fund        that the compensation to be paid by the
operations, shareholder services and         performance through the most recent           Fund to AIM under its Advisory Agreement
compliance. The Board concluded that         calendar year, the Board also reviewed        was not excessive.
these steps taken by AIM have improved,      more recent Fund performance, which did
and are likely to continue to improve,       not change their conclusions.                 o The Sub-Advisor's financial soundness
the quality and efficiency of the                                                          in light of the Fund's needs. The Board
services AIM and its affiliates provide      o The performance of the Fund relative to     considered whether the Sub-Advisor is
to the Fund in each of these areas, and      indices. The Board reviewed the               financially sound and has the resources
support the Board's approval of the          performance of the Fund during the past       necessary to perform its obligations
continuance of the Advisory Agreement for    one, three and five calendar years            under the Sub-Advisory Agreement, and
the Fund.                                    against the performance of the Lipper         concluded that the Sub-Advisor has the
                                             International Large Cap Core Index. The       financial resources necessary to fulfill
APPROVAL OF SUB-ADVISORY AGREEMENT           Board noted that the Fund's performance       its obligations under the Sub-Advisory
The Board oversees the management of         was below the performance of such Index       Agreement.
the Fund and, as required by law,            for the one year per-
determines annually whether to approve
the continuance of the Fund's
sub-advisory agreement. Based upon the
recommendation of the Investments
Committee of

Supplement to Annual Report dated 10/31/06

AIM International Core Equity Fund

                                                 ===================================

Institutional Class Shares                       AVERAGE ANNUAL TOTAL RETURNS               PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                                 For periods ended 10/31/06            INDICATIVE OF FUTURE RESULTS. MORE RECENT
The following information has been prepared to                                         RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.
provide Institutional Class shareholders with    Inception (4/30/04)          19.70%   ALL RETURNS ASSUME REINVESTMENT OF
a performance overview specific to their            1 Year                    26.86    DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND
holdings. Institutional Class shares are            6 Months*                  4.60    PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
offered exclusively to institutional                                                   SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR
investors, including defined contribution        ===================================   LESS THAN THEIR ORIGINAL COST. SEE FULL
plans that meet certain criteria.                                                      REPORT FOR INFORMATION ON COMPARATIVE
                                                 AVERAGE ANNUAL TOTAL RETURNS          BENCHMARKS. PLEASE CONSULT YOUR FUND
                                                 For periods ended 9/30/06, most       PROSPECTUS FOR MORE INFORMATION. FOR THE MOST
                                                 recent calendar quarter-end           CURRENT MONTH-END PERFORMANCE, PLEASE CALL
                                                                                       800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                                 Inception (4/30/04)          18.91%
                                                    1 Year                    19.84
                                                    6 Months*                  6.42

                                                 *Cumulative total return that has
                                                 not been annualized

                                                 ===================================

                                                 INSTITUTIONAL CLASS SHARES HAVE NO
                                                 SALES CHARGE; THEREFORE,
                                                 PERFORMANCE IS AT NET ASSET VALUE
                                                 (NAV). PERFORMANCE OF INSTITUTIONAL
                                                 CLASS SHARES WILL DIFFER FROM
                                                 PERFORMANCE OF OTHER SHARE CLASSES
                                                 PRIMARILY DUE TO DIFFERING SALES
                                                 CHARGES AND CLASS EXPENSES.

                                                      A REDEMPTION FEE OF 2% WILL BE
                                                 IMPOSED ON CERTAIN REDEMPTIONS OR
                                                 EXCHANGES OUT OF THE FUND WITHIN 30
                                                 DAYS OF PURCHASE. EXCEPTIONS TO THE
                                                 REDEMPTION FEE ARE LISTED IN THE
                                                 FUND'S PROSPECTUS.

                                                      HAD THE ADVISOR NOT WAIVED
                                                 FEES AND/OR REIMBURSED EXPENSES IN
                                                 THE PAST, PERFORMANCE WOULD HAVE
                                                 BEEN LOWER.

==============================================

NASDAQ SYMBOL                            IBVIX

==============================================

Over for information on your Fund's expenses.

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                              [YOUR GOALS. OUR SOLUTIONS.]   [AIM INVESTMENTS LOGO APPEARS HERE]
AIMINVESTMENTS.COM   I-ICE-INS-1   A I M Distributors, Inc.     --REGISTERED TRADEMARK--           --REGISTERED TRADEMARK--

Information about your Fund's expenses

Calculating your ongoing Fund expenses

Example                                          divide your account value by $1,000   The hypothetical account values and expenses
                                                 (for example, an $8,600 account       may not be used to estimate the actual ending
As a shareholder of the Fund, you incur          value divided by $1,000 = 8.6),       account balance or expenses you paid for the
ongoing costs, including management fees and     then multiply the result by the       period. You may use this information to
other Fund expenses. This example is intended    number in the table under the         compare the ongoing costs of investing in the
to help you understand your ongoing costs (in    heading entitled "Actual Expenses     Fund and other funds. To do so, compare this
dollars) of investing in the Fund and to         Paid During Period" to estimate the   5% hypothetical example with the 5%
compare these costs with ongoing costs of        expenses you paid on your account     hypothetical examples that appear in the
investing in other mutual funds. The example     during this period.                   shareholder reports of the other funds.
is based on an investment of $1,000 invested
at the beginning of the period and held for      Hypothetical example for comparison   Please note that the expenses shown in the
the entire period May 1, 2006, through October   purposes                              table are meant to highlight your ongoing
31, 2006.                                                                              costs only. Therefore, the hypothetical
                                                 The table below also provides         information is useful in comparing ongoing
Actual expenses                                  information about hypothetical        costs only, and will not help you determine
                                                 account values and hypothetical       the relative total costs of owning different
The table below provides information about       expenses based on the Fund's actual   funds.
actual account values and actual expenses. You   expense ratio and an assumed rate
may use the information in this table,           of return of 5% per year before
together with the amount you invested, to        expenses, which is not the Fund's
estimate the expenses that you paid over the     actual return. The Fund's actual
period. Simply                                   cumulative total return after
                                                 expenses for the six months ended
                                                 October 31, 2006, appears in the
                                                 table on the front of this
                                                 supplement.

====================================================================================================================================

                                                                                                     HYPOTHETICAL
                                                       ACTUAL                             (5% ANNUAL RETURN BEFORE EXPENSES)

                       BEGINNING              ENDING             EXPENSES             ENDING             EXPENSES         ANNUALIZED
    SHARE            ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING        ACCOUNT VALUE        PAID DURING          EXPENSE
    CLASS               (5/1/06)          (10/31/06)(1)         PERIOD(2)           (10/31/06)          PERIOD(2)            RATIO

Institutional          $1,000.00            $1,046.00             $4.95             $1,020.37             $4.89             0.96%

(1)  The actual ending account value is based on the actual total return of the Fund for the period May 1, 2006, through October 31,
     2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2006, appears in the table on the front of this supplement.

(2)  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIMINVESTMENTS.COM   I-ICE-INS-1   A I M Distributors, Inc.

AIM International Core Equity Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.68%

AUSTRALIA-1.38%

National Australia Bank Ltd. (Diversified
  Banks)(a)(b)                                    204,400   $  6,018,336
========================================================================

BELGIUM-0.87%

Belgacom S.A. (Integrated Telecommunication
  Services)(b)                                     92,600      3,789,172
========================================================================

CANADA-1.37%

BCE Inc. (Integrated Telecommunication
  Services)(b)                                    115,608      3,264,250
------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                      57,100      2,712,339
========================================================================
                                                               5,976,589
========================================================================

CHINA-0.61%

China Life Insurance Co., Ltd.-ADR (Life &
  Health Insurance)(b)                             31,700      2,679,601
========================================================================

DENMARK-1.38%

Danske Bank A.S. (Diversified Banks)(a)           143,400      6,011,045
========================================================================

FINLAND-5.38%

Nokia Oyj (Communications Equipment)(a)           498,964      9,917,468
------------------------------------------------------------------------
Stora Enso Oyj-Class R (Paper Products)(b)        340,400      5,509,074
------------------------------------------------------------------------
UPM-Kymmene Oyj (Paper Products)(a)(b)            316,400      8,010,264
========================================================================
                                                              23,436,806
========================================================================

FRANCE-6.88%

Compagnie Generale des Etablissements
  Michelin- Class B (Tires & Rubber)(a)(b)         86,522      7,052,401
------------------------------------------------------------------------
Credit Agricole S.A. (Diversified
  Banks)(a)(b)                                    145,600      6,170,209
------------------------------------------------------------------------
Societe Generale-ADR (Diversified Banks)(c)       125,779      4,180,429
------------------------------------------------------------------------
Thomson (Consumer Electronics)(a)                 278,400      4,814,422
------------------------------------------------------------------------
Total S.A.-ADR (Integrated Oil & Gas)             114,300      7,788,402
========================================================================
                                                              30,005,863
========================================================================

GERMANY-2.86%

BASF A.G. (Diversified Chemicals)                  74,885      6,600,718
------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)(a)                               102,400      5,877,169
========================================================================
                                                              12,477,887
========================================================================

HONG KONG-2.05%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                    341,000      3,706,721
------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)(b)                            592,100      5,249,008
========================================================================
                                                               8,955,729
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

ITALY-1.84%

Eni S.p.A-ADR (Integrated Oil & Gas)(b)           132,446   $  8,040,797
========================================================================

JAPAN-19.45%

Canon Inc. (Office Electronics)(a)                198,800     10,575,340
------------------------------------------------------------------------
East Japan Railway Co. (Railroads)(a)                 623      4,355,562
------------------------------------------------------------------------
FUJIFILM Holdings Corp. (Photographic
  Products)                                       265,400      9,848,456
------------------------------------------------------------------------
Kao Corp. (Household Products)                    137,000      3,596,139
------------------------------------------------------------------------
Nippon Telegraph and Telephone Corp.
  (Integrated Telecommunication Services)           1,003      5,051,190
------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)(a)(b)          189,400      4,941,508
------------------------------------------------------------------------
Nomura Holdings, Inc. (Investment Banking &
  Brokerage)(b)                                   332,300      5,867,159
------------------------------------------------------------------------
Seven & I Holdings Co., Ltd. (Food
  Retail)(a)(b)                                   199,900      6,381,471
------------------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd. (Specialty
  Chemicals)(a)                                    98,300      6,441,617
------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(a)                40,700      5,555,229
------------------------------------------------------------------------
Sony Corp.-ADR (Consumer Electronics)             224,370      9,194,683
------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(a)                            137,400      8,798,377
------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                                70,400      4,155,284
========================================================================
                                                              84,762,015
========================================================================

MEXICO-2.01%

Fomento Economico Mexicano, S.A. de C.V.-ADR
  (Soft Drinks)                                    37,200      3,596,868
------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunication Services)         195,100      5,148,689
========================================================================
                                                               8,745,557
========================================================================

NETHERLANDS-9.75%

Aegon N.V. (Life & Health Insurance)(a)           555,200     10,191,327
------------------------------------------------------------------------
Heineken N.V. (Brewers)(a)                        170,700      7,734,486
------------------------------------------------------------------------
ING Groep N.V.-ADR (Other Diversified
  Financial Services)                             136,300      6,042,179
------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)     112,200      3,907,926
------------------------------------------------------------------------
TNT N.V. (Air Freight & Logistics)(a)             247,400      9,512,260
------------------------------------------------------------------------
Unilever N.V. (Packaged Foods & Meats)(a)(b)      207,992      5,126,876
========================================================================
                                                              42,515,054
========================================================================

NORWAY-0.57%

Statoil A.S.A. (Integrated Oil & Gas)(a)           97,400      2,471,896
========================================================================

SOUTH KOREA-2.87%

Kookmin Bank (Diversified Banks)(a)                57,400      4,549,071
------------------------------------------------------------------------
Korea Electric Power Corp.-ADR (Electric
  Utilities)                                      126,500      2,502,170
------------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
  Services)                                       243,000      5,438,340
========================================================================
                                                              12,489,581
========================================================================

AIM International Core Equity Fund

                                                 SHARES        VALUE
------------------------------------------------------------------------

SPAIN-1.05%

Repsol YPF, S.A.-ADR (Integrated Oil & Gas)       136,200   $  4,555,890
========================================================================

SWEDEN-1.27%

Nordea Bank A.B. (Diversified Banks)              402,200      5,541,249
========================================================================

SWITZERLAND-8.79%

Credit Suisse Group (Diversified Capital
  Markets)(a)                                     122,200      7,362,439
------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(a)            33,010     11,269,375
------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)(a)                188,960     11,463,285
------------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)(a)                                    33,214      8,198,170
========================================================================
                                                              38,293,269
========================================================================

TAIWAN-0.52%

Taiwan Semiconductor Manufacturing Co. Ltd.-
  ADR (Semiconductors)                            235,568      2,285,009
========================================================================

UNITED KINGDOM-25.78%

Anglo American PLC (Diversified Metals &
  Mining)(a)                                      110,000      4,978,310
------------------------------------------------------------------------
BAE Systems PLC (Aerospace & Defense)(a)        1,074,000      8,588,360
------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)(a)                  592,700      6,620,949
------------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)(a)                                       431,400      4,338,313
------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                383,800      7,101,542
------------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)(a)          418,500     11,150,138
------------------------------------------------------------------------
HSBC Holdings PLC-ADR (Diversified Banks)(b)      102,200      9,757,034
------------------------------------------------------------------------
Kingfisher PLC (Home Improvement Retail)(a)     1,378,114      6,917,763
------------------------------------------------------------------------
Lloyds TSB Group PLC (Diversified Banks)(a)       854,732      9,118,321
------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)(a)                                    1,665,100      8,182,041
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Reed Elsevier PLC (Publishing)(a)                 563,700   $  6,413,712
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
  Banks)                                          401,900     14,320,916
------------------------------------------------------------------------
Royal Dutch Shell PLC-ADR (Integrated Oil &
  Gas)                                             67,650      4,709,793
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(a)                3,950,250     10,156,724
========================================================================
                                                             112,353,916
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $313,458,694)                          421,405,261
========================================================================

MONEY MARKET FUNDS-4.50%

Liquid Assets Portfolio-Institutional
  Class(d)                                      9,805,775      9,805,775
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)        9,805,776      9,805,776
========================================================================
    Total Money Market Funds (Cost
      $19,611,551)                                            19,611,551
========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-101.18% (Cost
  $333,070,245)                                              441,016,812
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-9.72%

Premier Portfolio-Institutional Class(d)(e)    42,344,459     42,344,459
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $42,344,459)                                      42,344,459
========================================================================
TOTAL INVESTMENTS-110.90% (Cost $375,414,704)                483,361,271
========================================================================
OTHER ASSETS LESS LIABILITIES-(10.90)%                       (47,502,161)
========================================================================
NET ASSETS-100.00%                                          $435,859,110
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2006 was $268,375,247, which represented 61.57% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security was out on loan at October 31, 2006.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at October 31, 2006 represented 0.96% of the Fund's Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

ASSETS:

Investments, at value (cost $313,458,694)*     $421,405,261
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $61,956,010)                             61,956,010
===========================================================
     Total investments (cost $375,414,704)      483,361,271
===========================================================
Foreign currencies, at value (cost $42,318)          43,687
-----------------------------------------------------------
Receivables for:
  Investments sold                                  611,414
-----------------------------------------------------------
  Fund shares sold                                1,217,971
-----------------------------------------------------------
  Dividends                                         859,534
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               54,136
-----------------------------------------------------------
Other assets                                         61,984
===========================================================
     Total assets                               486,209,997
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           6,937,882
-----------------------------------------------------------
  Fund shares reacquired                            602,680
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                68,380
-----------------------------------------------------------
  Collateral upon return of securities loaned    42,344,459
-----------------------------------------------------------
Accrued distribution fees                            98,348
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,582
-----------------------------------------------------------
Accrued transfer agent fees                         171,695
-----------------------------------------------------------
Accrued operating expenses                          125,861
===========================================================
     Total liabilities                           50,350,887
===========================================================
Net assets applicable to shares outstanding    $435,859,110
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $313,135,553
-----------------------------------------------------------
Undistributed net investment income               6,836,461
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      7,962,707
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies             107,924,389
===========================================================
                                               $435,859,110
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $118,943,310
___________________________________________________________
===========================================================
Class B                                        $ 31,817,970
___________________________________________________________
===========================================================
Class C                                        $ 42,905,522
___________________________________________________________
===========================================================
Class R                                        $  3,560,211
___________________________________________________________
===========================================================
Investor Class                                 $ 44,673,579
___________________________________________________________
===========================================================
Institutional Class                            $193,958,518
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           8,236,071
___________________________________________________________
===========================================================
Class B                                           2,225,777
___________________________________________________________
===========================================================
Class C                                           3,068,039
___________________________________________________________
===========================================================
Class R                                             247,195
___________________________________________________________
===========================================================
Investor Class                                    3,056,791
___________________________________________________________
===========================================================
Institutional Class                              13,336,686
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      14.44
-----------------------------------------------------------
  Offering price per share
     (Net asset value of $14.44 divided by
       94.50%)                                 $      15.28
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      14.30
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      13.98
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      14.40
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $      14.61
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      14.54
___________________________________________________________
===========================================================

* At October 31, 2006, securities with an aggregate value of $40,738,594 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Core Equity Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $826,274)        $11,289,993
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $254,140)                          863,909
=========================================================================
     Total investment income                                   12,153,902
=========================================================================


EXPENSES:

Advisory fees                                                   2,687,175
-------------------------------------------------------------------------
Administrative services fees                                      132,407
-------------------------------------------------------------------------
Custodian fees                                                    200,947
-------------------------------------------------------------------------
Distribution fees:

  Class A                                                         257,181
-------------------------------------------------------------------------
  Class B                                                         305,704
-------------------------------------------------------------------------
  Class C                                                         418,528
-------------------------------------------------------------------------
  Class R                                                          15,911
-------------------------------------------------------------------------
  Investor Class                                                  112,810
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Investor                    722,363
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                4,329
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          22,890
-------------------------------------------------------------------------
Other                                                             372,069
=========================================================================
     Total expenses                                             5,252,314
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (36,603)
=========================================================================
     Net expenses                                               5,215,711
=========================================================================
Net investment income                                           6,938,191
=========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        16,192,992
-------------------------------------------------------------------------
  Foreign currencies                                              (55,245)
=========================================================================
                                                               16,137,747
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        56,784,455
-------------------------------------------------------------------------
  Foreign currencies                                              (19,429)
=========================================================================
                                                               56,765,026
=========================================================================
Net gain from investment securities and foreign currencies     72,902,773
=========================================================================
Net increase in net assets resulting from operations          $79,840,964
_________________________________________________________________________
=========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Core Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  6,938,191    $  2,705,118
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  16,137,747      14,120,296
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           56,765,026      11,675,372
==========================================================================================
    Net increase in net assets resulting from operations        79,840,964      28,500,786
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (731,123)       (445,320)
------------------------------------------------------------------------------------------
  Class B                                                          (35,039)        (16,207)
------------------------------------------------------------------------------------------
  Class C                                                          (49,960)        (65,085)
------------------------------------------------------------------------------------------
  Class R                                                          (16,148)        (14,030)
------------------------------------------------------------------------------------------
  Investor Class                                                  (374,945)       (314,265)
------------------------------------------------------------------------------------------
  Institutional Class                                           (1,065,839)       (244,538)
==========================================================================================
    Total distributions from net investment income              (2,273,054)     (1,099,445)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (2,971,061)             --
------------------------------------------------------------------------------------------
  Class B                                                         (925,031)             --
------------------------------------------------------------------------------------------
  Class C                                                       (1,298,901)             --
------------------------------------------------------------------------------------------
  Class R                                                          (86,696)             --
------------------------------------------------------------------------------------------
  Investor Class                                                (1,442,500)             --
------------------------------------------------------------------------------------------
  Institutional Class                                           (2,602,060)             --
==========================================================================================
    Total distributions from net realized gains                 (9,326,249)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (11,599,303)     (1,099,445)
==========================================================================================
Share transactions-net:
  Class A                                                        9,027,954      20,388,288
------------------------------------------------------------------------------------------
  Class B                                                       (2,838,085)      1,779,734
------------------------------------------------------------------------------------------
  Class C                                                       (3,200,313)     (2,982,997)
------------------------------------------------------------------------------------------
  Class R                                                          327,397         207,566
------------------------------------------------------------------------------------------
  Investor Class                                               (11,306,234)     (3,117,007)
------------------------------------------------------------------------------------------
  Institutional Class                                           96,065,128      52,077,505
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               88,075,847      68,353,089
==========================================================================================
    Net increase in net assets                                 156,317,508      95,754,430
==========================================================================================

NET ASSETS:

  Beginning of year                                            279,541,602     183,787,172
==========================================================================================
  End of year (including undistributed net investment income
    of $6,836,461 and $2,223,232, respectively)               $435,859,110    $279,541,602
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Core Equity Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Core Equity Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide total return.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net

AIM International Core Equity Fund

     investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM International Core Equity Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.75%
--------------------------------------------------------------------
Next $500 million                                             0.65%
--------------------------------------------------------------------
Next $1 billion                                               0.55%
--------------------------------------------------------------------
Next $2 billion                                               0.45%
--------------------------------------------------------------------
Next $2 billion                                               0.40%
--------------------------------------------------------------------
Next $2 billion                                               0.375%
--------------------------------------------------------------------
Over $8 billion                                               0.35%
 ___________________________________________________________________
====================================================================


    Under the terms of a master sub-advisory agreement between AIM and INVESCO Global Asset Management (N.A.), Inc. ("IGAM"), AIM pays IGAM 40% of the amount of AIM's compensation on the sub-advised assets.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2006, AIM waived advisory fees of $2,860.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $2,097.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2006, AIM was paid $132,407.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2006, the Fund paid AIS $722,363 for Class A, Class B, Class C, Class R and Investor Class shares and $4,329 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2006, the Class A, Class B, Class C, Class R and Investor Class shares paid $257,181, $305,704, $418,528, $15,911 and
$112,810, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2006, ADI advised the Fund that it retained $32,725 in front-end sales commissions from the sale of Class A shares and $60, $15,044, $2,016 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS, IGAM and/or ADI.

AIM International Core Equity Fund


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $        --      $ 24,345,766      $ (14,539,991)       $    --         $ 9,805,775     $114,854       $    --
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class            10,682,350        91,733,267        (92,609,841)            --           9,805,776      494,915            --
==================================================================================================================================
  Subtotal        $10,682,350      $116,079,033      $(107,149,832)       $    --         $19,611,551     $609,769       $    --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class           $17,969,344      $296,468,425      $(272,093,310)       $    --         $42,344,459     $254,140       $    --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $28,651,694      $412,547,458      $(379,243,142)       $    --         $61,956,010     $863,909       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended October 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $31,646.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2006, the Fund paid legal fees of $4,721 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are

AIM International Core Equity Fund

parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2006, securities with an aggregate value of $40,738,594 were on loan to brokers. The loans were secured by cash collateral of $42,344,459 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2006, the Fund received dividends on cash collateral investments of $254,140 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                                 2006           2005
---------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $ 2,273,053    $1,099,445
---------------------------------------------------------------------------------------
  Long-term capital gain                                        9,326,249            --
=======================================================================================
    Total distributions                                       $11,599,302    $1,099,445
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  6,889,415
----------------------------------------------------------------------------
Undistributed long-term gain                                      12,947,660
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           102,939,436
----------------------------------------------------------------------------
Temporary book/tax differences                                       (52,954)
----------------------------------------------------------------------------
Shares of beneficial interest                                    313,135,553
============================================================================
  Total net assets                                              $435,859,110
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(22,178).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $1,952,495 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

    The Fund does not have a capital loss carryforward as of October 31, 2006.

AIM International Core Equity Fund

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2006 was $152,147,824 and $73,775,713, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $106,591,128
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (3,629,514)
==============================================================================
Net unrealized appreciation of investment securities             $102,961,614
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $380,399,657.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and excise taxes, on October 31, 2006, undistributed net investment income was decreased by $51,908, undistributed net realized gain was increased by $55,245 and shares of beneficial interest decreased by $3,337. This reclassification had no effect on the net assets of the Fund.

AIM International Core Equity Fund


NOTE 11--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

  Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                       2006(A)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,476,080    $ 32,810,606     3,683,711    $ 42,067,093
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        530,328       6,955,718       852,397       9,660,234
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        515,105       6,479,610       557,708       6,173,726
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         89,852       1,172,231       106,097       1,214,679
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 909,006      12,172,868     1,014,202      11,703,395
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          8,082,609     107,556,717     4,608,700      52,821,822
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        288,276       3,493,900        36,718         407,568
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         75,293         909,546         1,231          13,623
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        103,472       1,223,041         2,955          32,029
----------------------------------------------------------------------------------------------------------------------
  Class R                                                          8,484         102,828         1,222          13,563
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 142,263       1,745,569        25,955         291,470
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            301,885       3,667,899        21,991         244,538
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        210,167       2,787,360       175,673       2,004,370
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (211,697)     (2,787,360)     (176,720)     (2,004,370)
======================================================================================================================
Reacquired:(b)
  Class A                                                     (2,305,587)    (30,063,912)   (2,090,118)    (24,090,743)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (609,499)     (7,915,989)     (517,865)     (5,889,753)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (851,815)    (10,902,964)     (828,056)     (9,188,752)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (71,945)       (947,662)      (88,020)     (1,020,676)
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                              (1,897,509)    (25,224,671)   (1,305,798)    (15,111,872)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (1,147,534)    (15,159,488)      (86,215)       (988,855)
======================================================================================================================
                                                               6,637,234    $ 88,075,847     5,995,768    $ 68,353,089
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
   In addition, 41% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by AIM.
(b)  Amount is net of redemption fees of $3,904, $1,190, $1,631, $118, $1,829 and $4,303 for Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares, respectively, the year ended October 31, 2006 and $3,047, $1,166, $1,676, $106, $2,104 and $1,366 for Class A,
     Class B, Class C, Class R, Investor Class and Institutional Class shares, respectively, the year ended October 31, 2005.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

AIM International Core Equity Fund


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                                                               MARCH 28,
                                                                                                                 2002
                                                                                                              (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                              -------------------------------------------     OCTOBER 31,
                                                                2006          2005       2004       2003         2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.90       $ 10.52    $  8.74    $ 7.31       $  8.96
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.25(a)       0.14(a)    0.09(a)   0.07(a)       0.01(b)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.77          1.32       1.72      1.39         (1.66)
==========================================================================================================================
    Total from investment operations                              3.02          1.46       1.81      1.46         (1.65)
==========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.10)        (0.08)     (0.03)    (0.03)           --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.38)           --         --        --            --
==========================================================================================================================
    Total distributions                                          (0.48)        (0.08)     (0.03)    (0.03)           --
==========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.00       0.00      0.00          0.00
==========================================================================================================================
Net asset value, end of period                                $  14.44       $ 11.90    $ 10.52    $ 8.74       $  7.31
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                  26.12%        13.89%     20.78%    19.96%       (18.42)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $118,943       $90,022    $60,603    $2,033       $ 2,944
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.52%(d)      1.56%      1.84%(e)   1.87%        1.48%(f)
==========================================================================================================================
Ratio of net investment income to average net assets              1.88%(d)      1.20%      0.94%     0.91%         0.47%(f)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(g)                                          21%           21%        69%       51%           44%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) The net investment income per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income to paid in capital. Had net investment income per share been calculated using the current method, which is before reclassification of net operating losses, net investment income per share would have been $0.00 for the period ended October 31, 2002.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $102,872,310.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.86% for the year ended October 31, 2004.
(f)  Annualized.
(g) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Core Equity Fund

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                              MARCH 28,
                                                                                                                2002
                                                                                                             (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                              ------------------------------------------     OCTOBER 31,
                                                               2006          2005       2004       2003         2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.79       $ 10.43    $  8.72    $ 7.31       $  8.96
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                0.14          0.06       0.02      0.00         (0.01)(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.76          1.31       1.71      1.43         (1.64)
=========================================================================================================================
    Total from investment operations                             2.90          1.37       1.73      1.43         (1.65)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.01)        (0.01)     (0.02)    (0.02)           --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.38)           --         --        --            --
=========================================================================================================================
    Total distributions                                         (0.39)        (0.01)     (0.02)    (0.02)           --
=========================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00      0.00          0.00
=========================================================================================================================
Net asset value, end of period                                $ 14.30       $ 11.79    $ 10.43    $ 8.72       $  7.31
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                 25.28%        13.11%     19.92%    19.50%       (18.42)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $31,818       $28,785    $23,812    $  573       $    84
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                          2.27%(d)      2.25%      2.53%(e)   2.75%(e)       2.60%(f)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      1.13%(d)      0.51%      0.25%     0.03%        (0.14)%(f)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(g)                                         21%           21%        69%       51%           44%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have remained the same for the period ended October 31, 2002.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $30,570,453.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.57% and 4.13% for the years ended October 31, 2004 and October 31, 2003, respectively.
(f)  Annualized.
(g) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Core Equity Fund

                                                                                     CLASS C
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                               2006          2005       2004       2003      2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.54       $ 10.22    $  8.53    $ 7.16    $  8.06
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.14(a)       0.06(a)    0.04(a)   0.00(a)   (0.02)(b)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.69          1.28       1.67      1.37      (0.88)
===================================================================================================================
    Total from investment operations                             2.83          1.34       1.71      1.37      (0.90)
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.01)        (0.02)     (0.02)       --         --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.38)           --         --        --         --
===================================================================================================================
    Total distributions                                         (0.39)        (0.02)     (0.02)       --         --
===================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00      0.00       0.00
===================================================================================================================
Net asset value, end of period                                $ 13.98       $ 11.54    $ 10.22    $ 8.53    $  7.16
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                                 25.22%        13.11%     20.13%    19.13%    (11.17)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,906       $38,108    $36,490    $2,608    $ 1,115
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.27%(d)      2.25%      2.41%     2.75%      2.75%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.27%(d)      2.25%      2.46%     4.14%      3.52%
===================================================================================================================
Ratio of net investment income (loss) to average net assets      1.13%(d)      0.51%      0.37%     0.03%     (0.43)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            21%           21%        69%       51%        44%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.03) for the year ended October 31, 2002.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $41,852,808.

AIM International Core Equity Fund

                                                                            CLASS R
                                                              ------------------------------------
                                                                                     NOVEMBER 24,
                                                                                         2003
                                                                  YEAR ENDED          (DATE SALES
                                                                  OCTOBER 31,        COMMENCED) TO
                                                              -------------------     OCTOBER 31,
                                                               2006         2005         2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.87       $10.51       $ 8.90
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.21         0.12         0.08
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        2.77         1.31         1.56
==================================================================================================
    Total from investment operations                            2.98         1.43         1.64
==================================================================================================
Less distributions:
  Dividends from net investment income                         (0.07)       (0.07)       (0.03)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.38)          --           --
==================================================================================================
    Total distributions                                        (0.45)       (0.07)       (0.03)
==================================================================================================
Redemption fees added to shares of beneficial interest          0.00         0.00         0.00
==================================================================================================
Net asset value, end of period                                $14.40       $11.87       $10.51
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                25.86%       13.64%       18.49%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,560       $2,622       $2,118
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                         1.77%(c)     1.75%        1.91%(d)(e)
==================================================================================================
Ratio of net investment income to average net assets            1.63%(c)     1.01%        0.87%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(f)                                        21%          21%          69%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,182,195.
(d)  Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.93% (annualized) for the period ended October 31, 2004.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Core Equity Fund

                                                                                  INVESTOR CLASS
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2006          2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.04       $ 10.64    $  8.83    $  7.35    $  8.17
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.25(a)       0.15(a)    0.09(a)    0.06(a)    0.05(b)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.80          1.33       1.75       1.44      (0.87)
====================================================================================================================
    Total from investment operations                             3.05          1.48       1.84       1.50      (0.82)
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)        (0.08)     (0.03)     (0.02)        --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.38)           --         --         --         --
====================================================================================================================
    Total distributions                                         (0.48)        (0.08)     (0.03)     (0.02)        --
====================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00       0.00       0.00
====================================================================================================================
Net asset value, end of period                                $ 14.61       $ 12.04    $ 10.64    $  8.83    $  7.35
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 26.11%        13.92%     20.84%     20.42%    (10.04)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,674       $46,988    $44,345    $46,920    $40,620
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          1.52%(d)      1.50%      1.84%(e)    2.00%(e)    1.99%
====================================================================================================================
Ratio of net investment income to average net assets             1.88%(d)      1.26%      0.94%      0.78%      0.42%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            21%           21%        69%        51%        44%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) The net investment income per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income to paid in capital. Had net investment income per share been calculated using the current method, which is before reclassification of net operating losses, net investment income per share would have been $0.04 for the year ended October 31, 2002.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $45,124,156.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.89% and 2.26% for the years ended October 31, 2004 and October 31, 2003, respectively.

AIM International Core Equity Fund

                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                        APRIL 30, 2004
                                                                    YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,          COMMENCED) TO
                                                              ----------------------     OCTOBER 31,
                                                                2006          2005           2004
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.97       $ 10.56       $  9.78
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.33          0.21          0.09
------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.78          1.32          0.69
======================================================================================================
    Total from investment operations                              3.11          1.53          0.78
======================================================================================================
Less distributions:
  Dividends from net investment income                           (0.16)        (0.12)           --
------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.38)           --            --
======================================================================================================
    Total distributions                                          (0.54)        (0.12)           --
======================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.00          0.00
======================================================================================================
Net asset value, end of period                                $  14.54       $ 11.97       $ 10.56
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  26.86%        14.53%         7.97%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $193,959       $73,018       $16,421
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                           0.95%(c)      0.98%         1.07%(d)
======================================================================================================
Ratio of net investment income to average net assets              2.45%(c)      1.78%         1.71%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                          21%           21%           69%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $134,688,062.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

AIM International Core Equity Fund

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions (all the claims in this category of lawsuits were dismissed with prejudice by the court on September 29, 2006, except for the Section 36(b) claim which was dismissed with leave to amend to plead it properly as a derivative claim).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM International Core Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM International Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Core Equity Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 20, 2006
Houston, Texas

AIM International Core Equity Fund

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2006, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $9,326,249 for the Fund's tax year ended October 31, 2006.

  For its tax year ended October 31, 2006, the Fund designates 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2006, April 30, 2006, July 31, 2006 and October 31, 2006 are 99.82%, 99.85%, 99.89% and 99.84%, respectively.

AIM International Core Equity Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(1) -- 1946      1991           Director and Chairman, A I M Management    None
  Trustee and Vice Chair                          Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954      2006           Director, Chief Executive Officer and      None
  Trustee, President and                          President, A I M Management Group Inc.,
  Principal                                       AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                               broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944        1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
  Trustee and Chair                               (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936             2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939          2001           Retired                                    Badgley Funds, Inc. (registered
  Trustee                                                                                    investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942           2003           Founder, Green, Manning & Bunch Ltd.,      None
  Trustee                                         (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941         2000           Director of a number of public and         None
  Trustee                                         private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952           1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
  Trustee                                         Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1991           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
  Trustee                                         Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950       1998           Formerly: Chief Executive Officer, YWCA    None
  Trustee                                         of the USA
-------------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942         1991           Partner, law firm of Pennock & Cooper      None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935          2001           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942               2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944     2005           Retired                                    Director, Mainstay VP Series
  Trustee                                         Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM International Core Equity Fund



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958          2005           Senior Vice President and Senior Officer  N/A
  Senior Vice President and                       of The AIM Family of Funds--Registered
  Senior Officer                                  Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962             2006           Director, Senior Vice President,          N/A
  Senior Vice President, Chief                    Secretary and General Counsel, A I M
  Legal Officer and Secretary                     Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director, INVESCO
                                                  Funds Group Inc.; Senior Vice President,
                                                  Chief Legal Officer and Secretary of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--; and Manager, Powershares
                                                  Capital Management LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959         2004           Global Compliance Director, AMVESCAP      N/A
  Vice President                                  PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956          2003           Senior Vice President and General
  Vice President                                  Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961        2004           Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                       Advisors, Inc.; and Vice President,
  Financial Officer and                           Treasurer and Principal Officer of The
  Treasurer                                       AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

  J. Philip Ferguson -- 1945       2005           Senior Vice President and Chief           N/A
  Vice President                                  Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960        2004           Director of Cash Management, Managing     N/A
  Vice President                                  Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967          2005           Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                           Officer, A I M Advisors, Inc., A I M
  Compliance Officer                              Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958         2006           Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                        Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND     INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza      A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   INVESCO Global Asset
Suite 100              11 Greenway Plaza        Inc.                     LLP                      Management (N.A.), Inc.
Houston, TX            Suite 100                11 Greenway Plaza        1201 Louisiana Street    One Midtown Plaza
77046-1173             Houston, TX 77046-1173   Suite 100                Suite 2900               1360 Peachtree Street,
                                                Houston, TX 77046-1173   Houston, TX 77002-5678   N.E.
                                                                                                  Suite 100
                                                                                                  Atlanta, GA 30309-3262

COUNSEL TO THE FUND    COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr          INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll,   Kramer, Levin, Naftalis  Services, Inc.           Trust Company
LLP                    & Frankel LLP            P.O. Box 4739            225 Franklin Street
1735 Market Street,    1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
51st Floor             Americas
Philadelphia, PA       New York, NY 10036-2714
19103-7599

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Register for eDelivery to:                                             of AMVESCAP PLC, one of the world's largest independent
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

INTERNATIONAL/                                                 AIM International
GLOBAL EQUITY                                                        Growth Fund

International/Global Equity     Annual Report to Shareholders o October 31, 2006

Table of Contents

Supplemental Information .........    2
Letters to Shareholders ..........    3
Performance Summary ..............    5
Management Discussion ............    5
Fund Expenses ....................    7
Long-term Fund Performance .......    8
Approval of Advisory Agreement ...   10
Schedule of Investments ..........  F-1
Financial Statements .............  F-4
Notes to Financial Statements ....  F-6
Financial Highlights ............. F-13
Auditor's Report ................. F-17
Tax Disclosures .................. F-18               [COVER GLOBE IMAGE]
Trustees and Officers ............ F-19

[AIM INVESTMENT SOLUTIONS]

[GRAPHIC]         [GRAPHIC]         [GRAPHIC]

[DOMESTIC      [INTERNATIONAL/       [SECTOR
 EQUITY]       GLOBAL EQUITY]        EQUITY]

[GRAPHIC]         [GRAPHIC]         [GRAPHIC]

 [FIXED          [ALLOCATION      [DIVERSIFIED
 INCOME]         SOLUTIONS]        PORTFOLIOS]



   [AIM INVESTMENTS LOGO APPEARS HERE]
        --Registered Trademark--

AIM International Growth Fund

AIM INTERNATIONAL GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged MSCI Europe, Australasia      o Industry classifications used in this
                                             and the Far East (the MSCI EAFE--Registered   report are generally according to the
o Class B shares are not available as an     Trademark--) Growth Index is a subset of      Global Industry Classification Standard,
investment for retirement plans              the unmanaged MSCI EAFE--Registered           which was developed by and is the
maintained pursuant to Section 401 of the    Trademark--), which represents the            exclusive property and a service mark of
Internal Revenue Code, including 401(k)      performance of foreign stocks tracked by      Morgan Stanley Capital International Inc.
plans, money purchase pension plans and      Morgan Stanley Capital International. The
profit sharing plans. Plans that had         Growth portion measures performance of        The Fund provides a complete list of its
existing accounts invested in Class B        companies with higher price/earnings ratios   holdings four times in each fiscal year,
shares prior to September 30, 2003, will     and higher forecasted growth values.          at the quarter-ends. For the second and
continue to be allowed to make additional                                                  fourth quarters, the lists appear in the
purchases.                                   o The unmanaged LIPPER INTERNATIONAL          Fund's semiannual and annual reports to
                                             MULTI-CAP GROWTH FUNDS INDEX represents       shareholders. For the first and third
o Class R shares are available only to       an average of the performance of the 10       quarters, the Fund files the lists with
certain retirement plans. Please see the     largest international                         the Securities and Exchange Commission
prospectus for more information.             multi-capitalization growth funds tracked     (SEC) on Form N-Q. The most recent list
                                             by Lipper Inc., an independent mutual         of portfolio holdings is available at
PRINCIPAL RISKS OF INVESTING IN THE FUND     fund performance monitor.                     AIMinvestments.com. From our home page,
                                                                                           click on Products & Performance, then
o Foreign securities have additional         o The Fund is not managed to track the        Mutual Funds, then Fund Overview. Select
risks, including exchange rate changes,      performance of any particular index,          your Fund from the drop-down menu and
political and economic upheaval, the         including the indexes defined here, and       click on Complete Quarterly Holdings.
relative lack of information about these     consequently, the performance of the Fund     Shareholders can also look up the Fund's
companies, relatively low market             may deviate significantly from the            Forms N-Q on the SEC Web site at sec.gov.
liquidity and the potential lack of          performance of the index.                     Copies of the Fund's Forms N-Q may be
strict financial and accounting controls                                                   reviewed and copied at the SEC Public
and standards.                               o A direct investment cannot be made in       Reference Room in Washington, D.C. You
                                             an index. Unless otherwise indicated,         can obtain information on the operation
o Investing in emerging markets involves     index results include reinvested              of the Public Reference Room, including
greater risks than investing in more         dividends, and they do not reflect sales      information about duplicating fee
established markets. Risks for emerging      charges. Performance of an index of funds     charges, by calling 202-942-8090 or
markets include risks relating to the        reflects fund expenses; performance of a      800-732-0330, or by electronic request at
relatively smaller size and lesser           market index does not.                        the following e-mail address:
liquidity of these markets, high                                                           publicinfo@sec.gov. The SEC file numbers
inflation rates, adverse political           OTHER INFORMATION                             for the Fund are 811-06463 and 033-44611.
developments and lack of timely
information.                                 o The returns shown in the management's       A description of the policies and
                                             discussion of Fund performance are based      procedures that the Fund uses to
o Prices of equity securities change in      on net asset values calculated for            determine how to vote proxies relating to
response to many factors including the       shareholder transactions. Generally           portfolio securities is available without
historical and prospective earnings of       accepted accounting principles require        charge, upon request, from our Client
the issuer, the value of its assets,         adjustments to be made to the net assets      Services department at 800-959-4246 or on
general economic conditions, interest        of the Fund at period end for financial       the AIM Web site, AIMinvestments.com. On
rates, investor perceptions and market       reporting purposes, and as such, the net      the home page, scroll down and click on
liquidity.                                   asset values for shareholder transactions     AIM Funds Proxy Policy. The information
                                             and the returns based on those net asset      is also available on the SEC Web site,
ABOUT INDEXES USED IN THIS REPORT            values may differ from the net asset          sec.gov.
                                             values and returns reported in the
o The unmanaged MSCI EUROPE, AUSTRALASIA     Financial Highlights.                         Information regarding how the Fund voted
and the FAR EAST INDEX (the MSCI                                                           proxies related to its portfolio
EAFE--Registered Trademark--) is a group                                                   securities during the 12 months ended
of foreign securities tracked by Morgan                                                    June 30, 2006, is available at our Web
Stanley Capital International.                                                             site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.


                                                                                           =========================================
======================================================================================
                                                                                           FUND NASDAQ SYMBOLS
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES              Class A Shares                    AIIEX
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                         Class B Shares                    AIEBX
                                                                                           Class C Shares                    AIECX
======================================================================================     Class R Shares                    AIERX

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                        =========================================

AIMInvestments.com

AIM International Growth Fund

                   Dear Shareholders of The AIM Family of Funds--Registered Trademark--:

   [TAYLOR         We're pleased to provide you with this report, which includes
   PHOTO]          a discussion of how your Fund was managed during the review period ended October 31, 2006, and what factors affected its performance.

                       As we approach the end of 2006, it seems likely that many
Philip Taylor      investors may see the value of their investments increase
                   this year. Global equity markets, collectively, recorded double-digit gains for the year ended October 31, 2006, as did the U.S. stock market. Also, the investment grade bond market in the United States rose for the same period.

                       While stock and bond markets generally enjoyed positive
                   year-to-date returns, their performance was affected by short-term economic and geopolitical events. For example, the U.S. stock market was weak in the second quarter of 2006 when it appeared that inflation might be rising. Only after the U.S. Federal Reserve Board decided in August that inflation was contained and that short-term interest rates need not be increased--the first time it kept rates unchanged in more than two years--did equities truly surge.

                       Short-term market fluctuations are a fact of life for all
                   investors. At AIM Investments--Registered Trademark--, we believe that investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments can help by offering a broad product line that gives your financial advisor the necessary tools to build a portfolio that's right for you regardless of market conditions. AIM Investments offers a comprehensive range of retail mutual funds, including domestic, global and international equity funds, taxable and tax-exempt fixed-income funds, and a variety of allocation portfolios--with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

                       We've changed the look of our annual reports to reflect
                   that belief. In our marketing and now our shareholder literature, we represent a fully diversified portfolio graphically as an allocation pie chart and assign each asset class a color--green for domestic equity, blue for international, orange for sector and purple for fixed income. A legend in the left column illustrates the methodology. Your report cover now shows your Fund's asset class color, plus the asset class and sub-asset class name are shown in the upper-left corner. The reason for these changes is to help you better understand where your Fund fits into your overall portfolio.

                       AIM has a variety of investment solutions, and knowing
                   which ones are right for your portfolio is complex. That's why we also believe in the value of a trusted financial advisor who will work with you to create an investment plan you can stick with for the long term. Your financial advisor can help allocate your portfolio appropriately and review your investments regularly to help ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that's based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

                   OUR COMMITMENT TO YOU

                   In the short term, the one sure thing about markets is their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building enduring solutions to help you achieve your investment goals, and we're pleased you've placed your trust in us.

                       Information about investing, the markets and your Fund is
                   always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.

                   Sincerely,

                   /s/ PHILIP TAYLOR

                   Philip Taylor
                   President -- AIM Funds
                   CEO, AIM Investments

                   December 14, 2006

                   AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM International Growth Fund

                   Dear Fellow AIM Fund Shareholders:

                   At our meeting at the end of June, your Board completed its
    [CROCKETT      comprehensive review* of each fund's advisory agreement with
     PHOTO]        A I M Advisors, Inc. (AIM) to make certain your interests are being served in terms of fees, performance and operations.

                       Looking ahead, your Board finds many reasons to be
                   positive about AIM's management and strategic direction. Most Bruce L. Crockett importantly, AIM's investment management discipline has paid off in terms of improved overall performance. We are also pleased with AIM's efforts to seek more cost-effective ways of delivering superior service.

                       In addition, AIM is realizing the benefits of belonging
                   to a leading independent global investment management organization in its parent company, AMVESCAP PLC, which is dedicated to helping people worldwide build their financial security. AMVESCAP managed approximately $450 billion globally as of October 31, 2006, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they may serve you through our goal of enhancing performance and reducing costs.

                       The seven new AIM funds--which include Asian funds,
                   structured U.S. equity funds and specialized bond funds--are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM's Web site.

                       Your Board is very pleased with the overall direction and
                   progress of the AIM Funds. We're working closely and effectively with AIM's management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

                   Sincerely,

                   /s/ BRUCE L. CROCKETT

                   Bruce L. Crockett
                   Independent Chair
                   AIM Funds Board

                   December 14, 2006

                   *To learn more about all the factors we considered before approving each fund's advisory agreement, go to the "Products & Performance" tab at the AIM Web site (AIMinvestments.com) and click on "Investment Advisory Agreement Renewals." The approval of advisory agreement information for your Fund is also included in this annual report on pages 10--11.

AIM International Growth Fund

Management's discussion                                                                    stock when:
of Fund performance
                                                                                           o A company's fundamentals deteriorate,
===================================================================================        or it posts disappointing earnings.

PERFORMANCE SUMMARY                                                                        o A stock's price seems overvalued.

Global equity markets rallied strongly over the fiscal year ended October 31,              o A more attractive opportunity becomes
2006. Within this environment, we are pleased to once again have provided                  available.
shareholders with double-digit Fund performance. As the chart illustrates, your
Fund, excluding applicable sales charges, outperformed both its broad market and           MARKET CONDITIONS AND YOUR FUND
style-specific benchmarks. We attribute our comparative success to strong stock
selection in Europe and Asia. Our relatively larger exposure to emerging market            Markets continued to rally in Europe, as
stocks, which outperformed during the period, provided a competitive advantage             positive economic data and strong company
as well.                                                                                   earnings, continued to bolster investor
                                                                                           confidence. Asian stock markets also
   Your Fund's long-term performance appears on pages 8 and 9.                             performed strongly during the period.
                                                                                           Inflationary pressures across the region
FUND VS. INDEXES                                                                           showed signs of weakening and a general
                                                                                           perception that the United States can
Total returns, 10/31/05--10/31/06, excluding applicable sales charges. If sales            coordinate a "soft landing" for its
charges were included, returns would be lower.                                             economy provided a positive backdrop for
                                                                                           Asian equities. Japanese shares, though,
Class A Shares                                                             29.73%          remained lackluster. Emerging markets
Class B Shares                                                             28.80           experienced a volatile 12 month period
Class C Shares                                                             28.78           during which stocks hit record highs in
Class R Shares                                                             29.37           many countries before correcting sharply
MSCI EAFE Index (Broad Market Index)                                       27.52           lower from early May onward. A
MSCI EAFE Growth Index (Style-Specific Index)                              24.04           combination of higher global interest
Lipper International Multi-Cap Growth Funds Index (Peer Group Index)       28.51           rates and an unwinding of leverage amid
                                                                                           rising levels of risk aversion
SOURCE: LIPPER INC.                                                                        accentuated the sell-off in illiquid
                                                                                           emerging market securities. However, most
===================================================================================        of these markets bounced back from July
                                                                                           onward ending the period with strong
HOW WE INVEST                                these attributes.                             positive overall returns.

When selecting stocks for your Fund, we         While research responsibilities within        Fund performance was broad-based with
employ a disciplined investment strategy     the portfolio management team are focused     all major regions registering double
that emphasizes fundamental research,        by region and market capitalization, such     digit positive returns for the fiscal
supported by both quantitative analysis      as large- or mid/small-cap, we select         year. Our largest regional allocation
and portfolio construction techniques.       investments for the Fund by using a           remains in European stocks. Strong stock
Our "EQV" (Earnings, Quality, Valuation)     "bottom-up" investment approach. We           selection across multiple markets
strategy focuses primarily on identifying    construct the Fund primarily on a             (including France, Germany, Switzerland,
quality companies that have experienced,     stock-by-stock basis focusing on the          and the United Kingdom) helped us
or exhibit the potential for, accelerated    strengths of individual companies rather      outperform our style-specific benchmark
or above average earnings growth but         than sectors, countries or market-cap         in Europe, although we continued to
whose prices do not fully reflect            trends.                                       underweight our

                                                We believe disciplined sell decisions                                    (continued)
                                             are key to successful investing. We
                                             consider selling a

=========================================    =========================================     =========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                          TOP 10 EQUITY HOLDINGS*

By sector                                     1. Japan                           14.4%      1. BNP Paribas (France)            2.1%
              [PIE CHART]                     2. United Kingdom                   9.9       2. Syngenta A.G. (Switzerland)     1.9
Information Technology             10.0%      3. France                           9.6       3. Vinci S.A. (France)             1.9
Energy                              7.7%      4. Switzerland                      8.7       4. UBS A.G. (Switzerland)          1.9
Health Care                         6.2%      5. Germany                          8.5       5. Canon Inc. (Japan)              1.7
Materials                           5.3%                                                    6. Roche Holding A.G.
Telecommunication Services          2.0%     Total Net Assets           $2.65 billion          (Switzerland)                   1.7
Utilities                           1.0%                                                    7. Infosys Technologies Ltd.
Money Market Funds Plus                      Total Number of Holdings*            101          (India)                         1.6
Other Assets Less Liabilities       7.0%                                                    8. Total S.A. (France)             1.6
Financials                         21.9%                                                    9. Anglo Irish Bank Corp. PLC
Consumer Discretionary             16.7%                                                       (Ireland)                       1.5
Industrials                        11.5%                                                   10. Porsche A.G.-Pfd. (Germany)     1.5
Consumer Staples                   10.7%
                                             The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

                                             *Excluding money market fund holdings.

=========================================    =========================================     =========================================

AIM International Growth Fund

exposure to the region. This allocation      lending and consumer finance is growing                         Clas G. Olsson
strategy should not be construed as a bias   rapidly and generating strong returns.          [OLSSON         Senior portfolio
against European stocks--indeed, we          BNP is also expanding abroad both in             PHOTO]         manager and head of
continue to  find very compelling            emerging markets, the US and recently                           AIM's International
investment opportunities there--but          acquired BNL in Italy. The management                           Investment Management
rather an indication of our flexibility in   team have a great track-record of                               Unit, is lead portfolio
seeking investment opportunities across      efficiently allocating capital and                              manager of AIM
international markets, both developed and    delivered strong returns with relatively      International Growth Fund with respect to
emerging. The Fund's emerging markets        low risk. The strong conviction made a        the Fund's investments in Europe and
exposure is limited to less than 20%.        top holding that is trading at an             Canada. Mr. Olsson joined AIM in 1994.
                                             attractive valuation.                         Mr. Olsson became a commissioned naval
   For instance, our holdings in emerging                                                  officer at the Royal Swedish Naval
markets such as India, Mexico and China         In contrast, the Fund's underweight        Academy in 1988. He also earned a B.B.A.
(countries not represented in the EAFE       exposure to the materials sector was a        from The University of Texas at Austin.
benchmarks) gave the Fund a competitive      detractor to performance, but strong
edge. These markets continued to be          stock selection within this sector helped                       Barrett K. Sides
underpinned by positive news on the          the Fund perform inline with its                 [SIDES         Senior portfolio
macroeconomic front and in most cases        style-specific index over the fiscal             PHOTO]         manager, is lead
were further supported by attractive         year.                                                           portfolio manager of
valuations. Relative performance was also                                                                    AIM International
aided by a continued underweight in             The Fund also benefited from its                             Growth Fund with
Japan. Despite improving fundamentals we     large/mid-cap flexibility which enabled                         respect to the Fund's
believe valuations in Japanese equities      us to invest in several attractive,           investments in Asia Pacific and Latin
remained less attractive versus other        under-followed mid-cap stocks. Foreign        America. He joined AIM in 1990. Mr. Sides
markets in the region. Favorable stock       exchange was another contributor to Fund      graduated with a B.S. in economics from
selection within this market, despite        performance. As we do not typically hedge     Bucknell University. He also earned an
lack luster macroeconomic fundamentals,      currencies--we buy stocks in their local      M.B.A. in international business from the
contributed positively to relative return    currency and then translate that value        University of St. Thomas.
as well.                                     back into dollars for the Fund--foreign
                                             currency appreciation provided a boost to                       Shuxin Cao
   Though we outperformed our                Fund performance. Our exposure to the             [CAO          Chartered Financial
style-specific index across most markets,    strong euro added value to your Fund's           PHOTO]         Analyst, is a portfolio
select holdings in Hungary (OTP Bank) and    overall return.                                                 manager of AIM
South Africa (Telkom SA) which were                                                                          International Growth
negatively impacted by uncertainties in      IN CLOSING                                                      Fund. He joined AIM in
the political arena, detracted from                                                                          1997. Mr. Cao graduated
comparative results. Underlying              Over the past 12 months, the Fund has         from Tianjin Foreign Language Institute
fundamentals continued to remain strong      experienced strong double-digit returns.      with a B.A. in English. He also earned a
in these companies, however, and in some     It would be imprudent for us to suggest       M.B.A. from Texas A&M University and is a
instances we added on the weakness.          that such a level of performance is           certified public accountant.
                                             sustainable over the long term.
   Beyond regional diversity, sector         Regardless of macro-economic trends, the                        Matthew W. Dennis
performance was also broad-based with        Fund maintained a disciplined strategy of       [DENNIS         Chartered Financial
every sector registering double-digit        selecting attractive investment                  PHOTO]         Analyst, is a portfolio
returns for the period. Our bottom-up        opportunities based on its "EQV"                                manager of AIM
investment approach, focusing on             investment strategy.                                            International Growth
strengths of individual companies as                                                                         Fund. He joined AIM in
opposed to attractive sectors, enabled us       We welcome any new investors who have                        2000. Mr. Dennis
to outperform our style-specific index       joined the Fund during the reporting          graduated with a B.A. in economics from
across almost all sectors, with top          period, and to all of our shareholders we     The University of Texas at Austin. He
contributors coming from the Fund's          would like to say thank you for your          also earned an M.S. in Finance from Texas
information technology, financials,          continued investment in AIM International     A&M University.
industrials and consumer discretionary       Growth Fund.
holdings. French financial giant BNP                                                                         Jason T. Holzer
PARIBAS and French construction company      THE VIEWS AND OPINIONS EXPRESSED IN             [HOLZER         Chartered Financial
Vinci were all top contributors for the      MANAGEMENT'S DISCUSSION OF FUND                  PHOTO]         Analyst, is a portfolio
period. Each company displayed attractive    PERFORMANCE ARE THOSE OF A I M ADVISORS,                        manager of AIM
combinations of key characteristics we       INC. THESE VIEWS AND OPINIONS ARE SUBJECT                       International Growth
look for when buying a stock for the         TO CHANGE AT ANY TIME BASED ON FACTORS                          Fund. He joined AIM in
fund--strong earnings growth, high           SUCH AS MARKET AND ECONOMIC CONDITIONS.                         1996. He earned a B.A.
quality and trading at a reasonable          THESE VIEWS AND OPINIONS MAY NOT BE           in quantitative economics and an M.S. in
valuation (EQV).                             RELIED UPON AS INVESTMENT ADVICE OR           engineering economic systems from
                                             RECOMMENDATIONS, OR AS AN OFFER FOR A         Stanford University.
   BNP Paribas, a holding in the Fund        PARTICULAR SECURITY. THE INFORMATION IS
since 1997, is one of Europe's largest       NOT A COMPLETE ANALYSIS OF EVERY ASPECT       Assisted by the Asia Pacific/Latin
banks and a good example of what we look     OF ANY MARKET, COUNTRY, INDUSTRY,             America Team and Europe/Canada Team
for in an investment. It's the leading       SECURITY OR THE FUND. STATEMENTS OF FACT
French bank operating in a strong            ARE FROM SOURCES CONSIDERED RELIABLE, BUT     FOR A PRESENTATION OF YOUR FUND'S
domestic market where mortgage               A I M ADVISORS, INC. MAKES NO                 LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8
                                             REPRESENTATION OR WARRANTY AS TO THEIR        AND 9.
                                             COMPLETENESS OR ACCURACY. ALTHOUGH
                                             HISTORICAL PERFORMANCE IS NO GUARANTEE OF
                                             FUTURE RESULTS, THESE INSIGHTS MAY HELP
                                             YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
                                             PHILOSOPHY.

                                                    See Important Fund and index
                                               disclosures on the inside front cover.

Aim International Growth Fund

Calculating your ongoing Fund expenses

EXAMPLE                                      mate the expenses that you paid over the         The hypothetical account values and
                                             period. Simply divide your account value      expenses may not be used to estimate the
As a shareholder of the Fund, you incur      by $1,000 (for example, an $8,600 account     actual ending account balance or expenses
two types of costs: (1) transaction          value divided by $1,000 = 8.6), then          you paid for the period. You may use this
costs, which may include sales charges       multiply the result by the number in the      information to compare the ongoing costs
(loads) on purchase payments or              table under the heading entitled "Actual      of investing in the Fund and other funds.
contingent deferred sales charges on         Expenses Paid During Period" to estimate      To do so, compare this 5% hypothetical
redemptions, and redemption fees, if any;    the expenses you paid on your account         example with the 5% hypothetical examples
and (2) ongoing costs, including             during this period.                           that appear in the shareholder reports of
management fees; distribution and/or                                                       the other funds.
service (12b-1) fees; and other Fund         HYPOTHETICAL EXAMPLE FOR
expenses. This example is intended to        COMPARISON PURPOSES                           Please note that the expenses shown in
help you understand your ongoing costs                                                     the table are meant to highlight your
(in dollars) of investing in the Fund and    The table below also provides information     ongoing costs only and do not reflect any
to compare these costs with ongoing costs    about hypothetical account values and         transaction costs, such as sales charges
of investing in other mutual funds. The      hypothetical expenses based on the Fund's     (loads) on purchase payments, contingent
example is based on an investment of         actual expense ratio and an assumed rate      deferred sales charges on redemptions,
$1,000 invested at the beginning of the      of return of 5% per year before expenses,     and redemption fees, if any. Therefore,
period and held for the entire period May    which is not the Fund's actual return.        the hypothetical information is useful in
1, 2006, through October 31, 2006.           The Fund's actual cumulative total            comparing ongoing costs only, and will
                                             returns at net asset value after expenses     not help you determine the relative total
ACTUAL EXPENSES                              for the six months ended October 31,          costs of owning different funds. In
                                             2006, appear in the table "Cumulative         addition, if these transaction costs were
The table below provides information         Total Returns" on page 9.                     included, your costs would have been
about actual account values and actual                                                     higher.
expenses. You may use the information in
this table, together with the amount you
invested, to esti-

====================================================================================================================================

                                          ACTUAL                                   HYPOTHETICAL
                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)
                   BEGINNING              ENDING           EXPENSES          ENDING            EXPENSES      ANNUALIZED
    SHARE        ACCOUNT VALUE         ACCOUNT VALUE      PAID DURING    ACCOUNT VALUE       PAID DURING      EXPENSE
    CLASS          (5/1/06)            (10/31/06)(1)       PERIOD(2)      (10/31/06)          PERIOD(2)        RATIO
      A           $1,000.00             $1,031.90             $7.73        $1,017.59            $7.68          1.51%
      B            1,000.00              1,028.30             11.55         1,013.81            11.47          2.26
      C            1,000.00              1,028.20             11.55         1,013.81            11.47          2.26
      R            1,000.00              1,030.60              9.01         1,016.33             8.94          1.76


(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2006, through October 31,
    2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM International Growth Fund

Your Fund's long-term performance

RESULTS OF A $10,000 INVESTMENT

Index dta from 3/31/92, Fund data from 4/7/92

====================================================================================================================================

                                                          [MOUNTAIN CHART]

                      Date         AIM International Growth Fund       MSCI EAFE              MSCI EAFE
                                         -Class A Shares                 Index               Growth Index
                     3/31/92                                             $10000                 $10000
                        4/92                      $9710                   10047                   9777
                        5/92                      10293                   10720                  10508
                        6/92                      10185                   10211                  10042
                        7/92                       9796                    9950                   9884
                        8/92                       9959                   10574                  10658
                        9/92                       9775                   10365                  10437
                       10/92                       9602                    9822                   9895
                       11/92                       9634                    9914                  10034
                       12/92                       9702                    9965                  10046
                        1/93                       9723                    9964                   9955
                        2/93                       9940                   10265                  10239
                        3/93                      10524                   11160                  10966
                        4/93                      11034                   12219                  11852
                        5/93                      11369                   12477                  12201
                        6/93                      11142                   12282                  12091
                        7/93                      11445                   12712                  12444
                        8/93                      12289                   13399                  13079
                        9/93                      12420                   13097                  12760
                       10/93                      13189                   13501                  13163
                       11/93                      12810                   12320                  11872
                       12/93                      14144                   13210                  12572
                        1/94                      14739                   14327                  13517
                        2/94                      14284                   14287                  13415
                        3/94                      13525                   13672                  12755
                        4/94                      13981                   14252                  13281
                        5/94                      13851                   14170                  13126
                        6/94                      13633                   14370                  13251
                        7/94                      14154                   14509                  13367
                        8/94                      14555                   14852                  13670
                        9/94                      14197                   14384                  13214
                       10/94                      14630                   14863                  13584
                       11/94                      13762                   14149                  12973
                       12/94                      13670                   14238                  13140
                        1/95                      12892                   13691                  12636
                        2/95                      13220                   13651                  12632
                        3/95                      13705                   14503                  13426
                        4/95                      14134                   15048                  14020
                        5/95                      14460                   14869                  13859
                        6/95                      14709                   14608                  13572
                        7/95                      15521                   15518                  14437
                        8/95                      15204                   14926                  13830
                        9/95                      15486                   15217                  14146
                       10/95                      15396                   14808                  13764
                       11/95                      15453                   15220                  14143
                       12/95                      15913                   15833                  14635
                        1/96                      16295                   15898                  14645
                        2/96                      16631                   15952                  14696
                        3/96                      16920                   16291                  15049
                        4/96                      17465                   16764                  15413
                        5/96                      17545                   16456                  15091
                        6/96                      17905                   16549                  15144
                        7/96                      17024                   16065                  14654
                        8/96                      17419                   16100                  14668
                        9/96                      17895                   16528                  15070
                       10/96                      17825                   16359                  14945
                       11/96                      18659                   17010                  15423
                       12/96                      18929                   16791                  15142
                        1/97                      18882                   16203                  14511
                        2/97                      19097                   16468                  14735
                        3/97                      18943                   16528                  14823
                        4/97                      18895                   16615                  14971
                        5/97                      20029                   17697                  15851
                        6/97                      21069                   18673                  16773
                        7/97                      21892                   18975                  17174
                        8/97                      20007                   17558                  15849
                        9/97                      21726                   18541                  16897
                       10/97                      19864                   17116                  15298
                       11/97                      19876                   16942                  15265
                       12/97                      20011                   17089                  15461
                        1/98                      20203                   17871                  16160
                        2/98                      21581                   19018                  17232
                        3/98                      22960                   19603                  17465
                        4/98                      23295                   19758                  17640
                        5/98                      23715                   19662                  17516
                        6/98                      23739                   19811                  17758
                        7/98                      24147                   20012                  17838
                        8/98                      20802                   17533                  15922
                        9/98                      20264                   16995                  15474
                       10/98                      21078                   18767                  17044
                       11/98                      21953                   19728                  17868
                       12/98                      22697                   20507                  18894
                        1/99                      22965                   20446                  18993
                        2/99                      21916                   19959                  18376
                        3/99                      22282                   20792                  18625
                        4/99                      23001                   21634                  18815
                        5/99                      22159                   20520                  17998
                        6/99                      23573                   21320                  18695
                        7/99                      24049                   21954                  19054
                        8/99                      24073                   22034                  19161
                        9/99                      24598                   22256                  19465
                       10/99                      26502                   23090                  20508
                       11/99                      30003                   23892                  22010
                       12/99                      35200                   26036                  24460
                        1/00                      32771                   24382                  23084
                        2/00                      36074                   25038                  24364
                        3/00                      34959                   26009                  24821
                        4/00                      32138                   24640                  23181
                        5/00                      30200                   24038                  21745
                        6/00                      31580                   24978                  22521
                        7/00                      30794                   23931                  21110
                        8/00                      31998                   24139                  21334
                        9/00                      29352                   22963                  19922
                       10/00                      27338                   22421                  19001
                       11/00                      25034                   21580                  18124
                       12/00                      26153                   22347                  18464
                        1/01                      26535                   22336                  18412
                        2/01                      23536                   20661                  16542
                        3/01                      21886                   19284                  15397
                        4/01                      23140                   20624                  16452
                        5/01                      22800                   19896                  15789
                        6/01                      22554                   19083                  15022
                        7/01                      22035                   18735                  14658
                        8/01                      21244                   18261                  13989
                        9/01                      19228                   16411                  12665
                       10/01                      19691                   16831                  13169
                       11/01                      19910                   17452                  13845
                       12/01                      20304                   17555                  13926
                        1/02                      19486                   16623                  13175
                        2/02                      19732                   16739                  13352
                        3/02                      20562                   17726                  13922
                        4/02                      20589                   17762                  13933
                        5/02                      20820                   17987                  13961
                        6/02                      20384                   17271                  13601
                        7/02                      18395                   15566                  12151
                        8/02                      18408                   15530                  12057
                        9/02                      16473                   13863                  11008
                       10/02                      17290                   14608                  11630
                       11/02                      17589                   15271                  11972
                       12/02                      17412                   14757                  11694
                        1/03                      16745                   14141                  11115
                        2/03                      16514                   13816                  10876
                        3/03                      16268                   13545                  10761
                        4/03                      17236                   14873                  11693
                        5/03                      18258                   15774                  12297
                        6/03                      18639                   16155                  12511
                        7/03                      18747                   16546                  12675
                        8/03                      19047                   16946                  12907
                        9/03                      19483                   17468                  13344
                       10/03                      20750                   18557                  14111
                       11/03                      21132                   18969                  14441
                       12/03                      22252                   20451                  15435
                        1/04                      22962                   20740                  15736
                        2/04                      23588                   21219                  16034
                        3/04                      23520                   21339                  16047
                        4/04                      23014                   20856                  15648
                        5/04                      23191                   20900                  15608
                        6/04                      23532                   21385                  15817
                        7/04                      22782                   20691                  15174
                        8/04                      22959                   20782                  15191
                        9/04                      23846                   21325                  15566
                       10/04                      24788                   22052                  16087
                       11/04                      26314                   23559                  17195
                       12/04                      27459                   24592                  17924
                        1/05                      27009                   24141                  17510
                        2/05                      28222                   25184                  18212
                        3/05                      27581                   24551                  17765
                        4/05                      26748                   23974                  17422
                        5/05                      26967                   23986                  17474
                        6/05                      27636                   24304                  17614
                        7/05                      28808                   25049                  18151
                        8/05                      29776                   25682                  18672
                        9/05                      30484                   26826                  19458
                       10/05                      29503                   26042                  18926
                       11/05                      30580                   26679                  19283
                       12/05                      32268                   27921                  20303
                        1/06                      34739                   29635                  21554
                        2/06                      34479                   29569                  21309
                        3/06                      35482                   30544                  22133
                        4/06                      37090                   32003                  23140
                        5/06                      35205                   30760                  22161
                        6/06                      35149                   30758                  22190
                        7/06                      35494                   31062                  22293
                        8/06                      36633                   31916                  22831
                        9/06                      36812                   31966                  22703
                       10/06                      38294                   33209                  23476

====================================================================================================================================

                                                                                                                 SOURCE: LIPPER INC.

Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable         effective than other types of charts in
sales charges, Fund expenses and             illustrating changes in value during the
management fees. Index results include       early years shown in the chart. The
reinvested dividends, but they do not        vertical axis, the one that indicates the
reflect sales charges. Performance of an     dollar value of an investment, is
index of funds reflects fund expenses and    constructed with each segment
management fees; performance of a market     representing a percent change in the
index does not. Performance shown in the     value of the investment. In this chart,
chart and table(s) does not reflect          each segment represents a doubling, or
deduction of taxes a shareholder would       100% change, in the value of the
pay on Fund distributions or sale of Fund    investment. In other words, the space
shares. Performance of the indexes does      between $5,000 and $10,000 is the same
not reflect the effects of taxes.            size as the space between $10,000 and
                                             $20,000, and so on.


AIM International Growth Fund

=========================================    =========================================     =========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS

As of 10/31/06, including applicable         As of 9/30/06, the most recent calendar       6 months ended 10/31/06, excluding
sales charges                                quarter-end, including applicable sales       applicable sales charges
                                             charges
CLASS A SHARES                                                                             Class A Shares                 3.19%
Inception (4/7/92)             9.66%         CLASS A SHARES                                Class B Shares                 2.83
10 Years                       7.34          Inception (4/7/92)             9.42%          Class C Shares                 2.82
 5 Years                      12.94          10 Years                       6.88           Class R Shares                 3.06
 1 Year                       22.59           5 Years                      12.60
                                              1 Year                       14.13           =========================================
CLASS B SHARES
Inception (9/15/94)            7.77%         CLASS B SHARES
10 Years                       7.31          Inception (9/15/94)            7.48%
 5 Years                      13.18          10 Years                       6.85
 1 Year                       23.80           5 Years                      12.82
                                              1 Year                       14.85
CLASS C SHARES
Inception (8/4/97)             5.68%         CLASS C SHARES
 5 Years                      13.42          Inception (8/4/97)             5.29%
 1 Year                       27.78           5 Years                      13.07
                                              1 Year                       18.83
CLASS R SHARES
10 Years                       7.68%         CLASS R SHARES
 5 Years                      13.89          10 Years                       7.22%
 1 Year                       29.37           5 Years                      13.56
                                              1 Year                       20.44

=========================================    =========================================

CLASS R SHARES' INCEPTION DATE IS JUNE 3,    PERFORMANCE FIGURES REFLECT REINVESTED        1% FOR THE FIRST YEAR AFTER PURCHASE.
2002. RETURNS SINCE THAT DATE ARE            DISTRIBUTIONS, CHANGES IN NET ASSET VALUE     CLASS R SHARES DO NOT HAVE A FRONT-END
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    AND THE EFFECT OF THE MAXIMUM SALES           SALES CHARGE; RETURNS SHOWN ARE AT NET
BLENDED RETURNS OF HISTORICAL CLASS R        CHARGE UNLESS OTHERWISE STATED INVESTMENT     ASSET VALUE AND DO NOT REFLECT A 0.75%
SHARE PERFORMANCE AND RESTATED CLASS A       RETURN AND PRINCIPAL VALUE WILL FLUCTUATE     CDSC THAT MAY BE IMPOSED ON A TOTAL
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN      REDEMPTION OF RETIREMENT PLAN ASSETS
THE INCEPTION DATE OF CLASS R SHARES) AT     YOU SELL SHARES.                              WITHIN THE FIRST YEAR.
NET ASSET VALUE, ADJUSTED TO REFLECT THE
HIGHER RULE 12b-1 FEES APPLICABLE TO            CLASS A SHARE PERFORMANCE REFLECTS THE        THE PERFORMANCE OF THE FUND'S SHARE
CLASS R SHARES. CLASS A SHARES' INCEPTION    MAXIMUM 5.50% SALES CHARGE, AND CLASS B       CLASSES WILL DIFFER PRIMARILY DUE TO
IS APRIL 7, 1992.                            AND CLASS C SHARE PERFORMANCE REFLECTS        DIFFERENT SALES CHARGE STRUCTURES AND
                                             THE APPLICABLE CONTINGENT DEFERRED SALES      CLASS EXPENSES.
   THE PERFORMANCE DATA QUOTED REPRESENT     CHARGE (CDSC) FOR THE PERIOD INVOLVED.
PAST PERFORMANCE AND CANNOT GUARANTEE        THE CDSC ON CLASS B SHARES DECLINES FROM         A REDEMPTION FEE OF 2% WILL BE IMPOSED
COMPARABLE FUTURE RESULTS; CURRENT           5% BEGINNING AT THE TIME OF PURCHASE TO       ON CERTAIN REDEMPTIONS OR EXCHANGES OUT
PERFORMANCE MAY BE LOWER OR HIGHER.          0% AT THE BEGINNING OF THE SEVENTH YEAR.      OF THE FUND WITHIN 30 DAYS OF PURCHASE.
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      THE CDSC ON CLASS C SHARES IS                 EXCEPTIONS TO THE REDEMPTION FEE ARE
MOST RECENT MONTH-END PERFORMANCE.                                                         LISTED IN THE FUND'S PROSPECTUS.

AIM International Growth Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM                 on such review, the Board concluded that      o Meetings with the Fund's portfolio
International Mutual Funds (the "Board")     the range of services to be provided by       managers and investment personnel. With
oversees the management of AIM               AIM under the Advisory Agreement was          respect to the Fund, the Board is meeting
International Growth Fund (the "Fund")       appropriate and that AIM currently is         periodically with such Fund's portfolio
and, as required by law, determines          providing services in accordance with the     managers and/or other investment
annually whether to approve the              terms of the Advisory Agreement.              personnel and believes that such
continuance of the Fund's advisory                                                         individuals are competent and able to
agreement with A I M Advisors, Inc.          o The quality of services to be provided      continue to carry out their
("AIM"). Based upon the recommendation of    by AIM. The Board reviewed the                responsibilities under the Advisory
the Investments Committee of the Board,      credentials and experience of the             Agreement.
at a meeting held on June 27, 2006, the      officers and employees of AIM who will
Board, including all of the independent      provide investment advisory services to       o Overall performance of AIM. The Board
trustees, approved the continuance of the    the Fund. In reviewing the qualifications     considered the overall performance of AIM
advisory agreement (the "Advisory            of AIM to provide investment advisory         in providing investment advisory and
Agreement") between the Fund and AIM for     services, the Board considered such           portfolio administrative services to the
another year, effective July 1, 2006.        issues as AIM's portfolio and product         Fund and concluded that such performance
                                             review process, various back office           was satisfactory.
   The Board considered the factors          support functions provided by AIM and
discussed below in evaluating the            AIM's equity and fixed income trading         o Fees relative to those of clients of
fairness and reasonableness of the           operation. Based on the review of these       AIM with comparable investment
Advisory Agreement at the meeting on June    and other factors, the Board concluded        strategies. The Board reviewed the
27, 2006 and as part of the Board's          that the quality of services to be            effective advisory fee rate (before
ongoing oversight of the Fund. In their      provided by AIM was appropriate and that      waivers) for the Fund under the Advisory
deliberations, the Board and the             AIM currently is providing satisfactory       Agreement. The Board noted that this rate
independent trustees did not identify any    services in accordance with the terms of      was (i) above the effective advisory fee
particular factor that was controlling,      the Advisory Agreement.                       rate (before waivers) for one variable
and each trustee attributed different                                                      insurance fund advised by AIM and offered
weights to the various factors.              o The performance of the Fund relative to     to insurance company separate accounts
                                             comparable funds. The Board reviewed the      with investment strategies comparable to
   One responsibility of the independent     performance of the Fund during the past       those of the Fund; (ii) above the
Senior Officer of the Fund is to manage      one, three and five calendar years            effective sub-advisory fee rate for one
the process by which the Fund's proposed     against the performance of funds advised      Canadian mutual fund advised by an AIM
management fees are negotiated to ensure     by other advisors with investment             affiliate and sub-advised by AIM with
that they are negotiated in a manner         strategies comparable to those of the         investment strategies comparable to those
which is at arms' length and reasonable.     Fund. The Board noted that the Fund's         of the Fund, although the total advisory
To that end, the Senior Officer must         performance in such periods was above the     fees for such Canadian mutual fund were
either supervise a competitive bidding       median performance of such comparable         above those for the Fund; (iii) above the
process or prepare an independent written    funds. Based on this review and after         effective sub-advisory fee rates for two
evaluation. The Senior Officer has           taking account of all of the other            variable insurance funds sub-advised by
recommended an independent written           factors that the Board considered in          an AIM affiliate and offered to insurance
evaluation in lieu of a competitive          determining whether to continue the           company separate accounts with investment
bidding process and, upon the direction      Advisory Agreement for the Fund, the          strategies comparable to those of the
of the Board, has prepared such an           Board concluded that no changes should be     Fund, although the total advisory fees
independent written evaluation. Such         made to the Fund and that it was not          for one such variable insurance fund were
written evaluation also considered           necessary to change the Fund's portfolio      above those for the Fund; and (iv) above
certain of the factors discussed below.      management team at this time. Although        the total advisory fee rates for 11
In addition, as discussed below, the         the independent written evaluation of the     separately managed accounts/wrap accounts
Senior Officer made a recommendation to      Fund's Senior Officer (discussed below)       managed by an AIM affiliate with
the Board in connection with such written    only considered Fund performance through      investment strategies comparable to those
evaluation.                                  the most recent calendar year, the Board      of the Fund. The Board noted that AIM has
                                             also reviewed more recent Fund                agreed to waive advisory fees of the
   The discussion below serves as a          performance, which did not change their       Fund, as discussed below. Based on this
summary of the Senior Officer's              conclusions.                                  review, the Board concluded that the
independent written evaluation and                                                         advisory fee rate for the Fund under the
recommendation to the Board in connection    o The performance of the Fund relative to     Advisory Agreement was fair and
therewith, as well as a discussion of the    indices. The Board reviewed the               reasonable.
material factors and the conclusions with    performance of the Fund during the past
respect thereto that formed the basis for    one, three and five calendar years            o Fees relative to those of comparable
the Board's approval of the Advisory         against the performance of the Lipper         funds with other advisors. The Board
Agreement. After consideration of all of     International Multi-Cap Growth Index. The     reviewed the advisory fee rate for the
the factors below and based on its           Board noted that the Fund's performance       Fund under the Advisory Agreement. The
informed business judgment, the Board        was comparable to the performance of such     Board compared effective contractual
determined that the Advisory Agreement is    Index for the one and three year periods      advisory fee rates at a common asset
in the best interests of the Fund and its    above such Index for the five year            level at the end of the past calendar
shareholders and that the compensation to    period. Based on this review and after        year and noted that the Fund's rate was
AIM under the Advisory Agreement is fair     taking account of all of the other            comparable to the median rate of the
and reasonable and would have been           factors that the Board considered in          funds advised by other advisors with
obtained through arm's length                determining whether to continue the           investment strategies comparable to those
negotiations.                                Advisory Agreement for the Fund, the          of the Fund that the Board reviewed. The
                                             Board concluded that no changes should be     Board noted that AIM has agreed to waive
   Unless otherwise stated, information      made to the Fund and that it was not          advisory fees of the Fund, as discussed
presented below is as of June 27, 2006       necessary to change the Fund's portfolio      below. Based on this review, the Board
and does not reflect any changes that may    management team at this time. Although        concluded that the advisory fee rate for
have occurred since June 27, 2006,           the independent written evaluation of the     the Fund under the Advisory Agreement was
including but not limited to changes to      Fund's Senior Officer (discussed below)       fair and reasonable.
the Fund's performance, advisory fees,       only considered Fund performance through
expense limitations and/or fee waivers.      the most recent calendar year, the Board      o Expense limitations and fee waivers.
                                             also reviewed more recent Fund                The Board noted that AIM has
o The nature and extent of the advisory      performance, which did not change their       contractually agreed to waive advi-
services to be provided by AIM. The Board    conclusions.
reviewed the services to be provided by                                                                                  (continued)
AIM under the Advisory Agreement. Based

AIM International Growth Fund

sory fees of the Fund through December       concluded that the investment of cash         o Historical relationship between the
31, 2009 to the extent necessary so that     collateral received in connection with        Fund and AIM. In determining whether to
the advisory fees payable by the Fund do     the securities lending program in the         continue the Advisory Agreement for the
not exceed a specified maximum advisory      money market funds according to the           Fund, the Board also considered the prior
fee rate, which maximum rate includes        procedures is in the best interests of        relationship between AIM and the Fund, as
breakpoints and is based on net asset        the lending Fund and its respective           well as the Board's knowledge of AIM's
levels. The Board considered the             shareholders.                                 operations, and concluded that it was
contractual nature of this fee waiver and                                                  beneficial to maintain the current
noted that it remains in effect until        o Independent written evaluation and          relationship, in part, because of such
December 31, 2009. The Board considered      recommendations of the Fund's Senior          knowledge. The Board also reviewed the
the effect this fee waiver would have on     Officer. The Board noted that, upon their     general nature of the non-investment
the Fund's estimated expenses and            direction, the Senior Officer of the          advisory services currently performed by
concluded that the levels of fee             Fund, who is independent of AIM and AIM's     AIM and its affiliates, such as
waivers/expense limitations for the Fund     affiliates, had prepared an independent       administrative, transfer agency and
were fair and reasonable.                    written evaluation in order to assist the     distribution services, and the fees
                                             Board in determining the reasonableness       received by AIM and its affiliates for
o Breakpoints and economies of scale. The    of the proposed management fees of the        performing such services. In addition to
Board reviewed the structure of the          AIM Funds, including the Fund. The Board      reviewing such services, the trustees
Fund's advisory fee under the Advisory       noted that the Senior Officer's written       also considered the organizational
Agreement, noting that it includes one       evaluation had been relied upon by the        structure employed by AIM and its
breakpoint. The Board reviewed the level     Board in this regard in lieu of a             affiliates to provide those services.
of the Fund's advisory fees, and noted       competitive bidding process. In               Based on the review of these and other
that such fees, as a percentage of the       determining whether to continue the           factors, the Board concluded that AIM and
Fund's net assets, have decreased as net     Advisory Agreement for the Fund, the          its affiliates were qualified to continue
assets increased because the Advisory        Board considered the Senior Officer's         to provide non-investment advisory
Agreement includes a breakpoint. The         written evaluation and the recommendation     services to the Fund, including
Board noted that AIM has contractually       made by the Senior Officer to the Board       administrative, transfer agency and
agreed to waive advisory fees of the Fund    that the Board consider whether the           distribution services, and that AIM and
through December 31, 2009 to the extent      advisory fee waivers for certain equity       its affiliates currently are providing
necessary so that the advisory fees          AIM Funds, including the Fund, should be      satisfactory non-investment advisory
payable by the Fund do not exceed a          simplified. The Board concluded that it       services.
specified maximum advisory fee rate,         would be advisable to consider this issue
which maximum rate includes breakpoints      and reach a decision prior to the             o Other factors and current trends. The
and is based on net asset levels. The        expiration date of such advisory fee          Board considered the steps that AIM and
Board concluded that the Fund's fee          waivers.                                      its affiliates have taken over the last
levels under the Advisory Agreement                                                        several years, and continue to take, in
therefore reflect economies of scale and     o Profitability of AIM and its                order to improve the quality and
that it was not necessary to change the      affiliates. The Board reviewed                efficiency of the services they provide
advisory fee breakpoints in the Fund's       information concerning the profitability      to the Funds in the areas of investment
advisory fee schedule.                       of AIM's (and its affiliates') investment     performance, product line
                                             advisory and other activities and its         diversification, distribution, fund
o Investments in affiliated money market     financial condition. The Board considered     operations, shareholder services and
funds. The Board also took into account      the overall profitability of AIM, as well     compliance. The Board concluded that
the fact that uninvested cash and cash       as the profitability of AIM in connection     these steps taken by AIM have improved,
collateral from securities lending           with managing the Fund. The Board noted       and are likely to continue to improve,
arrangements, if any (collectively, "cash    that AIM's operations remain profitable,      the quality and efficiency of the
balances") of the Fund may be invested in    although increased expenses in recent         services AIM and its affiliates provide
money market funds advised by AIM            years have reduced AIM's profitability.       to the Fund in each of these areas, and
pursuant to the terms of an SEC exemptive    Based on the review of the profitability      support the Board's approval of the
order. The Board found that the Fund may     of AIM's and its affiliates' investment       continuance of the Advisory Agreement for
realize certain benefits upon investing      advisory and other activities and its         the Fund.
cash balances in AIM advised money market    financial condition, the Board concluded
funds, including a higher net return,        that the compensation to be paid by the
increased liquidity, increased               Fund to AIM under its Advisory Agreement
diversification or decreased transaction     was not excessive.
costs. The Board also found that the Fund
will not receive reduced services if it      o Benefits of soft dollars to AIM. The
invests its cash balances in such money      Board considered the benefits realized by
market funds. The Board noted that, to       AIM as a result of brokerage transactions
the extent the Fund invests uninvested       executed through "soft dollar"
cash in affiliated money market funds,       arrangements. Under these arrangements,
AIM has voluntarily agreed to waive a        brokerage commissions paid by the Fund
portion of the advisory fees it receives     and/or other funds advised by AIM are
from the Fund attributable to such           used to pay for research and execution
investment. The Board noted that, to the     services. This research may be used by
extent the Fund invests in affiliated        AIM in making investment decisions for
money market funds, AIM has voluntarily      the Fund. The Board concluded that such
agreed to waive a portion of the advisory    arrangements were appropriate.
fees it receives from the Fund
attributable to such investment. The         o AIM's financial soundness in light of
Board further determined that the            the Fund's needs. The Board considered
proposed securities lending program and      whether AIM is financially sound and has
related procedures with respect to the       the resources necessary to perform its
lending Fund is in the best interests of     obligations under the Advisory Agreement,
the lending Fund and its respective          and concluded that AIM has the financial
shareholders. The Board therefore            resources necessary to fulfill its
                                             obligations under the Advisory Agreement.

Supplement to Annual Report dated 10/31/06

AIM International Growth Fund

                                                 ===================================

Institutional Class Shares                       AVERAGE ANNUAL TOTAL RETURNS               PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                                 For periods ended 10/31/06            INDICATIVE OF FUTURE RESULTS. MORE RECENT
The following information has been prepared to                                         RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.
provide Institutional Class shareholders with    Inception (3/15/02)          15.00%   ALL RETURNS ASSUME REINVESTMENT OF
a performance overview specific to their         1 Year                       30.32    DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND
holdings. Institutional Class shares are         6 Months*                     3.44    PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
offered exclusively to institutional                                                   SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR
investors, including defined contribution        ===================================   LESS THAN THEIR ORIGINAL COST. SEE FULL
plans that meet certain criteria.                                                      REPORT FOR INFORMATION ON COMPARATIVE
                                                 AVERAGE ANNUAL TOTAL RETURNS          BENCHMARKS. PLEASE CONSULT YOUR FUND
                                                 For periods ended 9/30/06, most       PROSPECTUS FOR MORE INFORMATION. FOR THE MOST
                                                 recent calendar quarter-end           CURRENT MONTH-END PERFORMANCE, PLEASE CALL
                                                                                       800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                                 Inception (3/15/02)          14.32%
                                                 1 Year                       21.36
                                                 6 Months*                     3.98

                                                 *Cumulative total return that has
                                                 not been annualized

                                                 ===================================

                                                 INSTITUTIONAL CLASS SHARES HAVE NO
                                                 SALES CHARGE; THEREFORE,
                                                 PERFORMANCE IS AT NAV. PERFORMANCE
                                                 OF INSTITUTIONAL CLASS SHARES WILL
                                                 DIFFER FROM PERFORMANCE OF OTHER
                                                 SHARE CLASSES PRIMARILY DUE TO
                                                 DIFFERING SALES CHARGES AND CLASS
                                                 EXPENSES.

                                                      A REDEMPTION FEE OF 2% WILL BE
                                                 IMPOSED ON CERTAIN REDEMPTIONS OR
                                                 EXCHANGES OUT OF THE FUND WITHIN 30
                                                 DAYS OF PURCHASE. EXCEPTIONS TO THE
                                                 REDEMPTION FEE ARE LISTED IN THE
                                                 FUND'S PROSPECTUS.

==============================================

NASDAQ SYMBOL                            AIEVX

==============================================

Over for information on your Fund's expenses.

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                            [YOUR GOALS. OUR SOLUTIONS.]   [AIM INVESTMENTS LOGO APPEARS HERE]
AIMINVESTMENTS.COM   IGR-INS-1   A I M Distributors, Inc.     --REGISTERED TRADEMARK--          --REGISTERED TRADEMARK--

Information about your Fund's expenses

Calculating your ongoing Fund expenses

Example                                          divide your account value by $1,000        The hypothetical account values and
                                                 (for example, an $8,600 account       expenses may not be used to estimate the
As a shareholder of the Fund, you incur          value divided by $1,000 = 8.6),       actual ending account balance or expenses you
ongoing costs, including management fees and     then multiply the result by the       paid for the period. You may use this
other Fund expenses. This example is intended    number in the table under the         information to compare the ongoing costs of
to help you understand your ongoing costs (in    heading entitled "Actual Expenses     investing in the Fund and other funds. To do
dollars) of investing in the Fund and to         Paid During Period" to estimate the   so, compare this 5% hypothetical example with
compare these costs with ongoing costs of        expenses you paid on your account     the 5% hypothetical examples that appear in
investing in other mutual funds. The example     during this period.                   the shareholder reports of the other funds.
is based on an investment of $1,000 invested
at the beginning of the period and held for      Hypothetical example for comparison        Please note that the expenses shown in
the entire period May 1, 2006, through October   purposes                              the table are meant to highlight your ongoing
31, 2006.                                                                              costs only. Therefore, the hypothetical
                                                 The table below also provides         information is useful in comparing ongoing
Actual expenses                                  information about hypothetical        costs only, and will not help you determine
                                                 account values and hypothetical       the relative total costs of owning different
The table below provides information about       expenses based on the Fund's actual   funds.
actual account values and actual expenses. You   expense ratio and an assumed rate
may use the information in this table,           of return of 5% per year before
together with the amount you invested, to        expenses, which is not the Fund's
estimate the expenses that you paid over the     actual return. The Fund's actual
period. Simply                                   cumulative total return after
                                                 expenses for the six months ended
                                                 October 31, 2006, appears in the
                                                 table on the front of this
                                                 supplement.

====================================================================================================================================

                                                                                       HYPOTHETICAL
                                                ACTUAL                      (5% ANNUAL RETURN BEFORE EXPENSES)

                BEGINNING              ENDING             EXPENSES                ENDING             EXPENSES         ANNUALIZED
SHARE         ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING           ACCOUNT VALUE        PAID DURING          EXPENSE
CLASS            (5/1/06)          (10/31/06)(1)         PERIOD(2)              (10/31/06)          PERIOD(2)            RATIO

Institutional   $1,000.00            $1,034.40             $5.54                 1,019.76             $5.50              1.08%

(1)  The actual ending account value is based on the actual total return of the Fund for the period May 1, 2006, through October 31,
     2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended October 31, 2006, appears in the table on the front of this supplement.

(2)  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

====================================================================================================================================

AIMINVESTMENTS.COM   IGR-INS-1   A I M Distributors, Inc.

AIM International Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006


                                                 SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-89.29%

AUSTRALIA-2.55%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                    1,545,300   $   32,875,389
--------------------------------------------------------------------------
Brambles Industries Ltd. (Diversified
  Commercial & Professional Services)(a)(b)     1,851,693       17,824,533
--------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)                                   877,500       16,708,737
==========================================================================
                                                                67,408,659
==========================================================================

BELGIUM-2.32%

InBev N.V. (Brewers)                              671,400       37,825,393
--------------------------------------------------------------------------
KBC Groep N.V. (Diversified Banks)(a)             216,004       23,557,253
==========================================================================
                                                                61,382,646
==========================================================================

BRAZIL-0.46%

All America Latina Logistica (Railroads)(c)     1,394,600       12,177,922
==========================================================================

CANADA-4.39%

Canadian National Railway Co. (Railroads)         516,900       24,631,825
--------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                       407,200       21,199,644
--------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                     299,800       14,240,967
--------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      701,804       22,816,287
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        432,800       33,249,310
==========================================================================
                                                               116,138,033
==========================================================================

CHINA-1.02%

Industrial and Commercial Bank of China-
  Class H (Diversified Banks)(Acquired
  10/20/06; Cost $1,680,590)(d)(e)              4,220,000        1,888,289
--------------------------------------------------------------------------
Ping An Insurance (Group) Co. of China Ltd.-
  Class H (Life & Health Insurance)(a)          7,215,000       25,065,795
==========================================================================
                                                                26,954,084
==========================================================================

DENMARK-0.96%

Novo Nordisk A.S.-Class B
  (Pharmaceuticals)(a)                            338,006       25,502,335
==========================================================================

FRANCE-9.59%

Axa (Multi-Line Insurance)(a)                     692,122       26,306,219
--------------------------------------------------------------------------
BNP Paribas (Diversified Banks)(a)                513,587       56,416,184
--------------------------------------------------------------------------
Capgemini S.A. (IT Consulting & Other
  Services)(a)                                    319,352       18,122,711
--------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(a)               294,062       24,976,517
--------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)           217,700       36,071,590
--------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)              628,956       42,802,842
--------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(a)        437,960       49,302,080
==========================================================================
                                                               253,998,143
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


GERMANY-5.89%

Bayer A.G. (Diversified Chemicals)(a)(b)          382,490   $   19,226,129
--------------------------------------------------------------------------
Commerzbank A.G. (Diversified Banks)(a)           884,394       31,369,191
--------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(a)              152,800       17,065,595
--------------------------------------------------------------------------
MAN A.G. (Industrial Machinery)(a)                323,270       28,700,424
--------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)                      180,386       19,017,467
--------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)          79,389       28,152,000
--------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)           137,307       12,355,251
==========================================================================
                                                               155,886,057
==========================================================================

GREECE-0.98%

OPAP S.A. (Casinos & Gaming)(a)                   726,490       25,870,382
==========================================================================

HONG KONG-1.23%

Esprit Holdings Ltd. (Apparel Retail)(a)        2,024,000       19,588,868
--------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)                             1,469,000       13,022,787
==========================================================================
                                                                32,611,655
==========================================================================

HUNGARY-0.77%

OTP Bank Nyrt. (Diversified Banks)                583,129       20,499,794
==========================================================================

INDIA-2.76%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(a)                 474,536       15,388,646
--------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(a)                              928,576       43,150,453
--------------------------------------------------------------------------
Maruti Udyog Ltd. (Automobile
  Manufacturers)(a)                               672,332       14,428,206
==========================================================================
                                                                72,967,305
==========================================================================

INDONESIA-0.56%

PT Telekomunikasi Indonesia-Series B
  (Integrated Telecommunication Services)(a)   16,000,000       14,721,588
==========================================================================

IRELAND-2.37%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                     2,278,540       40,856,859
--------------------------------------------------------------------------
CRH PLC (Construction Materials)                  622,411       21,997,332
==========================================================================
                                                                62,854,191
==========================================================================

ISRAEL-0.79%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               632,278       20,846,206
==========================================================================

ITALY-1.45%

Eni S.p.A. (Integrated Oil & Gas)(a)(b)         1,272,749       38,516,930
==========================================================================

JAPAN-14.37%

AEON Co., Ltd. (Hypermarkets & Super Centers)     733,400       17,164,202
--------------------------------------------------------------------------
Canon Inc. (Office Electronics)(a)                849,400       45,184,576
--------------------------------------------------------------------------
Denso Corp. (Auto Parts & Equipment)(a)           349,100       13,259,755
--------------------------------------------------------------------------
FANUC Ltd. (Industrial Machinery)(a)              375,600       32,571,718
--------------------------------------------------------------------------

AIM International Growth Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------
JAPAN-(CONTINUED)

Hitachi High-Technologies Corp. (Trading
  Companies & Distributors)(a)                    645,100   $   19,172,677
--------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(a)                               748,200       28,768,774
--------------------------------------------------------------------------
IBIDEN Co., Ltd. (Electronic Equipment
  Manufacturers)(a)                               455,000       23,701,193
--------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)(a)                643,400       16,060,452
--------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(a)                                82,800       18,313,243
--------------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.
  (Consumer Electronics)(a)                     1,237,000       25,722,589
--------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks)(a)                                           896        6,951,639
--------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks)(Acquired 10/24/05; Cost
  $9,401,000)(a)(d)                                 1,564       12,134,334
--------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)(a)                             2,288,200       27,382,791
--------------------------------------------------------------------------
ORIX Corp. (Consumer Finance)                     112,900       31,807,304
--------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(a)                               792,000       22,471,464
--------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                               621,800       36,701,074
--------------------------------------------------------------------------
Yamaha Motor Co., Ltd. (Motorcycle
  Manufacturers)(a)                               110,000        2,994,308
==========================================================================
                                                               380,362,093
==========================================================================

MEXICO-2.35%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           622,400       26,682,288
--------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting &
  Cable TV)                                       628,500       15,511,380
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                5,741,800       19,966,372
==========================================================================
                                                                62,160,040
==========================================================================

NETHERLANDS-1.57%

Heineken Holding N.V. (Brewers)(a)                525,879       20,564,656
--------------------------------------------------------------------------
ING Groep N.V. (Other Diversified Financial
  Services)(a)                                    472,540       20,936,361
==========================================================================
                                                                41,501,017
==========================================================================

NORWAY-0.97%

Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)(a)(e)                     440,000       25,754,841
==========================================================================

RUSSIA-0.57%

LUKOIL-ADR (Integrated Oil & Gas)(a)              184,400       15,019,550
==========================================================================

SINGAPORE-1.27%

Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                             1,941,000       19,658,161
--------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(a)                                     1,240,000       14,084,587
==========================================================================
                                                                33,742,748
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


SOUTH AFRICA-1.12%

Standard Bank Group Ltd. (Diversified
  Banks)(a)                                     1,490,561   $   17,491,657
--------------------------------------------------------------------------
Telkom South Africa Ltd. (Integrated
  Telecommunication Services)(a)                  653,600       12,127,756
==========================================================================
                                                                29,619,413
==========================================================================

SOUTH KOREA-2.95%

Hynix Semiconductor Inc. (Semiconductors)(e)       98,570        3,577,896
--------------------------------------------------------------------------
Hyundai Heavy Industries Co., Ltd.
  (Construction & Farm Machinery & Heavy
  Trucks)(a)                                       85,000       12,433,557
--------------------------------------------------------------------------
Hyundai Motor Co. (Automobile Manufacturers)      196,040       15,937,873
--------------------------------------------------------------------------
Kookmin Bank (Diversified Banks)(a)               199,990       15,849,628
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                      46,690       30,246,088
==========================================================================
                                                                78,045,042
==========================================================================

SPAIN-3.01%

ACS, Actividades de Construccion y Servicios,
  S.A. (Construction & Engineering)               383,216       19,237,001
--------------------------------------------------------------------------
Banco Santander Central Hispano S.A.
  (Diversified Banks)(a)                        1,518,310       26,263,193
--------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                      713,195       34,082,212
==========================================================================
                                                                79,582,406
==========================================================================

SWEDEN-1.57%

Atlas Copco A.B.-Class A (Industrial
  Machinery)(a)                                   832,600       24,304,509
--------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(a)                 1,078,700       17,239,271
==========================================================================
                                                                41,543,780
==========================================================================

SWITZERLAND-8.72%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)(f)     751,160       37,091,397
--------------------------------------------------------------------------
Credit Suisse Group (Diversified Capital
  Markets)(a)                                     372,185       22,423,810
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(a)            82,630       28,209,283
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(a)           251,112       43,884,164
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(e)                                311,990       50,341,533
--------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)         819,303       48,862,651
==========================================================================
                                                               230,812,838
==========================================================================

TAIWAN-1.98%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(a)        3,589,740       23,116,827
--------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)(a)               1,818,300       17,633,104
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           6,409,320       11,719,946
==========================================================================
                                                                52,469,877
==========================================================================

TURKEY-0.86%

Akbank T.A.S. (Diversified Banks)(a)            4,014,806       22,814,530
==========================================================================

AIM International Growth Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------

UNITED KINGDOM-9.89%

Aviva PLC (Multi-Line Insurance)(a)             1,592,840   $   23,505,973
--------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)(a)                                  1,859,900       19,098,561
--------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)              935,600       19,217,328
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)            1,054,322       37,347,463
--------------------------------------------------------------------------
Informa PLC (Publishing)(a)                     2,475,748       25,791,630
--------------------------------------------------------------------------
International Power PLC (Independent Power
  Producers & Energy Traders)(a)                4,212,100       26,883,769
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)     715,030       31,079,748
--------------------------------------------------------------------------
Shire PLC (Pharmaceuticals)(a)                  1,609,100       29,382,874
--------------------------------------------------------------------------
Tesco PLC (Food Retail)                         3,733,203       28,022,203
--------------------------------------------------------------------------
WPP Group PLC (Advertising)(a)                  1,681,209       21,524,236
==========================================================================
                                                               261,853,785
==========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $1,420,478,461)                 2,363,617,890
==========================================================================

FOREIGN PREFERRED STOCKS-3.73%

BRAZIL-1.16%

Companhia de Bebidas das Americas -Pfd.-ADR
  (Brewers)                                       393,700       17,188,942
--------------------------------------------------------------------------
Petroleo Brasileiro S.A. Pfd.-ADR (Integrated
  Oil & Gas)                                      168,700       13,657,952
==========================================================================
                                                                30,846,894
==========================================================================

GERMANY-2.57%

Henkel KGaA -Pfd. (Household Products)            211,500       28,331,045
--------------------------------------------------------------------------
Porsche A.G. -Pfd. (Automobile Manufacturers)      34,055       39,706,282
==========================================================================
                                                                68,037,327
==========================================================================
    Total Foreign Preferred Stocks (Cost
      $63,273,772)                                              98,884,221
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


MONEY MARKET FUNDS-5.83%

Liquid Assets Portfolio-Institutional
  Class(g)                                     77,178,022   $   77,178,022
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(g)       77,178,022       77,178,022
==========================================================================
    Total Money Market Funds (Cost
      $154,356,044)                                            154,356,044
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-98.85% (Cost
  $1,638,108,277)                                            2,616,858,155
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.70%

Liquid Assets Portfolio-Institutional
  Class(g)(h)                                  71,397,200       71,397,200
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $71,397,200)                                        71,397,200
==========================================================================
TOTAL INVESTMENTS-101.55%
  (Cost $1,709,505,477)                                      2,688,255,355
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.55%)                          (41,025,611)
==========================================================================
NET ASSETS-100.00%                                          $2,647,229,744
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2006 was $1,857,466,221, which represented 70.17% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security was out on loan at October 31, 2006.
(c) Each unit represents one common share and four preferred shares.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2006 was $14,022,623, which represented 0.53% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Non-income producing security.
(f) Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

ASSETS:

Investments, at value (cost $1,483,752,233)*  $2,462,502,111
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $225,753,244)                            225,753,244
============================================================
    Total investments (cost $1,709,505,477)    2,688,255,355
============================================================
Foreign currencies, at value (cost
  $22,800,256)                                    22,885,894
------------------------------------------------------------
Receivables for:
  Investments sold                                29,268,764
------------------------------------------------------------
  Fund shares sold                                17,600,704
------------------------------------------------------------
  Dividends                                        4,767,613
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               133,876
------------------------------------------------------------
Other assets                                          76,933
============================================================
    Total assets                               2,762,989,139
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           34,593,120
------------------------------------------------------------
  Fund shares reacquired                           6,418,174
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 285,548
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        71,397,200
------------------------------------------------------------
Accrued distribution fees                            768,615
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,676
------------------------------------------------------------
Accrued transfer agent fees                        1,830,430
------------------------------------------------------------
Accrued operating expenses                           462,632
============================================================
    Total liabilities                            115,759,395
============================================================
Net assets applicable to shares outstanding   $2,647,229,744
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,664,573,307
------------------------------------------------------------
Undistributed net investment income                4,574,538
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                        (787,677)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              978,869,576
============================================================
                                              $2,647,229,744
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,908,452,563
____________________________________________________________
============================================================
Class B                                       $  247,939,106
____________________________________________________________
============================================================
Class C                                       $  183,360,161
____________________________________________________________
============================================================
Class R                                       $   19,069,916
____________________________________________________________
============================================================
Institutional Class                           $  288,407,998
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           68,520,893
____________________________________________________________
============================================================
Class B                                            9,595,734
____________________________________________________________
============================================================
Class C                                            7,090,228
____________________________________________________________
============================================================
Class R                                              691,541
____________________________________________________________
============================================================
Institutional Class                               10,204,242
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        27.85
------------------------------------------------------------
  Offering price per share
    (Net asset value of $27.85 divided by
    94.50%)                                   $        29.47
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        25.84
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        25.86
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        27.58
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        28.26
____________________________________________________________
============================================================

* At October 31, 2006, securities with an aggregate value of $68,061,560 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Growth Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,256,251)      $ 42,389,022
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $1,108,333)                       5,463,832
--------------------------------------------------------------------------
Interest                                                            29,277
==========================================================================
    Total investment income                                     47,882,131
==========================================================================

EXPENSES:

Advisory fees                                                   21,456,671
--------------------------------------------------------------------------
Administrative services fees                                       492,708
--------------------------------------------------------------------------
Custodian fees                                                   2,291,181
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        4,223,101
--------------------------------------------------------------------------
  Class B                                                        2,625,081
--------------------------------------------------------------------------
  Class C                                                        1,645,959
--------------------------------------------------------------------------
  Class R                                                           68,984
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                             5,344,380
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                92,563
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           71,407
--------------------------------------------------------------------------
Other                                                              786,375
==========================================================================
    Total expenses                                              39,098,410
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (1,270,131)
==========================================================================
    Net expenses                                                37,828,279
==========================================================================
Net investment income                                           10,053,852
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities
    sold to affiliates of $134,350)                            205,626,329
--------------------------------------------------------------------------
  Foreign currencies                                              (709,773)
==========================================================================
                                                               204,916,556
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        363,735,223
--------------------------------------------------------------------------
  Foreign currencies                                               314,197
==========================================================================
                                                               364,049,420
==========================================================================
Net gain from investment securities and foreign currencies     568,965,976
==========================================================================
Net increase in net assets resulting from operations          $579,019,828
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2006 and 2005

                                                                   2006              2005
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   10,053,852    $    7,558,877
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   204,916,556       167,072,543
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            364,049,420       146,980,078
==============================================================================================
    Net increase in net assets resulting from operations         579,019,828       321,611,498
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (11,764,093)               --
----------------------------------------------------------------------------------------------
  Class B                                                           (247,654)               --
----------------------------------------------------------------------------------------------
  Class C                                                           (134,689)               --
----------------------------------------------------------------------------------------------
  Class R                                                            (52,557)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,745,195)               --
==============================================================================================
    Decrease in net assets resulting from distributions          (13,944,188)               --
==============================================================================================
Share transactions-net:
  Class A                                                         48,312,933       (86,426,188)
----------------------------------------------------------------------------------------------
  Class B                                                        (67,603,740)     (100,538,960)
----------------------------------------------------------------------------------------------
  Class C                                                         11,602,717        (4,637,039)
----------------------------------------------------------------------------------------------
  Class R                                                          7,287,308         5,654,245
----------------------------------------------------------------------------------------------
  Institutional Class                                            145,451,503        79,580,219
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          145,050,721      (106,367,723)
==============================================================================================
    Net increase in net assets                                   710,126,361       215,243,775
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,937,103,383     1,721,859,608
==============================================================================================
  End of year (including undistributed net investment income
    of $4,574,538 and $9,174,647, respectively)               $2,647,229,744    $1,937,103,383
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

AIM International Growth Fund


       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class.

AIM International Growth Fund

    Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.95%
-------------------------------------------------------------------
Over $1 billion                                               0.90%
 __________________________________________________________________
===================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================

AIM International Growth Fund


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2006, AIM waived advisory fees of $1,013,311.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $5,179.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2006, AIM was paid $492,708.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2006, the Fund paid AIS $5,344,380 for Class A, Class B, Class C and Class R share classes and $92,563 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2006, the Class A, Class B, Class C and Class R shares paid $4,223,101, $2,625,081, $1,645,959 and $68,984, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2006, ADI advised the Fund that it retained $215,123 in front-end sales commissions from the sale of Class A shares and $6,777, $102,688, $10,775 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 8,233,242     $  326,088,689    $  (257,143,909)      $     --       $ 77,178,022     $2,175,012     $     --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class                    --        151,256,118        (74,078,096)            --         77,178,022        982,690           --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             8,233,242        232,111,878       (240,345,120)            --                 --      1,197,797           --
===================================================================================================================================
  Subtotal        $16,466,484     $  709,456,685    $  (571,567,125)      $     --       $154,356,044     $4,355,499     $     --
===================================================================================================================================

AIM International Growth Fund


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $80,692,180     $  812,595,366    $  (821,890,346)      $     --       $ 71,397,200     $1,108,333     $     --
===================================================================================================================================
  Total
    Investments
    in
    Affiliates    $97,158,664     $1,522,052,051    $(1,393,457,471)      $     --       $225,753,244     $5,463,832     $     --
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2006, the Fund engaged in securities sales of $480,162, which resulted in net realized gains of $134,350, and securities purchases of $621,278.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended October 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $251,641.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2006, the Fund paid legal fees of $11,317 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM International Growth Fund

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2006, securities with an aggregate value of $68,061,560 were on loan to brokers. The loans were secured by cash collateral of $71,397,200 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2006, the Fund received dividends on cash collateral investments of $1,108,333 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                                 2006         2005
-----------------------------------------------------------------------------------
Distributions paid from ordinary income                       $13,944,188    $   --
___________________________________________________________________________________
===================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2006, the components of net assets on a tax basis were as follows:

                                                                     2006
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   16,112,686
------------------------------------------------------------------------------
Undistributed long-term gain                                         8,856,958
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             966,924,545
------------------------------------------------------------------------------
Temporary book/tax differences                                        (245,138)
------------------------------------------------------------------------------
Capital loss carryforward                                           (8,992,614)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,664,573,307
==============================================================================
  Total net assets                                              $2,647,229,744
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $119,699.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2006 to utilizing $2,997,538 of capital loss carryforward in the fiscal year ended October 31, 2007.

    The Fund utilized $196,528,664 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                 $8,992,614
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM International Growth Fund

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2006 was $819,858,253 and $817,647,399, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $973,446,998
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (6,642,152)
==============================================================================
Net unrealized appreciation of investment securities             $966,804,846
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,721,450,509.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2006, undistributed net investment income was decreased by $709,773, undistributed net realized gain (loss) was increased by $709,773. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                        2006(A)                           2005
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      20,023,461    $ 508,901,335     18,721,536    $ 381,380,192
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,759,658       41,010,698      1,993,930       37,701,226
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,223,947       52,255,874      1,776,272       33,816,769
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         526,544       13,301,803        434,539        9,047,454
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           7,388,888      188,974,656      3,991,792       84,280,029
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         474,942       11,104,143             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          10,471          228,576             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                           5,781          126,326             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                           2,275           52,557             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              73,779        1,743,391             --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,897,188       48,211,014      3,692,644       75,387,488
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,039,154)     (48,211,014)    (3,962,574)     (75,387,488)
==========================================================================================================================
Reacquired:(b)
  Class A                                                     (20,780,282)    (519,903,559)   (26,448,370)    (543,193,868)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,587,157)     (60,632,000)    (3,320,218)     (62,852,698)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,725,709)     (40,779,483)    (2,020,119)     (38,453,808)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (243,304)      (6,067,052)      (164,354)      (3,393,209)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (1,760,837)     (45,266,544)      (217,170)      (4,699,810)
==========================================================================================================================
                                                                5,250,491    $ 145,050,721     (5,522,092)   $(106,367,723)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 28% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned

AIM International Growth Fund

     beneficially. In addition, 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by AIM.
(b) Amount is net of redemption fees of $35,530, $5,504, $3,463, $290 and $4,187 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively, the year ended October 31, 2006 and $14,834, $2,960, $1,319, $47 and $445 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively, the year ended October 31, 2005.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                               2006             2005          2004          2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    21.63       $    18.16    $    15.23    $    12.69    $    14.45
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.14             0.11          0.05          0.01         (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.26             3.36          2.90          2.53         (1.73)
=================================================================================================================================
    Total from investment operations                              6.40             3.47          2.95          2.54         (1.76)
=================================================================================================================================
Less dividends from net investment income                        (0.18)              --         (0.02)           --            --
=================================================================================================================================
Redemption fees added to shares of beneficial interest            0.00             0.00          0.00            --            --
=================================================================================================================================
Net asset value, end of period                              $    27.85       $    21.63    $    18.16    $    15.23    $    12.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  29.73%           19.11%        19.40%        20.02%       (12.18)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,908,453       $1,447,049    $1,288,548    $1,117,420    $1,093,344
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.54%(c)         1.69%         1.70%         1.74%         1.70%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.58%(c)         1.74%         1.74%         1.82%         1.74%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                          0.53%(c)         0.54%         0.27%         0.09%        (0.21)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             37%              37%           54%           77%           77%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,689,240,372.

AIM International Growth Fund

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2006           2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  20.08       $  16.99    $  14.32    $  12.02    $  13.78
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                (0.05)         (0.03)      (0.07)      (0.08)      (0.12)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   5.83           3.12        2.74        2.38       (1.64)
=========================================================================================================================
    Total from investment operations                              5.78           3.09        2.67        2.30       (1.76)
=========================================================================================================================
Less dividends from net investment income                        (0.02)            --          --          --          --
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00          --          --
=========================================================================================================================
Net asset value, end of period                                $  25.84       $  20.08    $  16.99    $  14.32    $  12.02
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  28.80%         18.19%      18.64%      19.14%     (12.77)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $247,939       $250,056    $301,380    $360,671    $401,288
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.29%(c)       2.41%       2.40%       2.44%       2.40%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.33%(c)       2.46%       2.44%       2.52%       2.44%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.22)%(c)     (0.18)%     (0.43)%     (0.61)%     (0.91)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             37%            37%         54%         77%         77%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $262,508,129.

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2006           2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  20.10       $  17.00    $  14.33    $  12.03    $  13.79
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                (0.05)         (0.03)      (0.07)      (0.08)      (0.12)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   5.83           3.13        2.74        2.38       (1.64)
=========================================================================================================================
    Total from investment operations                              5.78           3.10        2.67        2.30       (1.76)
=========================================================================================================================
Less dividends from net investment income                        (0.02)            --          --          --          --
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00          --          --
=========================================================================================================================
Net asset value, end of period                                $  25.86       $  20.10    $  17.00    $  14.33    $  12.03
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  28.78%         18.24%      18.63%      19.12%     (12.76)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $183,360       $132,387    $116,136    $113,965    $114,070
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.29%(c)       2.41%       2.40%       2.44%       2.40%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.33%(c)       2.46%       2.44%       2.52%       2.44%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.22)%(c)     (0.18)%     (0.43)%     (0.61)%     (0.91)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             37%            37%         54%         77%         77%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $164,595,930.

AIM International Growth Fund

                                                                                       CLASS R
                                                              ---------------------------------------------------------
                                                                                                          JUNE 3, 2002
                                                                                                           (DATE SALES
                                                                       YEAR ENDED OCTOBER 31,             COMMENCED) TO
                                                              ----------------------------------------     OCTOBER 31,
                                                               2006          2005      2004      2003         2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 21.43       $18.04    $15.14    $12.69       $ 15.27
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                0.07         0.07      0.01     (0.01)        (0.02)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  6.21         3.32      2.89      2.46         (2.56)
=======================================================================================================================
    Total from investment operations                             6.28         3.39      2.90      2.45         (2.58)
=======================================================================================================================
Less dividends from net investment income                       (0.13)          --        --        --            --
=======================================================================================================================
Redemption fees added to shares of beneficial interest           0.00         0.00      0.00        --            --
=======================================================================================================================
Net asset value, end of period                                $ 27.58       $21.43    $18.04    $15.14       $ 12.69
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 29.41%       18.79%    19.15%    19.31%       (16.90)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,070       $8,700    $2,450    $  867       $    49
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.79%(c)     1.91%     1.90%     1.94%         1.89%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.83%(c)     1.96%     1.94%     2.02%         1.93%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      0.28%(c)     0.32%     0.07%    (0.11)%       (0.40)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                         37%          37%       54%       77%           77%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $13,796,880.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                                   INSTITUTIONAL CLASS
                                                              -------------------------------------------------------------
                                                                                                             MARCH 15, 2002
                                                                                                              (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                              -------------------------------------------     OCTOBER 31,
                                                                2006          2005       2004       2003          2002
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.97       $ 18.34    $ 15.37    $12.73       $ 15.09
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.25          0.25       0.15      0.09          0.03
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.35          3.38       2.93      2.55         (2.39)
===========================================================================================================================
    Total from investment operations                              6.60          3.63       3.08      2.64         (2.36)
===========================================================================================================================
Less dividends from net investment income                        (0.31)           --      (0.11)       --            --
---------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest            0.00          0.00       0.00        --            --
===========================================================================================================================
Net asset value, end of period                                $  28.26       $ 21.97    $ 18.34    $15.37       $ 12.73
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  30.32%        19.79%     20.15%    20.74%       (15.64)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $288,408       $98,912    $13,345    $   79       $    74
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.08%(c)      1.07%      1.13%     1.17%         1.16%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.12%(c)      1.12%      1.17%     1.21%         1.20%(d)
===========================================================================================================================
Ratio of net investment income to average net assets              0.99%(c)      1.16%      0.84%     0.66%         0.33%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(e)                                          37%           37%        54%       77%           77%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $198,377,723.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Growth Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.


    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:


    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;


    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and


    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions (all the claims in this category of lawsuits were dismissed with prejudice by the court on September 29, 2006, except for the Section 36(b) claim which was dismissed with leave to amend to plead it properly as a derivative claim).


    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.


    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.


    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM International Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM International Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 20, 2006
Houston, Texas

AIM International Growth Fund

TAX DISCLOSURES

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2006, 0.00% is eligible for the dividends received deduction for corporations.

    For its tax year ended October 31, 2006, the Fund designates 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

For its tax year ended October 31, 2006, the Fund designates 0.00%, or the maximum amount allowable, of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.

    The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2006, April 30, 2006, July 31, 2006 and October 31, 2006, are 99.87%, 99.86%, 99.90% and 99.81%, respectively.

AIM International Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(1) -- 1946      1991           Director and Chairman, A I M Management    None
  Trustee and Vice Chair                          Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954      2006           Director, Chief Executive Officer and      None
  Trustee, President and                          President, A I M Management Group Inc.,
  Principal                                       AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                               broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944        1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
  Trustee and Chair                               (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936             2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939          2001           Retired                                    Badgley Funds, Inc. (registered
  Trustee                                                                                    investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942           2003           Founder, Green, Manning & Bunch Ltd.,      None
  Trustee                                         (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941         2000           Director of a number of public and         None
  Trustee                                         private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952           1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
  Trustee                                         Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1991           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
  Trustee                                         Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950       1998           Formerly: Chief Executive Officer, YWCA    None
  Trustee                                         of the USA
-------------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942         1991           Partner, law firm of Pennock & Cooper      None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935          2001           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942               2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944     2005           Retired                                    Director, Mainstay VP Series
  Trustee                                         Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM International Growth Fund



The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958          2005           Senior Vice President and Senior Officer  N/A
  Senior Vice President and                       of The AIM Family of Funds--Registered
  Senior Officer                                  Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962             2006           Director, Senior Vice President,          N/A
  Senior Vice President, Chief                    Secretary and General Counsel, A I M
  Legal Officer and Secretary                     Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director, INVESCO
                                                  Funds Group Inc.; Senior Vice President,
                                                  Chief Legal Officer and Secretary of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--; and Manager, Powershares
                                                  Capital Management LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959         2004           Global Compliance Director, AMVESCAP      N/A
  Vice President                                  PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956          2003           Senior Vice President and General
  Vice President                                  Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961        2004           Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                       Advisors, Inc.; and Vice President,
  Financial Officer and                           Treasurer and Principal Officer of The
  Treasurer                                       AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

  J. Philip Ferguson -- 1945       2005           Senior Vice President and Chief           N/A
  Vice President                                  Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960        2004           Director of Cash Management, Managing     N/A
  Vice President                                  Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967          2005           Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                           Officer, A I M Advisors, Inc., A I M
  Compliance Officer                              Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958         2006           Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                        Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                          [eDELIVERY
                         GO PAPERLESS
                 AIMinvestments.com/edelivery
                           Graphic]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account           If used after January 20, 2007, this report must be
information via e-mail. Once your quarterly statements, tax           accompanied by a Fund Performance & Commentary or by an AIM
forms, fund reports, and prospectuses are available, we will          Quarterly Performance Review for the most recent quarter-end.
send you an e-mail notification containing links to these             Mutual funds distributed by A I M Distributors, Inc.
documents. For security purposes, you will need to log in to
your account to view your statements and tax forms.                   A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment
WHY SIGN UP?                                                          Services, Inc. is the transfer agent for the products and
                                                                      services represented by AIM Investments. AIM is a subsidiary
Register for eDelivery to:                                            of AMVESCAP PLC, one of the world's largest independent
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o  reduce the amount of paper you receive.                            management as of October 31, 2006.

o  gain access to your documents faster by not waiting for the        CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND
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This AIM service is provided by AIM Investment Services, Inc.         AIMinvestments.com      IGR-AR-1      A I M Distributors, Inc.

                                          [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
----------------------------------------------------------------------------------------------
Mutual    Retirement     Annuities     College       Separately       Offshore      Cash
Funds     Products                     Savings       Managed          Products      Management
                                       Plans         Accounts
----------------------------------------------------------------------------------------------
                                                                                                 [AIM INVESTMENTS LOGO APPEARS HERE]
                                                                                                      --Registered Trademark--

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended in September, 2006, to (i) remove individuals listed in Exhibit A and any references to Exhibit A thus allowing for future flexibility and (ii) remove ambiguities found in the second paragraph of Section III. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                 Percentage of Fees                                  Percentage of Fees
                                                Billed Applicable to                                Billed Applicable to
                                                 Non-Audit Services                                  Non-Audit Services
                                                 Provided for fiscal                                 Provided for fiscal
                           Fees Billed for     year end 2006 Pursuant   Fees Billed for Services   year end 2005 Pursuant
                        Services Rendered to        to Waiver of             Rendered to the            to Waiver of
                         the Registrant for         Pre-Approval          Registrant for fiscal         Pre-Approval
                        fiscal year end 2006       Requirement(1)             year end 2005            Requirement(1)
                        --------------------   ----------------------   ------------------------   ----------------------
Audit Fees                    $232,608                  N/A                     $230,419                    N/A
Audit-Related Fees(2)         $      0                    0%                    $ 10,000                      0%
Tax Fees(3)                   $ 47,560                    0%                    $ 56,095                      0%
All Other Fees                $      0                    0%                    $      0                      0%
                              --------                                          --------
Total Fees                    $280,168                    0%                    $296,514                      0%
                              ========                                          ========

PWC billed the Registrant aggregate non-audit fees of $47,560 for the fiscal year ended 2006, and $66,095 for the fiscal year ended 2005, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Audit-Related Fees for the fiscal year end October 31, 2005 includes fees billed for completing agreed-upon procedures related to fund mergers.

(3) Tax Fees for the fiscal year end October 31, 2006 includes fees billed for reviewing tax returns. Tax fees for fiscal year end October 31, 2005 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                            Fees Billed for                                       Fees Billed for
                          Non-Audit Services                                    Non-Audit Services
                        Rendered to AIM and AIM   Percentage of Fees Billed   Rendered to AIM and AIM   Percentage of Fees Billed
                         Affiliates for fiscal     Applicable to Non-Audit     Affiliates for fiscal     Applicable to Non-Audit
                        year end 2006 That Were     Services Provided for     year end 2005 That Were     Services Provided for
                               Required              fiscal year end 2006            Required              fiscal year end 2005
                          to be Pre-Approved        Pursuant to Waiver of       to be Pre-Approved        Pursuant to Waiver of
                          by the Registrant's            Pre-Approval           by the Registrant's            Pre-Approval
                            Audit Committee             Requirement(1)            Audit Committee             Requirement(1)
                        -----------------------   -------------------------   -----------------------   -------------------------
Audit-Related Fees                 $0                         0%                         $0                         0%
Tax Fees                           $0                         0%                         $0                         0%
All Other Fees                     $0                         0%                         $0                         0%
                                  ---                                                   ---
Total Fees(2)                      $0                         0%                         $0                         0%
                                  ===                                                   ===

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2006, and $0 for the fiscal year ended 2005, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the

Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 14, 2006, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 14, 2006, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM International Mutual Funds


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 5, 2007

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 5, 2007


By: /s/ SIDNEY M. DILGREN
    ---------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: January 5, 2007

                                  EXHIBIT INDEX

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.